As filed with the Securities and Exchange Commission on April 29, 2014

  File No. 333-179649
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 8  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 212  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

ELISABETH M. BENTZINGER, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0158

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  on May 1, 2014 pursuant to paragraph (a) of Rule 485

Protective Variable Annuity L Series ("L Series") Protective Variable Annuity B Series ("B Series") Protective Variable Annuity C Series ("C Series")	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

(Contracts issued on or after July 15, 2013)

This Prospectus describes three different classes of an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the "Contract"). We sometimes refer to each class by its specific name (e.g., the "L Series"). Each class has different charges, fees and features that may be appropriate for you based on your financial situation, your age and how you intend to use the Contract. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Protected Lifetime Income Benefits.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio-SC2

VIP Index 500 Portfolio-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable
Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2 (formerly Franklin Flex Cap Growth Securities Fund, Class 2).

Franklin Income VIP Fund, Class 2 (formerly Franklin Income Securities Fund, Class 2).

Franklin Rising Dividends VIP Fund, Class 2 (formerly Franklin Rising Dividends Securities Fund, Class 2).

Franklin Small Cap Value VIP Fund, Class 2 (formerly Franklin Small Cap Value Securities Fund, Class 2).

Franklin Small-Mid Cap Growth VIP Fund, Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund, Class 2).

Franklin U.S. Government Securities VIP Fund, Class 2 (formerly Franklin U.S. Government Fund, Class 2).

Franklin Mutual Shares VIP Fund, Class 2 (formerly Mutual Shares Securities Fund, Class 2).

Templeton Developing Markets VIP Fund, Class 2 (formerly Templeton Developing Markets Securities Fund, Class 2).

Templeton Foreign VIP Fund, Class 2 (formerly Templeton Foreign Securities Fund, Class 2).

Templeton Global Bond VIP Fund, Class 2 (formerly Templeton Global Bond Securities Fund, Class 2).

Templeton Growth VIP Fund, Class 2 (formerly Templeton Growth Securities Fund, Class 2).

Goldman Sachs Variable Insurance Trust

Global Markets Navigator Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

Strategic International Equity Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

Dynamic Multi-Strategy VIT Fund, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance TrustSM

MFS® Growth Series-SS

MFS® Investors Growth Stock Series-SS

MFS® Investors Trust Series-SS

MFS® New Discovery Series-SS

MFS® Research Bond Series-SS

MFS® Research Series-SS

MFS® Total Return Series-SS

MFS® Utilities Series-SS

MFS® Value Series-SS

MFS® Variable Insurance Trust II

MFS® Emerging Markets Equity Portfolio, Service Class Shares

MFS® International Value Portfolio, Service Class Shares

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Fund/VA-SS

Main Street Fund/VA-SS

Money Fund/VA

Global Strategic Income Fund/VA-SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2014

PRO.PVA.05.14

TAXATION OF ANNUITIES IN GENERAL	80
Tax Deferral During Accumulation Period	80
Taxation of Withdrawals and Surrenders	81
Taxation of Annuity Payments	81
Tax Consequences of Protected Lifetime Income Benefits	82
Taxation of Death Benefit Proceeds	82
Assignments, Pledges, and Gratuitous Transfers	83
Penalty Tax on Premature Distributions	83
Aggregation of Contracts	83
Exchanges of Annuity Contracts	83
Loss of Interest Deduction Where Contract Is Held by or for the Benefit of Certain Nonnatural Persons	84
QUALIFIED RETIREMENT PLANS	84
In General	84
Protected Lifetime Income Benefits	86
Direct Rollovers	87
FEDERAL INCOME TAX WITHHOLDING	87
GENERAL MATTERS	87
Error in Age or Gender	87
Incontestability	88
Non-Participation	88
Assignment or Transfer of a Contract	88
Notice	88
Modification	88
Reports	88
Settlement	88
Receipt of Payment	88
Protection of Proceeds	88
Minimum Values	89
Application of Law	89
No Default	89
DISTRIBUTION OF THE CONTRACTS	89
Distribution	89
Selling Broker-Dealers	89
Inquiries	90
CEFLI	91
LEGAL PROCEEDINGS	91
VOTING RIGHTS	91
FINANCIAL STATEMENTS	92
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	93
APPENDIX A: Death Benefit calculation examples	A-1
APPENDIX B: Surrender Charge calculation examples	B-1
APPENDIX C: Variable Annuitization calculation	C-1
APPENDIX D: Condensed Financial Information	D-1
APPENDIX E: Example of SecurePay 5 Rider	E-1
APPENDIX F: Example of the Protective Income Manager Rider	F-1
APPENDIX G: Protective Income Manager Rider Payment Factors	G-1
APPENDIX H: Allocation Adjustment Program Example	H-1
APPENDIX I: Example of Joint Life Coverage With Significant Age Difference Between Covered Persons Under the Protective Income Manager Rider	I-1

2

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office: Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value: Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

DCA: Dollar cost averaging.

DCA Accounts: A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Fixed Account: A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account (not available for C Series), the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Monthly Anniversary Date: The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Date: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Date and ends at the close of regular trading on the next Valuation Date.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

3

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Transfer Fee(1)	$25
SecurePay Medical Evaluation Fee(2)	$300
Premium Tax(3)	3.5%

	L Series	B Series	C Series
Maximum Surrender Charge (as % of amount surrendered)(4)	7%	7%	None

(1)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(2)  This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay 5 rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. If an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, however, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME®: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(3)  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

(4)  The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Determining the Surrender Charge.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses
(as a percentage of average Variable Account value)

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses (without the death benefit fee)	1.65%	1.30%	1.75%

4

Optional Benefit Charges

Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2)	0.20%
Protected Lifetime Income Benefits(3)

	Maximum	Current
SecurePay 5 Rider Fee(4) (as an annualized percentage of the Benefit Base(5) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)	2.00%	1.20%
Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider)(6)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%
Purchase of the Protective Income Manager rider under RightTime® option	2.20%	1.30%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more (See "Charges and Deductions.")

(2)  There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "Charges and Deductions, Death Benefit Fee" sections of this prospectus.

(3)  You may not purchase both the SecurePay 5 rider and the Protective Income Manager rider.

(4)  We will give you at least 30 days' notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay 5 rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See "SecurePay 5" in this prospectus.

(5)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay 5 rider. On the Rider Issue Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay 5 rider, the Benefit Base and how it is calculated, please see "SecurePay 5" in this prospectus.

(6)  The Protective Income Manager fee is a percentage of the greatest of: the Contract Value on each Monthly Anniversary Date; the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or, if you purchased the rider on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Contract Issue Date. During the 120 days immediately following the Contract Issue Date, the fee is based upon your initial Purchase Payment. We will give you at least 30 days' notice before any increase in the Protective Income Manager Fee. You may elect not to pay the increase in your Protective Income Manager Fee. If you do, your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries, even if there is a Reset following the date you elect not to pay the fee increase. You will continue to be assessed your current Protective Income Manager Fee. See "Protective Income Manager (patent pending) with RightTime® Option" in this prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2013. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.35%	-	1.71	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

5

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in each class of the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay 5 rider at the maximum and current rider fee. The second example assumes that you have not purchased either the Protective Income Manager rider or the SecurePay 5 rider. The examples also assume that the Maximum Anniversary Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

(1)  If you purchased the SecurePay 5 rider:

(a)  If you surrender the Contract at the end of the applicable time period:

(i)  reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,211	$2,304	$3,004	$6,184
B Series	1,178	2,209	3,188	5,905
C Series	597	1,811	3,049	6,261
Minimum Fund Expense
L Series	$1,090	$1,950	$2,400	$5,099
B Series	1,057	1,852	2,599	4,778
C Series	468	1,436	2,448	5,189

(ii)  reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,136	$2,074	$2,591	$5,324
B Series	1,103	1,979	2,789	5,031
C Series	517	1,567	2,637	5,407
Minimum Fund Expense
L Series	$1,015	$1,717	$1,976	$4,189
B Series	982	1,617	2,188	3,852
C Series	388	1,189	2,025	4,283

(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

(i)  reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$587	$1,782	$3,004	$6,184
B Series	552	1,681	2,844	5,905
C Series	597	1,811	3,049	6,261
Minimum Fund Expense
L Series	$458	$1,406	$2,400	$5,099
B Series	423	1,302	2,229	4,778
C Series	468	1,436	2,448	5,189

6

(ii)  reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$507	$1,538	$2,591	$5,324
B Series	472	1,437	2,428	5,031
C Series	517	1,567	2,637	5,407
Minimum Fund Expense
L Series	$378	$1,159	$1,976	$4,189
B Series	342	1,053	1,801	3,852
C Series	388	1,189	2,025	4,283

(2)  If you have not purchased either the SecurePay 5 rider or Protective Income Manager rider:

(a)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,025	$1,734	$1,981	$4,058
B Series	992	1,637	2,198	3,744
C Series	399	1,207	2,028	4,145
Minimum Fund Expense
L Series	$903	$1,370	$1,345	$2,838
B Series	870	1,269	1,577	2,475
C Series	268	821	1,396	2,939

(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$389	$1,177	$1,981	$4,058
B Series	353	1,074	1,812	3,744
C Series	399	1,207	2,028	4,145
Minimum Fund Expense
L Series	$258	$791	$1,345	$2,838
B Series	222	683	1,165	2,475
C Series	268	821	1,396	2,939

*  You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

7

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?

The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. This prospectus describes three different classes of the Contract — the L Series, the B Series, and the C Series. Each class has different charges and features that may be appropriate for you based on your financial situation, your age and how you intend to use the Contract. For example, the L Series has a higher mortality and expense risk charge and administration charge than the B Series, but imposes a surrender charge over a shorter period of time than the B Series. The C Series imposes a higher mortality and expense risk charge than either of the other two classes, and a higher administration charge than the B Series, but has no surrender charge. Also, if you elect the B Series, your minimum required initial Purchase Payment may be lower, and under the C Series you may not allocate your Purchase Payments or transfer Contract Value to the Fixed Account. (See "The Contract.")

What are the Company's obligations under the Contract?

The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

How may I purchase a Contract?

Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

What are the Purchase Payments?

The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you purchase the SecurePay 5 rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay 5.") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract or your right to purchase the Protective Income Manager rider after the Issue Date under our RightTime option. We reserve the right to limit, suspend, or reject any Purchase Payment at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

Can I cancel the Contract?

You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states

8

requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

Can I transfer amounts in the Contract?

Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

In the B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Can I surrender the Contract?

Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2, and surrender charges may apply. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

Can I withdraw my money from the Contract?

Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "Annuity Payments — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59 1/2. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you purchase the SecurePay 5 or Protective Income Manager rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "Protected Lifetime Income Benefits.")

Is there a death benefit?

If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death at our Administrative Office. (See "Death Benefit.")

The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and except as described below, your selection may not be changed after the Contract is issued. See "Charges and Deductions, Death Benefit Fee."

If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

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What charges do I pay under the Contract?

We assess a surrender charge under L Series and B Series Contracts if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, SecurePay 5 and Protective Income Manager riders.

We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

(See the "Fees and Expenses" tables preceding this Summary and the "Charges and Deductions" section later in this prospectus.)

What is the SecurePay 5 Rider?

The SecurePay 5 rider guarantees the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance. You may only select the SecurePay 5 rider when you purchase your Contract. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases, or "roll-ups", in the Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

Under the SecurePay 5 rider, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA.

Under the SecurePay 5 rider your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program. The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering the SecurePay 5 rider. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the SecurePay 5 rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

We charge an additional fee if you purchase the SecurePay 5 rider. If you elect the rider, you will begin paying this fee as of the date the SecurePay 5 rider is issued. You may not cancel the SecurePay 5 rider for the first ten years following the date of its issue. To purchase the SecurePay 5 rider, the youngest Owner and Annuitant must be age 60 or older and the oldest Owner and Annuitant must be age 85 or younger on the Rider Issue Date.

See "SecurePay 5."

What is the Protective Income Manager Rider (patent pending)?

The Protective Income Manager rider guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in

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your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted because you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program (patent pending). The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering Protective Income Manager. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. The Protective Income Manager and Allocation Adjustment Program technology and know-how are the proprietary and patent-pending intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager With RightTime® Option."

What is the RightTime® Option?

You may elect the Protective Income Manager rider at the time you purchase your Contract, or you may purchase the rider at a later date under our RightTime® option so long as you satisfy the Protective Income Manager rider's issue requirements and the rider is still available for sale. If you purchase the rider under the RightTime® option, it will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime® option to elect the rider than if you elect the rider when you purchase your Contract. See "Protected Lifetime Income Benefits."

What Annuity Options are available?

Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

Is the Contract available for qualified retirement plans?

You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans.")

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Where may I find financial information about the Sub-Accounts?

You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

Other contracts

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters.")

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THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2013, Protective Life had total assets of approximately $68.3 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $68.8 billion at December 31, 2013.

The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Administration

Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management &

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Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

1.  the Variable Account;

2.  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

3.  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

4.  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value II, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund, Series II Shares

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Growth and Income, Series II Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

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Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Global Real Estate Fund, Series II Shares

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Small Cap Equity Fund, Series II Shares

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2 (formerly Franklin Flex Cap Growth Securities Fund, Class 2)

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2 (formerly Franklin Income Securities Fund, Class 2)

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends VIP Fund, Class 2 (formerly Franklin Rising Dividends Securities Fund, Class 2)

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2 (formerly Franklin Small Cap Value Securities Fund, Class 2)

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

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Franklin U.S. Government Securities VIP Fund, Class 2 (formerly Franklin U.S. Government Fund, Class 2)

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Franklin Mutual Shares VIP Fund, Class 2 (formerly Mutual Shares Securities Fund, Class 2)

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Foreign VIP Fund, Class 2 (formerly Templeton Foreign Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Developing Markets VIP Fund, Class 2 (formerly Templeton Developing Markets Securities Fund, Class 2)

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Global Bond VIP Fund, Class 2 (formerly Templeton Global Bond Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2 (formerly Templeton Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Global Markets Navigator Fund, Service Class

This Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Fund, Class II

This fund seeks long-term growth of capital.

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Legg Mason Dynamic Multi-Strategy VIT Fund, Class II

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust

MFS Growth Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

MFS Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

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MFS Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II

MFS Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks capital appreciation.

Global Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Main Street Fund/VA, Service Shares

This Fund seeks capital appreciation.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund/VA is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Global Diversified Allocation Portfolio, Advisor Class

The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

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Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $750 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $750 million and $2.5 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

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•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios

Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Contract.

Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

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Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

Payments From Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

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For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance TrustSM, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. There are three different classes of the Contract — the L Series, the B Series, and the C Series — with different charges and features that may be appropriate for you based on your financial situation, your age, and how you intend to use the Contract. Once you elect a class, you may not later switch to a different class.

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Therefore, before you select a class, you should carefully compare all three and consult your sales representative to determine which class best suits your needs. The three classes differ as follows:

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses	1.65%	1.30%	1.75%
Surrender Charge Schedule (Based on Date of Each Purchase Payment)	4 years (7.0%, 7.0%, 6.0%, 6.0%)	7 years (7.0%, 6.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%)	None
Minimum Required Initial Purchase Payment	$25,000	$5,000 ($25,000 if Protective Income Manager rider is purchased)	$25,000
Ability to Allocate Purchase Payments and Transfer Contract Value to the Fixed Account	Yes	Yes	No

Among the factors you should consider when choosing which class may be most appropriate for your individual needs are the following:

•  Your age;

•  The amount of your initial investment;

•  How long you intend to hold the Contract;

•  The likelihood that you will want or need to make withdrawals from the Contract and if so, when you would do so (withdrawals will be reduced by the imposition of any applicable surrender charge);

•  Your investment objectives, particularly with respect to allocating Purchase Payments and transferring Contract Value to the Fixed Account (amounts held in the Fixed Account are credited a fixed rate of interest); and

•  Your desire to minimize costs and/or maximize returns associated with the Contract.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner

The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Date.

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For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Beneficiary

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Annuitant

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select the SecurePay 5 rider or the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Payee

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is

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complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you select the SecurePay 5 rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay 5.") The minimum initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract or your right to purchase the Protective Income Manager rider after the Issue Date under our RightTime option. We also reserve the right to limit, suspend, or reject any Purchase Payment at any time, and/or limit the Investment Options to which you may direct Purchase Payments. We may do so for all Contracts or only certain classes of Contracts. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See "Qualified Retirement Plans."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic purchase payment plan in effect will terminate on the Rider Issue Date. See "Protective Income Manager With RightTime® Option."

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and

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postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Variable Account Value

Sub-Account Value

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders and applicable surrender charges;

•  withdrawals and applicable surrender charges;

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•  automatic withdrawals and applicable surrender charges;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

•  application of the Contract Value to an Annuity Option; and

•  deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

Net Investment Factor

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

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If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

How to Request Transfers

Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Account. For B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

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•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

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Dollar Cost Averaging

Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

Dollar cost averaging transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner.

In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

If you select the SecurePay 5 rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account only; your dollar-cost averaging transfers from these accounts must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select the SecurePay 5 rider or the Protective Income Manager rider. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Transfers from the DCA Accounts. If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

Transfers from the Fixed Account. In B and L Series Contracts, you may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Portfolio Rebalancing

Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of

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each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Withdrawals

At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the SecurePay 5 rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59 1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under L Series and B Series Contracts. (See "Charges and Deductions".) We do not impose a surrender charge under C Series Contracts. A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "Suspension or Delay in Payments.") A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

Surrenders

At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Withdrawals

At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Please note that if you select the SecurePay 5 rider or the Protective Income Manager rider special withdrawal rules apply (especially on or after the Benefit Election Date for the SecurePay 5 rider). (See "Protected Lifetime Income Benefits.")

You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

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Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Surrender Value

The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

For B Series and L Series Contracts, the amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge)).

Cancellation of Accumulation Units

Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Withdrawal Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Automatic Withdrawals

Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. For B Series Contracts to participate in the plan you must have:

(1)  made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or

(2)  a Contract Value as of the previous Contract Anniversary of at least $5,000.

For C Series and L Series Contracts, to begin participating in the plan you must have a Contract Value as of the previous Contract Anniversary of at least $25,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner

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reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Surrenders and Withdrawals".)

When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the automatic withdrawal plan. The automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select the SecurePay 5 rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic withdrawal plan in effect will terminate on the Rider Issue Date. (See "Protective Income Manager with RightTime® Option.")

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

In B Series and L Series contracts, the Guaranteed Account consists of the Fixed Account and the DCA Accounts. In C Series Contracts, the Guaranteed Account consists of the DCA Accounts only. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

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For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

The Fixed Account (not available in the C Series)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

If you elect the SecurePay 5 rider or the Protective Income Manager rider when you purchase your Contract, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase the Protective Income Manager rider under the RightTime option, you must transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

The DCA Accounts

DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

Guaranteed Account Value

Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

(1)  Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  interest credited to the Guaranteed Account; minus

(4)  amounts transferred out of the Guaranteed Account including any transfer fee; minus

(5)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(6)  fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

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For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the owner's death or take distributions from the Contract over the beneficiary's life or life expectancy beginning within one year of the owner's death.

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The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit riders. If state law affords legal recognition to domestic partnerships or civil unions, the Riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Riders. However, as described above, for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Riders' benefit.

In addition, if the Rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the Rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.

An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.

Selecting a Death Benefit

We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. These death benefits are described more completely below.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.

The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the two death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under the SecurePay 5 rider or the Protective Income Manager rider) provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the

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downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

Optional Maximum Anniversary Value Death Benefit

This death benefit is not available if you purchase the Protective Income Manager rider.

At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each withdrawal (including a withdrawal made under the SecurePay 5 rider) since that Contract Anniversary.

The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

Maximum Anniversary Value Death Benefit Fee

We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

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Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

PROTECTED LIFETIME INCOME BENEFITS

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional protected lifetime income benefit riders — the SecurePay 5 and the Protective Income Manager riders. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other rider will no longer be available to you, even if the rider you purchase later terminates. Therefore, before you select a protected lifetime income rider, you should carefully compare both and consult your sales representative to determine which rider (if any) best suits your needs.

The primary distinctions between the SecurePay 5 rider and the Protective Income Manager rider are as follows:

SecurePay 5	Protective Income Manager (patent pending)
Rider Objective	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.
This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.
Death Benefit	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
The death benefit value under SecurePay 5 may remain higher than under the Protective Income Manager rider because withdrawal amounts under SecurePay 5 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly.	Only the Return of Purchase Payments Death Benefit is available.

Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay 5 rider is elected.

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	SecurePay 5	Protective Income Manager (patent pending)
Withdrawal Amount	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.
Purchase Payments	You cannot make Purchase Payments on or after the Benefit Election Date	You may make Purchase Payments until the Annuity Date.
Fee (for rider as currently offered)	2.00% maximum, 1.20% current	2.00% maximum, 1.20% current (at time of Contract purchase) 2.20% maximum, 1.30% current (purchase under RightTime® option)
Eligibility	You must be at least 60 and no older than 85 to select the SecurePay 5 rider.	You must be between the ages of 60 and 80 to elect the rider. Your minimum Contract Value, if purchased under RightTime® Option, must be $25,000.
Availability

You may only purchase the SecurePay 5 rider at the time you purchase your Contract. Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.

You may purchase the Protective Income Manager rider at the time you purchase your Contract, or at a later date under our RightTime® option, subject to certain conditions. Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person.

Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

THE SECUREPAY 5 RIDER

In general, the SecurePay 5 rider guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions of the rider. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases in your Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.

Under the SecurePay 5 rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may only purchase the SecurePay 5 rider when you purchase your Contract, and only if you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay 5 Rider."

SecurePay 5 does not guarantee Contract Value or the performance of any investment option.

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Important Considerations

•  If you purchase the SecurePay 5 rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits".

•  Purchase Payments made more than two years after the date the rider is issued (the "Rider Issue Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Issue Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

•  The SecurePay 5 rider may not be available in all states, and we may otherwise limit its availability.

The ways to purchase the SecurePay 5 rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase the SecurePay 5 rider if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of the SecurePay 5 rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay 5 suits your needs.

Purchasing the Optional SecurePay 5 Rider

You may purchase the SecurePay 5 rider only when you purchase your Contract. The Owner (or older Owner) or Annuitant must be age 85 or younger and the youngest Owner and Annuitant must be age 60 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel the SecurePay 5 rider during the ten years following the Rider Issue Date.

•  We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits").

•  Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

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•  You may make additional Purchase Payments after the Rider Issue Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

Allocation Guidelines and Restrictions

In order to maintain your SecurePay 5 rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay 5 rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

Designating the Covered Person(s)

The Covered Person is the person upon whose life the SecurePay 5 rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary

Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met.

Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

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	Single Life Coverage	Joint Life Coverage
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner
Covered Person is older Owner.
	SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

Changing Beneficiaries — Single Owner with Joint Life Coverage. After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination." In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Spousal Continuation" and "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though your SecurePay 5 rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  We do not calculate the 5.0% "roll-up" feature of the SecurePay 5 rider — the SecurePay Roll-up Value — on or after the Benefit Election Date. See "Calculating the Benefit Base Before the Benefit Election Date" and "Calculating the Benefit Base On or After the Benefit Election Date."

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

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Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrenders and Withdrawals, Withdrawals," and "Taxation of Withdrawals and Surrenders."

The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay 5 rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

•  Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in "good order" by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

Where there is a single Covered Person, the Maximum Withdrawal Percentage under either SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%. Under certain circumstances, we may increase your AWA. See "SecurePay ME®: Increased AWA for Certain Medical Conditions," "SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home," and "Required Minimum Distributions." In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

Under the SecurePay 5 rider, your initial Benefit Base is equal to your initial Purchase Payment.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

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On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Issue Date. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.

The SecurePay 5 "Roll-up".

The SecurePay 5 rider is also designed to provide for potential increases in your Benefit Base of up to 5.0% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

This means that when calculating the Benefit Base before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary; or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

  We will also include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 (($50,000 + $100,000) x 5.0%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

  We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 5.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 5.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value

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increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 5.0% of $100,000 = $5,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $500, the reduced "roll-up" amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($94,500)

We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000. ($100,000 + $5,000 (the 5.0% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 5 rider terminates (see "Terminating the SecurePay 5 Rider") — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 5 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 5 rider until the SecurePay 5 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 5 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, we no longer calculate the SecurePay Roll-up Value. See "Calculating the Benefit Base On or After the Benefit Election Date." Therefore, once you reach your Benefit Election Date you will no longer receive any additional value from the "Roll-up" feature of the SecurePay 5 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals". You should carefully weigh the advantages of the SecurePay Roll-up Value with the disadvantages of delaying taking SecurePay Withdrawals.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base

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depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

We will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

  For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

We do not impose a surrender charge on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000, and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

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We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay 5 rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") Please note that we may accept different payment intervals.

If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date"). The SecurePay 5 rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.

If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

SecurePay Fee

We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee is currently 1.20% of the Benefit Base. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum 2.00% of the Benefit Base.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider

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will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5 Rider."

Terminating the SecurePay 5 Rider

The SecurePay 5 rider will terminate upon the earliest of:

•  the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);

•  for a SecurePay 5 rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a SecurePay 5 rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•  the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the SecurePay 5 rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay 5 rider terminates, you may not reinstate it or purchase a new rider except as described below under "Spousal Continuation" and "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination."

Spousal Continuation

Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after the Rider Issue Date, or (2) the current Benefit Base.

If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, then the surviving spouse may purchase a new SecurePay 5 rider before the Annuity Date if we are offering the rider at that time. If all the conditions to purchase a new SecurePay 5 rider have been met, we will issue the rider upon our receipt of the surviving spouse's written request. The new rider will be subject to the terms and conditions of the SecurePay 5 rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Issue Date.

The surviving spouse may not purchase a new SecurePay 5 rider if he or she does not meet the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of

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that Covered Person. Please note that the SecurePay 5 rider may not be available in all states and that we may limit the availability of the SecurePay 5 rider at any time.

If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

Reinstating Your SecurePay 5 Rider Within 30 Days of Termination

If your SecurePay 5 rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits") or due to a change in Covered Person after the Benefit Election Date (see "Designating the Covered Person(s)"), and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

If termination occurred due to a Prohibited Allocation instruction, your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider's Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.

We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

Tax Consequences

Treatment of Civil Unions and Domestic Partners.  The SecurePay 5 rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay 5 rider benefit.

In addition, the Rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.

An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay 5 rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay 5 rider is suitable for his or her needs.

Other Tax Matters. For a discussion of other tax consequences specific to the SecurePay 5 rider, please see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

Note: The two-year waiting period for the SecurePay ME® benefit begins on the Contract's Issue Date (not necessarily when you select the SecurePay 5 rider). A new waiting period begins if ownership of the Contract changes.

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At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay 5 rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

Note: The SecurePay ME® benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note: You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

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We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home

If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NHSM (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay 5 rider.

The SecurePay NH benefit may not be available in all states and may not be available with new contracts in the future. Please check with your financial advisor to determine availability.

What is the SecurePay NH benefit? If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

Nursing Home Benefit Period. The Nursing Home Benefit Period is the period of time during which the increased SecurePay withdrawal percentage is used to calculate the AWA. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the AWA will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

The Nursing Home Benefit Period will extend for a maximum of five (5) Contract years in which you qualify for the SecurePay NH benefit or until the SecurePay Rider terminates, whichever occurs first. The qualifying Contract years need not be consecutive. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the Annual Withdrawal Amount will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

Eligibility for the SecurePay NH Benefits. To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

1.  have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;

2.  (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and

3.  be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

Ineligibility. You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of the SecurePay 5 rider, or you are confined to a nursing home during the year following your purchase of the Rider.

Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

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Activities of Daily Living (ADL). Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

•  Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.

•  Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.

•  Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

•  Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

•  Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•  Transferring — The ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment. For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

Applying for Increased AWA under the SecurePay NH Benefit.

Initial Application.  To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license and not related to the Covered Person. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

Re-Certification of Eligibility. Beginning with the second Contract Anniversary following the end of a Valuation Period during which we determine that the Covered Person qualifies for the increased AWA under SecurePay NH (the "Qualification Date"), you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.

The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

Determining Your Increased AWA under the SecurePay NH Benefit

Initial Qualifying Year. Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that

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Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

Example:

Five years ago, after turning age 75, Elisabeth elected the SecurePay 5 rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $5,000 ($10,000 – $5,000).

If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

Example:

Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000 and an Excess Withdrawal of $4,000. Her new Benefit Base after the Excess Withdrawal is $95,789 ($100,000 – $4,000/$95,000 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $95,789. Her new AWA is $9,579 ($95,789 * 10%) and her remaining AWA for the current Contract Year is $4,789 ((10% – 5%) * $95,789)

Notice of Qualification. We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

Subsequent Contract Years. In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

Non-Qualifying Years.  For any Contract Year during which the Covered Person fails to qualify for the increased AWA under the SecurePay NH benefit, we calculate the AWA using the SecurePay withdrawal percentage established on the Benefit Election Date according to the terms of the SecurePay rider you purchased and that Contract Year will not be included in the Nursing Home Benefit Period.

Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, the SecurePay NH benefit is no longer available. Thus, the SecurePay NH benefit is not available after —

•  you choose to apply your Annuity Value to an Annuity Option under the Contract;

•  the Maximum Annuity Date under the Contract is reached; or

•  the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

Availability of SecurePay NH Benefit after Annuitization. Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —

•  you choose to apply your Annuity Value to an Annuity Option under the Contract;

•  the Maximum Annuity Date under the Contract is reached; or

•  the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

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Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract is annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH Benefit. If you have already qualified for, and are receiving, an increased AWA under SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the remainder of the 5-Contract Year Maximum Aggregate Nursing Home Benefit Period. You will not need to recertify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

Termination and Reinstatement of the SecurePay NH Benefit. The SecurePay NH benefit terminates when your SecurePay 5 rider terminates, including when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

Tax Considerations for the SecurePay NH Benefit. The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "Federal Tax Matters, Tax Consequences of Protected Lifetime Income Benefits" and "Qualified Retirement Plans, Protected Lifetime Income Benefits." If you are considering purchasing a Qualified Contract with the SecurePay 5 rider, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

Required Minimum Distributions

If the SecurePay 5 rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay 5 rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay 5 rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under the SecurePay 5 rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay 5 rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime® OPTION

In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

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Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime® option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Issue Date") and your Contract Value is at least $25,000 on that date if you purchase under the RightTime option.

The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

•  If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")

•  Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

•  Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."

•  You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.

•  You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.

•  We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.

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•  The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, on the Rider Issue Date we will cancel any existing automatic purchase payment plan or automatic withdrawal plan that you have established.

•  The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

You should not purchase the Protective Income Manager rider if:

•  you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;

•  it is important for you to leave a death benefit for your heirs;

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

Appendix F demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix F and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

Purchasing Protective Income Manager

You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

If the rider is still available for sale, you may instead exercise the RightTime® option to add it to your Contract any time before the Annuity Date so long as your Contract Value on the Rider Issue Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued.

Important Considerations

The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

•  For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime® option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

•  On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has

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not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

•  You also should consider:

•  If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime® option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

•  But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

Designating the Covered Person(s)

The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A

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	Single Life Coverage	Joint Life Coverage
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See "Determining Your Optimal "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

•  Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix I for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.

•  The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.

•  The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.

•  Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

Allocation Guidelines and Restrictions

In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

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Determining Your Optimal Withdrawal Amount

The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor is based on:

•  the age of the (younger) Covered Person on the Rider Issue Date; and

•  the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

1.  We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

  For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix G, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). See Appendix G: Protective Income Manager Rider Payment Factors.

  If you purchase the Protective Income Manager rider at the time you purchase the Contract and we receive an additional Purchase Payment or Payments within the first 120 days, then we recalculate your initial Optimal Withdrawal Amount at 30-day intervals during the 120 days following the Contract Issue Date. We will recalculate your initial Optimal Withdrawal Amount to equal the Protective Income Manager Payment Factor as of the Contract Issue Date multiplied by the total aggregate Purchase Payments received (including your initial Purchase Payment) less any aggregate Excess Withdrawals made since the Contract Issue Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amounts. If any scheduled recalculation date is not a Valuation Date, then we make this calculation on the next Valuation Date. In the future, we may change the timing and/or frequency of the calculation of the initial Optimal Withdrawal Amount.

2.  We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary.

  Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

  a.  90% of your Optimal Withdrawal Amount for the prior Contract Year; or

  b.    Your initial Optimal Withdrawal Amount.

  For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year.

Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

Increase in Protective Income Manager Fee. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager

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Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

The Protective Income Manager Payment Factor. We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). The Protective Income Manager Payment Factors are set forth in Appendix G for Single Life Coverage and Joint Life Coverage.

Reset of the Minimum Optimal Withdrawal Amount. If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

a.  Your initial Optimal Withdrawal Amount; or

b.  Your Optimal Withdrawal Amount as of the Reset Date.

Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

For example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,251) or the Optimal Withdrawal Amount on the Reset Date ($5,000). Therefore, his new minimum Optimal Withdrawal Amount is $5,000.

Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

Beginning Your Protective Income Manager Withdrawals

All Contract withdrawals taken on and after the Rider Issue Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

•  Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.

•  An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

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At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

Important Considerations

•  All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "Charges and Deductions, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Withdrawals."

Excess Withdrawals

An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrender and Withdrawals," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

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Required Minimum Distributions

If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "Qualified Retirement Plans."

We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with written notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

Reduction of Contract Value to Zero

If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

•  We will pay your remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor, and will always be at least the greater of: (a) 90% of your Optimal Withdrawal Amount for the prior Contract Year; or (b) your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable). Because your Contract Value will be zero, this means your Optimal Withdrawal Amount will decrease by 10% each Contract Year, but will never drop below your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable).

•  If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

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•  If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)

The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.

If your Protective Income Manager rider is in effect on the Maximum Annuity Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

1.  If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.

2.  If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

Death of a Covered Person Before the Annuity Date

If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value

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of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.)

The percentage is currently 1.20% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.30% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

Terminating the Protective Income Manager Rider

We will terminate the Protective Income Manager rider upon the earliest of:

•  the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date we receive instructions from you that results in a change in Covered Person(s);

•  for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

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•  the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

Reinstating the Protective Income Manager rider within 30 Days of Termination

If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

In addition, the Rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.

An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

Other Tax Matters. For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS

In order to maintain the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. In addition, you also must participate in the Allocation Adjustment Program.

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NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase the Protective Income Manager rider under the RightTime option, you must transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay 5 rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category
Category 1
Minimum Allocation: 35%
Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO Low Duration
Franklin US Government Securities VIP	PIMCO Real Return
Legg Mason Dynamic Multi-Strategy VIT	PIMCO Short-Term
Lord Abbett Bond-Debenture	PIMCO Total Return
MFS Research Bond	PIMCO Global Diversified Allocation
Oppenheimer Money Fund/VA	Invesco V.I. Balanced Risk Allocation
Oppenheimer Global Strategic Income	Invesco V.I. Government Securities
Goldman Sachs Global Markets Navigator	Templeton Global Bond VIP
PIMCO Long-Term US Government

Category 2
Minimum Allocation: 0%
Maximum Allocation: 65%

Franklin Income VIP	MFS Investors Growth
MFS Total Return	MFS Investors Trust
Fidelity VIP Contrafund	MFS Value
Fidelity VIP Index 500	Franklin Mutual Shares VIP
Franklin Rising Dividends VIP	Oppenheimer Main Street
Goldman Sachs Strategic Growth	Invesco V.I. Comstock
Lord Abbett Calibrated Dividend Growth	Invesco V.I. Growth and Income
Lord Abbett Classic Stock	Invesco V.I. Equity & Income
Lord Abbett Fundamental Equity	MFS Growth

Category 3
Minimum Allocation: 0%
Maximum Allocation: 30%

Fidelity VIP Mid Cap	MFS VIT II International Value
Franklin Flex Cap Growth VIP	Oppenheimer Capital Appreciation
Franklin Small Cap Value VIP	Oppenheimer Global
Franklin Small-Mid Cap Growth VIP	PIMCO All Asset
Goldman Sachs Growth Opportunities	Royce Capital Micro-Cap
Goldman Sachs Mid Cap Value	Royce Capital Small-Cap
Goldman Sachs Strategic International Equity	Templeton Developing Markets VIP
ClearBridge Variable Mid Cap Core	Templeton Foreign VIP
ClearBridge Variable Small Cap Growth	Templeton Growth VIP
Lord Abbett Growth Opportunities	Invesco V.I. Mid Cap Growth
Lord Abbett Mid-Cap Stock	Invesco V.I. Global Real Estate
MFS New Discovery	Invesco V.I. International Growth
MFS Research	Invesco V.I. Small Cap Equity
MFS Utilities	Invesco V.I. American Value
MFS VIT II Emerging Markets Equity

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The Benefit Allocation Model Portfolios. Each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the Protective Income Manager rider under the RightTime® option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay 5 rider or the Protective Income Manager rider.

The Allocation Adjustment Program (patent pending). If you select the SecurePay 5 rider or the Protective Income Manager rider you must participate in the Allocation Adjustment Program. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment Program is designed to limit our risk under these riders.

Under this program, we will monitor the performance of each Sub-Account in Category 2 and 3 of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Money Fund/VA Sub-Account or any of the other Sub-Accounts in Category 1. If, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 drops below a specified level the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account.

Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

•  For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted. This means:

•  On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Money Fund/VA Sub-Account;

•  You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•  If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Money Fund/VA Sub-Account;

•  When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund/VA Sub-Account in place of the restricted Sub-Account; and

•  Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Money Fund/VA Sub-Account.

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You may transfer your Contract Value in the Oppenheimer Money Fund/VA Sub-Account to any non-restricted Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Date we will transfer all of your Contract Value in the Oppenheimer Money Fund/VA Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described above as of the next Valuation Date. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.

Note: Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Oppenheimer Money Fund/VA Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix H in this prospectus for an example of the Allocation Adjustment Program.

Changes to the Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with at least five business days prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay 5 rider or the Protective Income Manager rider.

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

For purposes of the Allocation Adjustment Program, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase a rider, but we may use a different mathematical model for riders we issue in the future. We reserve the right to terminate the Allocation Adjustment Program at any time in our sole discretion by prior written notice.

If you receive notice of a change to the Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract

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Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select the SecurePay 5 rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines or Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation instruction includes:

(a)  allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions; or

(b)  directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(c)  transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(d)  deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or

(e)  terminating the rebalancing of your Contract Value.

If we terminate your SecurePay 5 rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay 5 Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders; or

(5)  your premium check has not cleared your bank.

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If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge) (not applicable to C Series)

General

We do not deduct a surrender charge for C Series Contracts.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value of L Series and B Series Contracts when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect the SecurePay 5 rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "Protected Lifetime Income Benefits.")

Free Withdrawal Amount

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Withdrawals and Surrenders.")

If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

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Determining the Surrender Charge

We calculate the surrender charge in the following manner:

1.  We deduct any available free withdrawal amount from the requested withdrawal amount;

2.  We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and

3.  If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Deduction of the Surrender Charge on Withdrawals

We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

•  In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.

•  In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

Waiver of Surrender Charges

We will waive any applicable surrender charge if, at any time after the first Contract Year:

(1)  you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or,

(2)  you enter, for a period of at least ninety (90) days, a facility which is both

  (a)  licensed by the state or operated pursuant to state law; and

  (b)  qualified as a skilled nursing home facility under Medicare or Medicaid.

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The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See "Federal Tax Matters.")

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to a percentage of the average daily net assets of the Variable Account attributable to your Contract, as set forth below:

Class	Mortality and Expense Risk Charge
L Series	1.50%
B Series	1.20%
C Series	1.60%

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.15% for the L Series and C Series and 0.10% for the B Series of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

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Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Return of Purchase Payments Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.") We do not assess the death benefit fee after the Annuity Date.

The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

SecurePay Fee

We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee is currently 1.20% of the Benefit Base. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum of 2.00% of the Benefit Base.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 5."

SecurePay Medical Evaluation Fee. Under the SecurePay 5 rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

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b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.)

The percentage is currently 1.20% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.30% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager with RightTime® Option."

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

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Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Date

On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate the SecurePay 5 rider or the Protective Income Manager rider if in effect on the Annuity Date. (See "Protected Lifetime Income Benefits.")

Changing the Annuity Date

The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

PayStream Plus® Annuitization Benefit

(not available in New Hampshire or Utah)

If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select

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to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply (for the B Series and L Series) if you fully or partially surrender variable income payments within 7 years (B Series) or 4 years (L Series) after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

Annuity Units

On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments

We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units

After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

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Annuity Options

You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Minimum Amounts

If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

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YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

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Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

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The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which

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holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  Certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  Certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

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Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Tax Consequences of Protected Lifetime Income Benefits

Withdrawals, pledges, or gifts. In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay 5 or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay 5 or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

Taxation of Death Benefit Proceeds

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

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(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed

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your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the C Series and L Series, and the B Series, if you purchase the Protective Income Manager, require a minimum initial Purchase Payment of at least $25,000. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

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There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Pension and Profit-Sharing Plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for

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themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts

Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Protected Lifetime Income Benefits

The Company offers for an additional charge two optional Protected Lifetime Income Benefit riders – the SecurePay 5 rider and the Protective Income Manager rider (collectively, the "PLIB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a PLIB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan's tax status which are not discussed here.

When the SecurePay 5 rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

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Direct Rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct

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information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

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Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2011	$128,712,319
December 31, 2012	$141,595,320
December 31, 2013	$118,126,390

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the

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promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2013, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, AIG Advisor Group, LPL Financial, Raymond James and NFP Securities in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

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CEFLI

Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

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FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2013 and 2012 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2013 and 2012 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2013 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

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STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

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APPENDIX A
DEATH BENEFIT CALCULATION EXAMPLES

The purpose of the following examples is to illustrate the Return of Purchase Payments and Maximum Anniversary Value Death Benefits when the SecurePay5 rider has been elected and when no SecurePay5 rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2014)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Purchased the SecurePay 5 Rider

•  Elected Single Life Coverage under the SecurePay Rider

•  Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2019

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/15	Anniversary	120,000	(B)			—		120,000		120,000	—		120,000
1/1/16	Anniversary	130,000		—		—		130,000		130,000	—		130,000
4/1/16	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)	100,000	(F)
1/1/17	Anniversary	103,000		—		—		103,000		109,200	—		103,000
1/1/18	Anniversary	111,000		—		—		111,000		114,660	—		111,000
10/1/18	Purchase Payment	85,000		80,000	(G)	—		165,000		114,660	—		165,000
11/30/18	SecurePay WD	155,000		—		5,733	(H)	149,267		114,660	5,733	(I)	154,267	(J)
1/1/19	SecurePay WD	152,500				5,733	(K)	146,767		114,660	5,733		148,534
3/31/19	Excess Withdrawal	160,000		—		16,000	(L)	144,000		103,194	15,450	(M)	144,000	(N)
7/1/19	Owner Death	135,000	(O)	—		—		135,000		103,194			135,000	(P)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

A-1

(G)  A Purchase Payment of $80,000 is made on 10/1/2018.

(H)  The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $5,733 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,733.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,267 = the greater of $149,267 or $154,267 ($100,000 + $80,000 – $20,000 – $5,733) respectively.

(K)  A withdrawal of $5,733 is made on 1/1/2019. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,733 = $114,660 * 5%.

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2019.

(M)  The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $144,000 = the greater of $144,000 or $133,084 ($100,000 + $80,000 – $20,000 – $5,733 – $5,733 – $15,450) respectively.

(O)  The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

(P)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $135,000 = greater of $135,000 or $133,084 ($100,000 + $80,000 – $20,000 – $5,733 – $5,733 – $15,450) respectively.

A-2

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay5 Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2014)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Purchased the SecurePay5 Rider

•  Elected Single Life Coverage under the SecurePay5 Rider

•  Set the Benefit Election Date on 11/30/2018 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2019

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/15	Anniversary	120,000	(B)			—		120,000		120,000	—		153,084
1/1/16	Anniversary	130,000		—		—		130,000		130,000	—		163,084
4/1/16	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)
1/1/17	Anniversary	103,000		—		—		103,000		109,200	—		156,084
1/1/18	Anniversary	111,000		—		—		111,000		114,660	—		164,084	(F)
10/1/18	Purchase Payment	85,000		80,000	(G)	—		165,000		114,660	—
11/30/18	SecurePay WD	155,000		—		5,733	(H)	149,267		114,660	5,733	(I)	128,084	(J)
1/1/19	SecurePay WD	152,500				5,733	(K)	146,767		114,660	5,733		131,317
3/31/19	Excess Withdrawal	160,000		—		16,000	(L)	144,000		103,194	15,450	(M)
7/1/19	Owner Death	135,000	(N)	—		—		135,000		103,194					164,084	(O)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $164,084 = $111,000 + $80,000 – $5,733 – $5,733 – $15,450. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2018.

(H)  The SecurePay Benefit Election Date is set on 11/30/2018, and the first SecurePay Withdrawal of $5,733 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,733.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $128,107 = $155,000 – $5,733 – $5,733 – $15,427.

(K)  A withdrawal of $5,733 is made on 1/1/2019. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,733 = $114,660 * 5%.
A-3

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

(M)  The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

(O)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $164,084 = the greatest of $135,000 or $133,084 ($100,000 + $80,000 – $20,000 – $5,733 – $5,733 – $15,450) or $164,084, respectively.

A-4

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2014)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2019

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/15	Anniversary	120,000	(B)			—		120,000		—		120,000
1/1/16	Anniversary	130,000		—		—		130,000		—		130,000
4/1/16	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)	100,000	(F)
1/1/17	Anniversary	103,000		—		—		103,000		—		103,000
1/1/18	Anniversary	111,000		—		—		111,000		—		111,000
10/1/18	Purchase Payment	85,000		80,000	(G)	—		165,000		—		165,000
11/30/18	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	154,322	(J)
3/31/19	Withdrawal	160,000		—		16,000	(K)	144,000		15,432		144,000
7/1/19	Owner Death	135,000	(L)	—		—		135,000				138,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

(G)  A Purchase Payment of $80,000 is made on 10/1/2018.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,322 = the greater of $149,500 or $154,322 ($100,000 + $80,000 – $20,000 – $5,678), respectively.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

(L)  The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

(M)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

A-5

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without a SecurePay 5 Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2014)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2019

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/14	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/15	Anniversary	120,000	(B)			—		120,000		—		158,890
1/1/16	Anniversary	130,000		—		—		130,000		—		168,890
4/1/16	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)
1/1/17	Anniversary	103,000		—		—		103,000		—		161,890
1/1/18	Anniversary	111,000		—		—		111,000		—		169,890	(F)
10/1/18	Purchase Payment	85,000		80,000	(G)	—		165,000		—
11/30/18	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	133,890	(J)
3/31/19	Withdrawal	160,000		—		16,000	(K)	144,000		15,432
7/1/19	Owner Death	135,000	(L)	—		—		135,000						168,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $169,890 = $111,000 + $80,000 – $5,678 – $15,432. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2018.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $133,890 = $155,000 – $5,678 – $15,432.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

(L)  The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

(M)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $168,890 = the greatest of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) or $169,890, respectively.

A-6

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION (L Series and B Series only)

The purpose of the following example is to illustrate the surrender charges under L Series and B Series Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

Surrender charges are applied to Contract Value surrendered under L Series and B Series Contracts according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

L Series:

Assume an initial Purchase Payment of $100,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $35,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value is $145,000. A partial withdrawal request for $25,000 is received on 10/31/2003.

On the third Contract Anniversary, assume the Contract Value equals $170,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $228,500.

First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

B-1

The following table outlines the steps we take to determine the surrender charge for the $25,000 withdrawal and for the $228,500 full surrender:

Step	$25,000 Withdrawal	$228,500 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $145,000 – $150,000 = – $5,000
(2) 10% * $150,000 = $15,000
(3) 10% * $145,000 = $14,500
Greatest value is (2), or $15,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
= $170,000 – ($185,000 – $10,000) = – $5,000
(2) 10% * $185,000 = $18,500
(3) 10% * $170,000 = $17,000
Greatest value is (2), or $18,500
(ii) Amount subject to surrender charge Requested amount less amount from step (i)	$25,000 – $15,000 = $10,000	$228,500 – $18,500 = $210,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $10,000 withdrawal taken from initial $100,000 Purchase Payment • Only 2 full years have passed since that Purchase Payment Surrender charge = 6%	• Since $10,000 has already been withdrawn from the initial Purchase Payment, $90,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the Purchase Payment
Surrender charge = 6%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

B-2

Step	$25,000 Withdrawal	$228,500 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $35,000, the entire $35,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since that Purchase Payment
Surrender charge percentage = 7%
• Allocating the surrender amount to the three Purchase Payments covers only $175,000 of the eligible $210,000. So the remaining $35,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $35,000 * ($90,000 / $175,000) = $18,000 – The first Purchase Payment has $108,000 ($90,000 + $18,000) allocated to it
• $35,000 * ($50,000 / $175,000) = $10,000 – The second Purchase Payment has $60,000 ($50,000 + $10,000) allocated to it
• $35,000 * ($35,000 / $175,000) = $7,000 – The third Purchase Payment has $42,000 ($35,000 + $7,000) allocated to it
(iv) Surrender charge Step (ii) multiplied by step (iii)	$10,000 * 6% = $600	$108,000 * 6% = $6,480 $60,000 * 6% = $3,600 $42,000 * 7% = $2,940 $6,480 + $3,600 + $2,940 = $13,020

*  For the purposes of this illustration, "Net Purchase Payment" means total Purchase Payments less total withdrawals.

B Series:

Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

A partial withdrawal request for $43,000 is received on 10/31/2003.

On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $121,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

B-3

The following table outlines the steps we take to determine the surrender charge for the $43,000 withdrawal and for the $165,000 full surrender:

Step	$43,000 Withdrawal	$165,000 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of: (1) Earnings = Contract Value – total Net Purchase Payments* Earnings = $130,000 – $125,000 = $5,000 (2) 10% * $125,000 = $12,500 (3) 10% * $130,000 = $13,000 Greatest value is (3), or $13,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $121,000 – ($150,000 – $30,000) = $1,000
(2) 10% * $150,000 = $15,000
(3) 10% * $121,000 = $12,100
Greatest value is (2), or $15,000
(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$43,000 – $13,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $30,000 withdrawal comes from $50,000 Purchase Payment • Only 2 full years have passed since Purchase Payment Surrender charge = 6%	• Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the first Purchase Payment
Surrender charge = 5%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

B-4

Step	$43,000 Withdrawal	$165,000 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since the third Purchase Payment
Surrender charge = 6%
• Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

*  For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

B-5

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 4 years of a Purchase Payment for the L Series or within 7 years for the B Series, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.") Surrender charges are not assessed for the C Series.

C-1

APPENDIX D
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 — Oppenheimer Money Fund/VA
 October 2, 2000 — Invesco V.I. Mid Cap Growth II
 May 1, 2002 — Lord Abbett Mid-Cap Stock, Value Class
Lord Abbett Bond-Debenture, Value Class
 June 2, 2003 — Lord Abbett Growth Opportunities, Value Class
Lord Abbett Calibrated Dividend Growth, Value Class
MFS Growth SS
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer Capital Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Global Strategic
Income SS
Oppenheimer Global SS
Invesco V.I. Comstock II
Invesco V.I. Growth and Income II
 December 19, 2003 — Invesco V.I. Government Securities II
Invesco V.I. Equity and Income II	May 1, 2006 — Fidelity VIP MidCap-SC2
Fidelity VIP Contrafund®-SC2
Fidelity VIP Investment Grade Bond SC2
Fidelity VIP Index 500-SC2
Franklin Flex Cap Growth VIP Fund-C2 (formerly Franklin Flex Cap Growth Securities Fund-C2)
Franklin Income VIP Fund-C2 (formerly Franklin Income Securities Fund-C2)
Franklin Mutual Shares VIP Fund-C2 (formerly Mutual Shares Securities Fund-C2)
Franklin Rising Dividends VIP Fund-C2 (formerly Franklin Rising Dividends Securities Fund-C2)
Franklin Small-Mid Cap Growth VIP Fund-C2 (formerly Franklin Small-Mid Cap Growth Securities Fund-C2)
Templeton Foreign VIP Fund-C2 (formerly Templeton Foreign Securities Fund-C2)
Templeton Growth VIP Fund-C2 (formerly Templeton Growth Securities Fund-C2)
 May 1, 2007 — Franklin U.S. Government Securities VIP Fund-C2 (formerly Franklin U.S. Government Fund-C2)
Templeton Global Bond VIP Fund-C2 (formerly Templeton Global Bond Securities Fund-C2)
 May 1, 2008 — Goldman Sachs Strategic Growth Service Class
Goldman Sachs Strategic International Equity Service Class
Lord Abbett Classic Stock, Value Class

D-1

November 2, 2009 — Franklin Small Cap Value VIP Fund-C2 (formerly Franklin Small Cap Value Securities Fund-C2)
Goldman Sachs Growth Opportunities, Service Class
ClearBridge Variable Mid Cap Core, Class II
ClearBridge Variable Small Cap Growth, Class II
Lord Abbett Fundamental Equity, Value Class
MFS Research Bond SS
MFS Value SS
PIMCO Long-Term US Government, Advisor Class
PIMCO Low Duration, Advisor Class
PIMCO Real Return, Advisor Class
PIMCO Short-Term, Advisor Class
PIMCO Total Return, Advisor Class
Royce Capital Micro-Cap, Service Class
Royce Capital Small-Cap, Service Class
Invesco V.I. American Value, Series II
Invesco V.I. Balanced Risk Allocation II	May 1, 2010 — Goldman Sachs Mid Cap Value Fund, Service Class
 May 1, 2012 — Invesco V.I. Global Real Estate, Series II
Invesco V.I. International Growth, Series II
Invesco V.I. Small Cap Equity, Series II
Legg Mason Dynamic Multi-Strategy VIT, Class II
MFS VIT II Emerging Markets Equity
Portfolio, Service Class Shares
MFS VIT II International Value Portfolio, Service Class Shares
PIMCO All Asset, Advisor Class
Templeton Developing Markets VIP Fund-C2 (formerly Templeton Developing Markets Securities Fund-C2)
 May 1, 2013 — Goldman Sachs Global Markets Navigator, Service Class
PIMCO Global Diversified Allocation, Advisor Class

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed, by class. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following tables. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

D-2

You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

The following tables do not include Sub-Accounts that were not in operation as of December 31, 2013.

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
ClearBridge Variable Mid Cap Core — Class II	2013	$14.31	$14.15	$18.39	1,077,349	100,950	402,211
	2012	$10.58	$10.51	$13.64	577,599	96,456	376,638
	2011	$9.11	$9.10	$11.80	41,216	14,822	189,941
	2010	—	—	$12.51	—	—	68,036
	2009	—	—	$10.42	—	—	5,387
ClearBridge Variable Small Cap Growth — Class II	2013	$16.20	$16.02	$21.74	226,251	18,486	69,707
	2012	$11.19	$11.12	$15.08	96,007	4,462	44,218
	2011	$9.53	$9.51	$12.89	4,163	—	17,608
	2010	—	—	$12.97	—	—	6,600
	2009	—	—	$10.57	—	—	237
Fidelity VIP Contrafund® — Service Class 2	2013	$13.74	$13.59	$14.67	3,181,597	260,098	1,656,586
	2012	$10.63	$10.56	$11.39	1,617,716	246,893	1,379,824
	2011	$9.28	$9.26	$9.98	96,913	30,562	679,613
	2010	—	—	$10.43	—	—	394,563
	2009	—	—	$9.07	—	—	236,009
	2008	—	—	$6.81	—	—	28,860
	2007	—	—	$12.08	—	—	12,213
	2006	—	—	$10.47	—	—	5,978
Fidelity VIP Index 500 — Service Class 2	2013	$14.37	$14.21	$14.56	1,267,562	194,151	835,405
	2012	$11.04	$10.96	$11.22	610,761	123,543	822,892
	2011	$9.67	$9.65	$9.87	40,449	6,756	487,331
	2010	—	—	$9.86	—	—	236,775
	2009	—	—	$8.73	—	—	98,564
	2008	—	—	$7.03	—	—	4,200
	2007	—	—	$11.38	—	—	—
	2006	—	—	$11.00	—	—	—

D-3

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Fidelity VIP Investment Grade Bond — Service Class 2	2013 2012	$10.33 $10.69	$10.22 $10.62	$12.79 $13.28	2,261,223 1,195,831	288,093 235,559	1,059,419 920,844
	2011	$10.25	$10.23	$12.79	78,731	29,051	537,444
	2010	—	—	$12.15	—	—	376,268
	2009	—	—	$11.48	—	—	231,717
	2008	—	—	$10.11	—	—	17,364
	2007	—	—	$10.65	—	—	—
	2006	—	—	$10.40	—	—	—
Fidelity VIP Mid Cap — Service Class 2	2013	$13.46	$13.31	$15.68	3,274,450	303,152	1,338,048
	2012	$10.04	$9.97	$11.73	1,825,854	309,347	1,212,788
	2011	$8.88	$8.86	$10.41	122,593	63,167	651,162
	2010	—	—	$11.87	—	—	286,505
	2009	—	—	$9.39	—	—	92,722
	2008	—	—	$6.83	—	—	4,816
	2007	—	—	$11.50	—	—	839
	2006	—	—	$10.14	—	—	317
Franklin Templeton — Franklin Flex Cap Growth VIP — Class 2	2013 2012	$13.56 $10.00	$13.42 $9.93	$14.48 $10.71	146,519 79,286	13,491 11,225	89,874 91,547
	2011	$9.27	$9.25	$9.96	2,582	1,673	54,810
	2010	—	—	$10.64	—	—	34,584
	2009	—	—	$9.31	—	—	7,283
	2008	—	—	$7.12	—	—	—
	2007	—	—	$11.19	—	—	—
	2006	—	—	$9.95	—	—	—
Franklin Templeton — Franklin Income VIP — Class 2	2013 2012	$12.07 $10.73	$11.94 $10.66	$14.69 $13.10	3,305,769 1,600,156	403,244 344,043	1,477,183 1,136,750
	2011	$9.65	$9.64	$11.83	128,667	24,765	703,366
	2010	—	—	$11.75	—	—	460,855
	2009	—	—	$10.60	—	—	162,516
	2008	—	—	$7.95	—	—	58,414
	2007	—	—	$11.49	—	—	31,043
	2006	—	—	$11.26	—	—	14,895

D-4

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Franklin Templeton — Franklin Rising Dividends VIP — Class 2	2013 2012	$14.34 $11.20	$14.18 $11.13	$15.06 $11.80	4,052,087 2,196,744	369,519 266,089	1,798,682 1,373,728
	2011	$10.14	$10.12	$10.72	190,127	32,205	670,615
	2010	—	—	$10.28	—	—	373,089
	2009	—	—	$8.67	—	—	163,889
	2008	—	—	$7.51	—	—	6,543
	2007	—	—	$10.47	—	—	231
	2006	—	—	$10.94	—	—	1,796
Franklin Templeton — Franklin Small Cap Value VIP — Class 2	2013 2012	$15.21 $11.31	$15.05 $11.24	$18.94 $14.13	270,000 135,949	19,442 19,005	138,735 89,258
	2011	$9.68	$9.66	$12.14	6,862	2,476	51,571
	2010	—	—	$12.82	—	—	20,286
	2009	—	—	$10.17	—	—	1,778
Franklin Templeton — Franklin Small-Mid Cap Growth VIP — Class 2	2013 2012	$13.73 $10.07	$13.58 $10.00	$15.07 $11.09	288,808 138,448	16,727 15,317	221,019 207,044
	2011	$9.20	$9.19	$10.18	7,991	1,618	131,911
	2010	—	—	$10.87	—	—	83,663
	2009	—	—	$8.66	—	—	29,322
	2008	—	—	$6.13	—	—	—
	2007	—	—	$10.85	—	—	2,405
	2006	—	—	$9.91	—	—	—
Franklin Templeton — Franklin Mutual Shares VIP — Class 2	2013 2012	$13.61 $10.75	$13.46 $10.68	$13.01 $10.32	5,260,020 2,839,060	482,218 456,177	2,767,109 2,362,135
	2011	$9.54	$9.52	$9.18	216,879	74,524	1,293,665
	2010	—	—	$9.43	—	—	670,728
	2009	—	—	$8.63	—	—	250,930
	2008	—	—	$6.96	—	—	32,679
	2007	—	—	$11.25	—	—	22,886
	2006	—	—	$11.05	—	—	10,965
Franklin Templeton — Templeton Developing Markets VIP — Class 2	2013 2012	$9.69 $9.91	$9.62 $9.88	$9.63 $9.89	238,427 125,621	15,962 9,504	52,676 47,122

D-5

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Franklin Templeton — Templeton Foreign VIP — Class 2	2013 2012	$12.02 $9.90	$11.89 $9.84	$13.29 $10.99	420,951 280,216	55,705 44,164	448,740 306,142
	2011	$8.48	$8.47	$9.45	43,925	7,327	208,782
	2010	—	—	$10.75	—	—	117,339
	2009	—	—	$10.09	—	—	39,245
	2008	—	—	$7.48	—	—	9,967
	2007	—	—	$12.76	—	—	6,988
	2006	—	—	$11.24	—	—	3,987
Franklin Templeton — Templeton Global Bond VIP — Class 2	2013 2012	$10.52 $10.48	$10.40 $10.42	$16.11 $16.12	6,997,411 2,996,235	658,943 500,714	2,251,224 1,643,036
	2011	$9.23	$9.21	$14.24	232,787	77,198	916,478
	2010	—	—	$14.61	—	—	401,518
	2009	—	—	$13.01	—	—	104,152
	2008	—	—	$11.15	—	—	2,956
	2007	—	—	$10.67	—	—	—
Franklin Templeton — Templeton Growth VIP — Class 2	2013 2012	$13.44 $10.41	$13.29 $10.34	$12.44 $9.67	242,964 116,837	19,467 15,460	143,180 117,780
	2011	$8.71	$8.69	$8.12	18,411	5,397	75,749
	2010	—	—	$8.87	—	—	58,742
	2009	—	—	$8.40	—	—	23,199
	2008	—	—	$6.51	—	—	6,600
	2007	—	—	$11.48	—	—	8,194
	2006	—	—	$11.41	—	—	3,067
Franklin Templeton — U.S. Government Securities VIP Fund — Class 2	2013 2012	$9.92 $10.28	$9.81 $10.21	$11.58 $12.04	4,413,287 2,320,608	449,150 434,924	1,949,975 1,738,106
	2011	$10.22	$10.20	$12.02	166,876	84,820	890,850
	2010	—	—	$11.56	—	—	554,242
	2009	—	—	$11.17	—	—	295,800
	2008	—	—	$11.01	—	—	7,274
	2007	—	—	$10.41	—	—	5,559
Goldman Sachs Global Markets Navigator — Service Class	2013	$10.89	$10.85	$10.86	162,875	11,075	126,392

D-6

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Goldman Sachs Growth Opportunities — Service Class	2013 2012	$14.47 $11.09	$14.31 $11.02	$18.40 $14.16	180,096 97,630	15,730 15,223	75,839 66,281
	2011	$9.41	$9.39	$12.05	1,042	—	30,923
	2010	—	—	$12.76	—	—	11,045
	2009	—	—	$10.87	—	—	236
Goldman Sachs Mid Cap Value — Service Class	2013	$13.83	$13.68	$15.35	2,346,513	157,183	940,160
	2012	$10.57	$10.50	$11.78	1,435,337	147,790	705,603
	2011	$9.06	$9.05	$10.13	139,959	18,367	244,727
	2010	—	—	$11.03	—	—	57,152
Goldman Sachs Strategic Growth — Service Class	2013	$14.49	$14.33	$19.69	2,683,272	261,865	878,940
	2012	$11.12	$11.05	$15.17	1,471,279	281,581	798,374
	2011	$9.42	$9.40	$12.89	104,177	60,335	379,627
	2010	—	—	$13.50	—	—	129,670
	2009	—	—	$12.42	—	—	16,849
	2008	—	—	$8.56	—	—	—
Goldman Sachs Strategic International Equity — Service Class	2013 2012	$11.99 $9.82	$11.86 $9.76	$15.40 $12.65	159,475 116,004	15,098 16,651	78,413 67,444
	2011	$8.23	$8.22	$10.64	12,888	1,420	45,933
	2010	—	—	$12.76	—	—	40,127
	2009	—	—	$11.78	—	—	17,524
	2008	—	—	$9.33	—	—	—
Invesco VI American Value II	2013	$14.63	$14.46	$18.81	141,369	30,994	82,325
	2012	$11.06	$10.99	$14.28	46,710	24,357	51,451
	2011	$9.57	$9.56	$12.40	535	2,967	26,560
	2010	—	—	$12.51	—	—	2,599
	2009	—	—	$10.41	—	—	241
Invesco VI Balanced Risk Allocation II	2013	$11.29	$11.17	$12.95	2,640,188	192,418	1,474,774
	2012	$11.28	$11.21	$12.98	1,108,337	100,010	775,951
	2011	$10.33	$10.31	$11.93	37,421	16,773	86,372
	2010	—	—	$10.96	—	—	40,262
	2009	—	—	$10.20	—	—	488

D-7

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Invesco VI Comstock II	2013	$14.75	$14.59	$22.54	380,370	35,634	151,795
	2012	$11.02	$10.95	$16.90	171,214	28,153	130,104
	2011	$9.39	$9.37	$14.45	7,160	503	103,764
	2010	—	—	$15.00	—	—	84,789
	2009	—	—	$13.19	—	—	64,021
	2008	—	—	$10.44	—	—	43,516
	2007	—	—	$16.54	—	—	45,179
	2006	—	—	$17.22	—	—	51,883
	2005	—	—	$15.08	—	—	58,523
	2004	—	—	$14.73	—	—	57,717
Invesco VI Equity and Income II	2013	$13.10	$12.96	$19.59	1,941,681	204,376	871,088
	2012	$10.63	$10.56	$15.95	1,004,181	161,966	649,112
	2011	$9.58	$9.56	$14.43	68,073	28,599	385,885
	2010	—	—	$14.87	—	—	184,287
	2009	—	—	$13.49	—	—	76,474
	2008	—	—	$11.20	—	—	66,256
	2007	—	—	$14.73	—	—	76,932
	2006	—	—	$14.49	—	—	82,637
	2005	—	—	$13.08	—	—	75,599
	2004	—	—	$12.39	—	—	59,026
Invesco VI Global Real Estate II	2013	$11.38	$11.29	$11.31	391,601	6,206	156,088
	2012	$11.26	$11.22	$11.23	125,875	2,869	100,855
Invesco VI Government Securities II	2013	$10.10	$9.99	$10.76	180,331	5,461	155,569
	2012	$10.53	$10.47	$10.94	166,665	16,033	169,859
	2011	$10.44	$10.42	$11.12	8,278	5,744	118,398
	2010	—	—	$11.19	—	—	119,490
	2009	—	—	$10.85	—	—	78,716
	2008	—	—	$10.93	—	—	17,554
	2007	—	—	$10.95	—	—	17,580
	2006	—	—	$10.41	—	—	9,019
	2005	—	—	$10.26	—	—	11,607
	2004	—	—	$10.10	—	—	12,932

D-8

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Invesco VI Growth & Income II	2013	$14.16	$14.00	$19.36	5,558,202	482,715	1,883,914
	2012	$10.72	$10.65	$14.71	3,044,465	465,416	1,666,217
	2011	$9.50	$9.48	$13.08	212,760	79,795	819,185
	2010	—	—	$13.61	—	—	344,643
	2009	—	—	$12.33	—	—	68,425
	2008	—	—	$10.10	—	—	32,162
	2007	—	—	$15.15	—	—	30,774
	2006	—	—	$15.03	—	—	34,668
	2005	—	—	$13.18	—	—	34,351
	2004	—	—	$12.21	—	—	34,364
Invesco VI International Growth II	2013	$12.12	$12.02	$11.51	127,464	928	69,445
	2012	$10.34	$10.30	$9.86	23,939	1,292	18,626
	2011	—	—	$8.74	—	—	14,817
	2010	—	—	$8.11	—	—	18,780
	2009	—	—	$7.51	—	—	19,390
	2008	—	—	$5.59	—	—	—
Invesco VI Mid-Cap Growth II	2013	$13.00	$12.86	$8.17	230,070	1,502	166,256
	2012	$9.65	$9.58	$6.08	112,621	3,564	163,770
	2011	$8.75	$8.74	$5.54	5,738	5,092	141,478
	2010	—	—	$6.21	—	—	128,431
	2009	—	—	$4.96	—	—	23,433
	2008	—	—	$3.23	—	—	10,550
	2007	—	—	$6.17	—	—	12,774
	2006	—	—	$5.34	—	—	14,045
	2005	—	—	$5.17	—	—	14,146
	2004	—	—	$4.73	—	—	14,252
Invesco VI Small Cap Equity II	2013	$13.56	$13.46	$13.48	62,780	1,563	23,734
	2012	$10.02	$9.99	$10.00	35,941	—	12,402
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	2013 2012	$11.80 $10.12	$11.71 $10.09	$11.73 $10.10	844,366 207,953	75,731 2,723	1,683,903 476,160

D-9

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Lord Abbett Bond-Debenture — Value Class	2013	$11.65	$11.52	$20.30	6,945,400	686,362	2,360,387
	2012	$10.91	$10.84	$19.08	3,287,886	567,809	1,820,376
	2011	$9.82	$9.80	$17.24	250,347	71,892	1,126,556
	2010	—	—	$16.79	—	—	636,230
	2009	—	—	$15.20	—	—	469,445
	2008	—	—	$11.51	—	—	145,344
	2007	—	—	$14.19	—	—	160,860
	2006	—	—	$13.59	—	—	170,685
	2005	—	—	$12.63	—	—	207,793
	2004	—	—	$12.68	—	—	205,655
Lord Abbett Calibrated Dividend Growth — Value Class	2013 2012	$13.40 $10.61	$13.26 $10.55	$21.57 $17.15	239,394 35,479	43,274 19,999	118,402 68,988
	2011	$9.56	$9.54	$15.50	867	7,971	52,594
	2010	—	—	$15.73	—	—	53,458
	2009	—	—	$13.94	—	—	40,294
	2008	—	—	$11.48	—	—	23,770
	2007	—	—	$15.82	—	—	29,436
	2006	—	—	$15.59	—	—	30,959
	2005	—	—	$13.84	—	—	21,143
	2004	—	—	$13.56	—	—	13,951
Lord Abbett Classic Stock — Value Class	2013	$13.40	$13.25	$13.11	453,159	18,181	167,817
	2012	$10.45	$10.38	$10.26	235,278	15,217	138,397
	2011	$9.20	$9.18	$9.07	235	—	63,701
	2010	—	—	$10.04	—	—	48,085
	2009	—	—	$8.94	—	—	29,595
	2008	—	—	$7.25	—	—	4,067
Lord Abbett Fundamental Equity — Value Class	2013	$13.46	$13.31	$16.72	3,451,741	315,823	1,502,347
	2012	$10.04	$9.98	$12.52	1,962,623	310,652	1,133,475
	2011	$9.20	$9.18	$11.51	133,157	58,034	529,028
	2010	—	—	$12.26	—	—	192,985
	2009	—	—	$10.47	—	—	9,136

D-10

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Lord Abbett Growth Opportunities — Value Class	2013	$13.17	$13.03	$23.22	68,951	3,293	36,808
	2012	$9.74	$9.67	$17.22	44,041	1,017	28,857
	2011	$8.65	$8.63	$15.35	1,180	—	17,892
	2010	—	—	$17.34	—	—	10,626
	2009	—	—	$14.35	—	—	9,405
	2008	—	—	$10.02	—	—	3,481
	2007	—	—	$16.50	—	—	4,567
	2006	—	—	$13.83	—	—	5,414
	2005	—	—	$13.04	—	—	7,272
	2004	—	—	$12.67	—	—	6,956
Lord Abbett Mid Cap Stock — Value Class	2013	$13.17	$13.02	$18.24	139,429	18,330	127,371
	2012	$10.24	$10.17	$14.23	84,936	17,046	142,862
	2011	$9.05	$9.04	$12.63	6,961	1,515	150,827
	2010	—	—	$13.38	—	—	143,184
	2009	—	—	$10.85	—	—	121,398
	2008	—	—	$8.71	—	—	118,048
	2007	—	—	$14.60	—	—	141,086
	2006	—	—	$14.76	—	—	151,117
	2005	—	—	$13.37	—	—	160,464
	2004	—	—	$12.57	—	—	150,629
MFS Growth — Service Shares	2013	$14.72	$14.55	$23.99	399,806	41,359	188,116
	2012	$10.92	$10.85	$17.87	147,058	84,280	91,256
	2011	$9.45	$9.43	$15.52	10,052	10,269	42,103
	2010	—	—	$15.87	—	—	10,111
	2009	—	—	$14.02	—	—	10,526
	2008	—	—	$10.38	—	—	2,738
	2007	—	—	$16.90	—	—	2,847
	2006	—	—	$14.22	—	—	3,141
	2005	—	—	$13.44	—	—	2,035
	2004	—	—	$12.54	—	—	2,036

D-11

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Investors Growth Stock — Service Shares	2013	$14.01	$13.86	$9.57	118,680	13,518	188,628
	2012	$10.92	$10.85	$7.48	67,757	11,933	218,599
	2011	$9.48	$9.46	$6.52	3,829	—	108,377
	2010	—	—	$6.60	—	—	65,917
	2009	—	—	$5.99	—	—	46,562
	2008	—	—	$4.38	—	—	5,387
	2007	—	—	$7.06	—	—	3,625
	2006	—	—	$6.47	—	—	3,754
	2005	—	—	$6.13	—	—	3,897
	2004	—	—	$5.98	—	—	4,048
MFS Investors Trust — Service Shares	2013	$14.21	$14.05	$19.63	1,993,409	185,460	678,420
	2012	$10.93	$10.86	$15.15	1,058,048	177,075	614,419
	2011	$9.32	$9.30	$12.97	78,439	28,634	307,998
	2010	—	—	$13.51	—	—	134,297
	2009	—	—	$12.39	—	—	32,087
	2008	—	—	$9.95	—	—	6,395
	2007	—	—	$15.16	—	—	6,843
	2006	—	—	$14.01	—	—	7,036
	2005	—	—	$12.64	—	—	4,815
	2004	—	—	$12.01	—	—	5,013
MFS New Discovery — Service Shares	2013	$13.98	$13.83	$36.43	1,818,167	136,227	375,070
	2012	$10.03	$9.97	$26.23	965,374	137,367	314,297
	2011	$8.41	$8.39	$22.06	67,228	20,075	156,616
	2010	—	—	$25.06	—	—	79,651
	2009	—	—	$18.74	—	—	12,997
	2008	—	—	$11.69	—	—	—
	2007	—	—	$19.66	—	—	—
	2006	—	—	$19.55	—	—	—
	2005	—	—	$17.60	—	—	—
	2004	—	—	$17.04	—	—	—

D-12

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Research — Service Shares	2013	$14.29	$14.14	$20.62	71,658	15,640	29,531
	2012	$10.97	$10.90	$15.88	36,182	18,178	28,021
	2011	$9.51	$9.49	$13.82	270	9,214	18,224
	2010	—	—	$14.14	—	—	9,695
	2009	—	—	$12.44	—	—	6,440
	2008	—	—	$9.71	—	—	3,876
	2007	—	—	$15.49	—	—	4,112
	2006	—	—	$13.95	—	—	3,913
	2005	—	—	$12.87	—	—	2,715
	2004	—	—	$12.16	—	—	2,965
MFS Research Bond — Service Shares	2013	$10.50	$10.38	$11.31	1,921,913	277,808	812,584
	2012	$10.78	$10.71	$11.65	1,028,311	270,610	680,503
	2011	$10.20	$10.18	$11.06	69,727	56,311	372,367
	2010	—	—	$10.56	—	—	116,675
	2009	—	—	$10.02	—	—	123
MFS Total Return — Service Shares	2013	$12.57	$12.43	$22.54	608,828	104,531	300,835
	2012	$10.72	$10.65	$19.30	308,039	77,597	267,201
	2011	$9.79	$9.78	$17.69	26,485	7,494	207,356
	2010	—	—	$17.71	—	—	157,764
	2009	—	—	$16.42	—	—	100,322
	2008	—	—	$14.18	—	—	26,861
	2007	—	—	$18.56	—	—	24,028
	2006	—	—	$18.16	—	—	28,827
	2005	—	—	$16.54	—	—	28,666
	2004	—	—	$16.39	—	—	29,124
MFS Utilities — Service Shares	2013	$12.78	$12.64	$31.92	1,205,350	168,094	224,938
	2012	$10.77	$10.70	$26.99	581,154	113,100	204,861
	2011	$9.64	$9.62	$24.24	58,353	20,054	112,148
	2010	—	—	$23.14	—	—	60,352
	2009	—	—	$20.73	—	—	25,285
	2008	—	—	$15.86	—	—	4,014
	2007	—	—	$25.94	—	—	1,612
	2006	—	—	$20.68	—	—	744
	2005	—	—	$16.05	—	—	925
	2004	—	—	$14.00	—	—	32

D-13

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Value — Service Shares	2013	$14.70	$14.54	$16.97	3,277,046	201,965	1,102,877
	2012	$10.99	$10.92	$12.72	1,547,211	146,511	766,517
	2011	$9.61	$9.59	$11.16	35,455	26,559	177,525
	2010	—	—	$11.40	—	—	65,216
	2009	—	—	$10.43	—	—	2,040
MFS VIT II Emerging Markets Equity SC	2013	$9.38	$9.31	$9.33	262,437	6,126	94,430
	2012	$10.05	$10.02	$10.02	110,376	2,054	51,415
MFS VIT II International Value SC	2013	$13.26	$13.16	$13.18	215,158	13,920	144,105
	2012	$10.53	$10.49	$10.50	68,091	1,631	42,916
OppenheimerFunds Capital Appreciation — Service Shares	2013 2012	$13.45 $10.53	$13.30 $10.46	$21.64 $17.00	125,839 65,550	16,896 7,307	42,404 40,780
	2011	$9.37	$9.36	$15.19	4,287	—	18,914
	2010	—	—	$15.66	—	—	15,382
	2009	—	—	$14.59	—	—	7,474
	2008	—	—	$10.29	—	—	1,789
	2007	—	—	$19.25	—	—	4,530
	2006	—	—	$17.19	—	—	4,812
	2005	—	—	$16.23	—	—	5,799
	2004	—	—	$15.74	—	—	5,778
OppenheimerFunds Global Fund — Service Shares	2013 2012	$13.09 $10.44	$12.95 $10.38	$32.84 $26.29	2,465,182 1,376,316	250,703 249,036	584,698 459,209
	2011	$8.75	$8.73	$22.10	89,586	41,254	234,739
	2010	—	—	$24.57	—	—	100,156
	2009	—	—	$21.59	—	—	36,867
	2008	—	—	$15.75	—	—	3,580
	2007	—	—	$26.84	—	—	2,323
	2006	—	—	$25.73	—	—	4,518
	2005	—	—	$22.29	—	—	3,342
	2004	—	—	$19.87	—	—	3,344

D-14

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
OppenheimerFunds Global Strategic Income — Service Shares	2013 2012	$10.43 $10.60	$10.31 $10.53	$19.78 $20.18	3,935,251 1,912,789	466,119 394,031	1,300,898 1,049,436
	2011	$9.49	$9.48	$18.14	179,980	48,629	613,300
	2010	—	—	$18.32	—	—	375,462
	2009	—	—	$16.23	—	—	263,193
	2008	—	—	$13.94	—	—	12,595
	2007	—	—	$16.57	—	—	11,765
	2006	—	—	$15.38	—	—	17,505
	2005	—	—	$14.58	—	—	19,602
	2004	—	—	$14.47	—	—	19,284
OppenheimerFunds Main Street — Service Shares	2013 2012	$14.56 $11.22	$14.40 $11.15	$18.87 $14.59	292,827 131,293	23,643 20,563	112,142 94,739
	2011	$9.75	$9.73	$12.73	7,978	—	38,722
	2010	—	—	$12.98	—	—	24,987
	2009	—	—	$11.39	—	—	12,534
	2008	—	—	$9.05	—	—	—
	2007	—	—	$14.99	—	—	—
	2006	—	—	$14.61	—	—	357
	2005	—	—	$12.95	—	—	359
	2004	—	—	$12.45	—	—	360
OppenheimerFunds Money Fund/VA	2013	$9.69	$9.58	$1.28	1,672,651	301,054	15,434,413
	2012	$9.82	$9.75	$1.30	894,788	231,897	9,982,546
	2011	$9.94	$9.93	$1.32	35,736	42,202	10,687,916
	2010	—	—	$1.34	—	—	7,088,078
	2009	—	—	$1.36	—	—	2,568,027
	2008	—	—	$1.38	—	—	949,725
	2007	—	—	$1.37	—	—	315,742
	2006	—	—	$1.33	—	—	368,839
	2005	—	—	$1.29	—	—	305,857
	2004	—	—	$1.27	—	—	367,711
PIMCO All Asset Advisor	2013	$10.59	$10.51	$10.53	333,174	29,637	176,712
	2012	$10.72	$10.68	$10.69	186,416	3,161	170,710
PIMCO Global Diversified Allocation	2013	$10.60	$10.57	$10.57	48,560	1,842	7,586

D-15

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
PIMCO Long-Term US Government Advisor Class	2013 2012	$10.71 $12.48	$10.59 $12.40	$11.37 $13.29	257,870 191,833	36,736 28,326	98,426 159,358
	2011	$12.12	$12.10	$12.96	18,289	13,502	111,710
	2010	—	—	$10.31	—	—	56,282
	2009	—	—	$9.41	—	—	5,957
PIMCO Low Duration Advisor Class	2013	$10.13	$10.02	$10.56	1,818,657	243,649	1,153,454
	2012	$10.29	$10.22	$10.76	890,053	268,579	869,268
	2011	$9.86	$9.84	$10.35	48,895	47,396	496,297
	2010	—	—	$10.42	—	—	218,899
	2009	—	—	$10.07	—	—	1,160
PIMCO Real Return Advisor Class	2013	$9.95	$9.84	$11.23	7,012,022	607,669	2,997,420
	2012	$11.12	$11.05	$12.59	3,310,897	581,212	2,280,255
	2011	$10.37	$10.35	$11.79	293,070	89,263	1,038,403
	2010	—	—	$10.74	—	—	415,966
	2009	—	—	$10.11	—	—	10,986
PIMCO Short-Term Advisor Class	2013	$9.97	$9.86	$9.89	2,113,973	201,479	1,010,604
	2012	$10.05	$9.99	$10.01	808,515	164,425	601,380
	2011	$9.92	$9.90	$9.91	49,702	39,292	371,752
	2010	—	—	$10.03	—	—	194,473
	2009	—	—	$10.00	—	—	679
PIMCO Total Return Advisor Class	2013	$10.39	$10.28	$11.21	10,717,469	1,264,421	5,378,209
	2012	$10.75	$10.68	$11.63	5,338,954	1,168,059	4,332,444
	2011	$9.95	$9.93	$10.80	354,934	234,740	2,244,080
	2010	—	—	$10.61	—	—	1,067,578
	2009	—	—	$9.99	—	—	54,505
Royce Capital Micro-Cap — Service Class	2013	$10.78	$10.66	$14.65	522,919	58,239	114,126
	2012	$9.05	$8.99	$12.35	300,142	50,397	94,522
	2011	$8.54	$8.52	$11.69	28,105	18,071	60,462
	2010	—	—	$13.54	—	—	18,928
	2009	—	—	$10.60	—	—	—
Royce Capital Small-Cap — Service Class	2013	$13.82	$13.66	$16.84	3,503,937	258,805	1,241,889
	2012	$10.41	$10.34	$12.73	1,988,973	246,459	1,066,806
	2011	$9.40	$9.38	$11.54	137,686	38,866	475,047
	2010	—	—	$12.16	—	—	198,619
	2009	—	—	$10.28	—	—	9,840

D-16

APPENDIX E

EXAMPLE OF SECUREPAY 5 RIDER

The purpose of the following example is to demonstrate the operation of the Secure Pay 5 rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 60 years old on the Rider Issue Date

•  Purchased SecurePay 5 Rider

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 12 years after the Rider Issue Date

•  Because Joe elected single life coverage when he began taking withdrawals, he received the 5% Maximum Withdrawal Percentage.

Contract Year	End of Year Attained Age	Roll Up Percentage		Maximum Allowed Withdrawal Percentage	Purchase Payments		Net Withdrawals		Annual Withdrawal Amount		Annual Withdrawal Amount Balance		Excess Withdrawal		Hypothetical Contract Value	SecurePay Anniversary Value		SecurePay Roll-Up Value		End of Year Benefit Base
At issue	60				100,000		N/A				—				100,000	—		100,000	(A)	100,000	(A)
1	61	5%		N/A	50,000	(B)	—				—				153,975	153,975		155,000	(C)	155,000	(D)
2	62	5%		N/A	—		—				—				161,676	161,676		162,750	(E)	162,750	(F)
3	63	5%		N/A	25,000	(G)	—				—				209,964	184,964	(H)	170,888	(I)	184,964	(J)
4	64	5%		N/A	—		—				—				208,164	183,164		194,212		194,212	(K)
5	65	5%		N/A	—		—				—				246,037	221,037		203,923		221,037	(L)
6	66	5%		N/A	15,000		—				—				249,536	209,536		232,089		232,089	(M)
7	67	5%		N/A	—		—				—				289,157	249,157		243,693		249,157	(N)
8	68	5%		N/A	—		10,000	(O)			—				288,172	248,172		252,841	(P)	252,841	(Q)
9	69	5%		N/A	—		—				—				312,085	272,085		265,483		272,085
10	70	5%		N/A	—		—				—				324,517	284,517		285,689		285,689	(R)
11	71	0	%(S)	N/A	—		—				—				313,603	273,603		285,689		285,689
12	72	0%		5%	—		14,284		14,284	(T)	—				329,576	289,576		285,689		289,576
13	73	0%		5%	—		14,479		14,479	(T)	—				333,375	293,375		285,689		293,375
14	74	0%		5%	—		5,000		14,669	(U)	9,669	(U)			359,462	319,462		285,689		319,462	(U)
15	75	0%		5%	—		15,973		15,973	(V)	—				355,423	315,423		285,689		319,462
16	76	0%		5%	—		15,973		15,973	(V)	—				348,558	308,558		285,689		319,462
17	77	0%		5%	—		15,973		15,973	(V)	—				334,053	294,053		285,689		319,462
18	78	0%		5%	—		50,000		15,973	(W)	—		34,027	(X)	248,981	208,981		255,127		285,287	(X)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $153,975, and $155,000, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of $155,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $161,676, and $162,750, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

E-1

(H)  In year 3, the SecurePay Anniversary Value is attained at the end of the year and equals $184,964 = $209,964 – $25,000 (Contract Value as of anniversary less all Purchase Payments made 2 or more years following the Rider Issue Date)

(I)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of $162,750).

(J)  The SecurePay Roll-Up Value ($170,888) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(K)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(L)  The SecurePay Roll-Up Value ($203,923) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(M)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(N)  The SecurePay Roll-Up Value ($243,693 is compared to the SecurePay Anniversary Value ($249,157).

(O)  Because this withdrawal was made prior to the Benefit Election Date, it is not a SecurePay Withdrawal. The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [ withdrawal amount ] / $298,172 [ contract value prior to withdrawal ]).

  The new Benefit Base is $240,801 ($249,157 x (1 – 3.4%)).

(P)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5% * (1 – 3.4%) * $249,157) to $12,040.

  The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($240,801 + $12,040 = $252,841).

(Q)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($252,841).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $284,517 ($324,517 – $40,000).

(S)  The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

(T)  For the next two years, Joe takes the full Annual Withdrawal Amount ($14,284 = 5% * $285,689 in the first year, and $14,479 = 5% * $289,576 in the second year).

(U)  In year 14, Joe only takes $5,000 of the available $14,669. Please note that the $9,669 is not carried over to the next year. At the end of year 14, the Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For years 15-17, Joe takes the full Annual Withdrawal Amount of $15,973 (5% * $319,462)

(W)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal ($34,027) is considered an Excess Withdrawal

(X)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

  After the Excess Withdrawal, the new Benefit Base equals $285,287 = $319,462 * [1 – {$50,000 – $15,973}/{$334,053 – $15,973}].

E-2

APPENDIX F

EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 75 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Single Life Coverage

•  Began making Protective Income Manager Withdrawals immediately

Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)		Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount		Total Withdrawal Taken	Excess Withdrawal		Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000	(B)	0.06100	6,100	6,100		6,100	—		95,684	6,100
2	76	—	95,684		0.06357	6,082	6,100	(C)	6,100	—		92,517	6,100
3	77	—	92,517		0.06642	6,145	6,145		6,145	—		98,541	6,100
4	78	—	98,541		0.06961	6,860	6,759	(D)	6,759	—		91,009	6,100
5	79	25,000	116,009		0.07321	8,493	7,435		7,435	—		103,677	6,100
6	80	—	103,677		0.07729	8,014	8,014		40,000	31,986	(E)	56,987	6,100
7	81	—	56,987		0.07607	4,335	4,335	(F)	4,335	—		50,637	4,335	(G)
8	82	—	50,637		0.08153	4,128	4,335		4,335	—		51,573	4,335
9	83	—	51,573		0.08790	4,533	4,533	(H)	4,533	—		46,185	4,335
10	84	—	46,185		0.09543	4,407	4,407		4,407	—		38,156	4,335

(A)  Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

(B)  The initial Contract Value is equal to the initial Purchase Payment of $100,000.

(C)  We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06357) by the Contract Value ($95,684), which equals $6,082. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,100 = $5,490) or the initial Optimal Withdrawal Amount ($6,100). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,100.

(D)  Although the Payment Factor (0.06961) times the Contract Value ($98,541) equals $6,860, the Optimal Withdrawal Amount is $6,759 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,145 x 1.10 = $6,759).

(E)  An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

(F)  On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08197) is replaced by a new Payment Factor (0.07607) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,335, which is the Contract Value ($56,987) times the Payment Factor (0.07607). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

(G)  This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

(H)  The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.08790 (Payment Factor) = $4,533.

F-1

APPENDIX G

PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Attained Age of Covered Person On Date	Age of Covered Person on Rider Issue Date or Last Reset Date
of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700
G-1

Attained Age of Covered Person On Date
of Calculation	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50491	0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
92	0.33990	0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
91	0.25742	0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
90	0.20794	0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
89	0.17496	0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
88	0.15141	0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
87	0.13376	0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
86	0.12004	0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
85	0.10907	0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
84	0.10010	0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
83	0.09263	0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
82	0.08631	0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
81	0.08091	0.07985	0.07880	0.07776	0.07673	0.07607
80	0.07622	0.07516	0.07410	0.07305	0.07200
79	0.07213	0.07105	0.06998	0.06892
78	0.06852	0.06743	0.06635
77	0.06531	0.06422
76	0.06245
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

G-2

Joint Life Coverage

Attained Age of Younger	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

G-3

Attained Age of Younger
Covered Person	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50368	0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
92	0.33826	0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
91	0.25555	0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
90	0.20594	0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
89	0.17287	0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
88	0.14925	0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
87	0.13154	0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
86	0.11777	0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
85	0.10676	0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
84	0.09775	0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
83	0.09025	0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
82	0.08391	0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
81	0.07847	0.07743	0.07639	0.07537	0.07434	0.07370
80	0.07376	0.07271	0.07167	0.07063	0.06960
79	0.06964	0.06858	0.06753	0.06649
78	0.06601	0.06494	0.06388
77	0.06278	0.06171
76	0.05990
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

G-4

APPENDIX H

EXAMPLE OF ALLOCATION ADJUSTMENT PROGRAM

The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. All Owners who purchase the Protective Income Manager rider or the SecurePay 5 rider must participate in the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.

Under the Allocation Adjustment, if, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 of the Allocation by Investment Category guidelines drops below its 12-month Simple Moving Average ("SMA"), the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account.

Contract Month	Accumulation Unit Value	SMA12(A)		Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund/VA Sub-Account(D)
12	6.17	6.16			10,000
13	6.24	6.17		No(E)	10,089
14	5.76	6.14		Yes	—	9,282	(F)
15	5.41	6.09		Yes		9,286
16	5.35	6.03		Yes		9,290
17	4.53	5.87		Yes		9,294
18	3.73	5.62		Yes		9,298
19	2.94	5.33		Yes		9,302
20	3.33	5.08		Yes		9,305
21	3.15	4.85		Yes		9,309
22	2.98	4.62		Yes		9,313
23	3.29	4.41		Yes		9,317
24	3.81	4.21		Yes		9,321
25	4.19	4.04	(G)	No(H)	9,325

(A)  SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

(B)  Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

(C)  $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D)  If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund/VA Sub-Account, until the Sub-Account is no longer restricted.

(E)  At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)  At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)  Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H)  At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund/VA Sub-Account is re-allocated back to Sub-Account 1.

H-1

APPENDIX I

EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN
COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix F for a detailed example of the operation of the Protective Income Manager Rider.

EXAMPLE 1—NEGATIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): -7% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,412.22	$4,391.35	$(7,679.07)	$85,517.36	-7.00%
2	82	$0.00	$85,517.36	$2,231.96	$4,391.35	$(6,536.31)	$72,357.74	-7.00%
3	83	$0.00	$72,357.74	$2,068.16	$4,391.35	$(5,499.32)	$60,398.91	-7.00%
4	84	$0.00	$60,398.91	$1,919.31	$4,391.35	$(4,556.97)	$49,531.27	-7.00%
5	85	$0.00	$49,531.27	$1,784.05	$4,391.35	$(3,699.53)	$39,656.34	-7.00%
6	86	$0.00	$39,656.34	$1,661.14	$4,391.35	$(2,921.23)	$30,682.62	-7.00%
7	87	$0.00	$30,682.62	$1,549.45	$4,391.35	$(2,213.23)	$22,528.59	-7.00%
8	88	$0.00	$22,528.59	$1,447.96	$4,391.35	$(1,570.74)	$15,118.54	-7.00%
9	89	$0.00	$15,118.54	$1,355.73	$4,391.35	$(986.46)	$8,384.99	-7.00%
10	90	$0.00	$8,384.99	$1,271.92	$4,391.35	$(455.58)	$2,266.15	-7.00%
11	91	$0.00	$2,266.15	$507.07	$4,391.35	$(44.82)	$0.00	-7.00%
12	92	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
13	93	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
14	94	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
15	95	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.
I-1

EXAMPLE 2—FLAT VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 0% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,453.28	$4,391.35	$(964.06)	$92,191.31	0.00%
2	82	$0.00	$92,191.31	$2,352.83	$4,391.35	$(886.79)	$84,560.34	0.00%
3	83	$0.00	$84,560.34	$2,254.67	$4,391.35	$(811.28)	$77,103.04	0.00%
4	84	$0.00	$77,103.04	$2,158.74	$4,391.35	$(737.49)	$69,815.46	0.00%
5	85	$0.00	$69,815.46	$2,064.99	$4,391.35	$(665.38)	$62,693.74	0.00%
6	86	$0.00	$62,693.74	$1,973.38	$4,391.35	$(594.91)	$55,734.11	0.00%
7	87	$0.00	$55,734.11	$1,883.85	$4,391.35	$(526.04)	$48,932.87	0.00%
8	88	$0.00	$48,932.87	$1,796.36	$4,391.35	$(458.74)	$42,286.42	0.00%
9	89	$0.00	$42,286.42	$1,710.86	$4,391.35	$(392.97)	$35,791.23	0.00%
10	90	$0.00	$35,791.23	$1,627.31	$4,391.35	$(328.70)	$29,443.87	0.00%
11	91	$0.00	$29,443.87	$1,545.66	$4,391.35	$(265.89)	$23,240.98	0.00%
12	92	$0.00	$23,240.98	$1,465.86	$4,391.35	$(204.51)	$17,179.25	0.00%
13	93	$0.00	$17,179.25	$1,387.89	$4,391.35	$(144.53)	$11,255.48	0.00%
14	94	$0.00	$11,255.48	$1,311.69	$4,391.35	$(85.91)	$5,466.54	0.00%
15	95	$0.00	$5,466.54	$1,237.22	$4,391.35	$(28.63)	$0.00	0.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.

I-2

EXAMPLE 3—POSITIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 7% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,493.32	$4,391.35	$5,755.27	$98,870.59	7.00%
2	82	$0.00	$98,870.59	$2,478.17	$4,417.81	$5,687.84	$97,662.45	7.00%
3	83	$0.00	$97,662.45	$2,461.98	$4,443.84	$5,615.56	$96,372.18	7.00%
4	84	$0.00	$96,372.18	$2,444.71	$4,469.37	$5,538.71	$94,996.81	7.00%
5	85	$0.00	$94,996.81	$2,426.30	$4,494.34	$5,456.67	$93,532.84	7.00%
6	86	$0.00	$93,532.84	$2,406.73	$4,518.65	$5,369.45	$91,976.91	7.00%
7	87	$0.00	$91,976.91	$2,385.95	$4,542.21	$5,277.45	$90,326.21	7.00%
8	88	$0.00	$90,326.21	$2,363.90	$4,564.95	$5,179.17	$88,576.53	7.00%
9	89	$0.00	$88,576.53	$2,340.55	$4,586.72	$5,075.38	$86,724.64	7.00%
10	90	$0.00	$86,724.64	$2,315.85	$4,607.41	$4,965.50	$84,766.88	7.00%
11	91	$0.00	$84,766.88	$2,289.75	$4,626.88	$4,849.02	$82,699.27	7.00%
12	92	$0.00	$82,699.27	$2,262.20	$4,644.93	$4,726.54	$80,518.68	7.00%
13	93	$0.00	$80,518.68	$2,233.17	$4,661.41	$4,597.58	$78,221.69	7.00%
14	94	$0.00	$78,221.69	$2,202.60	$4,676.13	$4,461.37	$75,804.33	7.00%
15	95	$0.00	$75,804.33	$2,170.44	$4,688.81	$4,318.36	$73,263.44	7.00%	$4,391.35	$4,564.76	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $4,564.76 are greater than Protected Lifetime Payments of $4,391.35, Sally and Joe will receive annuity payments in an annual amount of $4,564.76 until they both die. The $4,564.76 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

I-3

(This page has been left blank intentionally.)

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity.

_____________________________________________________________________________________________________________________ Name:
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________ City, State, Zip
_____________________________________________________________________________________________________________________ Daytime Telephone Number

Protective Variable Annuity L Series ("L Series") Protective Variable Annuity B Series ("B Series") Protective Variable Annuity C Series ("C Series")	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

(for Contracts Issued Before July 15, 2013)

This Prospectus describes three different classes of an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the "Contract"). We sometimes refer to each class by its specific name (e.g., the "L Series"). Each class has different charges, fees and features that may be appropriate for you based on your financial situation, your age and how you intend to use the Contract. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchase a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Protected Lifetime Income Benefits.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio-SC2

VIP Index 500 Portfolio-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable Insurance
Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2 (formerly Franklin Flex Cap Growth Securities Fund, Class 2).

Franklin Income VIP Fund, Class 2 (formerly Franklin Income Securities Fund, Class 2).

Franklin Rising Dividends VIP Fund, Class 2 (formerly Franklin Rising Dividends Securities Fund, Class 2).

Franklin Small Cap Value VIP Fund, Class 2 (formerly Franklin Small Cap Value Securities Fund, Class 2).

Franklin Small-Mid Cap Growth VIP Fund, Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund, Class 2).

Franklin U.S. Government Securities VIP Fund, Class 2 (formerly Franklin U.S. Government Fund, Class 2).

Franklin Mutual Shares VIP Fund, Class 2 (formerly Mutual Shares Securities Fund, Class 2).

Templeton Developing Markets VIP Fund, Class 2 (formerly Templeton Developing Markets Securities Fund, Class 2).

Templeton Foreign VIP Fund, Class 2 (formerly Templeton Foreign Securities Fund, Class 2).

Templeton Global Bond VIP Fund, Class 2 (formerly Templeton Global Bond Securities Fund, Class 2).

Templeton Growth VIP Fund, Class 2 (formerly Templeton Growth Securities Fund, Class 2).

Goldman Sachs Variable Insurance Trust

Global Markets Navigator Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

Strategic International Equity Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

Dynamic Multi-Strategy VIT Fund, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio,
Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance TrustSM

MFS® Growth Series-SS

MFS® Investors Growth Stock Series-SS

MFS® Investors Trust Series-SS

MFS® New Discovery Series-SS

MFS® Research Bond Series-SS

MFS® Research Series-SS

MFS® Total Return Series-SS

MFS® Utilities Series-SS

MFS® Value Series-SS

MFS® Variable Insurance Trust II

MFS® Emerging Markets Equity Portfolio, Service Class Shares

MFS® International Value Portfolio, Service Class Shares

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Fund/VA-SS

Main Street Fund/VA-SS

Money Fund/VA

Global Strategic Income Fund/VA-SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2014

PRO.PVA.05.14

TAXATION OF ANNUITIES IN GENERAL	83
Tax Deferral During Accumulation Period	83
Taxation of Withdrawals and Surrenders	85
Taxation of Annuity Payments	85
Tax Consequences of Protected Lifetime Income Benefits	85
Taxation of Death Benefit Proceeds	86
Assignments, Pledges, and Gratuitous Transfers	86
Penalty Tax on Premature Distributions	87
Aggregation of Contracts	87
Exchanges of Annuity Contracts	87
Loss of Interest Deduction Where Contract Is Held by or for the Benefit of Certain Nonnatural Persons	88
QUALIFIED RETIREMENT PLANS	88
In General	88
Protected Lifetime Income Benefits	90
Direct Rollovers	90
FEDERAL INCOME TAX WITHHOLDING	91
GENERAL MATTERS	91
Error in Age or Gender	91
Incontestability	91
Non-Participation	91
Assignment or Transfer of a Contract	91
Notice	92
Modification	92
Reports	92
Settlement	92
Receipt of Payment	92
Protection of Proceeds	92
Minimum Values	92
Application of Law	92
No Default	92
DISTRIBUTION OF THE CONTRACTS	92
Distribution	92
Selling Broker-Dealers	93
Inquiries	94
CEFLI	94
LEGAL PROCEEDINGS	94
VOTING RIGHTS	95
FINANCIAL STATEMENTS	95
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	96
APPENDIX A: Death Benefit calculation examples	A-1
APPENDIX B: Surrender Charge calculation examples	B-1
APPENDIX C: Variable Annuitization calculation	C-1
APPENDIX D: Condensed Financial Information	D-1
APPENDIX E: Example of SecurePay Riders	E-1
APPENDIX F: Example of the Protective Income Manager Rider	F-1
APPENDIX G: Protective Income Manager Rider Payment Factors	G-1
APPENDIX H: Allocation Adjustment Program Example	H-1
APPENDIX I: Example of Joint Life Coverage With Significant Age Difference Between Covered Persons Under the Protective Income Manager Rider	I-1

2

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office: Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value: Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

DCA: Dollar cost averaging.

DCA Accounts: A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Fixed Account. A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account (not available for C Series), the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Monthly Anniversary Date: The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Date: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Date and ends at the close of regular trading on the next Valuation Date.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

3

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Transfer Fee(1)	$25
SecurePay Medical Evaluation Fee(2)	$300
Premium Tax(3)	3.5%

	L Series	B Series	C Series
Maximum Surrender Charge (as % of amount surrendered)(4)	7%	7%	None

(1)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(2)  This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased a SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. If an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, however, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME®: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(3)  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

(4)  The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Determining the Surrender Charge.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses
(as a percentage of average Variable Account value)

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses (without the death benefit fee)	1.65%	1.30%	1.75%

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Optional Benefit Charges

Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2)	0.20%
Protected Lifetime Income Benefits(3)

SecurePay Fee(4) (as an annualized percentage of the Benefit Base(5) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® Option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

		Current
	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider)(6)

		Current
	Maximum	For Riders Purchased on or after 12/10/2012	For Riders Purchased Before 12/10/2012
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%	1.00%
Purchase of the Protective Income Manager rider under RightTime® option	2.20%	1.30%	1.10%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more (See "Charges and Deductions.")

(2)  There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "Charges and Deductions, Death Benefit Fee" sections of this prospectus.

(3)  You may not purchase both the SecurePay rider and the Protective Income Manager rider.

(4)  We will give you at least 30 days' notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base under any SecurePay rider. See "SecurePay with RightTime® Option" in this prospectus.

(5)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay riders. On the Rider Issue Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay riders, the Benefit Base and how it is calculated, please see "SecurePay with RightTime® option" in this prospectus.

(6)  The Protective Income Manager fee is a percentage of the greatest of: the Contract Value on each Monthly Anniversary Date; the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or, if you purchased the rider on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. During the 120 days immediately following the Contract Issue Date, the fee is based upon your initial Purchase Payment. We will give you at least 30 days' notice before any increase in the Protective Income Manager Fee. You may elect not to pay the increase in your Protective Income Manager Fee. If you do, your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries, even if there is a Reset following the date you elect not to pay the fee increase. You will continue to be assessed your current Protective Income Manager Fee. See "Protective Income Manager (patent pending) with RightTime® Option" in this prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2013. Current or future expenses may be higher or lower than those shown.

5

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.35%	-	1.71	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in each class of the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay R72 rider on or after August 20, 2012 under the RightTime® option at the maximum and current charges. The second example assumes that you have not purchased either SecurePay rider or the Protective Income Manager rider. The examples also assume that the Maximum Anniversary Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

(1)  If you purchased the SecurePay R72 rider:

(a)  If you surrender the Contract at the end of the applicable time period:

(i)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,230	$2,376	$3,160	$6,646
B Series	1,197	2,281	3,339	6,375
C Series	582	1,785	3,042	6,429
Minimum Fund Expense
L Series	$1,109	$2,023	$2,560	$5,615
B Series	1,076	1,925	2,753	5,299
C Series	453	1,411	2,441	5,390

(ii)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,146	$2,111	$2,674	$5,593
B Series	1,113	2,016	2,868	5,303
C Series	492	1,505	2,557	5,381
Minimum Fund Expense
L Series	$1,024	$1,754	$2,060	$4,470
B Series	991	1,655	2,269	4,136
C Series	363	1,126	1,943	4,252

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(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

(i)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$607	$1,858	$3,160	$6,646
B Series	572	1,758	3,001	6,375
C Series	582	1,785	3,042	6,429
Minimum Fund Expense
L Series	$478	$1,484	$2,560	$5,615
B Series	443	1,380	2,391	5,299
C Series	453	1,411	2,441	5,390

(ii)  With the SecurePay R72 rider selected under the RightTime® option(reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$517	$1,577	$2,674	$5,593
B Series	482	1,476	2,511	5,303
C Series	492	1,505	2,557	5,381
Minimum Fund Expense
L Series	$388	$1,198	$2,060	$4,470
B Series	352	1,093	1,886	4,136
C Series	363	1,126	1,943	4,252

(2)  If you have not purchased either SecurePay rider or Protective Income Manager rider:

(a)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,025	$1,734	$1,981	$4,058
B Series	992	1,637	2,198	3,744
C Series	364	1,105	1,866	3,855
Minimum Fund Expense
L Series	$903	$1,370	$1,345	$2,838
B Series	870	1,269	1,577	2,475
C Series	233	719	1,230	2,629

(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$389	$1,177	$1,981	$4,058
B Series	353	1,074	1,812	3,744
C Series	364	1,105	1,866	3,855
Minimum Fund Expense
L Series	$258	$791	$1,345	$2,838
B Series	222	683	1,165	2,475
C Series	233	719	1,230	2,629

*  You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

7

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?

The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. This prospectus describes three different classes of the Contract — the L Series, the B Series, and the C Series. Each class has different charges and features that may be appropriate for you based on your financial situation, your age and how you intend to use the Contract. For example, the L Series has a higher mortality and expense risk charge and administration charge than the B Series, but imposes a surrender charge over a shorter period of time than the B Series. The C Series imposes a higher mortality and expense risk charge than either of the other two classes, and a higher administration charge than the B Series, but has no surrender charge. Also, if you elect the B Series, your minimum required initial Purchase Payment may be lower, and under the C Series you may not allocate your Purchase Payments or transfer Contract Value to the Fixed Account. (See "The Contract.")

What are the Company's obligations under the Contract?

The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, a SecurePay rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

How may I purchase a Contract?

Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

What are the Purchase Payments?

The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you purchase a SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract or your right to purchase a Protected Lifetime Income Benefit rider after the Issue Date under our RightTime option. We reserve the right to limit, suspend, or reject any Purchase Payment at any time. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

Can I cancel the Contract?

You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

8

Can I transfer amounts in the Contract?

Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

In the B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") If you purchase a SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Can I surrender the Contract?

Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2, and surrender charges may apply. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

Can I withdraw my money from the Contract?

Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "Annuity Payments — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59 1/2. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you purchase a SecurePay or Protective Income Manager rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "Protected Lifetime Income Benefits.")

Is there a death benefit?

If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death at our Administrative Office. (See "Death Benefit.")

The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and except as described below, your selection may not be changed after the Contract is issued. See "Charges and Deductions, Death Benefit Fee."

If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

What charges do I pay under the Contract?

We assess a surrender charge under L Series and B Series Contracts if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account

9

that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, SecurePay and Protective Income Manager riders.

We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

(See the "Fees and Expenses" tables preceding this Summary and the "Charges and Deductions" section later in this prospectus.)

What are the SecurePay Riders?

The SecurePay and SecurePay 6 riders guarantee the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance.

1)  With the basic SecurePay rider, your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.

2)  Like the basic SecurePay rider, the SecurePay 6 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 6 also provides for potential increases, or "roll-ups", in the Benefit Base of up to 6.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The fee for the SecurePay 6 rider is higher than for the basic SecurePay rider.

The SecurePay R72 rider also provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased as well as potential roll-ups in the Benefit Base during a specified period, even if your Contract Value has not increased. Effective December 10, 2012, the SecurePay R72 rider is no longer available, even if you purchased your contract before December 10, 2012, and wish to purchase a SecurePay rider under the "RightTime" option. For more information regarding SecurePay R72, please see THE SECUREPAY RIDERS WITH RightTime® OPTION and Appendix E.

Under any of the SecurePay riders, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches the age of 59 1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA.

Under the SecurePay riders your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program. The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering the SecurePay riders. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the SecurePay riders are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

We charge an additional fee if you purchase a SecurePay rider. If you elect a SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel a SecurePay rider for the first ten years following the date of its issue. To purchase a SecurePay rider, the youngest Owner and Annuitant must be age 55 or older and the oldest Owner and Annuitant must be age 85 or younger on the Rider Issue Date.

See "SecurePay with RightTime® Option."

What is the Protective Income Manager Rider (patent pending)?

The Protective Income Manager rider guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. The Protective Income Manager rider

10

is specifically designed for you to withdraw all of your Contract Value systematically by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted because you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program (patent pending). The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering Protective Income Manager. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. The Protective Income Manager and Allocation Adjustment Program technology and know-how are the proprietary and patent-pending intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager With RightTime® Option."

What is the RightTime® Option?

You may elect either a SecurePay rider or the Protective Income Manager rider at the time you purchase your Contract, or you may purchase one of these riders at a later date under our RightTime® option so long as you satisfy the rider's issue requirements and the rider is still available for sale. If you purchase a rider under the RightTime® option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime® option to elect a rider than if you elect the rider when you purchase your Contract. See "Protected Lifetime Income Benefits."

What Annuity Options are available?

Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

Is the Contract available for qualified retirement plans?

You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an

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appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans.")

Where may I find financial information about the Sub-Accounts?

You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

Other contracts

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters.")

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THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2013, Protective Life had total assets of approximately $68.3 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $68.8 billion at December 31, 2013.

The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay 5 rider, or the Protective Income Manager rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

If you select a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Administration

Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management &

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Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

1.  the Variable Account;

2.  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

3.  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

4.  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value II, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund, Series II Shares

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Growth and Income, Series II Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

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Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Global Real Estate Fund, Series II Shares

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Small Cap Equity Fund, Series II Shares

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2 (formerly Franklin Flex Cap Growth Securities Fund, Class 2)

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2 (formerly Franklin Income Securities Fund, Class 2)

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends VIP Fund, Class 2 (formerly Franklin Rising Dividends Securities Fund, Class 2)

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2 (formerly Franklin Small Cap Value Securities Fund, Class 2)

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2 (formerly Franklin U.S. Government Fund, Class 2)

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

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Franklin Mutual Shares VIP Fund, Class 2 (formerly Mutual Shares Securities Fund, Class 2)

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Foreign VIP Fund, Class 2 (formerly Templeton Foreign Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Developing Markets VIP Fund(**), Class 2 (formerly Templeton Developing Markets Securities Fund, Class 2)

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Global Bond VIP Fund, Class 2 (formerly Templeton Global Bond Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2 (formerly Templeton Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Global Markets Navigator Fund, Service Class

This Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Fund, Class II

This fund seeks long-term growth of capital.

Legg Mason Dynamic Multi-Strategy VIT Fund, Class II

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

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Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust

MFS Growth Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

MFS Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

MFS Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

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MFS® Variable Insurance Trust II

MFS Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks capital appreciation.

Global Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Main Street Fund/VA, Service Shares

This Fund seeks capital appreciation.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund/VA is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Global Diversified Allocation Portfolio, Advisor Class

The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

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Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $750 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $750 million and $2.5 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

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Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios

Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Contract.

Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that

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Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

Payments From Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners

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Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance TrustSM, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. There are three different classes of the Contract — the L Series, the B Series, and the C Series — with different charges and features that may be appropriate for you based on your financial situation, your age, and how you intend to use the Contract. Once you elect a class, you may not later switch to a different class.

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Therefore, before you select a class, you should carefully compare all three and consult your sales representative to determine which class best suits your needs. The three classes differ as follows:

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses	1.65%	1.30%	1.75%
Surrender Charge Schedule (Based on Date of Each Purchase Payment)	4 years (7.0%, 7.0%, 6.0%, 6.0%)	7 years (7.0%, 6.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%)	None
Minimum Required Initial Purchase Payment	$25,000	$5,000 ($25,000 if Protective Income Manager rider is purchased)	$25,000
Ability to Allocate Purchase Payments and Transfer Contract Value to the Fixed Account	Yes	Yes	No

Among the factors you should consider when choosing which class may be most appropriate for your individual needs are the following:

•  Your age;

•  The amount of your initial investment;

•  How long you intend to hold the Contract;

•  The likelihood that you will want or need to make withdrawals from the Contract and if so, when you would do so (withdrawals will be reduced by the imposition of any applicable surrender charge);

•  Your investment objectives, particularly with respect to allocating Purchase Payments and transferring Contract Value to the Fixed Account (amounts held in the Fixed Account are credited a fixed rate of interest); and

•  Your desire to minimize costs and/or maximize returns associated with the Contract.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner

The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Date.

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For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select a SecurePay rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Beneficiary

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select a SecurePay rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Annuitant

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select a SecurePay rider or the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Payee

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

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Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you select a SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract or your right to purchase a Protective Lifetime Income Benefit rider after the Issue Date under our RightTime option. We also reserve the right to limit, suspend, or reject any Purchase Payment at any time, and/or limit the Investment Options to which you may direct Purchase Payments. We may do so for all Contracts or only certain classes of Contracts. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See "Qualified Retirement Plans."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic purchase payment plan in effect will terminate on the Rider Issue Date. See "Protective Income Manager With RightTime® Option."

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

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For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Variable Account Value

Sub-Account Value

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders and applicable surrender charges;

•  withdrawals and applicable surrender charges;

•  automatic withdrawals and applicable surrender charges;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

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•  application of the Contract Value to an Annuity Option; and

•  deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

Net Investment Factor

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

If you select a SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

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How to Request Transfers

Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Account. For B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

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In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging

Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

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Dollar cost averaging transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner.

In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

If you select a SecurePay rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account only; your dollar-cost averaging transfers from these accounts must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select a SecurePay rider or the Protective Income Manager rider. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Transfers from the DCA Accounts. If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

Transfers from the Fixed Account. In B and L Series Contracts, you may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Portfolio Rebalancing

Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

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There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Withdrawals

At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under a SecurePay rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59 1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under L Series and B Series Contracts. (See "Charges and Deductions".) We do not impose a surrender charge under C Series Contracts. A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "Suspension or Delay in Payments.") A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

Surrenders

At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Withdrawals

At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Please note that if you select a SecurePay rider or the Protective Income Manager rider special withdrawal rules apply (especially on or after the Benefit Election Date for the SecurePay riders). (See "Protected Lifetime Income Benefits.")

You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a

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bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Surrender Value

The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender or withdrawal request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

For B Series and L Series Contracts, the amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge)).

Cancellation of Accumulation Units

Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Withdrawal Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Automatic Withdrawals

Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. For B Series Contracts to participate in the plan you must have:

(1)  made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or

(2)  a Contract Value as of the previous Contract Anniversary of at least $5,000.

For C Series and L Series Contracts, to begin participating in the plan you must have a Contract Value as of the previous Contract Anniversary of at least $25,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Surrenders and Withdrawals".)

When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

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If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the automatic withdrawal plan. The automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select a SecurePay rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic withdrawal plan in effect will terminate on the Rider Issue Date. (See "Protective Income Manager with RightTime® Option.")

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

In B Series and L Series contracts, the Guaranteed Account consists of the Fixed Account and the DCA Accounts. In C Series Contracts, the Guaranteed Account consists of the DCA Accounts only. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, a SecurePay rider or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

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The Fixed Account (not available in the C Series)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

If you elect a SecurePay rider or the Protective Income Manager rider when you purchase your Contract, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase one of these riders under the RightTime option, you must transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

The DCA Accounts

DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

Guaranteed Account Value

Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

(1)  Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  interest credited to the Guaranteed Account; minus

(4)  amounts transferred out of the Guaranteed Account including any transfer fee; minus

(5)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(6)  fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified

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Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the owner's death or take distributions from the Contract over the beneficiary's life or life expectancy beginning within one year of the owner's death.

The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit riders. If state law affords legal recognition to domestic partnerships or civil unions, the Riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for

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purposes of the Riders. However, as described above, for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Riders' benefit.

In addition, if the Rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the Rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.

An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.

Selecting a Death Benefit

We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. These death benefits are described more completely below.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.

The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the two death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under a SecurePay rider or the Protective Income Manager rider) provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

Optional Maximum Anniversary Value Death Benefit

This death benefit is not available if you purchase the Protective Income Manager rider.

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At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each withdrawal (including a withdrawal made under a SecurePay rider) since that Contract Anniversary.

The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

Maximum Anniversary Value Death Benefit Fee

We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

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PROTECTED LIFETIME INCOME BENEFITS

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge three optional protected lifetime income benefit riders — the SecurePay, SecurePay 6 and the Protective Income Manager riders. (The SecurePay R72 rider is no longer available for purchase as of December 10, 2012.) Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other riders will no longer be available to you, even if the rider you purchase later terminates. Therefore, before you select a protected lifetime income rider, you should carefully compare all three and consult your sales representative to determine which rider (if any) best suits your needs.

The primary distinctions between the SecurePay riders and the Protective Income Manager rider are as follows:

SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Rider Objective	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.
This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

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	SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Death Benefit	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
The death benefit value may remain higher than under the Protective Income Manager rider because withdrawal amounts will likely be lower and therefore will reduce the death benefit more slowly.	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
Depending on the timing and extent, if any, to which your Contract Value grows, the death benefit value under SecurePay 6 may decline more rapidly than under the basic SecurePay rider because of the impact of the SecurePay 6 "roll-up" on the growth of the rider's Benefit Base. The death benefit value under SecurePay® 6 may remain higher than under the Protective Income Manager rider, however, because withdrawal amounts under SecurePay 6 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly.	Only the Return of Purchase Payments Death Benefit is available.
Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if a SecurePay rider is elected.
Withdrawal Amount	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.
Purchase Payments	You cannot make Purchase Payments on or after the Benefit Election Date.	You cannot make Purchase Payments on or after the Benefit Election Date	You may make Purchase Payments until the Annuity Date.
Fee (for rider as currently offered)	1.20% maximum, 0.60% current (at time of Contract purchase) 1.40% maximum, 0.70% current (purchase under RightTime® option)	2.00% maximum, 1.20% current (at time of Contract purchase) 2.20% maximum, 1.30% current (purchase under RightTime® option)	2.00% maximum, 1.20% current (at time of Contract purchase) 2.20% maximum, 1.30% current (purchase under RightTime® option)

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	SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Eligibility	You must be at least 55 and no older than 85 to select the SecurePay rider. Withdrawals under the rider may not begin until age 59 1/2.	You must be at least 55 and no older than 85 to select the SecurePay 6 rider. Withdrawals under the rider may not begin until age 59 1/2.	You must be between the ages of 60 and 80 to elect the rider. Your minimum Contract Value, if purchased under RightTime® Option, must be $25,000.
Other	Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.
If the rider terminates, you may purchase a new rider after 5 years.	Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.
		If the rider terminates, you may purchase a new rider after 5 years.	Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person. If the rider terminates, a new rider may not be purchased.

Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

THE SECUREPAY RIDERS WITH RightTime® OPTION

In general, both the SecurePay riders guarantee the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions applicable to the rider.

You may choose between two SecurePay riders: the basic SecurePay rider or the SecurePay 6 rider.

1.  With the basic SecurePay rider, your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.

2.  Like the basic SecurePay rider, the SecurePay 6 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 6 also provides for potential increases in your Benefit Base of up to 6.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The fee for the SecurePay 6 rider is higher than for the basic SecurePay rider.

Effective December 10, 2012, the SecurePay R72 rider is no longer available, even if you purchased your contract before December 10, 2012, and wish to purchase a SecurePay rider under the "RightTime" option. For more information regarding SecurePay R72, please see Calculating the Benefit Base — SecurePay R72 in this section and Appendix E.

Under the SecurePay riders, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase either SecurePay rider when you purchase your Contract, or at a later date under our RightTime® option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay Riders."

SecurePay does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase a SecurePay rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits".

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•  Purchase Payments made more than two years after the date a SecurePay rider is issued (the "Rider Issue Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Issue Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

•  One or both of the SecurePay riders may not be available in all states, and we may otherwise limit their availability.

The ways to purchase a SecurePay rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase a SecurePay rider if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of each SecurePay rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Riders

You may purchase either the SecurePay rider or the SecurePay 6 rider when you purchase your Contract. Or, if either rider is still available for sale, you may exercise the RightTime® option to add it to your Contract any time before the Annuity Date if the Owner (or older Owner) or Annuitant is age 85 or younger and the youngest Owner and Annuitant are age 55 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant. If you purchase a rider under the RightTime® option, the rider will be subject to the terms and conditions of the applicable SecurePay rider in effect at the time it is issued.

Note: The SecurePay R72 rider is no longer available for purchase as of December 10, 2012.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel either SecurePay rider during the ten years following the Rider Issue Date.

•  We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits").

•  Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

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•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Issue Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

The timing of either SecurePay rider's purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing a SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Issue Date. This means that the earlier you purchase either SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Issue Date do not affect the Benefit Base.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime® option to purchase a SecurePay rider after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

On the other hand, if you purchase a SecurePay rider too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, you must comply with our Allocation Guidelines and Restrictions (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), withdrawals will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Issue Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase either SecurePay rider.

Allocation Guidelines and Restrictions

In order to maintain your SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay riders. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

Designating the Covered Person(s)

The Covered Person is the person upon whose life the SecurePay rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal

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Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/Spouse 2nd Owner
Covered Person is older Owner.
	SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

Changing Beneficiaries — Single Owner with Joint Life Coverage. After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Issue Date and exercise the RightTime® option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though your SecurePay rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older.

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•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

•  Selecting the SecurePay 6 rider may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay 6 Rider" below.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrenders and Withdrawals, Withdrawals," and "Taxation of Withdrawals and Surrenders."

  The SecurePay riders are designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase a SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

•  Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

  If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Where there is a single Covered Person, the Maximum Withdrawal Percentage under either SecurePay rider is 5.0% and where two spouses are Covered Persons,

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the Maximum Withdrawal Percentage is 4.5%. Under certain circumstances, we may increase your AWA. See "SecurePay ME®: Increased AWA for Certain Medical Conditions," "SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home," and "Required Minimum Distributions." In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

Under either SecurePay rider, we will determine your initial Benefit Base on the Rider Issue Date. If you purchase a SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase a SecurePay rider after the Contract has been issued by exercising the RightTime® option, the Benefit Base is initially equal to the Contract Value as of the Rider Issue Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Issue Date. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.

SecurePay 6 Rider (available for purchase on or after December 10, 2012).

If you purchase the SecurePay 6 Rider we may also increase the Benefit Base on each Contract Anniversary. The SecurePay 6 rider is designed to provide for potential increases in your Benefit Base of up to 6.0% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased. The SecurePay 6 Rider is available for purchase on or after December 10, 2012, even if you purchased your Contract before that date.

Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

This means that when calculating the Benefit Base under the SecurePay 6 rider before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary; or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 6.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Issue Date

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when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $9,000 (($50,000 + $100,000) x 6.0%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 6.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 6.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 6.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 6.0% of $100,000 = $6,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $600, the reduced "roll-up" amount is $5,400 ($6,000 – $600). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $5,400 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $95,400.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($95,400)

We will set your Benefit Base equal to $95,400 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $106,000. ($100,000 + $6,000 (the 6.0% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,000, respectively. This would result in a SecurePay Roll-up Value of $53,000 on the next Contract Anniversary ($50,000 + $3,000), rather than $106,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,000 ($106,000 – $53,000).

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The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 6 rider terminates (see "Terminating the SecurePay Riders" in your prospectus) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 6 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 6 rider until the SecurePay 6 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 6 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay 6 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals". You should carefully weigh the advantages of the SecurePay 6 rider with the disadvantages of delaying taking SecurePay Withdrawals.

* * *

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,000, respectively. This would result in a SecurePay Roll-up Value of $53,000 on the next Contract Anniversary ($50,000 + $3,000), rather than $106,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,000 ($106,000 – $53,000).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 6 rider terminates (see "Terminating the SecurePay Riders" in your prospectus) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 6 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 6 rider until the SecurePay 6 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 6 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay 6 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals" in your prospectus. You should carefully weigh the advantages of the SecurePay 6 rider.

SecurePay R72 Rider (no longer available for purchase as of December 10, 2012)

If you purchased the SecurePay R72 rider before December 10, 2012, we may also increase the Benefit Base on each Contract Anniversary. The SecurePay R72 rider is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased. The SecurePay R72 Rider is not available for purchase on or after December 10, 2012, even if you purchased your Contract before that date.

Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

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Under the SecurePay R72 rider, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

  If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $10,800 (($50,000 + $100,000) x 7.2%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

  For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

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(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($96,480)

We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay R72 rider terminates (see "Terminating the SecurePay Riders") — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay R72 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay R72 rider until the SecurePay R72 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay R72 Rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 rider with the disadvantages of delaying taking SecurePay Withdrawals.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

If you have selected the SecurePay 6 or SecurePay R72 rider, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

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Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

  For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

We do not impose a surrender charge on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000, and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") Please note that we may accept different payment intervals.

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If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date"). Either SecurePay rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.

If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, the amount of your annuity payments will be determined in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

SecurePay Fee

We deduct a fee for each SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and which rider you purchase.

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® Option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay 6 or SecurePay R72 riders, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee,

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even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 6 Rider" and "SecurePay R72 Rider."

Terminating the SecurePay Riders

The SecurePay riders will terminate upon the earliest of:

•  the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);

•  for a SecurePay rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a SecurePay rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•  the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating Your SecurePay Rider Within 30 Days of Termination" and "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract

Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after your Rider Issue Date, or (2) the current Benefit Base.

If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, the surviving spouse may also exercise the RightTime® option immediately (if it is available at that time) and purchase a new SecurePay rider provided the surviving spouse meets rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. We will waive the 5-year waiting period. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. The new SecurePay rider will be subject to the terms and conditions of the rider in effect at the time it is issued. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

If the SecurePay Benefit Election indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

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Reinstating Your SecurePay Rider Within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with our Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTime® option and purchase a new SecurePay rider before the Annuity Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime® option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Issue Date.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. All of the SecurePay riders' provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

In addition, both SecurePay riders allow the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.

An individual who is a party to a civil union or a domestic partnership should not purchase a SecurePay rider before consulting legal and financial advisors and carefully evaluating whether a SecurePay rider is suitable for his or her needs.

Other Tax Matters. For a discussion of other tax consequences specific to the SecurePay riders, please see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

Note: The two-year waiting period for the SecurePay ME® benefit begins on the Contract's Issue Date (not necessarily when you select a SecurePay rider). A new waiting period begins if ownership of the Contract changes.

At present, the maximum age at which you may apply for a medical evaluation of your benefit under a SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a

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variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

Note: The SecurePay ME® benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note: You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you

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request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home

If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NHSM (Nursing Home Enhancement) feature. This feature is included at no additional charge with both SecurePay riders.

The SecurePay NH benefit may not be available in all states and may not be available with new contracts in the future. Please check with your financial advisor to determine availability.

What is the SecurePay NH benefit? If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

Nursing Home Benefit Period. The Nursing Home Benefit Period is the period of time during which the increased SecurePay withdrawal percentage is used to calculate the AWA. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the AWA will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

Maximum Aggregate Nursing Home Benefit Period (for riders purchased on or after May 1, 2013). If you purchased a SecurePay rider on or after May 1, 2013, the Nursing Home Benefit Period will extend for a maximum of five (5) Contract years in which you qualify for the SecurePay NH benefit or until the SP Rider terminates, whichever occurs first. The qualifying Contract years need not be consecutive. Any Contract Year or portion thereof during which the increased SecurePay withdrawal percentage is used to calculate the Annual Withdrawal Amount will be a full Contract Year for the purpose of determining the Nursing Home Benefit Period.

Maximum Aggregate Nursing Home Benefit Period (for riders purchased before May 1, 2013). If you purchased a SecurePay rider before May 1, 2013, the "Nursing Home Benefit Period" continues until the SecurePay rider terminates provided you continue to qualify for the benefit according to the terms of the rider.

Eligibility for the SecurePay NH Benefits. To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

1.  have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;

2.  (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and

3.  be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

Ineligibility. You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a

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hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

Activities of Daily Living (ADL). Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

•  Bathing — The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.

•  Continence — The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.

•  Dressing — The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

•  Eating — The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

•  Toileting — The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•  Transferring — The ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment. For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

Applying for Increased AWA under the SecurePay NH Benefit.

Initial Application. To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license and not related to the Covered Person. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

Re-Certification of Eligibility. Beginning with the second Contract Anniversary following the end of a Valuation Period during which we determine that the Covered Person qualifies for the increased AWA under SecurePay NH (the "Qualification Date"), you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.

The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

Determining Your Increased AWA under the SecurePay NH Benefit

Initial Qualifying Year. Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

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If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

Example:

Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000. Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $100,000. Her new AWA is $10,000 ($100,000 * 10%) and her remaining AWA for the current Contract Year is $5,000 ($10,000 – $5,000).

If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

Example:

Five years ago, after turning age 75, Elisabeth elected a SecurePay rider. She is now 80 years old and has a Benefit Base and Contract Value of $100,000. She has a Maximum Withdrawal Percentage of 5%. Her AWA is $5,000 (5% * $100,000).

In February of the current Contract Year, Elisabeth takes a SecurePay Withdrawal of $5,000 and an Excess Withdrawal of $4,000. Her new Benefit Base after the Excess Withdrawal is $95,789 ($100,000 – $4,000/$95,000 * $100,000). Assume that in March, Elisabeth qualifies for an enhanced Maximum Withdrawal Percentage of 10% under SecurePay NH and her Benefit Base is still $95,789. Her new AWA is $9,579 ($95,789 * 10%) and her remaining AWA for the current Contract Year is $4,789 ((10% – 5%) * $95,789)

Notice of Qualification. We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

Subsequent Contract Years. In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

Non-Qualifying Years.  For any Contract Year during which the Covered Person fails to qualify for the increased AWA under the SecurePay NH benefit, we calculate the AWA using the SecurePay withdrawal percentage established on the Benefit Election Date according to the terms of the SecurePay rider you purchased and that Contract Year will not be included in the Nursing Home Benefit Period.

Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, the SecurePay NH benefit is no longer available. Thus, the SecurePay NH benefit is not available after —

•  you choose to apply your Annuity Value to an Annuity Option under the Contract;

•  the Maximum Annuity Date under the Contract is reached; or

•  the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

Availability of SecurePay NH Benefit after Annuitization. Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after —

•  you choose to apply your Annuity Value to an Annuity Option under the Contract;

•  the Maximum Annuity Date under the Contract is reached; or

•  the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

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Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract is annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH Benefit. If you have already qualified for, and are receiving, an increased AWA under SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reach or the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, if you purchased the rider before May 1, 2013, you will receive the increased payments for the life of the covered person(s). If you purchased the rider on or after May 1, 2013, you will receive the increased payments for the remainder of the 5-Contract Year Maximum Aggregate Nursing Home Benefit Period. In either case, you will not need to recertify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

Termination and Reinstatement of the SecurePay NH Benefit. The SecurePay NH benefit terminates when your SecurePay rider terminates, including, for example, when the SecurePay NH benefit and SecurePay rider terminate when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

Tax Considerations for the SecurePay NH Benefit. The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "Federal Tax Matters, Tax Consequences of Protected Lifetime Income Benefits" and "Qualified Retirement Plans, Protected Lifetime Income Benefits." If you are considering purchasing a Qualified Contract with a SecurePay rider, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

Required Minimum Distributions

If a SecurePay rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under either SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under a SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime® OPTION

In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

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Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime® option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Issue Date") and your Contract Value is at least $25,000 on that date if you purchase under the RightTime option.

The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

•  If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")

•  Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

•  Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."

•  You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.

•  You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.

•  We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.

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•  The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, on the Rider Issue Date we will cancel any existing automatic purchase payment plan or automatic withdrawal plan that you have established.

•  The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

You should not purchase the Protective Income Manager rider if:

•  you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;

•  it is important for you to leave a death benefit for your heirs;

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

Appendix F demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix F and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

Purchasing Protective Income Manager

You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

If the rider is still available for sale, you may instead exercise the RightTime® option to add it to your Contract any time before the Annuity Date so long as your Contract Value on the Rider Issue Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued.

Important Considerations

The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

•  For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime® option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

•  On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

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•  You also should consider:

•  If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime® option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

•  But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

Designating the Covered Person(s)

The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

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	Single Life Coverage	Joint Life Coverage
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See "Determining Your Optimal "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

•  Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix I for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.

•  The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.

•  The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.

•  Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

Allocation Guidelines and Restrictions

In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

Determining Your Optimal Withdrawal Amount

The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor is based on:

•  the age of the (younger) Covered Person on the Rider Issue Date; and

•  the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

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Effective May 1, 2013, the Protective Income Manager Payments Factors changed for Protective Income Manager riders purchased on or after May 1, 2013.

Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

1.  We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

  If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix G, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we determine your initial Optimal Withdrawal Amount is the same, although we would use the payment factors applicable to riders purchased before May 1, 2013. See Appendix G: Protective Income Manager Rider Payment Factors.

  If you purchase the Protective Income Manager rider at the time you purchase the Contract and we receive an additional Purchase Payment within the first 120 days, then we will recalculate your initial Optimal Withdrawal Amount on the 120th day following the Contract Issue Date to equal the Protective Income Manager Payment Factor as of the Contract Issue Date multiplied by the total aggregate Purchase Payments received, less any withdrawals made, during the 120-day period (including your initial Purchase Payment). If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amount amounts. In the future, we may recalculate the initial Optimal Withdrawal Amount sooner than the 120th day after the Contract Issue Date or more frequently than once during that 120 day period, or both.

2.  We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary.

  Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

a.  90% of your Optimal Withdrawal Amount for the prior Contract Year; or

b.  Your initial Optimal Withdrawal Amount.

  If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year. If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we recalculate your Optimal Withdrawal Amount on Contract Anniversaries is the same, although we would use the payment factors applicable to riders purchased before May 1, 2013.

Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

Increase in Protective Income Manager Fee. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due

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to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

The Protective Income Manager Payment Factor. We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). Effective May 1, 2013, the Protective Income Manager Payments Factors changed for Protective Income Manager riders purchased on or after May 1, 2013. The Protective Income Manager Payment Factors applicable to riders purchased on or after May 1, 2013, and riders purchased before May 1, 2013, are both set forth in Appendix G for Single Life Coverage and Joint Life Coverage.

Reset of the Minimum Optimal Withdrawal Amount. If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

a.  Your initial Optimal Withdrawal Amount; or

b.  Your Optimal Withdrawal Amount as of the Reset Date.

Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,251) or the Optimal Withdrawal Amount on the Reset Date ($5,000). Therefore, his new minimum Optimal Withdrawal Amount is $5,000. If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we reset the minimum Optimal Withdrawal Amount is the same, although we would use the payment factors applicable to riders purchased before May 1, 2013.

Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

Beginning Your Protective Income Manager Withdrawals

All Contract withdrawals taken on and after the Rider Issue Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

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•  Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.

•  An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

Important Considerations

•  All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "Charges and Deductions, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Withdrawals."

Excess Withdrawals

An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrender and Withdrawals," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

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If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Required Minimum Distributions

If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "Qualified Retirement Plans."

We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with written notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

Reduction of Contract Value to Zero

If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

•  We will pay your remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor, and will always be at least the greater of: (a) 90% of your Optimal Withdrawal Amount for the prior Contract Year; or (b) your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable). Because your Contract Value will be zero, this means your Optimal Withdrawal Amount will decrease by 10% each Contract Year, but will never drop below your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable).

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•  If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

•  If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)

The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.

If your Protective Income Manager rider is in effect on the Maximum Annuity Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

1.  If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.

2.  If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

Death of a Covered Person Before the Annuity Date

If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the

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Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.) If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date.

The percentage is currently 1.00% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

Terminating the Protective Income Manager Rider

We will terminate the Protective Income Manager rider upon the earliest of:

•  the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date we receive instructions from you that results in a change in Covered Person(s);

•  for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

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•  for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•  the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

Reinstating the Protective Income Manager rider within 30 Days of Termination

If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

Other Tax Matters. For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits" and "QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS

In order to maintain either SecurePay rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. In addition, you also must participate in the Allocation Adjustment Program.

NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase a SecurePay rider or the Protective Income Manager rider under the RightTime option, you must

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transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under a SecurePay rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category
Category 1
Minimum Allocation: 35%
Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO Low Duration
Franklin US Government Securities VIP	PIMCO Real Return
Legg Mason Dynamic Multi-Strategy VIT	PIMCO Short-Term
Lord Abbett Bond-Debenture	PIMCO Total Return
MFS Research Bond	PIMCO Global Diversified Allocation
Oppenheimer Money Fund/VA	Invesco V.I. Balanced Risk Allocation
Oppenheimer Global Strategic Income	Invesco V.I. Government Securities
Goldman Sachs Global Markets Navigator	Templeton Global Bond VIP
PIMCO Long-Term US Government

Category 2
Minimum Allocation: 0%
Maximum Allocation: 65%

Franklin Income VIP	MFS Investors Growth
MFS Total Return	MFS Investors Trust
Fidelity VIP Contrafund	MFS Value
Fidelity VIP Index 500	Franklin Mutual Shares VIP
Franklin Rising Dividends VIP	Oppenheimer Main Street
Goldman Sachs Strategic Growth	Invesco V.I. Comstock
Lord Abbett Calibrated Dividend Growth	Invesco V.I. Growth and Income
Lord Abbett Classic Stock	Invesco V.I. Equity & Income
Lord Abbett Fundamental Equity	MFS Growth

Category 3
Minimum Allocation: 0%
Maximum Allocation: 30%

Fidelity VIP Mid Cap	MFS VIT II International Value
Franklin Flex Cap Growth VIP	Oppenheimer Capital Appreciation
Franklin Small Cap Value VIP	Oppenheimer Global
Franklin Small-Mid Cap Growth VIP	PIMCO All Asset
Goldman Sachs Growth Opportunities	Royce Capital Micro-Cap
Goldman Sachs Mid Cap Value	Royce Capital Small-Cap
Goldman Sachs Strategic International Equity	Templeton Developing Markets VIP
ClearBridge Variable Mid Cap Core	Templeton Foreign VIP
ClearBridge Variable Small Cap Growth	Templeton Growth VIP
Lord Abbett Growth Opportunities	Invesco V.I. Mid Cap Growth
Lord Abbett Mid-Cap Stock	Invesco V.I. Global Real Estate
MFS New Discovery	Invesco V.I. International Growth
MFS Research	Invesco V.I. Small Cap Equity
MFS Utilities	Invesco V.I. American Value
MFS VIT II Emerging Markets Equity

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The Benefit Allocation Model Portfolios. Each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase a SecurePay rider or the Protective Income Manager rider under the RightTime® option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay riders or the Protective Income Manager rider.

The Allocation Adjustment Program (patent pending).  If you select the SecurePay, SecurePay 6, or the Protective Income Manager rider you must participate in the Allocation Adjustment Program. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment Program is designed to limit our risk under these riders.

Under this program, we will monitor the performance of each Sub-Account in Category 2 and 3 of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Money Fund/VA Sub-Account or any of the other Sub-Accounts in Category 1. If, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 drops below a specified level the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account.

Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

•  For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted. This means:

•  On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Money Fund/VA Sub-Account;

•  You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•  If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Money Fund/VA Sub-Account;

•  When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund/VA Sub-Account in place of the restricted Sub-Account; and

•  Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Money Fund/VA Sub-Account.

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You may transfer your Contract Value in the Oppenheimer Money Fund/VA Sub-Account to any non-restricted Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Date we will transfer all of your Contract Value in the Oppenheimer Money Fund/VA Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described above as of the next Valuation Date. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.

Note:  Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Oppenheimer Money Fund/VA Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix H in this prospectus for an example of the Allocation Adjustment Program.

Changes to the Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with at least five business days prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under either or both SecurePay riders or the Protective Income Manager rider.

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with either or both SecurePay riders or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under either or both SecurePay riders or the Protective Income Manager rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

For purposes of the Allocation Adjustment Program, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase a rider, but we may use a different mathematical model for riders we issue in the future. We reserve the right to terminate the Allocation Adjustment Program at any time in our sole discretion by prior written notice.

If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet

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the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select a SecurePay rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines or Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation instruction includes:

(a)  allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions; or

(b)  directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(c)  transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(d)  deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or

(e)  terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders; or

(5)  your premium check has not cleared your bank.

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If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge) (not applicable to C Series)

General

We do not deduct a surrender charge for C Series Contracts.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value of L Series and B Series Contracts when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect a SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "Protected Lifetime Income Benefits.")

Free Withdrawal Amount

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Withdrawals and Surrenders.")

If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

Determining the Surrender Charge

We calculate the surrender charge in the following manner:

1.  We deduct any available free withdrawal amount from the requested withdrawal amount;

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2.  We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and

3.  If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Deduction of the Surrender Charge on Withdrawals

We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

•  In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.

•  In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

Waiver of Surrender Charges

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

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We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to a percentage of the average daily net assets of the Variable Account attributable to your Contract, as set forth below:

Class	Mortality and Expense Risk Charge
L Series	1.50%
B Series	1.20%
C Series	1.60%

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.15% for the L Series and C Series and 0.10% for the B Series of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Return of Purchase Payments Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.") We do not assess the death benefit fee after the Annuity Date.

The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

SecurePay Fee

We deduct a fee for the SecurePay riders that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is

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deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® Option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the table above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay 6 or SecurePay R72 rider, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay With RightTime® Option."

SecurePay Medical Evaluation Fee. Under the SecurePay riders, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.) If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date.

The percentage is currently 1.20% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.30% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.
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We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager with RightTime® Option."

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

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ANNUITY PAYMENTS

Annuity Date

On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate a SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Date. (See "Protected Lifetime Income Benefits.")

Changing the Annuity Date

The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

PayStream Plus® Annuitization Benefit

(not available in New Hampshire or Utah)

If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply (for the B Series and L Series) if you fully or partially surrender variable income payments within 7 years (B Series) or 4 years (L Series) after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

Annuity Units

On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to

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support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments

We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units

After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options

You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the

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Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Minimum Amounts

If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

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Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS

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each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

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Diversification Requirements

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  Certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  Certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

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Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Tax Consequences of Protected Lifetime Income Benefits

Withdrawals, pledges, or gifts. In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

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Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

Taxation of Death Benefit Proceeds

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

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Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

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Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the C Series and L Series, and the B Series, if you purchase the Protective Income Manager, require a minimum initial Purchase Payment of at least $25,000. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these

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purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Pension and Profit-Sharing Plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

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Section 403(b) Annuity Contracts

Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Protected Lifetime Income Benefits

The Company offers for an additional charge three optional Protected Lifetime Income Benefit riders — the SecurePay rider, the SecurePay 6 rider, and the Protective Income Manager rider (collectively, the "PLIB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a PLIB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan's tax status which are not discussed here.

When the SecurePay rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

Direct Rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

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FEDERAL INCOME TAX WITHHOLDING

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's

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interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under

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Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2011	$128,712,319
December 31, 2012	$141,595,320
December 31, 2013	$118,126,390

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase

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Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2013, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, AIG Advisor Group, LPL Financial, Raymond James and NFP Securities in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

CEFLI

Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for

94

the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2013 and 2012 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2013 and 2012 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2013 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

95

STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

96

APPENDIX A
DEATH BENEFIT CALCULATION EXAMPLES

The purpose of the following examples is to illustrate the Return of Purchase Payments and Maximum Anniversary Value Death Benefits when the basic SecurePay rider has been elected and when no SecurePay rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the Basic SecurePay Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Purchased the basic SecurePay Rider at the time of Contract purchase

•  Elected Single Life Coverage under the SecurePay Rider

•  Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		120,000	—		120,000
1/1/12	Anniversary	130,000		—		—		130,000		130,000	—		130,000
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)	100,000	(F)
1/1/13	Anniversary	103,000		—		—		103,000		104,000			103,000
1/1/14	Anniversary	110,000		—		—		110,000		110,000			110,000
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		110,000			165,000
11/30/14	SecurePay WD	155,000		—		5,500	(H)	149,500		110,000	5,500	(I)	154,500	(J)
1/1/15	SecurePay WD	152,500				5,500	(K)	147,000		110,000	5,500		149,000
3/31/15	Excess Withdrawal	160,000		—		16,000	(L)	144,000		99,000	15,450	(M)	144,000	(N)
7/1/15	Owner Death	135,000	(O)	—		—		135,000		99,000			135,000	(P)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $5,500 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,500.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,500 = the greater of $149,500 or $154,500 ($100,000 + $80,000 – $20,000 – $5,500) respectively.

(K)  A withdrawal of $5,500 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,500 = $110,000 * 5%.

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

(M)  The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $144,000 = the greater of $144,000 or $133,550 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) respectively.

(O)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(P)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $135,000 = greater of $135,000 or $133,550 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the Basic SecurePay Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Purchased the basic SecurePay Rider at the time of Contract purchase

•  Elected Single Life Coverage under the SecurePay Rider

•  Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		120,000	—		153,550
1/1/12	Anniversary	130,000		—		—		130,000		130,000	—		163,550
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)
1/1/13	Anniversary	103,000		—		—		103,000		104,000	—		156,550
1/1/14	Anniversary	110,000		—		—		110,000		110,000	—		163,550	(F)
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		110,000	—
11/30/14	SecurePay WD	155,000		—		5,500	(H)	149,500		110,000	5,500	(I)	128,550	(J)
1/1/15	SecurePay WD	152,500				5,500	(K)	147,000		110,000	5,500		131,550
3/31/15	Excess Withdrawal	160,000		—		16,000	(L)	144,000		99,000	15,450	(M)
7/1/15	Owner Death	135,000	(N)	—		—		135,000		99,000					163,550	(O)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $163,550 = $110,000 + $80,000 – $5,500 – $5,500 – $15,450. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $5,500 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,500.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $128,550 = $155,000 – $5,500 – $5,500 – $15,450.

(K)  A withdrawal of $5,500 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,500 = $110,000 * 5%.

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

(M)  The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(O)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $163,550 = the greatest of $135,000 or $133,500 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) or $163,550, respectively.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		—		120,000
1/1/12	Anniversary	130,000		—		—		130,000		—		130,000
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)	100,000	(F)
1/1/13	Anniversary	103,000		—		—		103,000		—		103,000
1/1/14	Anniversary	110,000		—		—		110,000		—		110,000
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		—		165,000
11/30/14	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	154,322	(J)
3/31/15	Withdrawal	160,000		—		16,000	(K)	144,000		15,432		144,000
7/1/15	Owner Death	135,000	(L)	—		—		135,000				138,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,322 = the greater of $149,500 or $154,322 ($100,000 + $80,000 – $20,000 – $5,678), respectively.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

(L)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(M)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		—		158,890
1/1/12	Anniversary	130,000		—		—		130,000		—		168,890
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)
1/1/13	Anniversary	103,000		—		—		103,000		—		161,890
1/1/14	Anniversary	110,000		—		—		110,000		—		168,890	(F)
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		—
11/30/14	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	133,890	(J)
3/31/15	Withdrawal	160,000		—		16,000	(K)	144,000		15,432
7/1/15	Owner Death	135,000	(L)	—		—		135,000						168,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $168,890 = $110,000 + $80,000 – $5,678 – $15,432. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $133,890 = $155,000 – $5,678 – $15,432.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

(L)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(M)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $168,890 = the greatest of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) or $168,890, respectively.

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION (L Series and B Series only)

The purpose of the following example is to illustrate the surrender charges under L Series and B Series Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

Surrender charges are applied to Contract Value surrendered under L Series and B Series Contracts according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

L Series:

Assume an initial Purchase Payment of $100,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $35,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value is $145,000. A partial withdrawal request for $25,000 is received on 10/31/2003.

On the third Contract Anniversary, assume the Contract Value equals $170,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $228,500.

First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

The following table outlines the steps we take to determine the surrender charge for the $25,000 withdrawal and for the $228,500 full surrender:

Step	$25,000 Withdrawal	$228,500 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $145,000 – $150,000 = – $5,000
(2) 10% * $150,000 = $15,000
(3) 10% * $145,000 = $14,500
Greatest value is (2), or $15,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
= $170,000 – ($185,000 – $10,000) = – $5,000
(2) 10% * $185,000 = $18,500
(3) 10% * $170,000 = $17,000
Greatest value is (2), or $18,500
(ii) Amount subject to surrender charge Requested amount less amount from step (i)	$25,000 – $15,000 = $10,000	$228,500 – $18,500 = $210,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $10,000 withdrawal taken from initial $100,000 Purchase Payment • Only 2 full years have passed since that Purchase Payment Surrender charge = 6%	• Since $10,000 has already been withdrawn from the initial Purchase Payment, $90,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the Purchase Payment
Surrender charge = 6%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

Step	$25,000 Withdrawal	$228,500 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $35,000, the entire $35,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since that Purchase Payment
Surrender charge percentage = 7%
• Allocating the surrender amount to the three Purchase Payments covers only $175,000 of the eligible $210,000. So the remaining $35,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $35,000 * ($90,000 / $175,000) = $18,000 – The first Purchase Payment has $108,000 ($90,000 + $18,000) allocated to it
• $35,000 * ($50,000 / $175,000) = $10,000 – The second Purchase Payment has $60,000 ($50,000 + $10,000) allocated to it
• $35,000 * ($35,000 / $175,000) = $7,000 – The third Purchase Payment has $42,000 ($35,000 + $7,000) allocated to it
(iv) Surrender charge Step (ii) multiplied by step (iii)	$10,000 * 6% = $600	$108,000 * 6% = $6,480 $60,000 * 6% = $3,600 $42,000 * 7% = $2,940 $6,480 + $3,600 + $2,940 = $13,020

*  For the purposes of this illustration, "Net Purchase Payment" means total Purchase Payments less total withdrawals.

B Series:

Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

A partial withdrawal request for $43,000 is received on 10/31/2003.

On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $121,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

The following table outlines the steps we take to determine the surrender charge for the $43,000 withdrawal and for the $165,000 full surrender:

Step	$43,000 Withdrawal	$165,000 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of: (1) Earnings = Contract Value – total Net Purchase Payments* Earnings = $130,000 – $125,000 = $5,000 (2) 10% * $125,000 = $12,500 (3) 10% * $130,000 = $13,000 Greatest value is (3), or $13,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $121,000 – ($150,000 – $30,000) = $1,000
(2) 10% * $150,000 = $15,000
(3) 10% * $121,000 = $12,100
Greatest value is (2), or $15,000
(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$43,000 – $13,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $30,000 withdrawal comes from $50,000 Purchase Payment • Only 2 full years have passed since Purchase Payment Surrender charge = 6%	• Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the first Purchase Payment
Surrender charge = 5%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

Step	$43,000 Withdrawal	$165,000 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since the third Purchase Payment
Surrender charge = 6%
• Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
(iv) Surrender charge = amount(s) from Step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

*  For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 4 years of a Purchase Payment for the L Series or within 7 years for the B Series, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.") Surrender charges are not assessed for the C Series.

C-1

APPENDIX D
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 — Oppenheimer Money Fund/VA
 October 2, 2000 — Invesco V.I. Mid Cap Growth II
 May 1, 2002 — Lord Abbett Mid-Cap Stock, Value Class
Lord Abbett Bond-Debenture, Value Class
 June 2, 2003 — Lord Abbett Growth Opportunities, Value Class
Lord Abbett Calibrated Dividend Growth, Value Class
MFS Growth SS
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer Capital Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Global Strategic
Income SS
Oppenheimer Global SS
Invesco V.I. Comstock II
Invesco V.I. Growth and Income II
 December 19, 2003 — Invesco V.I. Government Securities II
Invesco V.I. Equity and Income II	May 1, 2006 — Fidelity VIP MidCap-SC2
Fidelity VIP Contrafund®-SC2
Fidelity VIP Investment Grade Bond SC2
Fidelity VIP Index 500-SC2
Franklin Flex Cap Growth VIP Fund-C2 (formerly Franklin Flex Cap Growth Securities Fund-C2)
Franklin Income VIP Fund-C2 (formerly Franklin Income Securities Fund-C2)
Franklin Mutual Shares VIP Fund-C2 (formerly Mutual Shares Securities Fund-C2)
Franklin Rising Dividends VIP Fund-C2 (formerly Franklin Rising Dividends Securities Fund-C2)
Franklin Small-Mid Cap Growth VIP Fund-C2 (formerly Franklin Small-Mid Cap Growth Securities Fund-C2)
Templeton Foreign VIP Fund-C2 (formerly Templeton Foreign Securities Fund-C2)
Templeton Growth VIP Fund-C2 (formerly Templeton Growth Securities Fund-C2)
 May 1, 2007 — Franklin U.S. Government Securities VIP Fund-C2 (formerly Franklin U.S. Government Fund-C2)
Templeton Global Bond VIP Fund-C2 (formerly Templeton Global Bond Securities Fund-C2)
 May 1, 2008 — Goldman Sachs Strategic Growth Service Class
Goldman Sachs Strategic
International Equity Service Class
Lord Abbett Classic Stock, Value Class

November 2, 2009 — Franklin Small Cap Value VIP Fund-C2 (formerly Franklin Small Cap Value Securities Fund-C2)
Goldman Sachs Growth Opportunities, Service Class
ClearBridge Variable Mid Cap Core, Class II
ClearBridge Variable Small Cap Growth, Class II
Lord Abbett Fundamental Equity, Value Class
MFS Research Bond SS
MFS Value SS
PIMCO Long-Term US Government, Advisor Class
PIMCO Low Duration, Advisor Class
PIMCO Real Return, Advisor Class
PIMCO Short-Term, Advisor Class
PIMCO Total Return, Advisor Class
Royce Capital Micro-Cap, Service Class
Royce Capital Small-Cap, Service Class
Invesco V.I. American Value, Series II
Invesco V.I. Balanced Risk Allocation II	May 1, 2010 — Goldman Sachs Mid Cap Value Fund, Service Class
 May 1, 2012 — Invesco V.I. Global Real Estate, Series II
Invesco V.I. International Growth, Series II
Invesco V.I. Small Cap Equity, Series II
Legg Mason Dynamic Multi-Strategy VIT, Class II
MFS VIT II Emerging Markets Equity
Portfolio, Service Class Shares
MFS VIT II International Value Portfolio, Service Class Shares
PIMCO All Asset, Advisor Class
Templeton Developing Markets VIP
Fund-C2 (formerly Templeton Developing Markets Securities
Fund-C2)
 May 1, 2013 — Goldman Sachs Global Markets Navigator, Service Class
PIMCO Global Diversified Allocation, Advisor Class

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed, by class. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following tables. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

The following tables do not include Sub-Accounts that were not in operation as of December 31, 2013.

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
ClearBridge Variable Mid Cap Core — Class II	2013	$14.31	$14.15	$18.39	1,077,349	100,950	402,211
	2012	$10.58	$10.51	$13.64	577,599	96,456	376,638
	2011	$9.11	$9.10	$11.80	41,216	14,822	189,941
	2010	—	—	$12.51	—	—	68,036
	2009	—	—	$10.42	—	—	5,387
ClearBridge Variable Small Cap Growth — Class II	2013	$16.20	$16.02	$21.74	226,251	18,486	69,707
	2012	$11.19	$11.12	$15.08	96,007	4,462	44,218
	2011	$9.53	$9.51	$12.89	4,163	—	17,608
	2010	—	—	$12.97	—	—	6,600
	2009	—	—	$10.57	—	—	237
Fidelity VIP Contrafund® — Service Class 2	2013	$13.74	$13.59	$14.67	3,181,597	260,098	1,656,586
	2012	$10.63	$10.56	$11.39	1,617,716	246,893	1,379,824
	2011	$9.28	$9.26	$9.98	96,913	30,562	679,613
	2010	—	—	$10.43	—	—	394,563
	2009	—	—	$9.07	—	—	236,009
	2008	—	—	$6.81	—	—	28,860
	2007	—	—	$12.08	—	—	12,213
	2006	—	—	$10.47	—	—	5,978
Fidelity VIP Index 500 — Service Class 2	2013	$14.37	$14.21	$14.56	1,267,562	194,151	835,405
	2012	$11.04	$10.96	$11.22	610,761	123,543	822,892
	2011	$9.67	$9.65	$9.87	40,449	6,756	487,331
	2010	—	—	$9.86	—	—	236,775
	2009	—	—	$8.73	—	—	98,564
	2008	—	—	$7.03	—	—	4,200
	2007	—	—	$11.38	—	—	—
	2006	—	—	$11.00	—	—	—

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Fidelity VIP Investment Grade Bond — Service	2013	$10.33	$10.22	$12.79	2,261,223	288,093	1,059,419
Class 2	2012	$10.69	$10.62	$13.28	1,195,831	235,559	920,844
	2011	$10.25	$10.23	$12.79	78,731	29,051	537,444
	2010	—	—	$12.15	—	—	376,268
	2009	—	—	$11.48	—	—	231,717
	2008	—	—	$10.11	—	—	17,364
	2007	—	—	$10.65	—	—	—
	2006	—	—	$10.40	—	—	—
Fidelity VIP Mid Cap — Service Class 2	2013	$13.46	$13.31	$15.68	3,274,450	303,152	1,338,048
	2012	$10.04	$9.97	$11.73	1,825,854	309,347	1,212,788
	2011	$8.88	$8.86	$10.41	122,593	63,167	651,162
	2010	—	—	$11.87	—	—	286,505
	2009	—	—	$9.39	—	—	92,722
	2008	—	—	$6.83	—	—	4,816
	2007	—	—	$11.50	—	—	839
	2006	—	—	$10.14	—	—	317
Franklin Templeton — Franklin Flex Cap Growth	2013	$13.56	$13.42	$14.48	146,519	13,491	89,874
VIP — Class 2	2012	$10.00	$9.93	$10.71	79,286	11,225	91,547
	2011	$9.27	$9.25	$9.96	2,582	1,673	54,810
	2010	—	—	$10.64	—	—	34,584
	2009	—	—	$9.31	—	—	7,283
	2008	—	—	$7.12	—	—	—
	2007	—	—	$11.19	—	—	—
	2006	—	—	$9.95	—	—	—
Franklin Templeton — Franklin Income	2013	$12.07	$11.94	$14.69	3,305,769	403,244	1,477,183
VIP — Class 2	2012	$10.73	$10.66	$13.10	1,600,156	344,043	1,136,750
	2011	$9.65	$9.64	$11.83	128,667	24,765	703,366
	2010	—	—	$11.75	—	—	460,855
	2009	—	—	$10.60	—	—	162,516
	2008	—	—	$7.95	—	—	58,414
	2007	—	—	$11.49	—	—	31,043
	2006	—	—	$11.26	—	—	14,895

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Franklin Templeton — Franklin Rising Dividends	2013	$14.34	$14.18	$15.06	4,052,087	369,519	1,798,682
VIP — Class 2	2012	$11.20	$11.13	$11.80	2,196,744	266,089	1,373,728
	2011	$10.14	$10.12	$10.72	190,127	32,205	670,615
	2010	—	—	$10.28	—	—	373,089
	2009	—	—	$8.67	—	—	163,889
	2008	—	—	$7.51	—	—	6,543
	2007	—	—	$10.47	—	—	231
	2006	—	—	$10.94	—	—	1,796
Franklin Templeton — Franklin Small Cap Value	2013	$15.21	$15.05	$18.94	270,000	19,442	138,735
VIP — Class 2	2012	$11.31	$11.24	$14.13	135,949	19,005	89,258
	2011	$9.68	$9.66	$12.14	6,862	2,476	51,571
	2010	—	—	$12.82	—	—	20,286
	2009	—	—	$10.17	—	—	1,778
Franklin Templeton — Franklin Small-Mid Cap	2013	$13.73	$13.58	$15.07	288,808	16,727	221,019
Growth VIP — Class 2	2012	$10.07	$10.00	$11.09	138,448	15,317	207,044
	2011	$9.20	$9.19	$10.18	7,991	1,618	131,911
	2010	—	—	$10.87	—	—	83,663
	2009	—	—	$8.66	—	—	29,322
	2008	—	—	$6.13	—	—	—
	2007	—	—	$10.85	—	—	2,405
	2006	—	—	$9.91	—	—	—
Franklin Templeton — Franklin Mutual Shares	2013	$13.61	$13.46	$13.01	5,260,020	482,218	2,767,109
VIP — Class 2	2012	$10.75	$10.68	$10.32	2,839,060	456,177	2,362,135
	2011	$9.54	$9.52	$9.18	216,879	74,524	1,293,665
	2010	—	—	$9.43	—	—	670,728
	2009	—	—	$8.63	—	—	250,930
	2008	—	—	$6.96	—	—	32,679
	2007	—	—	$11.25	—	—	22,886
	2006	—	—	$11.05	—	—	10,965
Franklin Templeton — Templeton Developing	2013	$9.69	$9.62	$9.63	238,427	15,962	52,676
Markets VIP — Class 2	2012	$9.91	$9.88	$9.89	125,621	9,504	47,122

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Franklin Templeton — Templeton Foreign	2013	$12.02	$11.89	$13.29	420,951	55,705	448,740
VIP — Class 2	2012	$9.90	$9.84	$10.99	280,216	44,164	306,142
	2011	$8.48	$8.47	$9.45	43,925	7,327	208,782
	2010	—	—	$10.75	—	—	117,339
	2009	—	—	$10.09	—	—	39,245
	2008	—	—	$7.48	—	—	9,967
	2007	—	—	$12.76	—	—	6,988
	2006	—	—	$11.24	—	—	3,987
Franklin Templeton — Templeton Global Bond	2013	$10.52	$10.40	$16.11	6,997,411	658,943	2,251,224
VIP — Class 2	2012	$10.48	$10.42	$16.12	2,996,235	500,714	1,643,036
	2011	$9.23	$9.21	$14.24	232,787	77,198	916,478
	2010	—	—	$14.61	—	—	401,518
	2009	—	—	$13.01	—	—	104,152
	2008	—	—	$11.15	—	—	2,956
	2007	—	—	$10.67	—	—	—
Franklin Templeton — Templeton Growth	2013	$13.44	$13.29	$12.44	242,964	19,467	143,180
VIP — Class 2	2012	$10.41	$10.34	$9.67	116,837	15,460	117,780
	2011	$8.71	$8.69	$8.12	18,411	5,397	75,749
	2010	—	—	$8.87	—	—	58,742
	2009	—	—	$8.40	—	—	23,199
	2008	—	—	$6.51	—	—	6,600
	2007	—	—	$11.48	—	—	8,194
	2006	—	—	$11.41	—	—	3,067
Franklin Templeton — U.S. Government	2013	$9.92	$9.81	$11.58	4,413,287	449,150	1,949,975
Securities VIP Fund — Class 2	2012	$10.28	$10.21	$12.04	2,320,608	434,924	1,738,106
	2011	$10.22	$10.20	$12.02	166,876	84,820	890,850
	2010	—	—	$11.56	—	—	554,242
	2009	—	—	$11.17	—	—	295,800
	2008	—	—	$11.01	—	—	7,274
	2007	—	—	$10.41	—	—	5,559
Goldman Sachs Global Markets	2013	$10.89	$10.85	$10.86	162,875	11,075	126,392
Navigator — Service Class

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Goldman Sachs Growth Opportunities —	2013	$14.47	$14.31	$18.40	180,096	15,730	75,839
Service Class	2012	$11.09	$11.02	$14.16	97,630	15,223	66,281
	2011	$9.41	$9.39	$12.05	1,042	—	30,923
	2010	—	—	$12.76	—	—	11,045
	2009	—	—	$10.87	—	—	236
Goldman Sachs Mid Cap Value — Service Class	2013	$13.83	$13.68	$15.35	2,346,513	157,183	940,160
	2012	$10.57	$10.50	$11.78	1,435,337	147,790	705,603
	2011	$9.06	$9.05	$10.13	139,959	18,367	244,727
	2010	—	—	$11.03	—	—	57,152
Goldman Sachs Strategic Growth — Service Class	2013	$14.49	$14.33	$19.69	2,683,272	261,865	878,940
	2012	$11.12	$11.05	$15.17	1,471,279	281,581	798,374
	2011	$9.42	$9.40	$12.89	104,177	60,335	379,627
	2010	—	—	$13.50	—	—	129,670
	2009	—	—	$12.42	—	—	16,849
	2008	—	—	$8.56	—	—	—
Goldman Sachs Strategic International	2013	$11.99	$11.86	$15.40	159,475	15,098	78,413
Equity — Service Class	2012	$9.82	$9.76	$12.65	116,004	16,651	67,444
	2011	$8.23	$8.22	$10.64	12,888	1,420	45,933
	2010	—	—	$12.76	—	—	40,127
	2009	—	—	$11.78	—	—	17,524
	2008	—	—	$9.33	—	—	—
Invesco VI American Value II	2013	$14.63	$14.46	$18.81	141,369	30,994	82,325
	2012	$11.06	$10.99	$14.28	46,710	24,357	51,451
	2011	$9.57	$9.56	$12.40	535	2,967	26,560
	2010	—	—	$12.51	—	—	2,599
	2009	—	—	$10.41	—	—	241
Invesco VI Balanced Risk Allocation II	2013	$11.29	$11.17	$12.95	2,640,188	192,418	1,474,774
	2012	$11.28	$11.21	$12.98	1,108,337	100,010	775,951
	2011	$10.33	$10.31	$11.93	37,421	16,773	86,372
	2010	—	—	$10.96	—	—	40,262
	2009	—	—	$10.20	—	—	488

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Invesco VI Comstock II	2013	$14.75	$14.59	$22.54	380,370	35,634	151,795
	2012	$11.02	$10.95	$16.90	171,214	28,153	130,104
	2011	$9.39	$9.37	$14.45	7,160	503	103,764
	2010	—	—	$15.00	—	—	84,789
	2009	—	—	$13.19	—	—	64,021
	2008	—	—	$10.44	—	—	43,516
	2007	—	—	$16.54	—	—	45,179
	2006	—	—	$17.22	—	—	51,883
	2005	—	—	$15.08	—	—	58,523
	2004	—	—	$14.73	—	—	57,717
Invesco VI Equity and Income II	2013	$13.10	$12.96	$19.59	1,941,681	204,376	871,088
	2012	$10.63	$10.56	$15.95	1,004,181	161,966	649,112
	2011	$9.58	$9.56	$14.43	68,073	28,599	385,885
	2010	—	—	$14.87	—	—	184,287
	2009	—	—	$13.49	—	—	76,474
	2008	—	—	$11.20	—	—	66,256
	2007	—	—	$14.73	—	—	76,932
	2006	—	—	$14.49	—	—	82,637
	2005	—	—	$13.08	—	—	75,599
	2004	—	—	$12.39	—	—	59,026
Invesco VI Global Real Estate II	2013	$11.38	$11.29	$11.31	391,601	6,206	156,088
	2012	$11.26	$11.22	$11.23	125,875	2,869	100,855
Invesco VI Government Securities II	2013	$10.10	$9.99	$10.76	180,331	5,461	155,569
	2012	$10.53	$10.47	$10.94	166,665	16,033	169,859
	2011	$10.44	$10.42	$11.12	8,278	5,744	118,398
	2010	—	—	$11.19	—	—	119,490
	2009	—	—	$10.85	—	—	78,716
	2008	—	—	$10.93	—	—	17,554
	2007	—	—	$10.95	—	—	17,580
	2006	—	—	$10.41	—	—	9,019
	2005	—	—	$10.26	—	—	11,607
	2004	—	—	$10.10	—	—	12,932

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Invesco VI Growth & Income II	2013	$14.16	$14.00	$19.36	5,558,202	482,715	1,883,914
	2012	$10.72	$10.65	$14.71	3,044,465	465,416	1,666,217
	2011	$9.50	$9.48	$13.08	212,760	79,795	819,185
	2010	—	—	$13.61	—	—	344,643
	2009	—	—	$12.33	—	—	68,425
	2008	—	—	$10.10	—	—	32,162
	2007	—	—	$15.15	—	—	30,774
	2006	—	—	$15.03	—	—	34,668
	2005	—	—	$13.18	—	—	34,351
	2004	—	—	$12.21	—	—	34,364
Invesco VI International Growth II	2013	$12.12	$12.02	$11.51	127,464	928	69,445
	2012	$10.34	$10.30	$9.86	23,939	1,292	18,626
	2011	—	—	$8.74	—	—	14,817
	2010	—	—	$8.11	—	—	18,780
	2009	—	—	$7.51	—	—	19,390
	2008	—	—	$5.59	—	—	—
Invesco VI Mid-Cap Growth II	2013	$13.00	$12.86	$8.17	230,070	1,502	166,256
	2012	$9.65	$9.58	$6.08	112,621	3,564	163,770
	2011	$8.75	$8.74	$5.54	5,738	5,092	141,478
	2010	—	—	$6.21	—	—	128,431
	2009	—	—	$4.96	—	—	23,433
	2008	—	—	$3.23	—	—	10,550
	2007	—	—	$6.17	—	—	12,774
	2006	—	—	$5.34	—	—	14,045
	2005	—	—	$5.17	—	—	14,146
	2004	—	—	$4.73	—	—	14,252
Invesco VI Small Cap Equity II	2013	$13.56	$13.46	$13.48	62,780	1,563	23,734
	2012	$10.02	$9.99	$10.00	35,941	—	12,402
Legg Mason Dynamic Multi-Strategy VIT	2013	$11.80	$11.71	$11.73	844,366	75,731	1,683,903
Portfolio II	2012	$10.12	$10.09	$10.10	207,953	2,723	476,160

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Lord Abbett Bond-Debenture — Value Class	2013	$11.65	$11.52	$20.30	6,945,400	686,362	2,360,387
	2012	$10.91	$10.84	$19.08	3,287,886	567,809	1,820,376
	2011	$9.82	$9.80	$17.24	250,347	71,892	1,126,556
	2010	—	—	$16.79	—	—	636,230
	2009	—	—	$15.20	—	—	469,445
	2008	—	—	$11.51	—	—	145,344
	2007	—	—	$14.19	—	—	160,860
	2006	—	—	$13.59	—	—	170,685
	2005	—	—	$12.63	—	—	207,793
	2004	—	—	$12.68	—	—	205,655
Lord Abbett Calibrated Dividend Growth —	2013	$13.40	$13.26	$21.57	239,394	43,274	118,402
Value Class	2012	$10.61	$10.55	$17.15	35,479	19,999	68,988
	2011	$9.56	$9.54	$15.50	867	7,971	52,594
	2010	—	—	$15.73	—	—	53,458
	2009	—	—	$13.94	—	—	40,294
	2008	—	—	$11.48	—	—	23,770
	2007	—	—	$15.82	—	—	29,436
	2006	—	—	$15.59	—	—	30,959
	2005	—	—	$13.84	—	—	21,143
	2004	—	—	$13.56	—	—	13,951
Lord Abbett Classic Stock — Value Class	2013	$13.40	$13.25	$13.11	453,159	18,181	167,817
	2012	$10.45	$10.38	$10.26	235,278	15,217	138,397
	2011	$9.20	$9.18	$9.07	235	—	63,701
	2010	—	—	$10.04	—	—	48,085
	2009	—	—	$8.94	—	—	29,595
	2008	—	—	$7.25	—	—	4,067
Lord Abbett Fundamental Equity — Value Class	2013	$13.46	$13.31	$16.72	3,451,741	315,823	1,502,347
	2012	$10.04	$9.98	$12.52	1,962,623	310,652	1,133,475
	2011	$9.20	$9.18	$11.51	133,157	58,034	529,028
	2010	—	—	$12.26	—	—	192,985
	2009	—	—	$10.47	—	—	9,136

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
Lord Abbett Growth Opportunities — Value Class	2013	$13.17	$13.03	$23.22	68,951	3,293	36,808
	2012	$9.74	$9.67	$17.22	44,041	1,017	28,857
	2011	$8.65	$8.63	$15.35	1,180	—	17,892
	2010	—	—	$17.34	—	—	10,626
	2009	—	—	$14.35	—	—	9,405
	2008	—	—	$10.02	—	—	3,481
	2007	—	—	$16.50	—	—	4,567
	2006	—	—	$13.83	—	—	5,414
	2005	—	—	$13.04	—	—	7,272
	2004	—	—	$12.67	—	—	6,956
Lord Abbett Mid Cap Stock — Value Class	2013	$13.17	$13.02	$18.24	139,429	18,330	127,371
	2012	$10.24	$10.17	$14.23	84,936	17,046	142,862
	2011	$9.05	$9.04	$12.63	6,961	1,515	150,827
	2010	—	—	$13.38	—	—	143,184
	2009	—	—	$10.85	—	—	121,398
	2008	—	—	$8.71	—	—	118,048
	2007	—	—	$14.60	—	—	141,086
	2006	—	—	$14.76	—	—	151,117
	2005	—	—	$13.37	—	—	160,464
	2004	—	—	$12.57	—	—	150,629
MFS Growth — Service Shares	2013	$14.72	$14.55	$23.99	399,806	41,359	188,116
	2012	$10.92	$10.85	$17.87	147,058	84,280	91,256
	2011	$9.45	$9.43	$15.52	10,052	10,269	42,103
	2010	—	—	$15.87	—	—	10,111
	2009	—	—	$14.02	—	—	10,526
	2008	—	—	$10.38	—	—	2,738
	2007	—	—	$16.90	—	—	2,847
	2006	—	—	$14.22	—	—	3,141
	2005	—	—	$13.44	—	—	2,035
	2004	—	—	$12.54	—	—	2,036

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Investors Growth Stock — Service Shares	2013	$14.01	$13.86	$9.57	118,680	13,518	188,628
	2012	$10.92	$10.85	$7.48	67,757	11,933	218,599
	2011	$9.48	$9.46	$6.52	3,829	—	108,377
	2010	—	—	$6.60	—	—	65,917
	2009	—	—	$5.99	—	—	46,562
	2008	—	—	$4.38	—	—	5,387
	2007	—	—	$7.06	—	—	3,625
	2006	—	—	$6.47	—	—	3,754
	2005	—	—	$6.13	—	—	3,897
	2004	—	—	$5.98	—	—	4,048
MFS Investors Trust — Service Shares	2013	$14.21	$14.05	$19.63	1,993,409	185,460	678,420
	2012	$10.93	$10.86	$15.15	1,058,048	177,075	614,419
	2011	$9.32	$9.30	$12.97	78,439	28,634	307,998
	2010	—	—	$13.51	—	—	134,297
	2009	—	—	$12.39	—	—	32,087
	2008	—	—	$9.95	—	—	6,395
	2007	—	—	$15.16	—	—	6,843
	2006	—	—	$14.01	—	—	7,036
	2005	—	—	$12.64	—	—	4,815
	2004	—	—	$12.01	—	—	5,013
MFS New Discovery — Service Shares	2013	$13.98	$13.83	$36.43	1,818,167	136,227	375,070
	2012	$10.03	$9.97	$26.23	965,374	137,367	314,297
	2011	$8.41	$8.39	$22.06	67,228	20,075	156,616
	2010	—	—	$25.06	—	—	79,651
	2009	—	—	$18.74	—	—	12,997
	2008	—	—	$11.69	—	—	—
	2007	—	—	$19.66	—	—	—
	2006	—	—	$19.55	—	—	—
	2005	—	—	$17.60	—	—	—
	2004	—	—	$17.04	—	—	—

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Research — Service Shares	2013	$14.29	$14.14	$20.62	71,658	15,640	29,531
	2012	$10.97	$10.90	$15.88	36,182	18,178	28,021
	2011	$9.51	$9.49	$13.82	270	9,214	18,224
	2010	—	—	$14.14	—	—	9,695
	2009	—	—	$12.44	—	—	6,440
	2008	—	—	$9.71	—	—	3,876
	2007	—	—	$15.49	—	—	4,112
	2006	—	—	$13.95	—	—	3,913
	2005	—	—	$12.87	—	—	2,715
	2004	—	—	$12.16	—	—	2,965
MFS Research Bond — Service Shares	2013	$10.50	$10.38	$11.31	1,921,913	277,808	812,584
	2012	$10.78	$10.71	$11.65	1,028,311	270,610	680,503
	2011	$10.20	$10.18	$11.06	69,727	56,311	372,367
	2010	—	—	$10.56	—	—	116,675
	2009	—	—	$10.02	—	—	123
MFS Total Return — Service Shares	2013	$12.57	$12.43	$22.54	608,828	104,531	300,835
	2012	$10.72	$10.65	$19.30	308,039	77,597	267,201
	2011	$9.79	$9.78	$17.69	26,485	7,494	207,356
	2010	—	—	$17.71	—	—	157,764
	2009	—	—	$16.42	—	—	100,322
	2008	—	—	$14.18	—	—	26,861
	2007	—	—	$18.56	—	—	24,028
	2006	—	—	$18.16	—	—	28,827
	2005	—	—	$16.54	—	—	28,666
	2004	—	—	$16.39	—	—	29,124
MFS Utilities — Service Shares	2013	$12.78	$12.64	$31.92	1,205,350	168,094	224,938
	2012	$10.77	$10.70	$26.99	581,154	113,100	204,861
	2011	$9.64	$9.62	$24.24	58,353	20,054	112,148
	2010	—	—	$23.14	—	—	60,352
	2009	—	—	$20.73	—	—	25,285
	2008	—	—	$15.86	—	—	4,014
	2007	—	—	$25.94	—	—	1,612
	2006	—	—	$20.68	—	—	744
	2005	—	—	$16.05	—	—	925
	2004	—	—	$14.00	—	—	32

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
MFS Value — Service Shares	2013	$14.70	$14.54	$16.97	3,277,046	201,965	1,102,877
	2012	$10.99	$10.92	$12.72	1,547,211	146,511	766,517
	2011	$9.61	$9.59	$11.16	35,455	26,559	177,525
	2010	—	—	$11.40	—	—	65,216
	2009	—	—	$10.43	—	—	2,040
MFS VIT II Emerging Markets Equity SC	2013	$9.38	$9.31	$9.33	262,437	6,126	94,430
	2012	$10.05	$10.02	$10.02	110,376	2,054	51,415
MFS VIT II International Value SC	2013	$13.26	$13.16	$13.18	215,158	13,920	144,105
	2012	$10.53	$10.49	$10.50	68,091	1,631	42,916
OppenheimerFunds Capital	2013	$13.45	$13.30	$21.64	125,839	16,896	42,404
Appreciation — Service Shares	2012	$10.53	$10.46	$17.00	65,550	7,307	40,780
	2011	$9.37	$9.36	$15.19	4,287	—	18,914
	2010	—	—	$15.66	—	—	15,382
	2009	—	—	$14.59	—	—	7,474
	2008	—	—	$10.29	—	—	1,789
	2007	—	—	$19.25	—	—	4,530
	2006	—	—	$17.19	—	—	4,812
	2005	—	—	$16.23	—	—	5,799
	2004	—	—	$15.74	—	—	5,778
OppenheimerFunds Global Fund —	2013	$13.09	$12.95	$32.84	2,465,182	250,703	584,698
Service Shares	2012	$10.44	$10.38	$26.29	1,376,316	249,036	459,209
	2011	$8.75	$8.73	$22.10	89,586	41,254	234,739
	2010	—	—	$24.57	—	—	100,156
	2009	—	—	$21.59	—	—	36,867
	2008	—	—	$15.75	—	—	3,580
	2007	—	—	$26.84	—	—	2,323
	2006	—	—	$25.73	—	—	4,518
	2005	—	—	$22.29	—	—	3,342
	2004	—	—	$19.87	—	—	3,344

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
OppenheimerFunds Global Strategic	2013	$10.43	$10.31	$19.78	3,935,251	466,119	1,300,898
Income — Service Shares	2012	$10.60	$10.53	$20.18	1,912,789	394,031	1,049,436
	2011	$9.49	$9.48	$18.14	179,980	48,629	613,300
	2010	—	—	$18.32	—	—	375,462
	2009	—	—	$16.23	—	—	263,193
	2008	—	—	$13.94	—	—	12,595
	2007	—	—	$16.57	—	—	11,765
	2006	—	—	$15.38	—	—	17,505
	2005	—	—	$14.58	—	—	19,602
	2004	—	—	$14.47	—	—	19,284
OppenheimerFunds Main Street — Service Shares	2013	$14.56	$14.40	$18.87	292,827	23,643	112,142
	2012	$11.22	$11.15	$14.59	131,293	20,563	94,739
	2011	$9.75	$9.73	$12.73	7,978	—	38,722
	2010	—	—	$12.98	—	—	24,987
	2009	—	—	$11.39	—	—	12,534
	2008	—	—	$9.05	—	—	—
	2007	—	—	$14.99	—	—	—
	2006	—	—	$14.61	—	—	357
	2005	—	—	$12.95	—	—	359
	2004	—	—	$12.45	—	—	360
OppenheimerFunds Money Fund/VA	2013	$9.69	$9.58	$1.28	1,672,651	301,054	15,434,413
	2012	$9.82	$9.75	$1.30	894,788	231,897	9,982,546
	2011	$9.94	$9.93	$1.32	35,736	42,202	10,687,916
	2010	—	—	$1.34	—	—	7,088,078
	2009	—	—	$1.36	—	—	2,568,027
	2008	—	—	$1.38	—	—	949,725
	2007	—	—	$1.37	—	—	315,742
	2006	—	—	$1.33	—	—	368,839
	2005	—	—	$1.29	—	—	305,857
	2004	—	—	$1.27	—	—	367,711
PIMCO All Asset Advisor	2013	$10.59	$10.51	$10.53	333,174	29,637	176,712
	2012	$10.72	$10.68	$10.69	186,416	3,161	170,710
PIMCO Global Diversified Allocation	2013	$10.60	$10.57	$10.57	48,560	1,842	7,586

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	B Series	C Series	L Series	B Series	C Series	L Series
PIMCO Long-Term US Government	2013	$10.71	$10.59	$11.37	257,870	36,736	98,426
Advisor Class	2012	$12.48	$12.40	$13.29	191,833	28,326	159,358
	2011	$12.12	$12.10	$12.96	18,289	13,502	111,710
	2010	—	—	$10.31	—	—	56,282
	2009	—	—	$9.41	—	—	5,957
PIMCO Low Duration Advisor Class	2013	$10.13	$10.02	$10.56	1,818,657	243,649	1,153,454
	2012	$10.29	$10.22	$10.76	890,053	268,579	869,268
	2011	$9.86	$9.84	$10.35	48,895	47,396	496,297
	2010	—	—	$10.42	—	—	218,899
	2009	—	—	$10.07	—	—	1,160
PIMCO Real Return Advisor Class	2013	$9.95	$9.84	$11.23	7,012,022	607,669	2,997,420
	2012	$11.12	$11.05	$12.59	3,310,897	581,212	2,280,255
	2011	$10.37	$10.35	$11.79	293,070	89,263	1,038,403
	2010	—	—	$10.74	—	—	415,966
	2009	—	—	$10.11	—	—	10,986
PIMCO Short-Term Advisor Class	2013	$9.97	$9.86	$9.89	2,113,973	201,479	1,010,604
	2012	$10.05	$9.99	$10.01	808,515	164,425	601,380
	2011	$9.92	$9.90	$9.91	49,702	39,292	371,752
	2010	—	—	$10.03	—	—	194,473
	2009	—	—	$10.00	—	—	679
PIMCO Total Return Advisor Class	2013	$10.39	$10.28	$11.21	10,717,469	1,264,421	5,378,209
	2012	$10.75	$10.68	$11.63	5,338,954	1,168,059	4,332,444
	2011	$9.95	$9.93	$10.80	354,934	234,740	2,244,080
	2010	—	—	$10.61	—	—	1,067,578
	2009	—	—	$9.99	—	—	54,505
Royce Capital Micro-Cap — Service Class	2013	$10.78	$10.66	$14.65	522,919	58,239	114,126
	2012	$9.05	$8.99	$12.35	300,142	50,397	94,522
	2011	$8.54	$8.52	$11.69	28,105	18,071	60,462
	2010	—	—	$13.54	—	—	18,928
	2009	—	—	$10.60	—	—	—
Royce Capital Small-Cap — Service Class	2013	$13.82	$13.66	$16.84	3,503,937	258,805	1,241,889
	2012	$10.41	$10.34	$12.73	1,988,973	246,459	1,066,806
	2011	$9.40	$9.38	$11.54	137,686	38,866	475,047
	2010	—	—	$12.16	—	—	198,619
	2009	—	—	$10.28	—	—	9,840

APPENDIX E

EXAMPLE OF SECUREPAY 6 RIDER

The purpose of the following example is to demonstrate the operation of the SecurePay 6 rider for Contract Owners who purchased the rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Issue Date

•  Purchased SecurePay 6 rider at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 12 years after the Rider Issue Date

•  Because Joe was 67 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	End of Year Attained Age	Roll Up Percentage		Maximum Allowed Withdrawal Percentage	Purchase Payments		Net Withdrawals		Annual Withdrawal Amount		Annual Withdrawal Amount Balance		Excess Withdrawal		Hypothetical Contract Value	SecurePay Anniversary Value		SecurePay Roll-Up Value		End of Year Benefit Base
At issue	55				100,000		N/A				—				100,000	—		100,000	(A)	100,000	(A)
1	56	6%		N/A	50,000	(B)	—				—				153,975	153,975		156,000	(C)	156,000	(D)
2	57	6%		N/A	—		—				—				161,676	161,676		165,360	(E)	165,360	(F)
3	58	6%		N/A	25,000	(G)	—				—				209,964	184,964	(H)	175,282	(I)	184,964	(J)
4	59	6%		N/A	—		—				—				208,164	183,164		196,062		196,062	(K)
5	60	6%		N/A	—		—				—				246,037	221,037		207,826		221,037	(L)
6	61	6%		N/A	15,000		—				—				249,536	209,536		234,299		234,299	(M)
7	62	6%		N/A	—		—				—				289,157	249,157		248,357		249,157	(N)
8	63	6%		N/A	—		10,000	(O)			—				288,172	248,172		255,249	(P)	255,249	(Q)
9	64	6%		N/A	—		—				—				312,085	272,085		270,564		272,085
10	65	6%		N/A	—		—				—				324,517	284,517		288,410		288,410	(R)
11	66	0	%(S)	N/A	—		—				—				313,603	273,603		288,410		288,410
12	67	0%		5%	—		14,421		14,421	(T)	—				329,576	289,576		288,410		289,576
13	68	0%		5%	—		14,479		14,479	(T)	—				333,375	293,375		288,410		293,375
14	69	0%		5%	—		5,000		14,669	(U)	9,669	(U)			359,462	319,462		288,410		319,462	(U)
15	70	0%		5%	—		15,973		15,973	(V)	—				355,423	315,423		288,410		319,462
16	71	0%		5%	—		15,973		15,973	(V)	—				348,558	308,558		288,410		319,462
17	72	0%		5%	—		15,973		15,973	(V)	—				334,053	294,053		288,410		319,462
18	73	0%		5%	—		50,000		15,973	(W)	—		34,027	(X)	248,981	208,981		257,557		285,287	(X)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $156,000, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($156,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $156,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $156,000, $161,676, and $163,360, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  In year 3, the SecurePay Anniversary Value is attained at the end of the year and equals $184,964 = $209,964  –  $25,000 (Contract Value as of quarterly anniversary less all Purchase Payments made 2 or more years following the Rider Issue Date)

(I)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($163,360) plus 6% of the Benefit Base on the previous contract anniversary (6% of $163,360).

(J)  The SecurePay Roll-Up Value ($175,282) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(K)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(L)  The SecurePay Roll-Up Value ($207,826) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(M)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(N)  The SecurePay Roll-Up Value ($248,357) is compared to the SecurePay Anniversary Value ($249,157).

(O)  Because this withdrawal was made prior to the Benefit Election Date, it is not a SecurePay Withdrawal. The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [withdrawal amount] / $298,172 [contract value prior to withdrawal]).

  The new Benefit Base is $240,801 ($249,157 x (1 – 3.4%)).

(P)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (6% * $249,157 * (1  –  3.4%)) to $14,448.

  The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($240,801 + $14,438 = $255,249).

(Q)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($255,249).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $284,517 ($324,517 – $40,000).

(S)  The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

(T)  For the next two years, Joe takes the full Annual Withdrawal Amount ($14,421 = 5% * $288,410 in the first year, and $14,479 = 5% * $289,576 in the second year).

(U)  In year 14, Joe only takes $5,000 of the available $14,669. Please note that the $9,669 is not carried over to the next year. At the end of year 14, the Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For years 15-17, Joe takes the full Annual Withdrawal Amount of $15,973 (5% * $319,462)

(W)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal ($34,027) is considered an Excess Withdrawal

(X)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

  After the Excess Withdrawal, the new Benefit Base equals $285,287 = $319,462 * [1 – {$50,000 – $15,973}/{$334,053 – $15,973}].

EXAMPLE OF SECUREPAY R72 RIDER

The purpose of the following example is to demonstrate the operation of the SecurePay R72 rider ("SecurePay R72") for Contract Owners who purchased the rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Issue Date

•  Purchased SecurePay R72 at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 13 years after the Rider Issue Date

•  Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		Excess Withdrawal
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—		—
1	15,000	(B)	—		119,336		122,200	(C)	122,200	(D)	—	—		—
2	—		—		133,212		130,998	(E)	133,212	(F)	—	—		—
3	10,000	(G)	—		145,941		142,803	(H)	142,803	(I)	—	—		—
4	—		—		154,057		153,084		153,084	(J)	—	—		—
5	—		—		116,753		164,106		164,106	(K)	—	—		—
6	—		—		99,317		175,922		175,922	(L)	—	—		—
7	—		—		117,908		188,588		188,588	(M)	—	—		—
8	—		—		93,575		188,588	(N)	188,588	(O)	—	—		—
9	12,000		—		112,836		202,166	(P)	202,166	(Q)	—	—		—
10	—		10,000		105,382	(R)	197,939	(S)	197,939	(T)	—	—		—
11	—		—		120,015		212,191		212,191	(U)	—	—		—
12	—		—		143,194		N/A	(V)	212,191	(W)	—	—		—
13	—		10,610	(X)	150,931		N/A		212,191		10,610	—		—
14	—		10,610	(X)	158,078		N/A		212,191		10,610	—		—
15	—		10,610	(X)	155,209		N/A		212,191		10,610	—		—
16	—		2,000	(Y)	163,611		N/A		212,191		10,610	8,610	(Y)	—
17	—		10,610	(Z)	154,962		N/A		212,191		10,610	—		—
18	—		10,610	(Z)	152,795		N/A		212,191		10,610	—		—
19	—		25,000	(AA)	129,813		N/A		190,716	(AA)	10,610	—		14,390	(AA)
20	—		9,536	(BB)	121,420		N/A		190,716		9,536	—		—

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $15,000 Purchase Payment is made six months following the Contract Issue Date and is added to the current Benefit Base of $100,000 at that time. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Issue Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

(G)  The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Issue Date.

(H)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

(I)  The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($145,941 – $10,000).

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

(K)  The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($116,753 – $10,000).

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

(M)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($117,908 – $10,000).

(N)  Since the Contract Value is <50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

(O)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($93,575 – $10,000).

(P)  Since the Contract Value is >=50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

(Q)  The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($112,836 – $22,000).

(R)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

(S)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072  *  $202,166  *  (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

(T)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

(U)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

(V)  Since 10 contract anniversaries have elapsed where the Roll-up Amount was >$0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

(W)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

(X)  For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(Y)  In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year.

(Z)  For the next two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(AA)  In year 19, Joe takes a $25,000 withdrawal. Since the Annual Withdrawal Amount for that year is only $10,610, the remaining $14,390 of that withdrawal is an Excess Withdrawal, which reduces the Benefit Base. At the time of the Excess Withdrawal, the Contract Value less the non-excess part of the withdrawal ($152,795 – $10,610 = $142,185) is less than the Benefit Base ($212,191), so the Benefit Base will be reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal. After the Excess Withdrawal, the new Benefit Base equals $190,716 = $212,191 x [1 – $14,390/{$152,795 – $10,610}].

(BB)  In year 20, Joe resumes taking the Annual Withdrawal Amount, which at this point becomes $9,536 (0.05 x $190,716).

EXAMPLE OF BASIC SECUREPAY RIDER

The purpose of the following example is to demonstrate the operation of the basic SecurePay rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 60 years old on the Issue Date

•  Purchased the basic SecurePay Rider at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Issue Date

•  He received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		Excess Withdrawal Amount
At issue	100,000		N/A		100,000	100,000	(A)	0	0		0
1	50,000	(B)	0		153,975	153,975	(C)	0	0		0
2	0		0		161,676	161,676	(D)	0	0		0
3	25,000	(E)	0		210,964	185,964	(F)	0	0		0
4	0		0		208,164	185,964	(G)	0	0		0
5	0		0		246,037	221,037	(H)	0	0		0
6	15,000	(I)	0		249,536	221,037	(J)	0	0		0
7	0		0		290,987	250,987	(K)	0	0		0
8	0		10,000	(L)	288,172	248,172	(M)	0	0		0
9	0		0		312,085	272,085	(N)	0	0		0
10	0		0		337,317	297,317	(O)	0	0		0
11	0		14,866	(P)	313,603	297,317		14,866	0		0
12	0		14,866	(P)	329,576	297,317		14,866	0		0
13	0		14,866	(P)	333,375	297,317		14,866	0		0
14	0		5,000	(Q)	359,462	319,462	(Q)	14,866	9,866	(Q)	0
15	0		15,973	(R)	355,423	319,462		15,973	0		0
16	0		15,973	(R)	348,558	319,462		15,973	0		0
17	0		15,973	(R)	334,053	319,462		15,973	0		0
18	0		50,000	(S)	248,981	285,287	(T)	15,973	0		34,027	(S)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Issue Date) will not be included in the calculation of the Benefit Base.

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Issue Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Issue Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For years 15 through 17, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

(S)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal is considered an Excess Withdrawal.

(T)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal. After the Excess Withdrawal, the new Benefit Base equals $285,287  =  $319,462  * [1  –  ($50,000  –  $15,973)/($334,053  –  $15,973)].

APPENDIX F

EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER
(Riders Purchased on or after May 1, 2013)

The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example also employs the payment factors in effect as of May 1, 2013. If you purchased your Protective Income Manager rider before May 1, 2013, please see Appendix G for the appropriate payment factors. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 75 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Single Life Coverage

•  Began making Protective Income Manager Withdrawals immediately

Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)		Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount		Total Withdrawal Taken	Excess Withdrawal		Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000	(B)	0.06100	6,100	6,100		6,100	—		95,684	6,100
2	76	—	95,684		0.06357	6,082	6,100	(C)	6,100	—		92,517	6,100
3	77	—	92,517		0.06642	6,145	6,145		6,145	—		98,541	6,100
4	78	—	98,541		0.06961	6,860	6,759	(D)	6,759	—		91,009	6,100
5	79	25,000	116,009		0.07321	8,493	7,435		7,435	—		103,677	6,100
6	80	—	103,677		0.07729	8,014	8,014		40,000	31,986	(E)	56,987	6,100
7	81	—	56,987		0.07607	4,335	4,335	(F)	4,335	—		50,637	4,335	(G)
8	82	—	50,637		0.08153	4,128	4,335		4,335	—		51,573	4,335
9	83	—	51,573		0.08790	4,533	4,533	(H)	4,533	—		46,185	4,335
10	84	—	46,185		0.09543	4,407	4,407		4,407	—		38,156	4,335

(A)  Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

(B)  The initial Contract Value is equal to the initial Purchase Payment of $100,000.

(C)  We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06357) by the Contract Value ($95,684), which equals $6,082. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,100 = $5,490) or the initial Optimal Withdrawal Amount ($6,100). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,100.

(D)  Although the Payment Factor (0.06961) times the Contract Value ($98,541) equals $6,860, the Optimal Withdrawal Amount is $6,759 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,145 x 1.10 = $6,759).

(E)  An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

(F)  On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08197) is replaced by a new Payment Factor (0.07607) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,335, which is the Contract Value ($56,987) times the Payment Factor (0.07607). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

(G)  This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

(H)  The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.08790 (Payment Factor) = $4,533.

F-1

APPENDIX G

PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
(Riders Purchased on or after May 1, 2013)

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Attained Age of Covered Person On Date	Age of Covered Person on Rider Issue Date or Last Reset Date
of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700

Attained Age of Covered Person On Date
of Calculation	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50491	0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
92	0.33990	0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
91	0.25742	0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
90	0.20794	0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
89	0.17496	0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
88	0.15141	0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
87	0.13376	0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
86	0.12004	0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
85	0.10907	0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
84	0.10010	0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
83	0.09263	0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
82	0.08631	0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
81	0.08091	0.07985	0.07880	0.07776	0.07673	0.07607
80	0.07622	0.07516	0.07410	0.07305	0.07200
79	0.07213	0.07105	0.06998	0.06892
78	0.06852	0.06743	0.06635
77	0.06531	0.06422
76	0.06245
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

Joint Life Coverage

Attained Age of Younger	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

Attained Age of Younger
Covered Person	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50368	0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
92	0.33826	0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
91	0.25555	0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
90	0.20594	0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
89	0.17287	0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
88	0.14925	0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
87	0.13154	0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
86	0.11777	0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
85	0.10676	0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
84	0.09775	0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
83	0.09025	0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
82	0.08391	0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
81	0.07847	0.07743	0.07639	0.07537	0.07434	0.07370
80	0.07376	0.07271	0.07167	0.07063	0.06960
79	0.06964	0.06858	0.06753	0.06649
78	0.06601	0.06494	0.06388
77	0.06278	0.06171
76	0.05990
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
(Riders Purchased Before May 1, 2013)

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06661. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,661 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Attained Age of Covered Person On Date	Age of Covered Person on Rider Issue Date or Last Reset Date
of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800
92	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405
91	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212
90	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299
89	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027
88	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692
87	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943
86	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585
85	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499
84	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613
83	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876
82	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253
81	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721
80	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260
79	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859
78	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505
77	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192
76	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912
75	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
74	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
73	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
72	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
71	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
70	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
69	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
68	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
67	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
66	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
65	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
64	0.05467	0.05436	0.05404	0.05373	0.05342
63	0.05380	0.05348	0.05316	0.05285
62	0.05298	0.05267	0.05235
61	0.05223	0.05190
60	0.05152

Attained Age of Covered Person On Date
of Calculation	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
92	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
91	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
90	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
89	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
88	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
87	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
86	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
85	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
83	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
82	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
81	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
80	0.08235	0.08209	0.08184	0.08158	0.08133
79	0.07833	0.07807	0.07781	0.07755
78	0.07479	0.07453	0.07426
77	0.07165	0.07139
76	0.06885
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

Joint Life Coverage

Attained Age of Younger	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678
92	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242
91	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026
90	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100
89	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817
88	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474
87	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719
86	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354
85	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373
83	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632
82	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006
81	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470
80	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006
79	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601
78	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244
77	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928
76	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645
75	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
74	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
73	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
72	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
71	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
70	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
69	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
68	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
67	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
66	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
65	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
64	0.05157	0.05126	0.05096	0.05065	0.05035
63	0.05067	0.05036	0.05005	0.04974
62	0.04983	0.04952	0.04921
61	0.04904	0.04873
60	0.04831

Attained Age of Younger
Covered Person	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
92	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
91	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
90	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
89	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
88	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
87	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
86	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
85	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
84	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
83	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
82	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
81	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
80	0.07980	0.07955	0.07930	0.07905	0.07880
79	0.07575	0.07550	0.07524	0.07499
78	0.07218	0.07192	0.07166
77	0.06901	0.06875
76	0.06619
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

APPENDIX H

EXAMPLE OF ALLOCATION ADJUSTMENT PROGRAM

The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. All Owners who purchase the Protective Income Manager rider or either of the SecurePay riders must participate in the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.

Under the Allocation Adjustment, if, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 of the Allocation by Investment Category guidelines drops below its 12-month Simple Moving Average ("SMA"), the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account.

Contract Month	Accumulation Unit Value	SMA12(A)		Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund/VA Sub-Account(D)
12	6.17	6.16			10,000
13	6.24	6.17		No(E)	10,089
14	5.76	6.14		Yes	—	9,282	(F)
15	5.41	6.09		Yes		9,286
16	5.35	6.03		Yes		9,290
17	4.53	5.87		Yes		9,294
18	3.73	5.62		Yes		9,298
19	2.94	5.33		Yes		9,302
20	3.33	5.08		Yes		9,305
21	3.15	4.85		Yes		9,309
22	2.98	4.62		Yes		9,313
23	3.29	4.41		Yes		9,317
24	3.81	4.21		Yes		9,321
25	4.19	4.04	(G)	No(H)	9,325

(A)  SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

(B)  Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

(C)  $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D)  If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund/VA Sub-Account, until the Sub-Account is no longer restricted.

(E)  At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)  At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)  Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H)  At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund/VA Sub-Account is re-allocated back to Sub-Account 1.

H-1

APPENDIX I

EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN
COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER
(Riders Purchased on or after May 1, 2013)

The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions and employ the payment factors in effect as of May 1, 2013. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix F for a detailed example of the operation of the Protective Income Manager Rider.

EXAMPLE 1—NEGATIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): -7% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,412.22	$4,391.35	$(7,679.07)	$85,517.36	-7.00%
2	82	$0.00	$85,517.36	$2,231.96	$4,391.35	$(6,536.31)	$72,357.74	-7.00%
3	83	$0.00	$72,357.74	$2,068.16	$4,391.35	$(5,499.32)	$60,398.91	-7.00%
4	84	$0.00	$60,398.91	$1,919.31	$4,391.35	$(4,556.97)	$49,531.27	-7.00%
5	85	$0.00	$49,531.27	$1,784.05	$4,391.35	$(3,699.53)	$39,656.34	-7.00%
6	86	$0.00	$39,656.34	$1,661.14	$4,391.35	$(2,921.23)	$30,682.62	-7.00%
7	87	$0.00	$30,682.62	$1,549.45	$4,391.35	$(2,213.23)	$22,528.59	-7.00%
8	88	$0.00	$22,528.59	$1,447.96	$4,391.35	$(1,570.74)	$15,118.54	-7.00%
9	89	$0.00	$15,118.54	$1,355.73	$4,391.35	$(986.46)	$8,384.99	-7.00%
10	90	$0.00	$8,384.99	$1,271.92	$4,391.35	$(455.58)	$2,266.15	-7.00%
11	91	$0.00	$2,266.15	$507.07	$4,391.35	$(44.82)	$0.00	-7.00%
12	92	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
13	93	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
14	94	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
15	95	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.

EXAMPLE 2—FLAT VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 0% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,453.28	$4,391.35	$(964.06)	$92,191.31	0.00%
2	82	$0.00	$92,191.31	$2,352.83	$4,391.35	$(886.79)	$84,560.34	0.00%
3	83	$0.00	$84,560.34	$2,254.67	$4,391.35	$(811.28)	$77,103.04	0.00%
4	84	$0.00	$77,103.04	$2,158.74	$4,391.35	$(737.49)	$69,815.46	0.00%
5	85	$0.00	$69,815.46	$2,064.99	$4,391.35	$(665.38)	$62,693.74	0.00%
6	86	$0.00	$62,693.74	$1,973.38	$4,391.35	$(594.91)	$55,734.11	0.00%
7	87	$0.00	$55,734.11	$1,883.85	$4,391.35	$(526.04)	$48,932.87	0.00%
8	88	$0.00	$48,932.87	$1,796.36	$4,391.35	$(458.74)	$42,286.42	0.00%
9	89	$0.00	$42,286.42	$1,710.86	$4,391.35	$(392.97)	$35,791.23	0.00%
10	90	$0.00	$35,791.23	$1,627.31	$4,391.35	$(328.70)	$29,443.87	0.00%
11	91	$0.00	$29,443.87	$1,545.66	$4,391.35	$(265.89)	$23,240.98	0.00%
12	92	$0.00	$23,240.98	$1,465.86	$4,391.35	$(204.51)	$17,179.25	0.00%
13	93	$0.00	$17,179.25	$1,387.89	$4,391.35	$(144.53)	$11,255.48	0.00%
14	94	$0.00	$11,255.48	$1,311.69	$4,391.35	$(85.91)	$5,466.54	0.00%
15	95	$0.00	$5,466.54	$1,237.22	$4,391.35	$(28.63)	$0.00	0.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.

EXAMPLE 3—POSITIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 7% in all years

Contract Year	End of Year Attained Age	Oldest Premium	Beginning of Contract Value	Year Contract Charges	Protective Manager Withdrawal(A)	Income Fund Performance(B)	End of Impact of Contract Value(C)	Year Account Performance	Separate Lifetime Payment	Protected Annuity Payment
1	81	$100,000.00	$100,000.00	$2,493.32	$4,391.35	$5,755.27	$98,870.59	7.00%
2	82	$0.00	$98,870.59	$2,478.17	$4,417.81	$5,687.84	$97,662.45	7.00%
3	83	$0.00	$97,662.45	$2,461.98	$4,443.84	$5,615.56	$96,372.18	7.00%
4	84	$0.00	$96,372.18	$2,444.71	$4,469.37	$5,538.71	$94,996.81	7.00%
5	85	$0.00	$94,996.81	$2,426.30	$4,494.34	$5,456.67	$93,532.84	7.00%
6	86	$0.00	$93,532.84	$2,406.73	$4,518.65	$5,369.45	$91,976.91	7.00%
7	87	$0.00	$91,976.91	$2,385.95	$4,542.21	$5,277.45	$90,326.21	7.00%
8	88	$0.00	$90,326.21	$2,363.90	$4,564.95	$5,179.17	$88,576.53	7.00%
9	89	$0.00	$88,576.53	$2,340.55	$4,586.72	$5,075.38	$86,724.64	7.00%
10	90	$0.00	$86,724.64	$2,315.85	$4,607.41	$4,965.50	$84,766.88	7.00%
11	91	$0.00	$84,766.88	$2,289.75	$4,626.88	$4,849.02	$82,699.27	7.00%
12	92	$0.00	$82,699.27	$2,262.20	$4,644.93	$4,726.54	$80,518.68	7.00%
13	93	$0.00	$80,518.68	$2,233.17	$4,661.41	$4,597.58	$78,221.69	7.00%
14	94	$0.00	$78,221.69	$2,202.60	$4,676.13	$4,461.37	$75,804.33	7.00%
15	95	$0.00	$75,804.33	$2,170.44	$4,688.81	$4,318.36	$73,263.44	7.00%	$4,391.35	$4,564.76	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $4,564.76 are greater than Protected Lifetime Payments of $4,391.35, Sally and Joe will receive annuity payments in an annual amount of $4,564.76 until they both die. The $4,564.76 represents Annuity Option B — Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity.

_____________________________________________________________________________________________________________________ Name
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________ City, State, Zip
_____________________________________________________________________________________________________________________ Daytime Telephone Number

1

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
PROTECTIVE VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2014.

STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2013 and 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2013, and 2012 and for each of the three years in the period ended December 31, 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2013 and 2012 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2013 and 2012 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2013 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

2

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Annuity Separate Account
and Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the Protective Variable Annuity Separate Account (the "Separate Account") at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 22, 2014

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$71,674	$46,326	$38,933
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	71,674	46,326	38,933
Liabilities
Payable to Protective Life Insurance Company	13	18	19
Net Assets	$71,661	$46,308	$38,914
Accumulation Period	$71,491	$46,264	$38,800
Annuity Period	170	44	114
Net Assets	$71,661	$46,308	$38,914
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at fair value	$36,162	$43,705	$10,786
Receivable from Protective Life Insurance Company	2	—	1
Total Assets	36,164	43,705	10,787
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$36,164	$43,705	$10,787
Accumulation Period	$36,057	$43,685	$10,764
Annuity Period	107	20	23
Net Assets	$36,164	$43,705	$10,787

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at fair value	$171,088	$181,863	$62,577
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	171,088	181,863	62,577
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$171,088	$181,863	$62,577
Accumulation Period	$171,088	$181,863	$62,575
Annuity Period	—	—	2
Net Assets	$171,088	$181,863	$62,577
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Assets
Investment in sub-accounts at fair value	$25,339	$891	$75,402
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	25,339	891	75,402
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$25,339	$891	$75,402
Accumulation Period	$25,339	$891	$75,402
Annuity Period	—	—	—
Net Assets	$25,339	$891	$75,402

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced
Assets
Investment in sub-accounts at fair value	$140,981	$3,266	$1,730
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	140,981	3,266	1,730
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$140,981	$3,266	$1,730
Accumulation Period	$140,979	$3,266	$1,730
Annuity Period	2	—	—
Net Assets	$140,981	$3,266	$1,730
	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
Assets
Investment in sub-accounts at fair value	$5,680	$7,810	$9,554
Receivable from Protective Life Insurance Company	—	1	—
Total Assets	5,680	7,811	9,554
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,680	$7,811	$9,554
Accumulation Period	$5,680	$7,806	$9,537
Annuity Period	—	5	17
Net Assets	$5,680	$7,811	$9,554

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Assets
Investment in sub-accounts at fair value	$33,548	$3,700	$5,123
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	33,548	3,700	5,123
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$33,548	$3,700	$5,123
Accumulation Period	$33,538	$3,700	$5,123
Annuity Period	10	—	—
Net Assets	$33,548	$3,700	$5,123
	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC
Assets
Investment in sub-accounts at fair value	$2,590	$107,814	$7,010
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,590	107,814	7,010
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,590	$107,814	$7,010
Accumulation Period	$2,590	$107,810	$7,010
Annuity Period	—	4	—
Net Assets	$2,590	$107,814	$7,010

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC
Assets
Investment in sub-accounts at fair value	$163,257	$104,046	$158,400
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	163,257	104,046	158,400
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$163,257	$104,046	$158,400
Accumulation Period	$163,257	$104,030	$158,400
Annuity Period	—	16	—
Net Assets	$163,257	$104,046	$158,400
	MFS Utilities SC	MFS Investors Growth Stock SC	MFS VIT Research Bond SC
Assets
Investment in sub-accounts at fair value	$75,165	$70,891	$642,579
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	75,165	70,891	642,579
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$75,165	$70,891	$642,579
Accumulation Period	$75,165	$70,891	$642,579
Annuity Period	—	—	—
Net Assets	$75,165	$70,891	$642,579

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC
Assets
Investment in sub-accounts at fair value	$471,818	$4,467	$87,721
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	471,818	4,467	87,721
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$471,818	$4,467	$87,721
Accumulation Period	$471,818	$4,467	$87,721
Annuity Period	—	—	—
Net Assets	$471,818	$4,467	$87,721
	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Assets
Investment in sub-accounts at fair value	$116,188	$3,343	$10,032
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	116,188	3,343	10,032
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$116,188	$3,343	$10,032
Accumulation Period	$116,182	$3,343	$10,032
Annuity Period	6	—	—
Net Assets	$116,188	$3,343	$10,032

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA
Assets
Investment in sub-accounts at fair value	$12,996	$18,180	$12,082
Receivable from Protective Life Insurance Company	—	1	—
Total Assets	12,996	18,181	12,082
Liabilities
Payable to Protective Life Insurance Company	1	—	—
Net Assets	$12,995	$18,181	$12,082
Accumulation Period	$12,979	$18,142	$12,068
Annuity Period	16	39	14
Net Assets	$12,995	$18,181	$12,082
	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
Assets
Investment in sub-accounts at fair value	$1,024	$39,883	$18,944
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,024	39,883	18,944
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,024	$39,883	$18,944
Accumulation Period	$1,024	$39,874	$18,944
Annuity Period	—	9	—
Net Assets	$1,024	$39,883	$18,944

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset
Assets
Investment in sub-accounts at fair value	$427,091	$399,019	$326
Receivable from Protective Life Insurance Company	2	1	—
Total Assets	427,093	399,020	326
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$427,093	$399,020	$326
Accumulation Period	$427,044	$398,972	$326
Annuity Period	49	48	—
Net Assets	$427,093	$399,020	$326
	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income
Assets
Investment in sub-accounts at fair value	$6,990	$43,223	$46,450
Receivable from Protective Life Insurance Company	—	2	2
Total Assets	6,990	43,225	46,452
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$6,990	$43,225	$46,452
Accumulation Period	$6,990	$43,124	$46,420
Annuity Period	—	101	32
Net Assets	$6,990	$43,225	$46,452

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Franchise II
Assets
Investment in sub-accounts at fair value	$42,639	$236,067	$4,326
Receivable from Protective Life Insurance Company	—	1	—
Total Assets	42,639	236,068	4,326
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$42,639	$236,068	$4,326
Accumulation Period	$42,625	$236,014	$4,322
Annuity Period	14	54	4
Net Assets	$42,639	$236,068	$4,326
	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II
Assets
Investment in sub-accounts at fair value	$221,494	$609,924	$56,182
Receivable from Protective Life Insurance Company	1	2	—
Total Assets	221,495	609,926	56,182
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$221,495	$609,926	$56,182
Accumulation Period	$221,459	$609,911	$56,182
Annuity Period	36	15	—
Net Assets	$221,495	$609,926	$56,182

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II
Assets
Investment in sub-accounts at fair value	$70,321	$105,537	$81,151
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	70,321	105,537	81,151
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$70,321	$105,537	$81,151
Accumulation Period	$70,321	$105,537	$81,145
Annuity Period	—	—	6
Net Assets	$70,321	$105,537	$81,151
	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
Assets
Investment in sub-accounts at fair value	$7,841	$11,681	$10,250
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,841	11,681	10,250
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$7,841	$11,681	$10,250
Accumulation Period	$7,841	$11,681	$10,250
Annuity Period	—	—	—
Net Assets	$7,841	$11,681	$10,250
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock
Assets
Investment in sub-accounts at fair value	$129,041	$546,337	$89,507
Receivable from Protective Life Insurance Company	—	1	2
Total Assets	129,041	546,338	89,509
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$129,041	$546,338	$89,509
Accumulation Period	$128,986	$546,304	$89,427
Annuity Period	55	34	82
Net Assets	$129,041	$546,338	$89,509
	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities
Assets
Investment in sub-accounts at fair value	$32,227	$55,195	$31,920
Receivable from Protective Life Insurance Company	1	2	—
Total Assets	32,228	55,197	31,920
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$32,228	$55,197	$31,920
Accumulation Period	$32,222	$55,159	$31,920
Annuity Period	6	38	—
Net Assets	$32,228	$55,197	$31,920

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2
Assets
Investment in sub-accounts at fair value	$25,161	$221,856	$70,003
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	25,161	221,856	70,003
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$25,161	$221,856	$70,003
Accumulation Period	$25,161	$221,856	$70,003
Annuity Period	—	—	—
Net Assets	$25,161	$221,856	$70,003
	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Assets
Investment in sub-accounts at fair value	$3,295	$248,636	$308,715
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,295	248,636	308,715
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$3,295	$248,636	$308,715
Accumulation Period	$3,295	$248,623	$308,715
Annuity Period	—	13	—
Net Assets	$3,295	$248,636	$308,715

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2
Assets
Investment in sub-accounts at fair value	$10,492	$151,144	$1,081
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	10,492	151,144	1,081
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$10,492	$151,144	$1,081
Accumulation Period	$10,492	$151,139	$1,081
Annuity Period	—	5	—
Net Assets	$10,492	$151,144	$1,081
	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Assets
Investment in sub-accounts at fair value	$1,847	$21,883	$244,488
Receivable from Protective Life Insurance Company	—	—	3
Total Assets	1,847	21,883	244,491
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,847	$21,883	$244,491
Accumulation Period	$1,847	$21,882	$244,435
Annuity Period	—	1	56
Net Assets	$1,847	$21,883	$244,491

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
Assets
Investment in sub-accounts at fair value	$369,882	$27,080	$55,983
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	369,882	27,080	55,983
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$369,882	$27,080	$55,983
Accumulation Period	$369,880	$27,079	$55,983
Annuity Period	2	1	—
Net Assets	$369,882	$27,080	$55,983
	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
Assets
Investment in sub-accounts at fair value	$560,229	$176,915	$140,153
Receivable from Protective Life Insurance Company	1	2	—
Total Assets	560,230	176,917	140,153
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$560,230	$176,917	$140,153
Accumulation Period	$560,197	$176,887	$140,151
Annuity Period	33	30	2
Net Assets	$560,230	$176,917	$140,153

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities
Assets
Investment in sub-accounts at fair value	$315,567	$4,214	$747,534
Receivable from Protective Life Insurance Company	1	—	3
Total Assets	315,568	4,214	747,537
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$315,568	$4,214	$747,537
Accumulation Period	$315,553	$4,214	$747,484
Annuity Period	15	—	53
Net Assets	$315,568	$4,214	$747,537
	American Asset Allocation Fund Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Assets
Investment in sub-accounts at fair value	$70,370	$56,901	$11,118
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	70,370	56,901	11,118
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$70,370	$56,901	$11,118
Accumulation Period	$70,370	$56,901	$11,118
Annuity Period	—	—	—
Net Assets	$70,370	$56,901	$11,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Legg Mason Dynamic Multi-Strategy VIT II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Assets
Investment in sub-accounts at fair value	$30,601	$11,064	$86,219
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	30,601	11,064	86,219
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$30,601	$11,064	$86,219
Accumulation Period	$30,601	$11,064	$86,219
Annuity Period	—	—	—
Net Assets	$30,601	$11,064	$86,219
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Assets
Investment in sub-accounts at fair value	$317,960	$82,907	$818,498
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	317,960	82,907	818,498
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$317,960	$82,907	$818,498
Accumulation Period	$317,960	$82,907	$818,498
Annuity Period	—	—	—
Net Assets	$317,960	$82,907	$818,498

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC
Assets
Investment in sub-accounts at fair value	$6,413	$615	$29,991
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,413	615	29,991
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$6,413	$615	$29,991
Accumulation Period	$6,413	$615	$29,991
Annuity Period	—	—	—
Net Assets	$6,413	$615	$29,991
	Royce Capital Fund Small-Cap SC	Guggenheim Floating Rate Strategies (Series F)	Rydex Inverse Government Long Bond
Assets
Investment in sub-accounts at fair value	$209,486	$84	$7
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	209,486	84	7
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$209,486	$84	$7
Accumulation Period	$209,486	$84	$7
Annuity Period	—	—	—
Net Assets	$209,486	$84	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

Rydex Commodities Strategy
Assets
Investment in sub-accounts at fair value	$7
Receivable from Protective Life Insurance Company	—
Total Assets	7
Liabilities
Payable to Protective Life Insurance Company	—
Net Assets	$7
Accumulation Period	$7
Annuity Period	—
Net Assets	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$810	$802	$401
Expense
Mortality and expense risk and administrative charges	815	485	489
Net investment income (loss)	(5)	317	(88)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2,636	(2,072)	2,281
Capital gain distribution	7,739	—	—
Net realized gain (loss) on investments	10,375	(2,072)	2,281
Net unrealized appreciation (depreciation) on investments during the period	8,892	11,172	9,077
Net realized and unrealized gain (loss) on investments	19,267	9,100	11,358
Net Increase (Decrease) in Net Assets resulting from Operations	$19,262	$9,417	$11,270
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$327	$161	$84
Expense
Mortality and expense risk and administrative charges	419	468	104
Net investment income (loss)	(92)	(307)	(20)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1,155	2,884	248
Capital gain distribution	4,124	1,512	813
Net realized gain (loss) on investments	5,279	4,396	1,061
Net unrealized appreciation (depreciation) on investments during the period	4,951	7,132	1,897
Net realized and unrealized gain (loss) on investments	10,230	11,528	2,958
Net Increase (Decrease) in Net Assets resulting from Operations	$10,138	$11,221	$2,938

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$249	$1,613	$934
Expense
Mortality and expense risk and administrative charges	1,815	1,854	530
Net investment income (loss)	(1,566)	(241)	404
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	4,042	7,607	1,693
Capital gain distribution	5,933	19,673	—
Net realized gain (loss) on investments	9,975	27,280	1,693
Net unrealized appreciation (depreciation) on investments during the period	31,340	20,494	10,097
Net realized and unrealized gain (loss) on investments	41,315	47,774	11,790
Net Increase (Decrease) in Net Assets resulting from Operations	$39,749	$47,533	$12,194
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Investment Income
Dividends	$170	$7	$—
Expense
Mortality and expense risk and administrative charges	199	10	809
Net investment income (loss)	(29)	(3)	(809)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2,224	54	1,932
Capital gain distribution	2,911	—	4,714
Net realized gain (loss) on investments	5,135	54	6,646
Net unrealized appreciation (depreciation) on investments during the period	2,011	208	13,126
Net realized and unrealized gain (loss) on investments	7,146	262	19,772
Net Increase (Decrease) in Net Assets resulting from Operations	$7,117	$259	$18,963

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced
Investment Income
Dividends	$796	$1	$17
Expense
Mortality and expense risk and administrative charges	1,437	12	24
Net investment income (loss)	(641)	(11)	(7)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2,455	(1)	2
Capital gain distribution	10,632	77	146
Net realized gain (loss) on investments	13,087	76	148
Net unrealized appreciation (depreciation) on investments during the period	18,741	47	122
Net realized and unrealized gain (loss) on investments	31,828	123	270
Net Increase (Decrease) in Net Assets resulting from Operations	$31,187	$112	$263
	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
Investment Income
Dividends	$12	$24	$98
Expense
Mortality and expense risk and administrative charges	70	103	124
Net investment income (loss)	(58)	(79)	(26)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	268	394	479
Capital gain distribution	37	18	—
Net realized gain (loss) on investments	305	412	479
Net unrealized appreciation (depreciation) on investments during the period	1,281	1,660	1,965
Net realized and unrealized gain (loss) on investments	1,586	2,072	2,444
Net Increase (Decrease) in Net Assets resulting from Operations	$1,528	$1,993	$2,418

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Investment Income
Dividends	$591	$—	$116
Expense
Mortality and expense risk and administrative charges	429	46	69
Net investment income (loss)	162	(46)	47
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1,029	53	194
Capital gain distribution	—	27	92
Net realized gain (loss) on investments	1,029	80	286
Net unrealized appreciation (depreciation) on investments during the period	4,272	1,067	561
Net realized and unrealized gain (loss) on investments	5,301	1,147	847
Net Increase (Decrease) in Net Assets resulting from Operations	$5,463	$1,101	$894
	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC
Investment Income
Dividends	$15	$105	$18
Expense
Mortality and expense risk and administrative charges	34	805	69
Net investment income (loss)	(19)	(700)	(51)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	16	571	196
Capital gain distribution	76	639	15
Net realized gain (loss) on investments	92	1,210	211
Net unrealized appreciation (depreciation) on investments during the period	560	23,739	1,415
Net realized and unrealized gain (loss) on investments	652	24,949	1,626
Net Increase (Decrease) in Net Assets resulting from Operations	$633	$24,249	$1,575

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC
Investment Income
Dividends	$1,325	$1,636	$—
Expense
Mortality and expense risk and administrative charges	1,471	1,035	1,524
Net investment income (loss)	(146)	601	(1,524)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1,892	1,173	2,946
Capital gain distribution	—	—	1,184
Net realized gain (loss) on investments	1,892	1,173	4,130
Net unrealized appreciation (depreciation) on investments during the period	31,709	13,941	41,294
Net realized and unrealized gain (loss) on investments	33,601	15,114	45,424
Net Increase (Decrease) in Net Assets resulting from Operations	$33,455	$15,715	$43,900
	MFS Utilities SC	MFS Investors Growth Stock SC	MFS VIT Research Bond SC
Investment Income
Dividends	$1,497	$280	$6,525
Expense
Mortality and expense risk and administrative charges	805	593	5,903
Net investment income (loss)	692	(313)	622
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	691	3,502	14
Capital gain distribution	1,332	2,101	2,632
Net realized gain (loss) on investments	2,023	5,603	2,646
Net unrealized appreciation (depreciation) on investments during the period	8,417	11,661	(15,738)
Net realized and unrealized gain (loss) on investments	10,440	17,264	(13,092)
Net Increase (Decrease) in Net Assets resulting from Operations	$11,132	$16,951	$(12,470)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC
Investment Income
Dividends	$4,083	$73	$911
Expense
Mortality and expense risk and administrative charges	4,287	59	557
Net investment income (loss)	(204)	14	354
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	7,390	(26)	17
Capital gain distribution	1,253	—	—
Net realized gain (loss) on investments	8,643	(26)	17
Net unrealized appreciation (depreciation) on investments during the period	104,539	(302)	12,756
Net realized and unrealized gain (loss) on investments	113,182	(328)	12,773
Net Increase (Decrease) in Net Assets resulting from Operations	$112,978	$(314)	$13,127
	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Investment Income
Dividends	$15	$—	$93
Expense
Mortality and expense risk and administrative charges	1,343	43	127
Net investment income (loss)	(1,328)	(43)	(34)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	55	338
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	55	338
Net unrealized appreciation (depreciation) on investments during the period	(1)	884	2,042
Net realized and unrealized gain (loss) on investments	(1)	939	2,380
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,329)	$896	$2,346

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA
Investment Income
Dividends	$135	$1,000	$158
Expense
Mortality and expense risk and administrative charges	164	271	149
Net investment income (loss)	(29)	729	9
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	405	190	440
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	405	190	440
Net unrealized appreciation (depreciation) on investments during the period	2,862	(1,216)	2,214
Net realized and unrealized gain (loss) on investments	3,267	(1,026)	2,654
Net Increase (Decrease) in Net Assets resulting from Operations	$3,238	$(297)	$2,663
	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
Investment Income
Dividends	$—	$278	$141
Expense
Mortality and expense risk and administrative charges	10	334	199
Net investment income (loss)	(10)	(56)	(58)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	48	1,954	407
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	48	1,954	407
Net unrealized appreciation (depreciation) on investments during the period	236	7,388	3,912
Net realized and unrealized gain (loss) on investments	284	9,342	4,319
Net Increase (Decrease) in Net Assets resulting from Operations	$274	$9,286	$4,261

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset
Investment Income
Dividends	$18,205	$4,242	$2
Expense
Mortality and expense risk and administrative charges	4,304	4,040	5
Net investment income (loss)	13,901	202	(3)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	313	8,395	9
Capital gain distribution	—	—	6
Net realized gain (loss) on investments	313	8,395	15
Net unrealized appreciation (depreciation) on investments during the period	(20,004)	74,213	14
Net realized and unrealized gain (loss) on investments	(19,691)	82,608	29
Net Increase (Decrease) in Net Assets resulting from Operations	$(5,790)	$82,810	$26
	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income
Investment Income
Dividends	$28	$675	$651
Expense
Mortality and expense risk and administrative charges	78	509	554
Net investment income (loss)	(50)	166	97
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(37)	1,906	2,508
Capital gain distribution	—	—	385
Net realized gain (loss) on investments	(37)	1,906	2,893
Net unrealized appreciation (depreciation) on investments during the period	2,203	10,151	9,634
Net realized and unrealized gain (loss) on investments	2,166	12,057	12,527
Net Increase (Decrease) in Net Assets resulting from Operations	$2,116	$12,223	$12,624

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Franchise II
Investment Income
Dividends	$82	$3,262	$9
Expense
Mortality and expense risk and administrative charges	421	2,307	39
Net investment income (loss)	(339)	955	(30)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1,329	4,269	242
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	1,329	4,269	242
Net unrealized appreciation (depreciation) on investments during the period	10,501	38,473	1,060
Net realized and unrealized gain (loss) on investments	11,830	42,742	1,302
Net Increase (Decrease) in Net Assets resulting from Operations	$11,491	$43,697	$1,272
	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II
Investment Income
Dividends	$2,928	$7,033	$249
Expense
Mortality and expense risk and administrative charges	2,114	5,944	367
Net investment income (loss)	814	1,089	(118)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	7,288	13,172	102
Capital gain distribution	—	4,860	—
Net realized gain (loss) on investments	7,288	18,032	102
Net unrealized appreciation (depreciation) on investments during the period	52,468	125,672	10,126
Net realized and unrealized gain (loss) on investments	59,756	143,704	10,228
Net Increase (Decrease) in Net Assets resulting from Operations	$60,570	$144,793	$10,110

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II
Investment Income
Dividends	$1,054	$3,541	$693
Expense
Mortality and expense risk and administrative charges	850	933	507
Net investment income (loss)	204	2,608	186
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(144)	23	31
Capital gain distribution	2,000	—	—
Net realized gain (loss) on investments	1,856	23	31
Net unrealized appreciation (depreciation) on investments during the period	(2,364)	(6,674)	9,563
Net realized and unrealized gain (loss) on investments	(508)	(6,651)	9,594
Net Increase (Decrease) in Net Assets resulting from Operations	$(304)	$(4,043)	$9,780
	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
Investment Income
Dividends	$329	$—	$407
Expense
Mortality and expense risk and administrative charges	96	70	143
Net investment income (loss)	233	(70)	264
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(131)	2	122
Capital gain distribution	—	93	—
Net realized gain (loss) on investments	(131)	95	122
Net unrealized appreciation (depreciation) on investments during the period	(330)	2,162	(249)
Net realized and unrealized gain (loss) on investments	(461)	2,257	(127)
Net Increase (Decrease) in Net Assets resulting from Operations	$(228)	$2,187	$137

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock
Investment Income
Dividends	$675	$26,691	$347
Expense
Mortality and expense risk and administrative charges	1,345	5,675	864
Net investment income (loss)	(670)	21,016	(517)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	5,355	1,066	3,201
Capital gain distribution	—	10,541	—
Net realized gain (loss) on investments	5,355	11,607	3,201
Net unrealized appreciation (depreciation) on investments during the period	32,128	(317)	19,587
Net realized and unrealized gain (loss) on investments	37,483	11,290	22,788
Net Increase (Decrease) in Net Assets resulting from Operations	$36,813	$32,306	$22,271
	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities
Investment Income
Dividends	$—	$831	$548
Expense
Mortality and expense risk and administrative charges	278	497	281
Net investment income (loss)	(278)	334	267
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	956	1,213	1,668
Capital gain distribution	4,978	4,762	2,484
Net realized gain (loss) on investments	5,934	5,975	4,152
Net unrealized appreciation (depreciation) on investments during the period	3,501	5,540	3,586
Net realized and unrealized gain (loss) on investments	9,435	11,515	7,738
Net Increase (Decrease) in Net Assets resulting from Operations	$9,157	$11,849	$8,005

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2
Investment Income
Dividends	$233	$479	$1,072
Expense
Mortality and expense risk and administrative charges	255	2,251	766
Net investment income (loss)	(22)	(1,772)	306
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	360	2,472	1,311
Capital gain distribution	2,473	25,759	575
Net realized gain (loss) on investments	2,833	28,231	1,886
Net unrealized appreciation (depreciation) on investments during the period	2,531	26,452	13,577
Net realized and unrealized gain (loss) on investments	5,364	54,683	15,463
Net Increase (Decrease) in Net Assets resulting from Operations	$5,342	$52,911	$15,769
	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Investment Income
Dividends	$1	$1,892	$759
Expense
Mortality and expense risk and administrative charges	30	2,477	2,859
Net investment income (loss)	(29)	(585)	(2,100)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	132	4,044	2,885
Capital gain distribution	2	66	35,869
Net realized gain (loss) on investments	134	4,110	38,754
Net unrealized appreciation (depreciation) on investments during the period	769	52,128	38,693
Net realized and unrealized gain (loss) on investments	903	56,238	77,447
Net Increase (Decrease) in Net Assets resulting from Operations	$874	$55,653	$75,347

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2
Investment Income
Dividends	$227	$3,345	$16
Expense
Mortality and expense risk and administrative charges	109	1,699	12
Net investment income (loss)	118	1,646	4
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	194	(64)	30
Capital gain distribution	670	1,913	15
Net realized gain (loss) on investments	864	1,849	45
Net unrealized appreciation (depreciation) on investments during the period	1,411	(8,262)	68
Net realized and unrealized gain (loss) on investments	2,275	(6,413)	113
Net Increase (Decrease) in Net Assets resulting from Operations	$2,393	$(4,767)	$117
	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Investment Income
Dividends	$27	$1	$14,361
Expense
Mortality and expense risk and administrative charges	22	209	2,489
Net investment income (loss)	5	(208)	11,872
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	51	350	975
Capital gain distribution	25	49	—
Net realized gain (loss) on investments	76	399	975
Net unrealized appreciation (depreciation) on investments during the period	166	5,536	13,568
Net realized and unrealized gain (loss) on investments	242	5,935	14,543
Net Increase (Decrease) in Net Assets resulting from Operations	$247	$5,727	$26,415

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
Investment Income
Dividends	$5,172	$—	$652
Expense
Mortality and expense risk and administrative charges	3,642	276	564
Net investment income (loss)	1,530	(276)	88
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	8,966	387	1,707
Capital gain distribution	—	1,496	842
Net realized gain (loss) on investments	8,966	1,883	2,549
Net unrealized appreciation (depreciation) on investments during the period	68,830	5,547	12,267
Net realized and unrealized gain (loss) on investments	77,796	7,430	14,816
Net Increase (Decrease) in Net Assets resulting from Operations	$79,326	$7,154	$14,904
	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
Investment Income
Dividends	$13,973	$4,519	$3,062
Expense
Mortality and expense risk and administrative charges	5,427	1,752	1,335
Net investment income (loss)	8,546	2,767	1,727
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(121)	3,523	3,163
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(121)	3,523	3,163
Net unrealized appreciation (depreciation) on investments during the period	(24,870)	37,088	20,856
Net realized and unrealized gain (loss) on investments	(24,991)	40,611	24,019
Net Increase (Decrease) in Net Assets resulting from Operations	$(16,445)	$43,378	$25,746

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities
Investment Income
Dividends	$13,452	$98	$14,244
Expense
Mortality and expense risk and administrative charges	3,415	56	7,313
Net investment income (loss)	10,037	42	6,931
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	4	(55)	11,371
Capital gain distribution	3,473	—	—
Net realized gain (loss) on investments	3,477	(55)	11,371
Net unrealized appreciation (depreciation) on investments during the period	(12,795)	(161)	137,304
Net realized and unrealized gain (loss) on investments	(9,318)	(216)	148,675
Net Increase (Decrease) in Net Assets resulting from Operations	$719	$(174)	$155,606
	American Asset Allocation Fund Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Investment Income
Dividends	$970	$28	$4
Expense
Mortality and expense risk and administrative charges	668	601	104
Net investment income (loss)	302	(573)	(100)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1,892	1,122	83
Capital gain distribution	—	3,758	741
Net realized gain (loss) on investments	1,892	4,880	824
Net unrealized appreciation (depreciation) on investments during the period	11,498	10,077	2,221
Net realized and unrealized gain (loss) on investments	13,390	14,957	3,045
Net Increase (Decrease) in Net Assets resulting from Operations	$13,692	$14,384	$2,945

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Legg Mason Dynamic Multi-Strategy VIT II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Investment Income
Dividends	$227	$298	$1,050
Expense
Mortality and expense risk and administrative charges	294	164	994
Net investment income (loss)	(67)	134	56
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2	(404)	39
Capital gain distribution	33	652	—
Net realized gain (loss) on investments	35	248	39
Net unrealized appreciation (depreciation) on investments during the period	2,753	(2,396)	(1,227)
Net realized and unrealized gain (loss) on investments	2,788	(2,148)	(1,188)
Net Increase (Decrease) in Net Assets resulting from Operations	$2,721	$(2,014)	$(1,132)
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Investment Income
Dividends	$5,455	$396	$16,382
Expense
Mortality and expense risk and administrative charges	3,576	768	9,052
Net investment income (loss)	1,879	(372)	7,330
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(371)	17	(246)
Capital gain distribution	2,563	—	7,142
Net realized gain (loss) on investments	2,192	17	6,896
Net unrealized appreciation (depreciation) on investments during the period	(36,589)	(84)	(39,680)
Net realized and unrealized gain (loss) on investments	(34,397)	(67)	(32,784)
Net Increase (Decrease) in Net Assets resulting from Operations	$(32,518)	$(439)	$(25,454)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC
Investment Income
Dividends	$383	$21	$97
Expense
Mortality and expense risk and administrative charges	121	3	305
Net investment income (loss)	262	18	(208)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(189)	1	173
Capital gain distribution	—	16	770
Net realized gain (loss) on investments	(189)	17	943
Net unrealized appreciation (depreciation) on investments during the period	(311)	(11)	4,104
Net realized and unrealized gain (loss) on investments	(500)	6	5,047
Net Increase (Decrease) in Net Assets resulting from Operations	$(238)	$24	$4,839
	Royce Capital Fund Small-Cap SC	Guggenheim Floating Rate Strategies (Series F)	Rydex Inverse Government Long Bond
Investment Income
Dividends	$1,853	$—	$—
Expense
Mortality and expense risk and administrative charges	2,123	—	—
Net investment income (loss)	(270)	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2,850	—	—
Capital gain distribution	10,775	—	—
Net realized gain (loss) on investments	13,625	—	—
Net unrealized appreciation (depreciation) on investments during the period	37,072	1	—
Net realized and unrealized gain (loss) on investments	50,697	1	—
Net Increase (Decrease) in Net Assets resulting from Operations	$50,427	$1	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

Rydex Commodities Strategy
Investment Income
Dividends	$—
Expense
Mortality and expense risk and administrative charges	—
Net investment income (loss)	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—
Capital gain distribution	—
Net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) on investments during the period	—
Net realized and unrealized gain (loss) on investments	—
Net Increase (Decrease) in Net Assets resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$(5)	$317	$(88)
Net realized gain (loss) on investments	10,375	(2,072)	2,281
Net unrealized appreciation (depreciation) of investments during the period	8,892	11,172	9,077
Net increase (decrease) in net assets resulting from operations	19,262	9,417	11,270
From Variable Annuity Contract Transactions
Contract owners' net payments	196	91	137
Contract maintenance fees	(93)	(144)	(25)
Surrenders	(9,985)	(5,196)	(4,973)
Death benefits	(1,865)	(1,005)	(1,072)
Transfer (to) from other portfolios	(2,579)	(2,134)	(1,125)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(14,326)	(8,388)	(7,058)
Total increase (decrease) in net assets	4,936	1,029	4,212
Net Assets
Beginning of Year	66,725	45,279	34,702
End of Year	$71,661	$46,308	$38,914
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Net investment income (loss)	$(92)	$(307)	$(20)
Net realized gain (loss) on investments	5,279	4,396	1,061
Net unrealized appreciation (depreciation) of investments during the period	4,951	7,132	1,897
Net increase (decrease) in net assets resulting from operations	10,138	11,221	2,938
From Variable Annuity Contract Transactions
Contract owners' net payments	130	102	17
Contract maintenance fees	(63)	(71)	(11)
Surrenders	(4,669)	(5,051)	(2,293)
Death benefits	(720)	(952)	(65)
Transfer (to) from other portfolios	(1,454)	(1,506)	(176)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6,776)	(7,478)	(2,528)
Total increase (decrease) in net assets	3,362	3,743	410
Net Assets
Beginning of Year	32,802	39,962	10,377
End of Year	$36,164	$43,705	$10,787
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Net investment income (loss)	$(1,566)	$(241)	$404
Net realized gain (loss) on investments	9,975	27,280	1,693
Net unrealized appreciation (depreciation) of investments during the period	31,340	20,494	10,097
Net increase (decrease) in net assets resulting from operations	39,749	47,533	12,194
From Variable Annuity Contract Transactions
Contract owners' net payments	18,545	373	1,098
Contract maintenance fees	(1,350)	(1,511)	(541)
Surrenders	(5,818)	(7,419)	(3,149)
Death benefits	(999)	(1,344)	(482)
Transfer (to) from other portfolios	2,243	(18,020)	(3,697)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	12,621	(27,921)	(6,771)
Total increase (decrease) in net assets	52,370	19,612	5,423
Net Assets
Beginning of Year	118,718	162,251	57,154
End of Year	$171,088	$181,863	$62,577
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Net investment income (loss)	$(29)	$(3)	$(809)
Net realized gain (loss) on investments	5,135	54	6,646
Net unrealized appreciation (depreciation) of investments during the period	2,011	208	13,126
Net increase (decrease) in net assets resulting from operations	7,117	259	18,963
From Variable Annuity Contract Transactions
Contract owners' net payments	8	1	1,252
Contract maintenance fees	(222)	(7)	(501)
Surrenders	(1,301)	(34)	(2,317)
Death benefits	(157)	(19)	(466)
Transfer (to) from other portfolios	(2,327)	(84)	(6,672)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,999)	(143)	(8,704)
Total increase (decrease) in net assets	3,118	116	10,259
Net Assets
Beginning of Year	22,221	775	65,143
End of Year	$25,339	$891	$75,402

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced
From Operations
Net investment income (loss)	$(641)	$(11)	$(7)
Net realized gain (loss) on investments	13,087	76	148
Net unrealized appreciation (depreciation) of investments during the period	18,741	47	122
Net increase (decrease) in net assets resulting from operations	31,187	112	263
From Variable Annuity Contract Transactions
Contract owners' net payments	18,691	239	—
Contract maintenance fees	(1,183)	(10)	(1)
Surrenders	(3,400)	(39)	(189)
Death benefits	(741)	—	(59)
Transfer (to) from other portfolios	6,090	2,964	6
Net increase (decrease) in net assets resulting from variable annuity contract transactions	19,457	3,154	(243)
Total increase (decrease) in net assets	50,644	3,266	20
Net Assets
Beginning of Year	90,337	—	1,710
End of Year	$140,981	$3,266	$1,730
	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
From Operations
Net investment income (loss)	$(58)	$(79)	$(26)
Net realized gain (loss) on investments	305	412	479
Net unrealized appreciation (depreciation) of investments during the period	1,281	1,660	1,965
Net increase (decrease) in net assets resulting from operations	1,528	1,993	2,418
From Variable Annuity Contract Transactions
Contract owners' net payments	46	48	43
Contract maintenance fees	(5)	(6)	(5)
Surrenders	(652)	(915)	(1,055)
Death benefits	(138)	(198)	(488)
Transfer (to) from other portfolios	108	(66)	(173)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(641)	(1,137)	(1,678)
Total increase (decrease) in net assets	887	856	740
Net Assets
Beginning of Year	4,793	6,955	8,814
End of Year	$5,680	$7,811	$9,554

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Net investment income (loss)	$162	$(46)	$47
Net realized gain (loss) on investments	1,029	80	286
Net unrealized appreciation (depreciation) of investments during the period	4,272	1,067	561
Net increase (decrease) in net assets resulting from operations	5,463	1,101	894
From Variable Annuity Contract Transactions
Contract owners' net payments	62	3	2
Contract maintenance fees	(15)	(2)	(2)
Surrenders	(4,458)	(310)	(558)
Death benefits	(973)	(115)	(183)
Transfer (to) from other portfolios	(241)	246	(161)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,625)	(178)	(902)
Total increase (decrease) in net assets	(162)	923	(8)
Net Assets
Beginning of Year	33,710	2,777	5,131
End of Year	$33,548	$3,700	$5,123
	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC
From Operations
Net investment income (loss)	$(19)	$(700)	$(51)
Net realized gain (loss) on investments	92	1,210	211
Net unrealized appreciation (depreciation) of investments during the period	560	23,739	1,415
Net increase (decrease) in net assets resulting from operations	633	24,249	1,575
From Variable Annuity Contract Transactions
Contract owners' net payments	8	20,145	814
Contract maintenance fees	(1)	(856)	(37)
Surrenders	(377)	(2,123)	(339)
Death benefits	(122)	(556)	(151)
Transfer (to) from other portfolios	(24)	14,834	152
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(516)	31,444	439
Total increase (decrease) in net assets	117	55,693	2,014
Net Assets
Beginning of Year	2,473	52,121	4,996
End of Year	$2,590	$107,814	$7,010

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC
From Operations
Net investment income (loss)	$(146)	$601	$(1,524)
Net realized gain (loss) on investments	1,892	1,173	4,130
Net unrealized appreciation (depreciation) of investments during the period	31,709	13,941	41,294
Net increase (decrease) in net assets resulting from operations	33,455	15,715	43,900
From Variable Annuity Contract Transactions
Contract owners' net payments	30,579	6,617	16,796
Contract maintenance fees	(1,384)	(551)	(1,280)
Surrenders	(4,472)	(10,054)	(4,334)
Death benefits	(867)	(1,506)	(954)
Transfer (to) from other portfolios	17,100	4,123	1,849
Net increase (decrease) in net assets resulting from variable annuity contract transactions	40,956	(1,371)	12,077
Total increase (decrease) in net assets	74,411	14,344	55,977
Net Assets
Beginning of Year	88,846	89,702	102,423
End of Year	$163,257	$104,046	$158,400
	MFS Utilities SC	MFS Investors Growth Stock SC	MFS VIT Research Bond SC
From Operations
Net investment income (loss)	$692	$(313)	$622
Net realized gain (loss) on investments	2,023	5,603	2,646
Net unrealized appreciation (depreciation) of investments during the period	8,417	11,661	(15,738)
Net increase (decrease) in net assets resulting from operations	11,132	16,951	(12,470)
From Variable Annuity Contract Transactions
Contract owners' net payments	9,545	1,096	72,574
Contract maintenance fees	(597)	(587)	(5,391)
Surrenders	(3,140)	(3,976)	(17,435)
Death benefits	(463)	(682)	(4,065)
Transfer (to) from other portfolios	3,895	(4,215)	132,069
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,240	(8,364)	177,752
Total increase (decrease) in net assets	20,372	8,587	165,282
Net Assets
Beginning of Year	54,793	62,304	477,297
End of Year	$75,165	$70,891	$642,579

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC
From Operations
Net investment income (loss)	$(204)	$14	$354
Net realized gain (loss) on investments	8,643	(26)	17
Net unrealized appreciation (depreciation) of investments during the period	104,539	(302)	12,756
Net increase (decrease) in net assets resulting from operations	112,978	(314)	13,127
From Variable Annuity Contract Transactions
Contract owners' net payments	58,117	2,752	26,868
Contract maintenance fees	(3,826)	(54)	(803)
Surrenders	(11,787)	(111)	(989)
Death benefits	(2,554)	(30)	(376)
Transfer (to) from other portfolios	18,489	(145)	19,753
Net increase (decrease) in net assets resulting from variable annuity contract transactions	58,439	2,412	44,453
Total increase (decrease) in net assets	171,417	2,098	57,580
Net Assets
Beginning of Year	300,401	2,369	30,141
End of Year	$471,818	$4,467	$87,721
	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA
From Operations
Net investment income (loss)	$(1,328)	$(43)	$(34)
Net realized gain (loss) on investments	—	55	338
Net unrealized appreciation (depreciation) of investments during the period	(1)	884	2,042
Net increase (decrease) in net assets resulting from operations	(1,329)	896	2,346
From Variable Annuity Contract Transactions
Contract owners' net payments	11,716	9	21
Contract maintenance fees	(895)	(3)	(6)
Surrenders	(33,769)	(304)	(1,077)
Death benefits	(2,988)	(83)	(172)
Transfer (to) from other portfolios	45,865	(3)	(219)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	19,929	(384)	(1,453)
Total increase (decrease) in net assets	18,600	512	893
Net Assets
Beginning of Year	97,588	2,831	9,139
End of Year	$116,188	$3,343	$10,032

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA
From Operations
Net investment income (loss)	$(29)	$729	$9
Net realized gain (loss) on investments	405	190	440
Net unrealized appreciation (depreciation) of investments during the period	2,862	(1,216)	2,214
Net increase (decrease) in net assets resulting from operations	3,238	(297)	2,663
From Variable Annuity Contract Transactions
Contract owners' net payments	73	104	7
Contract maintenance fees	(7)	(11)	(5)
Surrenders	(1,478)	(2,402)	(1,297)
Death benefits	(476)	(856)	(198)
Transfer (to) from other portfolios	(242)	(264)	(517)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,130)	(3,429)	(2,010)
Total increase (decrease) in net assets	1,108	(3,726)	653
Net Assets
Beginning of Year	11,887	21,907	11,429
End of Year	$12,995	$18,181	$12,082
	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
From Operations
Net investment income (loss)	$(10)	$(56)	$(58)
Net realized gain (loss) on investments	48	1,954	407
Net unrealized appreciation (depreciation) of investments during the period	236	7,388	3,912
Net increase (decrease) in net assets resulting from operations	274	9,286	4,261
From Variable Annuity Contract Transactions
Contract owners' net payments	4	1,063	1,688
Contract maintenance fees	(4)	(312)	(129)
Surrenders	(84)	(2,446)	(826)
Death benefits	—	(372)	(167)
Transfer (to) from other portfolios	(42)	(1,335)	1,195
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(126)	(3,402)	1,761
Total increase (decrease) in net assets	148	5,884	6,022
Net Assets
Beginning of Year	876	33,999	12,922
End of Year	$1,024	$39,883	$18,944

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset
From Operations
Net investment income (loss)	$13,901	$202	$(3)
Net realized gain (loss) on investments	313	8,395	15
Net unrealized appreciation (depreciation) of investments during the period	(20,004)	74,213	14
Net increase (decrease) in net assets resulting from operations	(5,790)	82,810	26
From Variable Annuity Contract Transactions
Contract owners' net payments	35,251	21,590	—
Contract maintenance fees	(3,523)	(2,977)	—
Surrenders	(17,857)	(14,005)	(25)
Death benefits	(3,371)	(2,900)	—
Transfer (to) from other portfolios	67,962	(11,393)	15
Net increase (decrease) in net assets resulting from variable annuity contract transactions	78,462	(9,685)	(10)
Total increase (decrease) in net assets	72,672	73,125	16
Net Assets
Beginning of Year	354,421	325,895	310
End of Year	$427,093	$399,020	$326
	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income
From Operations
Net investment income (loss)	$(50)	$166	$97
Net realized gain (loss) on investments	(37)	1,906	2,893
Net unrealized appreciation (depreciation) of investments during the period	2,203	10,151	9,634
Net increase (decrease) in net assets resulting from operations	2,116	12,223	12,624
From Variable Annuity Contract Transactions
Contract owners' net payments	20	49	61
Contract maintenance fees	(3)	(17)	(17)
Surrenders	(957)	(5,272)	(5,986)
Death benefits	(73)	(1,099)	(1,291)
Transfer (to) from other portfolios	(190)	(1,573)	(1,617)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,203)	(7,912)	(8,850)
Total increase (decrease) in net assets	913	4,311	3,774
Net Assets
Beginning of Year	6,077	38,914	42,678
End of Year	$6,990	$43,225	$46,452

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Franchise II
From Operations
Net investment income (loss)	$(339)	$955	$(30)
Net realized gain (loss) on investments	1,329	4,269	242
Net unrealized appreciation (depreciation) of investments during the period	10,501	38,473	1,060
Net increase (decrease) in net assets resulting from operations	11,491	43,697	1,272
From Variable Annuity Contract Transactions
Contract owners' net payments	1,109	20,311	3
Contract maintenance fees	(269)	(1,430)	(11)
Surrenders	(1,839)	(14,296)	(385)
Death benefits	(316)	(2,996)	(13)
Transfer (to) from other portfolios	(919)	12,454	(144)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,234)	14,043	(550)
Total increase (decrease) in net assets	9,257	57,740	722
Net Assets
Beginning of Year	33,382	178,328	3,604
End of Year	$42,639	$236,068	$4,326
	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II
From Operations
Net investment income (loss)	$814	$1,089	$(118)
Net realized gain (loss) on investments	7,288	18,032	102
Net unrealized appreciation (depreciation) of investments during the period	52,468	125,672	10,126
Net increase (decrease) in net assets resulting from operations	60,570	144,793	10,110
From Variable Annuity Contract Transactions
Contract owners' net payments	5,336	63,313	15,368
Contract maintenance fees	(1,202)	(4,781)	(482)
Surrenders	(15,500)	(22,211)	(843)
Death benefits	(2,672)	(4,685)	(224)
Transfer (to) from other portfolios	(12,876)	9,559	12,295
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(26,914)	41,195	26,114
Total increase (decrease) in net assets	33,656	185,988	36,224
Net Assets
Beginning of Year	187,839	423,938	19,958
End of Year	$221,495	$609,926	$56,182

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II
From Operations
Net investment income (loss)	$204	$2,608	$186
Net realized gain (loss) on investments	1,856	23	31
Net unrealized appreciation (depreciation) of investments during the period	(2,364)	(6,674)	9,563
Net increase (decrease) in net assets resulting from operations	(304)	(4,043)	9,780
From Variable Annuity Contract Transactions
Contract owners' net payments	22,391	720	23,375
Contract maintenance fees	(603)	(791)	(679)
Surrenders	(1,991)	(8,465)	(1,363)
Death benefits	(374)	(1,773)	(413)
Transfer (to) from other portfolios	17,993	10,673	19,868
Net increase (decrease) in net assets resulting from variable annuity contract transactions	37,416	364	40,788
Total increase (decrease) in net assets	37,112	(3,679)	50,568
Net Assets
Beginning of Year	33,209	109,216	30,583
End of Year	$70,321	$105,537	$81,151
	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
From Operations
Net investment income (loss)	$233	$(70)	$264
Net realized gain (loss) on investments	(131)	95	122
Net unrealized appreciation (depreciation) of investments during the period	(330)	2,162	(249)
Net increase (decrease) in net assets resulting from operations	(228)	2,187	137
From Variable Annuity Contract Transactions
Contract owners' net payments	3,893	3,984	18
Contract maintenance fees	(82)	(92)	(81)
Surrenders	(190)	(116)	(695)
Death benefits	(16)	(45)	(78)
Transfer (to) from other portfolios	1,224	2,272	(118)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,829	6,003	(954)
Total increase (decrease) in net assets	4,601	8,190	(817)
Net Assets
Beginning of Year	3,240	3,491	11,067
End of Year	$7,841	$11,681	$10,250

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock
From Operations
Net investment income (loss)	$(670)	$21,016	$(517)
Net realized gain (loss) on investments	5,355	11,607	3,201
Net unrealized appreciation (depreciation) of investments during the period	32,128	(317)	19,587
Net increase (decrease) in net assets resulting from operations	36,813	32,306	22,271
From Variable Annuity Contract Transactions
Contract owners' net payments	226	55,389	1,199
Contract maintenance fees	(452)	(4,095)	(329)
Surrenders	(12,818)	(26,087)	(9,845)
Death benefits	(2,451)	(4,835)	(1,512)
Transfer (to) from other portfolios	(9,015)	74,429	(5,276)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(24,510)	94,801	(15,763)
Total increase (decrease) in net assets	12,303	127,107	6,508
Net Assets
Beginning of Year	116,738	419,231	83,001
End of Year	$129,041	$546,338	$89,509
	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities
From Operations
Net investment income (loss)	$(278)	$334	$267
Net realized gain (loss) on investments	5,934	5,975	4,152
Net unrealized appreciation (depreciation) of investments during the period	3,501	5,540	3,586
Net increase (decrease) in net assets resulting from operations	9,157	11,849	8,005
From Variable Annuity Contract Transactions
Contract owners' net payments	504	2,419	32
Contract maintenance fees	(208)	(183)	(257)
Surrenders	(2,365)	(5,674)	(1,663)
Death benefits	(280)	(884)	(241)
Transfer (to) from other portfolios	(1,604)	1,612	(2,371)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,953)	(2,710)	(4,500)
Total increase (decrease) in net assets	5,204	9,139	3,505
Net Assets
Beginning of Year	27,024	46,058	28,415
End of Year	$32,228	$55,197	$31,920

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2
From Operations
Net investment income (loss)	$(22)	$(1,772)	$306
Net realized gain (loss) on investments	2,833	28,231	1,886
Net unrealized appreciation (depreciation) of investments during the period	2,531	26,452	13,577
Net increase (decrease) in net assets resulting from operations	5,342	52,911	15,769
From Variable Annuity Contract Transactions
Contract owners' net payments	3,215	27,178	8,855
Contract maintenance fees	(204)	(1,825)	(511)
Surrenders	(1,021)	(6,261)	(4,117)
Death benefits	(172)	(1,271)	(811)
Transfer (to) from other portfolios	1,283	12,696	3,127
Net increase (decrease) in net assets resulting from variable annuity contract transactions	3,101	30,517	6,543
Total increase (decrease) in net assets	8,443	83,428	22,312
Net Assets
Beginning of Year	16,718	138,428	47,691
End of Year	$25,161	$221,856	$70,003
	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
From Operations
Net investment income (loss)	$(29)	$(585)	$(2,100)
Net realized gain (loss) on investments	134	4,110	38,754
Net unrealized appreciation (depreciation) of investments during the period	769	52,128	38,693
Net increase (decrease) in net assets resulting from operations	874	55,653	75,347
From Variable Annuity Contract Transactions
Contract owners' net payments	3	28,193	41,646
Contract maintenance fees	(9)	(1,795)	(2,492)
Surrenders	(188)	(10,609)	(9,785)
Death benefits	(7)	(1,999)	(1,836)
Transfer (to) from other portfolios	46	7,120	11,516
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(155)	20,910	39,049
Total increase (decrease) in net assets	719	76,563	114,396
Net Assets
Beginning of Year	2,576	172,073	194,319
End of Year	$3,295	$248,636	$308,715

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2
From Operations
Net investment income (loss)	$118	$1,646	$4
Net realized gain (loss) on investments	864	1,849	45
Net unrealized appreciation (depreciation) of investments during the period	1,411	(8,262)	68
Net increase (decrease) in net assets resulting from operations	2,393	(4,767)	117
From Variable Annuity Contract Transactions
Contract owners' net payments	14	12,735	1
Contract maintenance fees	(52)	(1,254)	(4)
Surrenders	(801)	(6,661)	(32)
Death benefits	(115)	(1,886)	(94)
Transfer (to) from other portfolios	(652)	19,697	88
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,606)	22,631	(41)
Total increase (decrease) in net assets	787	17,864	76
Net Assets
Beginning of Year	9,705	133,280	1,005
End of Year	$10,492	$151,144	$1,081
	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
From Operations
Net investment income (loss)	$5	$(208)	$11,872
Net realized gain (loss) on investments	76	399	975
Net unrealized appreciation (depreciation) of investments during the period	166	5,536	13,568
Net increase (decrease) in net assets resulting from operations	247	5,727	26,415
From Variable Annuity Contract Transactions
Contract owners' net payments	5	1,285	24,961
Contract maintenance fees	(12)	(132)	(1,582)
Surrenders	(144)	(830)	(14,492)
Death benefits	(11)	(183)	(2,421)
Transfer (to) from other portfolios	(41)	868	18,111
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(203)	1,008	24,577
Total increase (decrease) in net assets	44	6,735	50,992
Net Assets
Beginning of Year	1,803	15,148	193,499
End of Year	$1,847	$21,883	$244,491

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
From Operations
Net investment income (loss)	$1,530	$(276)	$88
Net realized gain (loss) on investments	8,966	1,883	2,549
Net unrealized appreciation (depreciation) of investments during the period	68,830	5,547	12,267
Net increase (decrease) in net assets resulting from operations	79,326	7,154	14,904
From Variable Annuity Contract Transactions
Contract owners' net payments	35,676	2,499	1,949
Contract maintenance fees	(2,849)	(180)	(384)
Surrenders	(14,927)	(1,189)	(1,538)
Death benefits	(3,257)	(121)	(322)
Transfer (to) from other portfolios	9,941	443	(3,013)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	24,584	1,452	(3,308)
Total increase (decrease) in net assets	103,910	8,606	11,596
Net Assets
Beginning of Year	265,972	18,474	44,387
End of Year	$369,882	$27,080	$55,983
	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
From Operations
Net investment income (loss)	$8,546	$2,767	$1,727
Net realized gain (loss) on investments	(121)	3,523	3,163
Net unrealized appreciation (depreciation) of investments during the period	(24,870)	37,088	20,856
Net increase (decrease) in net assets resulting from operations	(16,445)	43,378	25,746
From Variable Annuity Contract Transactions
Contract owners' net payments	65,457	3,264	3,729
Contract maintenance fees	(4,849)	(1,142)	(963)
Surrenders	(19,668)	(8,234)	(6,557)
Death benefits	(4,172)	(1,912)	(958)
Transfer (to) from other portfolios	105,807	(16,199)	(1,130)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	142,575	(24,223)	(5,879)
Total increase (decrease) in net assets	126,130	19,155	19,867
Net Assets
Beginning of Year	434,100	157,762	120,286
End of Year	$560,230	$176,917	$140,153

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities
From Operations
Net investment income (loss)	$10,037	$42	$6,931
Net realized gain (loss) on investments	3,477	(55)	11,371
Net unrealized appreciation (depreciation) of investments during the period	(12,795)	(161)	137,304
Net increase (decrease) in net assets resulting from operations	719	(174)	155,606
From Variable Annuity Contract Transactions
Contract owners' net payments	51,718	2,482	62,575
Contract maintenance fees	(2,477)	(51)	(5,651)
Surrenders	(12,013)	(67)	(27,283)
Death benefits	(2,417)	(19)	(5,873)
Transfer (to) from other portfolios	53,261	(571)	10,646
Net increase (decrease) in net assets resulting from variable annuity contract transactions	88,072	1,774	34,414
Total increase (decrease) in net assets	88,791	1,600	190,020
Net Assets
Beginning of Year	226,777	2,614	557,517
End of Year	$315,568	$4,214	$747,537
	American Asset Allocation Fund Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
From Operations
Net investment income (loss)	$302	$(573)	$(100)
Net realized gain (loss) on investments	1,892	4,880	824
Net unrealized appreciation (depreciation) of investments during the period	11,498	10,077	2,221
Net increase (decrease) in net assets resulting from operations	13,692	14,384	2,945
From Variable Annuity Contract Transactions
Contract owners' net payments	114	7,905	1,382
Contract maintenance fees	(396)	(469)	(70)
Surrenders	(3,484)	(1,807)	(296)
Death benefits	(949)	(336)	(119)
Transfer (to) from other portfolios	(2,809)	1,405	2,503
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(7,524)	6,698	3,400
Total increase (decrease) in net assets	6,168	21,082	6,345
Net Assets
Beginning of Year	64,202	35,819	4,773
End of Year	$70,370	$56,901	$11,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Legg Mason Dynamic Multi-Strategy VIT II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Net investment income (loss)	$(67)	$134	$56
Net realized gain (loss) on investments	35	248	39
Net unrealized appreciation (depreciation) of investments during the period	2,753	(2,396)	(1,227)
Net increase (decrease) in net assets resulting from operations	2,721	(2,014)	(1,132)
From Variable Annuity Contract Transactions
Contract owners' net payments	7,511	2,338	8,674
Contract maintenance fees	(243)	(123)	(680)
Surrenders	(321)	(516)	(5,170)
Death benefits	(13)	(230)	(769)
Transfer (to) from other portfolios	14,007	(949)	16,724
Net increase (decrease) in net assets resulting from variable annuity contract transactions	20,941	520	18,779
Total increase (decrease) in net assets	23,662	(1,494)	17,647
Net Assets
Beginning of Year	6,939	12,558	68,572
End of Year	$30,601	$11,064	$86,219
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
From Operations
Net investment income (loss)	$1,879	$(372)	$7,330
Net realized gain (loss) on investments	2,192	17	6,896
Net unrealized appreciation (depreciation) of investments during the period	(36,589)	(84)	(39,680)
Net increase (decrease) in net assets resulting from operations	(32,518)	(439)	(25,454)
From Variable Annuity Contract Transactions
Contract owners' net payments	44,560	7,655	71,327
Contract maintenance fees	(2,839)	(555)	(6,862)
Surrenders	(9,800)	(3,846)	(27,833)
Death benefits	(2,121)	(491)	(5,810)
Transfer (to) from other portfolios	70,691	32,858	120,700
Net increase (decrease) in net assets resulting from variable annuity contract transactions	100,491	35,621	151,522
Total increase (decrease) in net assets	67,973	35,182	126,068
Net Assets
Beginning of Year	249,987	47,725	692,430
End of Year	$317,960	$82,907	$818,498

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC
From Operations
Net investment income (loss)	$262	$18	$(208)
Net realized gain (loss) on investments	(189)	17	943
Net unrealized appreciation (depreciation) of investments during the period	(311)	(11)	4,104
Net increase (decrease) in net assets resulting from operations	(238)	24	4,839
From Variable Annuity Contract Transactions
Contract owners' net payments	5,246	91	3,575
Contract maintenance fees	(100)	(3)	(247)
Surrenders	(219)	(8)	(1,015)
Death benefits	(44)	—	(173)
Transfer (to) from other portfolios	(2,632)	511	1,394
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,251	591	3,534
Total increase (decrease) in net assets	2,013	615	8,373
Net Assets
Beginning of Year	4,400	—	21,618
End of Year	$6,413	$615	$29,991
	Royce Capital Fund Small-Cap SC	Guggenheim Floating Rate Strategies (Series F)	Rydex Inverse Government Long Bond
From Operations
Net investment income (loss)	$(270)	$—	$—
Net realized gain (loss) on investments	13,625	—	—
Net unrealized appreciation (depreciation) of investments during the period	37,072	1	—
Net increase (decrease) in net assets resulting from operations	50,427	1	—
From Variable Annuity Contract Transactions
Contract owners' net payments	27,144	83	7
Contract maintenance fees	(1,722)	—	—
Surrenders	(5,539)	—	—
Death benefits	(1,192)	—	—
Transfer (to) from other portfolios	6,118	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	24,809	83	7
Total increase (decrease) in net assets	75,236	84	7
Net Assets
Beginning of Year	134,250	—	—
End of Year	$209,486	$84	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

Rydex Commodities Strategy
From Operations
Net investment income (loss)	$—
Net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) of investments during the period	—
Net increase (decrease) in net assets resulting from operations	—
From Variable Annuity Contract Transactions
Contract owners' net payments	7
Contract maintenance fees	—
Surrenders	—
Death benefits	—
Transfer (to) from other portfolios	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7
Total increase (decrease) in net assets	7
Net Assets
Beginning of Year	—
End of Year	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$116	$441	$141
Net realized gain (loss) on investments	1,989	(2,458)	1,428
Net unrealized appreciation (depreciation) of investments during the period	9,498	10,321	3,018
Net increase (decrease) in net assets resulting from operations	11,603	8,304	4,587
From Variable Annuity Contract Transactions
Contract owners' net payments	185	69	73
Contract maintenance fees	(112)	(158)	(30)
Surrenders	(10,224)	(5,797)	(4,634)
Death benefits	(2,476)	(974)	(1,036)
Transfer (to) from other portfolios	(3,631)	(1,331)	(1,597)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16,258)	(8,191)	(7,224)
Total increase (decrease) in net assets	(4,655)	113	(2,637)
Net Assets
Beginning of Year	71,380	45,166	37,339
End of Year	$66,725	$45,279	$34,702
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Net investment income (loss)	$(37)	$(205)	$10
Net realized gain (loss) on investments	77	2,447	(342)
Net unrealized appreciation (depreciation) of investments during the period	3,885	5,166	2,158
Net increase (decrease) in net assets resulting from operations	3,925	7,408	1,826
From Variable Annuity Contract Transactions
Contract owners' net payments	54	204	32
Contract maintenance fees	(70)	(81)	(13)
Surrenders	(4,395)	(6,120)	(2,557)
Death benefits	(665)	(878)	(125)
Transfer (to) from other portfolios	(1,897)	(2,914)	(459)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6,973)	(9,789)	(3,122)
Total increase (decrease) in net assets	(3,048)	(2,381)	(1,296)
Net Assets
Beginning of Year	35,850	42,343	11,673
End of Year	$32,802	$39,962	$10,377

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Net investment income (loss)	$(637)	$182	$556
Net realized gain (loss) on investments	850	6,050	409
Net unrealized appreciation (depreciation) of investments during the period	14,310	17,572	8,773
Net increase (decrease) in net assets resulting from operations	14,523	23,804	9,738
From Variable Annuity Contract Transactions
Contract owners' net payments	25,773	12,268	1,075
Contract maintenance fees	(801)	(1,389)	(518)
Surrenders	(3,294)	(6,259)	(3,050)
Death benefits	(622)	(992)	(322)
Transfer (to) from other portfolios	10,710	6,704	823
Net increase (decrease) in net assets resulting from variable annuity contract transactions	31,766	10,332	(1,992)
Total increase (decrease) in net assets	46,289	34,136	7,746
Net Assets
Beginning of Year	72,429	128,115	49,408
End of Year	$118,718	$162,251	$57,154
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Net investment income (loss)	$20	$2	$(703)
Net realized gain (loss) on investments	1,337	21	6,003
Net unrealized appreciation (depreciation) of investments during the period	1,196	74	4,820
Net increase (decrease) in net assets resulting from operations	2,553	97	10,120
From Variable Annuity Contract Transactions
Contract owners' net payments	25	1	1,974
Contract maintenance fees	(220)	(7)	(449)
Surrenders	(1,382)	(51)	(1,943)
Death benefits	(199)	(22)	(559)
Transfer (to) from other portfolios	(1,167)	(29)	654
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,943)	(108)	(323)
Total increase (decrease) in net assets	(390)	(11)	9,797
Net Assets
Beginning of Year	22,611	786	55,346
End of Year	$22,221	$775	$65,143
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Net investment income (loss)	$40	$(5)	$(70)
Net realized gain (loss) on investments	159	(20)	278
Net unrealized appreciation (depreciation) of investments during the period	9,306	194	541
Net increase (decrease) in net assets resulting from operations	9,505	169	749
From Variable Annuity Contract Transactions
Contract owners' net payments	25,787	2	25
Contract maintenance fees	(584)	(2)	(6)
Surrenders	(1,766)	(344)	(704)
Death benefits	(333)	(29)	(129)
Transfer (to) from other portfolios	15,225	(34)	(99)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	38,329	(407)	(913)
Total increase (decrease) in net assets	47,834	(238)	(164)
Net Assets
Beginning of Year	42,503	1,948	4,957
End of Year	$90,337	$1,710	$4,793
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Net investment income (loss)	$(44)	$(45)	$514
Net realized gain (loss) on investments	296	186	557
Net unrealized appreciation (depreciation) of investments during the period	850	1,322	2,352
Net increase (decrease) in net assets resulting from operations	1,102	1,463	3,423
From Variable Annuity Contract Transactions
Contract owners' net payments	8	67	100
Contract maintenance fees	(7)	(7)	(18)
Surrenders	(1,056)	(1,209)	(5,631)
Death benefits	(148)	(314)	(1,073)
Transfer (to) from other portfolios	(442)	(144)	(608)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,645)	(1,607)	(7,230)
Total increase (decrease) in net assets	(543)	(144)	(3,807)
Net Assets
Beginning of Year	7,498	8,958	37,517
End of Year	$6,955	$8,814	$33,710

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Net investment income (loss)	$(43)	$275	$(24)
Net realized gain (loss) on investments	300	148	66
Net unrealized appreciation (depreciation) of investments during the period	291	182	332
Net increase (decrease) in net assets resulting from operations	548	605	374
From Variable Annuity Contract Transactions
Contract owners' net payments	7	6	19
Contract maintenance fees	(2)	(2)	(2)
Surrenders	(334)	(893)	(366)
Death benefits	(51)	(152)	(34)
Transfer (to) from other portfolios	(329)	(273)	(130)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(709)	(1,314)	(513)
Total increase (decrease) in net assets	(161)	(709)	(139)
Net Assets
Beginning of Year	2,938	5,840	2,612
End of Year	$2,777	$5,131	$2,473
	MFS Growth Series SC	MFS Research SC	MFS Investors Trust SC
From Operations
Net investment income (loss)	$(328)	$(22)	$(255)
Net realized gain (loss) on investments	159	85	359
Net unrealized appreciation (depreciation) of investments during the period	3,864	513	8,328
Net increase (decrease) in net assets resulting from operations	3,695	576	8,432
From Variable Annuity Contract Transactions
Contract owners' net payments	19,557	733	31,006
Contract maintenance fees	(271)	(22)	(543)
Surrenders	(1,201)	(352)	(2,038)
Death benefits	(250)	(97)	(410)
Transfer (to) from other portfolios	14,875	879	15,628
Net increase (decrease) in net assets resulting from variable annuity contract transactions	32,710	1,141	43,643
Total increase (decrease) in net assets	36,405	1,717	52,075
Net Assets
Beginning of Year	15,716	3,279	36,771
End of Year	$52,121	$4,996	$88,846

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC
From Operations
Net investment income (loss)	$1,284	$(909)	$2,371
Net realized gain (loss) on investments	(33)	8,464	293
Net unrealized appreciation (depreciation) of investments during the period	6,616	5,787	2,293
Net increase (decrease) in net assets resulting from operations	7,867	13,342	4,957
From Variable Annuity Contract Transactions
Contract owners' net payments	7,989	21,488	12,921
Contract maintenance fees	(373)	(715)	(320)
Surrenders	(8,894)	(3,019)	(3,013)
Death benefits	(1,204)	(487)	(337)
Transfer (to) from other portfolios	4,042	12,775	6,550
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,560	30,042	15,801
Total increase (decrease) in net assets	9,427	43,384	20,758
Net Assets
Beginning of Year	80,275	59,039	34,035
End of Year	$89,702	$102,423	$54,793
	MFS Investors Growth Stock SC	MFS VIT Research Bond SC	MFS VIT Value SC
From Operations
Net investment income (loss)	$(402)	$6,220	$864
Net realized gain (loss) on investments	5,045	2,746	2,221
Net unrealized appreciation (depreciation) of investments during the period	4,280	11,583	25,473
Net increase (decrease) in net assets resulting from operations	8,923	20,549	28,558
From Variable Annuity Contract Transactions
Contract owners' net payments	1,838	93,758	69,621
Contract maintenance fees	(562)	(3,187)	(1,916)
Surrenders	(4,310)	(13,187)	(7,224)
Death benefits	(507)	(2,914)	(1,713)
Transfer (to) from other portfolios	(1,572)	106,579	50,214
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,113)	181,049	108,982
Total increase (decrease) in net assets	3,810	201,598	137,540
Net Assets
Beginning of Year	58,494	275,699	162,861
End of Year	$62,304	$477,297	$300,401

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA
From Operations
Net investment income (loss)	$(2)	$28	$(1,001)
Net realized gain (loss) on investments	23	—	—
Net unrealized appreciation (depreciation) of investments during the period	129	1,248	—
Net increase (decrease) in net assets resulting from operations	150	1,276	(1,001)
From Variable Annuity Contract Transactions
Contract owners' net payments	2,021	20,413	21,667
Contract maintenance fees	(6)	(116)	(575)
Surrenders	(54)	(215)	(31,405)
Death benefits	—	(16)	(3,626)
Transfer (to) from other portfolios	258	8,799	37,199
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,219	28,865	23,260
Total increase (decrease) in net assets	2,369	30,141	22,259
Net Assets
Beginning of Year	—	—	75,329
End of Year	$2,369	$30,141	$97,588
	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$(43)	$(68)	$(49)
Net realized gain (loss) on investments	(16)	321	73
Net unrealized appreciation (depreciation) of investments during the period	477	959	1,770
Net increase (decrease) in net assets resulting from operations	418	1,212	1,794
From Variable Annuity Contract Transactions
Contract owners' net payments	9	36	55
Contract maintenance fees	(3)	(8)	(8)
Surrenders	(320)	(1,375)	(1,804)
Death benefits	(50)	(184)	(414)
Transfer (to) from other portfolios	(101)	(579)	(203)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(465)	(2,110)	(2,374)
Total increase (decrease) in net assets	(47)	(898)	(580)
Net Assets
Beginning of Year	2,878	10,037	12,467
End of Year	$2,831	$9,139	$11,887

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Net investment income (loss)	$978	$100	$207
Net realized gain (loss) on investments	824	229	(4,815)
Net unrealized appreciation (depreciation) of investments during the period	699	1,773	4,755
Net increase (decrease) in net assets resulting from operations	2,501	2,102	147
From Variable Annuity Contract Transactions
Contract owners' net payments	53	37	8
Contract maintenance fees	(13)	(5)	(1)
Surrenders	(3,596)	(2,164)	(168)
Death benefits	(820)	(195)	(20)
Transfer (to) from other portfolios	896	(285)	(1,304)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,480)	(2,612)	(1,485)
Total increase (decrease) in net assets	(979)	(510)	(1,338)
Net Assets
Beginning of Year	22,886	11,939	1,338
End of Year	$21,907	$11,429	$—
	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
From Operations
Net investment income (loss)	$(10)	$(164)	$(61)
Net realized gain (loss) on investments	70	1,303	92
Net unrealized appreciation (depreciation) of investments during the period	77	2,934	1,416
Net increase (decrease) in net assets resulting from operations	137	4,073	1,447
From Variable Annuity Contract Transactions
Contract owners' net payments	3	1,222	1,900
Contract maintenance fees	(4)	(290)	(77)
Surrenders	(184)	(2,301)	(578)
Death benefits	—	(204)	(27)
Transfer (to) from other portfolios	(27)	(679)	1,178
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(212)	(2,252)	2,396
Total increase (decrease) in net assets	(75)	1,821	3,843
Net Assets
Beginning of Year	951	32,178	9,079
End of Year	$876	$33,999	$12,922

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC
From Operations
Net investment income (loss)	$13,470	$2,181	$242
Net realized gain (loss) on investments	4,048	1,111	(3,117)
Net unrealized appreciation (depreciation) of investments during the period	15,559	46,013	3,049
Net increase (decrease) in net assets resulting from operations	33,077	49,305	174
From Variable Annuity Contract Transactions
Contract owners' net payments	52,785	41,488	1
Contract maintenance fees	(2,519)	(2,096)	(4)
Surrenders	(14,221)	(10,929)	(249)
Death benefits	(2,358)	(1,956)	(29)
Transfer (to) from other portfolios	43,451	44,524	(1,448)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	77,138	71,031	(1,729)
Total increase (decrease) in net assets	110,215	120,336	(1,555)
Net Assets
Beginning of Year	244,206	205,559	1,555
End of Year	$354,421	$325,895	$—
	Van Eck Global Hard Asset	Invesco Van Kampen VI American Franchise	Invesco Van Kampen VI Comstock
From Operations
Net investment income (loss)	$(3)	$(82)	$182
Net realized gain (loss) on investments	46	(334)	539
Net unrealized appreciation (depreciation) of investments during the period	(37)	1,207	6,018
Net increase (decrease) in net assets resulting from operations	6	791	6,739
From Variable Annuity Contract Transactions
Contract owners' net payments	—	20	118
Contract maintenance fees	—	(4)	(21)
Surrenders	(37)	(876)	(6,328)
Death benefits	—	(140)	(1,161)
Transfer (to) from other portfolios	37	(313)	(2,009)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(1,313)	(9,401)
Total increase (decrease) in net assets	6	(522)	(2,662)
Net Assets
Beginning of Year	304	6,599	41,576
End of Year	$310	$6,077	$38,914

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II
From Operations
Net investment income (loss)	$110	$(341)	$1,298
Net realized gain (loss) on investments	1,292	1,761	1,694
Net unrealized appreciation (depreciation) of investments during the period	4,258	1,678	13,506
Net increase (decrease) in net assets resulting from operations	5,660	3,098	16,498
From Variable Annuity Contract Transactions
Contract owners' net payments	249	1,542	25,188
Contract maintenance fees	(21)	(213)	(848)
Surrenders	(6,624)	(1,838)	(14,476)
Death benefits	(1,188)	(175)	(2,259)
Transfer (to) from other portfolios	(1,231)	2,287	12,482
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8,815)	1,603	20,087
Total increase (decrease) in net assets	(3,155)	4,701	36,585
Net Assets
Beginning of Year	45,833	28,681	141,743
End of Year	$42,678	$33,382	$178,328
	Invesco Van Kampen VI American Franchise II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
From Operations
Net investment income (loss)	$(39)	$932	$1,085
Net realized gain (loss) on investments	215	(230)	2,764
Net unrealized appreciation (depreciation) of investments during the period	286	27,689	36,301
Net increase (decrease) in net assets resulting from operations	462	28,391	40,150
From Variable Annuity Contract Transactions
Contract owners' net payments	4	10,536	84,142
Contract maintenance fees	(11)	(973)	(2,765)
Surrenders	(574)	(14,707)	(17,304)
Death benefits	(61)	(2,300)	(2,687)
Transfer (to) from other portfolios	(72)	10,085	50,151
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(714)	2,641	111,537
Total increase (decrease) in net assets	(252)	31,032	151,687
Net Assets
Beginning of Year	3,856	156,807	272,251
End of Year	$3,604	$187,839	$423,938

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
From Operations
Net investment income (loss)	$(5)	$(37)	$2,318
Net realized gain (loss) on investments	84	137	604
Net unrealized appreciation (depreciation) of investments during the period	888	950	(1,422)
Net increase (decrease) in net assets resulting from operations	967	1,050	1,500
From Variable Annuity Contract Transactions
Contract owners' net payments	11,741	17,262	1,731
Contract maintenance fees	(84)	(117)	(809)
Surrenders	(215)	(480)	(10,049)
Death benefits	(14)	(41)	(1,443)
Transfer (to) from other portfolios	5,392	9,125	5,387
Net increase (decrease) in net assets resulting from variable annuity contract transactions	16,820	25,749	(5,183)
Total increase (decrease) in net assets	17,787	26,799	(3,683)
Net Assets
Beginning of Year	2,171	6,410	112,899
End of Year	$19,958	$33,209	$109,216
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
From Operations
Net investment income (loss)	$111	$(4)	$(9)
Net realized gain (loss) on investments	(19)	(1)	—
Net unrealized appreciation (depreciation) of investments during the period	1,899	172	160
Net increase (decrease) in net assets resulting from operations	1,991	167	151
From Variable Annuity Contract Transactions
Contract owners' net payments	17,018	2,349	2,554
Contract maintenance fees	(117)	(7)	(12)
Surrenders	(634)	(11)	(11)
Death benefits	(69)	—	(1)
Transfer (to) from other portfolios	7,041	742	810
Net increase (decrease) in net assets resulting from variable annuity contract transactions	23,239	3,073	3,340
Total increase (decrease) in net assets	25,230	3,240	3,491
Net Assets
Beginning of Year	5,353	—	—
End of Year	$30,583	$3,240	$3,491

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Net investment income (loss)	$(73)	$(157)	$18,711
Net realized gain (loss) on investments	84	509	7,061
Net unrealized appreciation (depreciation) of investments during the period	2,266	12,075	10,950
Net increase (decrease) in net assets resulting from operations	2,277	12,427	36,722
From Variable Annuity Contract Transactions
Contract owners' net payments	1,131	3,602	75,208
Contract maintenance fees	(71)	(434)	(2,518)
Surrenders	(392)	(14,195)	(23,283)
Death benefits	(76)	(2,249)	(3,759)
Transfer (to) from other portfolios	887	(74)	45,677
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,479	(13,350)	91,325
Total increase (decrease) in net assets	3,756	(923)	128,047
Net Assets
Beginning of Year	7,311	117,661	291,184
End of Year	$11,067	$116,738	$419,231
	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
From Operations
Net investment income (loss)	$(294)	$(251)	$923
Net realized gain (loss) on investments	1,336	1,927	52
Net unrealized appreciation (depreciation) of investments during the period	9,793	1,699	4,295
Net increase (decrease) in net assets resulting from operations	10,835	3,375	5,270
From Variable Annuity Contract Transactions
Contract owners' net payments	1,448	927	1,480
Contract maintenance fees	(314)	(188)	(143)
Surrenders	(11,144)	(2,700)	(6,718)
Death benefits	(1,311)	(305)	(967)
Transfer (to) from other portfolios	(2,886)	35	(1,267)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(14,207)	(2,231)	(7,615)
Total increase (decrease) in net assets	(3,372)	1,144	(2,345)
Net Assets
Beginning of Year	86,373	25,880	48,403
End of Year	$83,001	$27,024	$46,058

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Net investment income (loss)	$290	$25	$(504)
Net realized gain (loss) on investments	894	121	2,153
Net unrealized appreciation (depreciation) of investments during the period	3,590	1,323	6,660
Net increase (decrease) in net assets resulting from operations	4,774	1,469	8,309
From Variable Annuity Contract Transactions
Contract owners' net payments	727	4,322	38,026
Contract maintenance fees	(247)	(102)	(909)
Surrenders	(1,649)	(721)	(3,470)
Death benefits	(271)	(41)	(728)
Transfer (to) from other portfolios	396	2,136	26,132
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,044)	5,594	59,051
Total increase (decrease) in net assets	3,730	7,063	67,360
Net Assets
Beginning of Year	24,685	9,655	71,068
End of Year	$28,415	$16,718	$138,428
	Fidelity Index 500 Portfolio SC2	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2
From Operations
Net investment income (loss)	$365	$(19)	$271
Net realized gain (loss) on investments	749	90	2,598
Net unrealized appreciation (depreciation) of investments during the period	4,161	272	16,005
Net increase (decrease) in net assets resulting from operations	5,275	343	18,874
From Variable Annuity Contract Transactions
Contract owners' net payments	9,768	1	31,870
Contract maintenance fees	(323)	(8)	(1,043)
Surrenders	(2,713)	(168)	(8,860)
Death benefits	(634)	(28)	(1,383)
Transfer (to) from other portfolios	1,703	(291)	12,725
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,801	(494)	33,309
Total increase (decrease) in net assets	13,076	(151)	52,183
Net Assets
Beginning of Year	34,615	2,727	119,890
End of Year	$47,691	$2,576	$172,073

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2
From Operations
Net investment income (loss)	$(863)	$174	$1,465
Net realized gain (loss) on investments	15,924	708	3,539
Net unrealized appreciation (depreciation) of investments during the period	871	583	(258)
Net increase (decrease) in net assets resulting from operations	15,932	1,465	4,746
From Variable Annuity Contract Transactions
Contract owners' net payments	53,834	25	22,105
Contract maintenance fees	(1,169)	(53)	(901)
Surrenders	(6,653)	(803)	(6,154)
Death benefits	(949)	(244)	(1,218)
Transfer (to) from other portfolios	39,835	(467)	19,085
Net increase (decrease) in net assets resulting from variable annuity contract transactions	84,898	(1,542)	32,917
Total increase (decrease) in net assets	100,830	(77)	37,663
Net Assets
Beginning of Year	93,489	9,782	95,617
End of Year	$194,319	$9,705	$133,280
	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth Securities
From Operations
Net investment income (loss)	$5	$12	$(154)
Net realized gain (loss) on investments	24	32	125
Net unrealized appreciation (depreciation) of investments during the period	73	150	969
Net increase (decrease) in net assets resulting from operations	102	194	940
From Variable Annuity Contract Transactions
Contract owners' net payments	1	4	2,019
Contract maintenance fees	(4)	(12)	(84)
Surrenders	(51)	(36)	(793)
Death benefits	(12)	—	(152)
Transfer (to) from other portfolios	(27)	(17)	1,756
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(93)	(61)	2,746
Total increase (decrease) in net assets	9	133	3,686
Net Assets
Beginning of Year	996	1,670	11,462
End of Year	$1,005	$1,803	$15,148

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Net investment income (loss)	$8,956	$1,091	$(197)
Net realized gain (loss) on investments	2,127	3,707	1,334
Net unrealized appreciation (depreciation) of investments during the period	7,228	17,888	292
Net increase (decrease) in net assets resulting from operations	18,311	22,686	1,429
From Variable Annuity Contract Transactions
Contract owners' net payments	28,320	45,980	2,424
Contract maintenance fees	(1,036)	(1,782)	(117)
Surrenders	(13,002)	(12,168)	(804)
Death benefits	(2,361)	(2,008)	(282)
Transfer (to) from other portfolios	12,587	27,846	1,604
Net increase (decrease) in net assets resulting from variable annuity contract transactions	24,508	57,868	2,825
Total increase (decrease) in net assets	42,819	80,554	4,254
Net Assets
Beginning of Year	150,680	185,418	14,220
End of Year	$193,499	$265,972	$18,474
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Net investment income (loss)	$(135)	$4,957	$1,456
Net realized gain (loss) on investments	273	89	(478)
Net unrealized appreciation (depreciation) of investments during the period	6,050	(2,885)	24,877
Net increase (decrease) in net assets resulting from operations	6,188	2,161	25,855
From Variable Annuity Contract Transactions
Contract owners' net payments	4,445	90,797	10,122
Contract maintenance fees	(291)	(2,927)	(954)
Surrenders	(1,124)	(15,359)	(7,232)
Death benefits	(250)	(3,359)	(1,232)
Transfer (to) from other portfolios	4,131	92,118	16,133
Net increase (decrease) in net assets resulting from variable annuity contract transactions	6,911	161,270	16,837
Total increase (decrease) in net assets	13,099	163,431	42,692
Net Assets
Beginning of Year	31,288	270,669	115,070
End of Year	$44,387	$434,100	$157,762

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
From Operations
Net investment income (loss)	$2,138	$8,685	$(6)
Net realized gain (loss) on investments	739	862	—
Net unrealized appreciation (depreciation) of investments during the period	14,562	12,752	168
Net increase (decrease) in net assets resulting from operations	17,439	22,299	162
From Variable Annuity Contract Transactions
Contract owners' net payments	7,642	52,994	1,919
Contract maintenance fees	(811)	(1,285)	(7)
Surrenders	(6,140)	(9,539)	(14)
Death benefits	(1,130)	(1,361)	—
Transfer (to) from other portfolios	9,491	33,234	554
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,052	74,043	2,452
Total increase (decrease) in net assets	26,491	96,342	2,614
Net Assets
Beginning of Year	93,795	130,435	—
End of Year	$120,286	$226,777	$2,614
	Mutual Shares Securities	American Asset Allocation Fund Class 2	Legg Mason ClearBridge Variable Mid Cap Core II
From Operations
Net investment income (loss)	$5,114	$593	$(97)
Net realized gain (loss) on investments	3,727	1,138	775
Net unrealized appreciation (depreciation) of investments during the period	47,170	6,842	2,959
Net increase (decrease) in net assets resulting from operations	56,011	8,573	3,637
From Variable Annuity Contract Transactions
Contract owners' net payments	87,736	2,064	9,872
Contract maintenance fees	(3,613)	(370)	(234)
Surrenders	(21,902)	(3,844)	(840)
Death benefits	(4,172)	(1,173)	(156)
Transfer (to) from other portfolios	62,555	2,349	5,790
Net increase (decrease) in net assets resulting from variable annuity contract transactions	120,604	(974)	14,432
Total increase (decrease) in net assets	176,615	7,599	18,069
Net Assets
Beginning of Year	380,902	56,603	17,750
End of Year	$557,517	$64,202	$35,819

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Legg Mason ClearBridge Variable Small Cap Growth II	Legg Mason Dynamic Multi-Strategy VIT Portfolio II	PIMCO VIT Long-Term US Government Advisor
From Operations
Net investment income (loss)	$(34)	$62	$75
Net realized gain (loss) on investments	195	—	1,237
Net unrealized appreciation (depreciation) of investments during the period	269	62	(1,082)
Net increase (decrease) in net assets resulting from operations	430	124	230
From Variable Annuity Contract Transactions
Contract owners' net payments	1,536	5,642	4,125
Contract maintenance fees	(21)	(19)	(74)
Surrenders	(91)	(66)	(514)
Death benefits	(11)	(6)	(24)
Transfer (to) from other portfolios	820	1,264	1,671
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,233	6,815	5,184
Total increase (decrease) in net assets	2,663	6,939	5,414
Net Assets
Beginning of Year	2,110	—	7,144
End of Year	$4,773	$6,939	$12,558
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
From Operations
Net investment income (loss)	$264	$(575)	$(186)
Net realized gain (loss) on investments	45	12,613	103
Net unrealized appreciation (depreciation) of investments during the period	1,884	188	516
Net increase (decrease) in net assets resulting from operations	2,193	12,226	433
From Variable Annuity Contract Transactions
Contract owners' net payments	15,096	68,497	10,821
Contract maintenance fees	(420)	(1,638)	(291)
Surrenders	(4,190)	(6,507)	(7,774)
Death benefits	(593)	(1,391)	(494)
Transfer (to) from other portfolios	15,334	47,380	17,820
Net increase (decrease) in net assets resulting from variable annuity contract transactions	25,227	106,341	20,082
Total increase (decrease) in net assets	27,420	118,567	20,515
Net Assets
Beginning of Year	41,152	131,420	27,210
End of Year	$68,572	$249,987	$47,725

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC
From Operations
Net investment income (loss)	$7,367	$98	$(202)
Net realized gain (loss) on investments	12,996	—	502
Net unrealized appreciation (depreciation) of investments during the period	22,596	21	712
Net increase (decrease) in net assets resulting from operations	42,959	119	1,012
From Variable Annuity Contract Transactions
Contract owners' net payments	129,198	3,527	5,577
Contract maintenance fees	(4,693)	(10)	(138)
Surrenders	(22,238)	(19)	(475)
Death benefits	(4,898)	—	(138)
Transfer (to) from other portfolios	122,824	783	2,973
Net increase (decrease) in net assets resulting from variable annuity contract transactions	220,193	4,281	7,799
Total increase (decrease) in net assets	263,152	4,400	8,811
Net Assets
Beginning of Year	429,278	—	12,807
End of Year	$692,430	$4,400	$21,618

Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$(1,158)
Net realized gain (loss) on investments	3,458
Net unrealized appreciation (depreciation) of investments during the period	7,475
Net increase (decrease) in net assets resulting from operations	9,775
From Variable Annuity Contract Transactions
Contract owners' net payments	36,993
Contract maintenance fees	(874)
Surrenders	(2,992)
Death benefits	(524)
Transfer (to) from other portfolios	22,988
Net increase (decrease) in net assets resulting from variable annuity contract transactions	55,591
Total increase (decrease) in net assets	65,366
Net Assets
Beginning of Year	68,884
End of Year	$134,250

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

1.  ORGANIZATION

The Protective Variable Annuity Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on March 14, 1994. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") issued by Protective Life are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Protective Variable Annuity	Protective Values Access
Elements Classic	Protective Rewards B2A
Elements Access	Protective Rewards II
Elements Plus	Protective Access
Protective Advantage	Protective Rewards Elite
Protective Variable Annuity II	Protective Access XL
Mileage Credit	Protective Dimensions
Protective Values	Protective Variable Annuity (2012) L,B,C Series
Protective Values Advantage	Protective Investors Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

During the years ended December 31, 2013 and 2012, assets were invested in one hundred five subaccounts.

Subaccounts

Goldman Sachs Large Cap Value
Goldman Sachs Strategic International Equity
Goldman Sachs Structured US Equity
Goldman Sachs Structured Small Cap Equity
Goldman Sachs Strategic Growth
Goldman Sachs Mid Cap Value(a)
Goldman Sachs Strategic Growth SC
Goldman Sachs Large Cap Value Fund SC(a)
Goldman Sachs Strategic International Equity SC
Goldman Sachs Structured Small Cap Equity SC
Goldman Sachs Structured US Equity SC
Goldman Sachs VIT Growth Opportunities SC
Goldman Sachs Mid Cap Value SC
Goldman Sachs Global Markets Navigator SC(b)
Calvert VP SRI Balanced(a)
MFS Growth Series IC
MFS Research IC
MFS Investors Trust IC
MFS Total Return IC
MFS New Discovery IC
MFS Utilities IC
MFS Investors Growth Stock IC
MFS Growth Series SC
MFS Research SC
MFS Investors Trust SC
MFS Total Return SC
MFS New Discovery SC
MFS Utilities SC
MFS Investors Growth Stock SC
MFS VIT Research Bond SC
MFS VIT Value SC
MFS VIT II Emerging Markets Equity SC
MFS VIT II International Value SC
Oppenheimer Money Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA(d)
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer Global Fund/VA(d)

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Oppenheimer High Income Fund/VA(e)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC(d)
Oppenheimer Capital Appreciation Fund/VA SC
Oppenheimer Main Street Fund/VA SC
Oppenheimer Global Strategic Income Fund/VA SC
Oppenheimer Global Fund/VA SC(d)
Oppenheimer High Income Fund/VA SC(e)
Van Eck Global Hard Asset(a)
Invesco VI American Franchise(d)
Invesco VI Comstock(d)
Invesco VI Growth & Income(d)
Invesco VI Mid-Cap Growth II(d)
Invesco VI Equity and Income II(d)
Invesco VI American Franchise II(d)
Invesco VI Comstock II(d)
Invesco VI Growth & Income II(d)
Invesco VI American Value II(d)
Invesco VI Balanced Risk Allocation II
Invesco VI Government Securities II
Invesco VI International Growth II
Invesco VI Global Real Estate II
Invesco VI Small Cap Equity II
UIF Global Real Estate II(a)
Lord Abbett Growth & Income(a)
Lord Abbett Bond Debenture
Lord Abbett Mid Cap Stock
Lord Abbett Growth Opportunities
Lord Abbett Calibrated Dividend Growth
Lord Abbett International Opportunities(a)
Lord Abbett Classic Stock
Lord Abbett Series Fundamental Equity VC
Fidelity Index 500 Portfolio SC2
Fidelity Growth Portfolio SC2
Fidelity Contrafund Portfolio SC2
Fidelity Mid Cap SC2
Fidelity Equity Income SC2
Fidelity Investment Grade Bonds SC2
Fidelity Freedom Fund - 2015 Maturity SC2
Fidelity Freedom Fund - 2020 Maturity SC2
Franklin Flex Cap Growth Securities
Franklin Income Securities
Franklin Rising Dividend Securities
Franklin Small-Mid Cap Growth Securities
Franklin Small Cap Value Securities CL 2
Franklin US Government Fund
Templeton Growth Securities
Templeton Foreign Securities
Templeton Global Bond Securities Fund II
Templeton Developing Markets Sec CL2
Mutual Shares Securities
American Asset Allocation Fund Class 2(a)
ClearBridge Variable Mid Cap Core II(d)
ClearBridge Variable Small Cap Growth II(d)
Legg Mason Dynamic Multi-Strategy VIT II
PIMCO VIT Long-Term US Government Advisor
PIMCO VIT Low Duration Advisor
PIMCO VIT Real Return Advisor
PIMCO VIT Short-Term Advisor
PIMCO VIT Total Return Advisor
PIMCO VIT All Asset Advisor
PIMCO VIT Global Diversified Allocation Portfolio(b)
Royce Capital Fund Micro-Cap SC
Royce Capital Fund Small-Cap SC
Guggenheim Floating Rate Strategies (Series F)(c)
Rydex Inverse Government Long Bond(c)
Rydex Commodities Strategy(c)

(a)  Not available for new contracts.

(b)  New funds added May 1, 2013

(c)  New funds added November 4, 2013

(d)  Fund name changed. See below.

(e)  Fund closed in 2012.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

1.  ORGANIZATION — (Continued)

Old Fund Name	New Fund Name
Legg Mason ClearBridge Variable Mid Cap	ClearBridge Variable Mid Cap Core II Core II
Legg Mason ClearBridge Variable Small Cap	ClearBridge Variable Small Cap Growth II Growth II
Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Securities Fund/VA	Oppenheimer Global Fund/VA
Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
Oppenheimer Global Securities Fund/VA SC	Oppenheimer Global Fund/VA SC
Invesco Van Kampen VI American Franchise	Invesco VI American Franchise
Invesco Van Kampen VI Comstock	Invesco VI Comstock
Invesco Van Kampen VI Growth & Income	Invesco VI Growth & Income
Invesco Van Kampen VI Mid-Cap Growth II	Invesco VI Mid-Cap Growth II
Invesco Van Kampen VI Equity and Income II	Invesco VI Equity and Income II
Invesco Van Kampen VI American Franchise II	Invesco VI American Franchise II
Invesco Van Kampen VI Comstock II	Invesco VI Comstock II
Invesco Van Kampen VI Growth & Income II	Invesco VI Growth & Income II
Invesco Van Kampen VI American Value II	Invesco VI American Value II

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

Contract owners may allocate some or all of applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2013 was approximately $288.8 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and between the subaccounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the parent company of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2013. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential. As of December 31, 2013, there are 25 polices in the annuity payout phase with net assets of approximately $1.4 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statements of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	9	(742)	(733)	—	(1,041)	(1,041)
Goldman Sachs Strategic International Equity	1	(580)	(579)	13	(690)	(677)
Goldman Sachs Structured US Equity	—	(269)	(269)	2	(340)	(338)
Goldman Sachs Structured Small Cap Equity	2	(234)	(232)	1	(280)	(279)
Goldman Sachs Strategic Growth	7	(405)	(398)	18	(668)	(650)
Goldman Sachs Mid Cap Value	14	(134)	(120)	10	(191)	(181)
Goldman Sachs Strategic Growth SC	1,598	(416)	1,182	2,848	(26)	2,822
Goldman Sachs Large Cap Value Fund SC	1	(2,246)	(2,245)	1,573	(652)	921
Goldman Sachs Strategic International Equity SC	33	(748)	(715)	242	(499)	(257)
Goldman Sachs Structured Small Cap Equity SC	—	(253)	(253)	5	(232)	(227)
Goldman Sachs Structured US Equity SC	1	(8)	(7)	—	(8)	(8)
Goldman Sachs VIT Growth Opportunities SC	40	(563)	(523)	277	(264)	13
Goldman Sachs Mid Cap Value SC	1,688	(109)	1,579	3,618	(3)	3,615
Goldman Sachs Global Markets Navigator SC	308	(8)	300	—	—	—
Calvert VP SRI Balanced	—	(15)	(15)	—	(27)	(27)
MFS Growth Series IC	10	(43)	(33)	16	(69)	(53)
MFS Research IC	23	(82)	(59)	16	(120)	(104)
MFS Investors Trust IC	5	(101)	(96)	9	(122)	(113)
MFS Total Return IC	16	(279)	(263)	23	(409)	(386)
MFS New Discovery IC	12	(17)	(5)	3	(31)	(28)
MFS Utilities IC	4	(33)	(29)	4	(54)	(50)
MFS Investors Growth Stock IC	1	(59)	(58)	4	(72)	(68)
MFS Growth Series SC	2,460	(81)	2,379	2,871	(17)	2,854
MFS Research SC	106	(63)	43	154	(56)	98
MFS Investors Trust SC	3,260	(24)	3,236	3,875	(2)	3,873
MFS Total Return SC	517	(345)	172	654	(277)	377
MFS New Discovery SC	1,527	(150)	1,377	2,662	(22)	2,640
MFS Utilities SC	1,049	(113)	936	1,509	(72)	1,437
MFS Investors Growth Stock SC	23	(873)	(850)	135	(793)	(658)
MFS VIT Research Bond SC	16,634	(23)	16,611	16,962	—	16,962
MFS VIT Value SC	4,909	(257)	4,652	9,799	(8)	9,791
MFS VIT II Emerging Markets Equity SC	481	(241)	240	250	(14)	236
MFS VIT II International Value SC	3,753	(36)	3,717	2,855	—	2,855

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Money Fund/VA	42,162	(41,861)	301	31,632	(25,012)	6,620
Oppenheimer Discovery Mid Cap Growth Fund/VA	4	(27)	(23)	5	(36)	(31)
Oppenheimer Capital Appreciation Fund/VA	2	(80)	(78)	2	(135)	(133)
Oppenheimer Main Street Fund/VA	5	(133)	(128)	6	(172)	(166)
Oppenheimer Global Strategic Income Fund/VA	7	(168)	(161)	72	(246)	(174)
Oppenheimer Global Fund/VA	4	(74)	(70)	8	(119)	(111)
Oppenheimer High Income Fund/VA	—	—	—	16	(355)	(339)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	4	(11)	(7)	7	(22)	(15)
Oppenheimer Capital Appreciation Fund/VA SC	63	(266)	(203)	93	(257)	(164)
Oppenheimer Main Street Fund/VA SC	248	(85)	163	262	(49)	213
Oppenheimer Global Strategic Income Fund/VA SC	6,715	(149)	6,566	6,818	(9)	6,809
Oppenheimer Global Fund/VA SC	1,139	(504)	635	6,251	(3)	6,248
Oppenheimer High Income Fund/VA SC	—	—	—	47	(416)	(369)
Van Eck Global Hard Asset	1	(1)	—	1	(1)	—
Invesco VI American Franchise	10	(195)	(185)	3	(243)	(240)
Invesco VI Comstock	3	(372)	(369)	4	(552)	(548)
Invesco VI Growth & Income	13	(491)	(478)	14	(593)	(579)
Invesco VI Mid-Cap Growth II	215	(352)	(137)	348	(171)	177
Invesco VI Equity and Income II	1,724	(161)	1,563	2,294	(111)	2,183
Invesco VI American Franchise II	8	(71)	(63)	8	(109)	(101)
Invesco VI Comstock II	194	(1,372)	(1,178)	1,040	(347)	693
Invesco VI Growth & Income II	4,531	(277)	4,254	10,216	—	10,216
Invesco VI American Value II	1,863	(2)	1,861	1,474	(13)	1,461
Invesco VI Balanced Risk Allocation II	3,676	(610)	3,066	2,267	(99)	2,168
Invesco VI Government Securities II	636	(601)	35	545	(1,014)	(469)
Invesco VI International Growth II	3,707	(1)	3,706	2,378	(20)	2,358
Invesco VI Global Real Estate II	689	(288)	401	297	(9)	288
Invesco VI Small Cap Equity II	510	—	510	347	—	347
UIF Global Real Estate II	122	(205)	(83)	261	(101)	160
Lord Abbett Growth & Income	33	(1,668)	(1,635)	169	(1,187)	(1,018)
Lord Abbett Bond Debenture	8,401	(241)	8,160	8,491	(76)	8,415
Lord Abbett Mid Cap Stock	15	(882)	(867)	23	(967)	(944)
Lord Abbett Growth Opportunities	43	(199)	(156)	103	(190)	(87)
Lord Abbett Calibrated Dividend Growth	256	(275)	(19)	60	(461)	(401)
Lord Abbett International Opportunities	35	(411)	(376)	127	(222)	(95)

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Classic Stock	355	(73)	282	573	(38)	535
Lord Abbett Series Fundamental Equity VC	2,771	(160)	2,611	5,575	—	5,575
Fidelity Index 500 Portfolio SC2	1,025	(439)	586	1,101	(306)	795
Fidelity Growth Portfolio SC2	27	(38)	(11)	20	(61)	(41)
Fidelity Contrafund Portfolio SC2	2,550	(510)	2,040	3,298	(106)	3,192
Fidelity Mid Cap SC2	3,981	(216)	3,765	8,045	(24)	8,021
Fidelity Equity Income SC2	16	(123)	(107)	23	(148)	(125)
Fidelity Investment Grade Bonds SC2	2,435	(305)	2,130	3,040	(47)	2,993
Fidelity Freedom Fund - 2015 Maturity SC2	6	(12)	(6)	2	(10)	(8)
Fidelity Freedom Fund - 2020 Maturity SC2	1	(17)	(16)	1	(6)	(5)
Franklin Flex Cap Growth Securities	209	(103)	106	342	(75)	267
Franklin Income Securities	2,650	(346)	2,304	2,727	(239)	2,488
Franklin Rising Dividend Securities	2,754	(443)	2,311	5,527	(112)	5,415
Franklin Small-Mid Cap Growth Securities	331	(171)	160	371	(85)	286
Franklin Small Cap Value Securities CL 2	199	(379)	(180)	753	(106)	647
Franklin US Government Fund	14,290	(273)	14,017	15,214	(21)	15,193
Templeton Growth Securities	58	(2,002)	(1,944)	2,328	(517)	1,811
Templeton Foreign Securities	381	(775)	(394)	1,354	(366)	988
Templeton Global Bond Securities Fund II	8,143	(319)	7,824	6,748	(6)	6,742
Templeton Developing Markets Sec CL2	470	(300)	170	265	(1)	264
Mutual Shares Securities	3,568	(596)	2,972	11,540	(13)	11,527
American Asset Allocation Fund Class 2	96	(588)	(492)	365	(362)	3
ClearBridge Variable Mid Cap Core II	725	(118)	607	1,322	(2)	1,320
ClearBridge Variable Small Cap Growth II	295	(60)	235	205	(24)	181
Legg Mason Dynamic Multi-Strategy VIT II	1,944	(27)	1,917	690	(3)	687
PIMCO VIT Long-Term US Government Advisor	345	(302)	43	532	(98)	434
PIMCO VIT Low Duration Advisor	2,277	(470)	1,807	2,701	(264)	2,437
PIMCO VIT Real Return Advisor	9,729	(438)	9,291	9,598	(36)	9,562
PIMCO VIT Short-Term Advisor	4,177	(632)	3,545	2,669	(675)	1,994
PIMCO VIT Total Return Advisor	14,917	(1,053)	13,864	20,648	(148)	20,500
PIMCO VIT All Asset Advisor	831	(636)	195	418	(7)	411
PIMCO VIT Global Diversified Allocation Portfolio	67	(9)	58	—	—	—
Royce Capital Fund Micro-Cap SC	519	(135)	384	875	(79)	796
Royce Capital Fund Small-Cap SC	2,620	(314)	2,306	5,251	(12)	5,239
Guggenheim Floating Rate Strategies (Series F)	8	—	8	—	—	—
Rydex Inverse Government Long Bond	1	—	1	—	—	—
Rydex Commodities Strategy	1	—	1	—	—	—

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS

At December 31, 2013, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	5,692,892	$56,921	$71,674	$12.59
Goldman Sachs Strategic International Equity	4,441,587	54,010	46,326	10.43
Goldman Sachs Structured US Equity	2,356,704	21,006	38,933	16.52
Goldman Sachs Structured Small Cap Equity	2,399,596	30,777	36,162	15.07
Goldman Sachs Strategic Growth	2,477,636	24,174	43,705	17.64
Goldman Sachs Mid Cap Value	578,654	8,879	10,786	18.64
Goldman Sachs Strategic Growth SC	9,715,389	123,421	171,088	17.61
Goldman Sachs Large Cap Value Fund SC	14,456,507	139,393	181,863	12.58
Goldman Sachs Strategic International Equity SC	5,993,956	43,614	62,577	10.44
Goldman Sachs Structured Small Cap Equity SC	1,689,279	13,594	25,339	15.00
Goldman Sachs Structured US Equity SC	53,854	467	891	16.55
Goldman Sachs VIT Growth Opportunities SC	8,788,059	58,337	75,402	8.58
Goldman Sachs Mid Cap Value SC	7,555,268	114,292	140,981	18.66
Goldman Sachs Global Markets Navigator SC	284,783	3,219	3,266	11.47
Calvert VP SRI Balanced	849,054	1,771	1,730	2.04
MFS Growth Series IC	145,375	2,950	5,680	39.07
MFS Research IC	271,757	4,938	7,810	28.74
MFS Investors Trust IC	319,004	5,839	9,554	29.95
MFS Total Return IC	1,431,219	25,629	33,548	23.44
MFS New Discovery IC	167,652	2,301	3,700	22.07
MFS Utilities IC	160,696	3,425	5,123	31.88
MFS Investors Growth Stock IC	169,067	2,359	2,590	15.32
MFS Growth Series SC	2,820,879	79,087	107,814	38.22
MFS Research SC	246,044	4,768	7,010	28.49
MFS Investors Trust SC	5,493,169	122,749	163,257	29.72
MFS Total Return SC	4,500,253	86,254	104,046	23.12
MFS New Discovery SC	7,535,675	112,056	158,400	21.02
MFS Utilities SC	2,388,467	61,796	75,165	31.47
MFS Investors Growth Stock SC	4,738,724	44,704	70,891	14.96
MFS VIT Research Bond SC	49,735,219	641,511	642,579	12.92
MFS VIT Value SC	24,793,359	339,356	471,818	19.03
MFS VIT II Emerging Markets Equity SC	312,612	4,641	4,467	14.29
MFS VIT II International Value SC	4,064,903	73,718	87,721	21.58
Oppenheimer Money Fund/VA	116,188,052	116,188	116,188	1.00
Oppenheimer Discovery Mid Cap Growth Fund/VA	44,865	2,287	3,343	74.51
Oppenheimer Capital Appreciation Fund/VA	173,330	6,874	10,032	57.88

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Oppenheimer Main Street Fund/VA	415,989	$8,932	$12,996	$31.24
Oppenheimer Global Strategic Income Fund/VA	3,379,109	16,710	18,180	5.38
Oppenheimer Global Fund/VA	295,696	7,912	12,082	40.86
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	14,179	578	1,024	72.22
Oppenheimer Capital Appreciation Fund/VA SC	695,191	22,624	39,883	57.37
Oppenheimer Main Street Fund/VA SC	611,279	13,150	18,944	30.99
Oppenheimer Global Strategic Income Fund/VA SC	77,652,858	424,961	427,091	5.50
Oppenheimer Global Fund/VA SC	9,859,616	289,107	399,019	40.47
Van Eck Global Hard Asset	10,392	156	326	31.39
Invesco VI American Franchise	138,057	6,510	6,990	50.63
Invesco VI Comstock	2,435,119	27,187	43,223	17.75
Invesco VI Growth & Income	1,766,850	29,017	46,450	26.29
Invesco VI Mid-Cap Growth II	7,999,800	28,951	42,639	5.33
Invesco VI Equity and Income II	12,746,586	179,776	236,067	18.52
Invesco VI American Franchise II	87,248	2,118	4,326	49.58
Invesco VI Comstock II	12,527,943	149,589	221,494	17.68
Invesco VI Growth & Income II	23,252,932	444,586	609,924	26.23
Invesco VI American Value II	2,847,520	45,072	56,182	19.73
Invesco VI Balanced Risk Allocation II	5,764,056	71,385	70,321	12.20
Invesco VI Government Securities II	9,145,334	106,638	105,537	11.54
Invesco VI International Growth II	2,326,576	70,612	81,151	34.88
Invesco VI Global Real Estate II	526,266	7,999	7,841	14.90
Invesco VI Small Cap Equity II	470,066	9,358	11,681	24.85
UIF Global Real Estate II	1,096,300	8,686	10,250	9.35
Lord Abbett Growth & Income	3,882,102	87,088	129,041	33.24
Lord Abbett Bond Debenture	44,381,582	538,026	546,337	12.31
Lord Abbett Mid Cap Stock	3,820,180	68,348	89,507	23.43
Lord Abbett Growth Opportunities	2,113,256	27,197	32,227	15.25
Lord Abbett Calibrated Dividend Growth	3,392,420	46,703	55,195	16.27
Lord Abbett International Opportunities	3,166,680	20,722	31,920	10.08
Lord Abbett Classic Stock	1,703,531	20,823	25,161	14.77
Lord Abbett Series Fundamental Equity VC	10,549,497	190,570	221,856	21.03
Fidelity Index 500 Portfolio SC2	379,295	54,079	70,003	184.56
Fidelity Growth Portfolio SC2	58,246	1,957	3,295	56.57
Fidelity Contrafund Portfolio SC2	7,362,637	187,966	248,636	33.77
Fidelity Mid Cap SC2	8,671,782	271,371	308,715	35.60
Fidelity Equity Income SC2	458,555	8,976	10,492	22.88
Fidelity Investment Grade Bonds SC2	12,501,537	157,988	151,144	12.09

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Fidelity Freedom Fund - 2015 Maturity SC2	87,425	$850	$1,081	$12.37
Fidelity Freedom Fund - 2020 Maturity SC2	147,277	1,378	1,847	12.54
Franklin Flex Cap Growth Securities	1,208,315	14,791	21,883	18.11
Franklin Income Securities	15,213,932	234,188	244,488	16.07
Franklin Rising Dividend Securities	13,391,830	261,339	369,882	27.62
Franklin Small-Mid Cap Growth Securities	997,050	20,222	27,080	27.16
Franklin Small Cap Value Securities CL 2	2,325,856	36,498	55,983	24.07
Franklin US Government Fund	44,286,886	580,837	560,229	12.65
Templeton Growth Securities	11,616,242	133,035	176,915	15.23
Templeton Foreign Securities	8,129,549	116,326	140,153	17.24
Templeton Global Bond Securities Fund II	16,965,954	317,820	315,567	18.60
Templeton Developing Markets Sec CL2	413,515	4,206	4,214	10.19
Mutual Shares Securities	34,560,039	577,582	747,534	21.63
American Asset Allocation Fund Class 2	3,151,375	47,353	70,370	22.33
ClearBridge Variable Mid Cap Core II	3,050,984	43,519	56,901	18.65
ClearBridge Variable Small Cap Growth II	472,287	8,552	11,118	23.54
Legg Mason Dynamic Multi-Strategy VIT II	2,432,481	27,786	30,601	12.58
PIMCO VIT Long-Term US Government Advisor	1,113,076	13,770	11,064	9.94
PIMCO VIT Low Duration Advisor	8,126,207	85,735	86,219	10.61
PIMCO VIT Real Return Advisor	25,234,893	350,023	317,960	12.60
PIMCO VIT Short-Term Advisor	8,072,761	82,621	82,907	10.27
PIMCO VIT Total Return Advisor	74,544,468	842,957	818,498	10.98
PIMCO VIT All Asset Advisor	584,045	6,703	6,413	10.98
PIMCO VIT Global Diversified Allocation Portfolio	59,090	626	615	10.40
Royce Capital Fund Micro-Cap SC	2,357,761	26,139	29,991	12.72
Royce Capital Fund Small-Cap SC	15,246,453	164,135	209,486	13.74
Guggenheim Floating Rate Strategies (Series F)	3,266	83	84	25.62
Rydex Inverse Government Long Bond	617	7	7	10.65
Rydex Commodities Strategy	609	7	7	10.85

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

During the year ended December 31, 2013, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Shares purchased	53,679	23,357	9,993	10,011	25,398	21,333
Shares received from reinvestment of dividends and capital gain distributions	696,720	79,587	24,739	303,177	96,845	49,199
Total shares acquired	750,399	102,944	34,732	313,188	122,243	70,532
Shares redeemed	(1,257,157)	(957,012)	(535,431)	(494,179)	(527,615)	(168,806)
Net increase (decrease) in shares owned	(506,758)	(854,068)	(500,699)	(180,991)	(405,372)	(98,274)
Shares owned, beginning of period	6,199,650	5,295,655	2,857,403	2,580,587	2,883,008	676,928
Shares owned, end of period	5,692,892	4,441,587	2,356,704	2,399,596	2,477,636	578,654
Cost of shares acquired (000's)	$9,225	$1,025	$540	$4,608	$2,060	$1,270
Proceeds from sales (000's)	$15,788	$9,077	$7,655	$7,350	$8,329	$3,006
Fund Name	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Shares purchased	1,927,977	43,648	255,799	2,747	553	385,488
Shares received from reinvestment of dividends and capital gain distributions	358,574	1,736,270	92,616	210,896	442	559,910
Total shares acquired	2,286,551	1,779,918	348,415	213,643	995	945,398
Shares redeemed	(1,142,875)	(2,416,554)	(1,023,556)	(280,956)	(10,862)	(1,557,458)
Net increase (decrease) in shares owned	1,143,676	(636,636)	(675,141)	(67,313)	(9,867)	(612,060)
Shares owned, beginning of period	8,571,713	15,093,143	6,669,097	1,756,592	63,721	9,400,119
Shares owned, end of period	9,715,389	14,456,507	5,993,956	1,689,279	53,854	8,788,059
Cost of shares acquired (000's)	$35,396	$21,824	$3,352	$3,120	$15	$7,720
Proceeds from sales (000's)	$18,408	$30,313	$9,718	$4,237	$161	$12,519
Fund Name	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
Shares purchased	1,759,665	294,261	3,836	7,441	19,710	5,175
Shares received from reinvestment of dividends and capital gain distributions	625,825	7,018	81,453	1,437	1,661	3,700
Total shares acquired	2,385,490	301,279	85,289	8,878	21,371	8,875
Shares redeemed	(715,339)	(16,496)	(132,035)	(29,751)	(67,931)	(74,096)
Net increase (decrease) in shares owned	1,670,151	284,783	(46,746)	(20,873)	(46,560)	(65,221)
Shares owned, beginning of period	5,885,117	0	895,800	166,248	318,317	384,225
Shares owned, end of period	7,555,268	284,783	849,054	145,375	271,757	319,004
Cost of shares acquired (000's)	$42,324	$3,405	$172	$303	$521	$232
Proceeds from sales (000's)	$12,875	$186	$275	$965	$1,718	$1,931

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC
Shares purchased	28,079	21,871	4,268	779	1,151,633	76,522
Shares received from reinvestment of dividends and capital gain distributions	27,278	1,389	7,086	6,680	22,552	1,292
Total shares acquired	55,357	23,260	11,354	7,459	1,174,185	77,814
Shares redeemed	(305,335)	(32,273)	(36,359)	(40,916)	(198,313)	(62,013)
Net increase (decrease) in shares owned	(249,978)	(9,013)	(25,005)	(33,457)	975,872	15,801
Shares owned, beginning of period	1,681,197	176,665	185,701	202,524	1,845,007	230,243
Shares owned, end of period	1,431,219	167,652	160,696	169,067	2,820,879	246,044
Cost of shares acquired (000's)	$1,207	$403	$341	$102	$38,015	$1,954
Proceeds from sales (000's)	$6,669	$600	$1,104	$561	$6,633	$1,551
Fund Name	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC	MFS VIT Research Bond SC
Shares purchased	1,966,860	703,045	1,687,754	581,689	168,592	14,421,647
Shares received from reinvestment of dividends and capital gain distributions	50,207	76,479	63,466	97,605	178,680	723,815
Total shares acquired	2,017,067	779,524	1,751,220	679,294	347,272	15,145,462
Shares redeemed	(424,062)	(809,571)	(1,039,170)	(298,647)	(831,018)	(1,297,245)
Net increase (decrease) in shares owned	1,593,005	(30,047)	712,050	380,647	(483,746)	13,848,217
Shares owned, beginning of period	3,900,164	4,530,300	6,823,625	2,007,820	5,222,470	35,887,002
Shares owned, end of period	5,493,169	4,500,253	7,535,675	2,388,467	4,738,724	49,735,219
Cost of shares acquired (000's)	$52,080	$16,761	$30,656	$20,232	$4,624	$197,964
Proceeds from sales (000's)	$11,268	$17,531	$18,920	$8,968	$11,201	$16,959
Fund Name	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Shares purchased	5,681,054	338,658	2,302,692	120,847,104	1,252	1,303
Shares received from reinvestment of dividends and capital gain distributions	315,545	5,510	45,974	15,151	6	1,873
Total shares acquired	5,996,599	344,168	2,348,666	120,862,255	1,258	3,176
Shares redeemed	(2,328,453)	(186,003)	(42,271)	(102,261,003)	(8,050)	(32,667)
Net increase (decrease) in shares owned	3,668,146	158,165	2,306,395	18,601,252	(6,792)	(29,491)
Shares owned, beginning of period	21,125,213	154,447	1,758,508	97,586,800	51,657	202,821
Shares owned, end of period	24,793,359	312,612	4,064,903	116,188,052	44,865	173,330
Cost of shares acquired (000's)	$98,725	$5,071	$45,683	$120,863	$79	$156
Proceeds from sales (000's)	$39,235	$2,644	$876	$102,261	$506	$1,644

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
Shares purchased	7,726	64,749	4,156	793	36,907	161,220
Shares received from reinvestment of dividends and capital gain distributions	4,983	186,225	4,419	0	5,615	5,238
Total shares acquired	12,709	250,974	8,575	793	42,522	166,458
Shares redeemed	(92,653)	(734,777)	(63,997)	(3,070)	(108,589)	(98,597)
Net increase (decrease) in shares owned	(79,944)	(483,803)	(55,422)	(2,277)	(66,067)	67,861
Shares owned, beginning of period	495,933	3,862,912	351,118	16,456	761,258	543,418
Shares owned, end of period	415,989	3,379,109	295,696	14,179	695,191	611,279
Cost of shares acquired (000's)	$341	$1,356	$308	$52	$2,088	$4,406
Proceeds from sales (000's)	$2,499	$4,053	$2,309	$187	$5,544	$2,702
Fund Name	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income
Shares purchased	16,979,439	933,078	627	1,983	20,032	16,956
Shares received from reinvestment of dividends and capital gain distributions	3,316,040	119,964	274	619	41,783	42,532
Total shares acquired	20,295,479	1,053,042	901	2,602	61,815	59,488
Shares redeemed	(3,854,203)	(1,298,537)	(1,149)	(32,045)	(558,326)	(418,977)
Net increase (decrease) in shares owned	16,441,276	(245,495)	(248)	(29,443)	(496,511)	(359,489)
Shares owned, beginning of period	61,211,582	10,105,111	10,640	167,500	2,931,630	2,126,339
Shares owned, end of period	77,652,858	9,859,616	10,392	138,057	2,435,119	1,766,850
Cost of shares acquired (000's)	$114,079	$37,318	$25	$108	$984	$1,437
Proceeds from sales (000's)	$21,710	$46,797	$33	$1,361	$8,722	$9,804

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II	Invesco VI American Franchise II	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II
Shares purchased	959,531	2,292,430	2,554	724,465	4,229,730	1,579,714
Shares received from reinvestment of dividends and capital gain distributions	16,719	186,305	214	181,738	488,823	13,524
Total shares acquired	976,250	2,478,735	2,768	906,203	4,718,553	1,593,238
Shares redeemed	(1,514,031)	(1,580,892)	(16,902)	(2,586,762)	(2,630,736)	(93,297)
Net increase (decrease) in shares owned	(537,781)	897,843	(14,134)	(1,680,559)	2,087,817	1,499,941
Shares owned, beginning of period	8,537,581	11,848,743	101,382	14,208,502	21,165,115	1,347,579
Shares owned, end of period	7,999,800	12,746,586	87,248	12,527,943	23,252,932	2,847,520
Cost of shares acquired (000's)	$4,464	$42,026	$109	$14,190	$109,609	$27,610
Proceeds from sales (000's)	$7,038	$27,024	$689	$40,289	$62,466	$1,613
Fund Name	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
Shares purchased	3,871,143	815,851	1,309,744	540,805	281,048	225,653
Shares received from reinvestment of dividends and capital gain distributions	250,279	305,243	20,889	21,771	4,079	43,824
Total shares acquired	4,121,422	1,121,094	1,330,633	562,576	285,127	269,477
Shares redeemed	(999,316)	(862,297)	(34,477)	(250,758)	(5,730)	(343,067)
Net increase (decrease) in shares owned	3,122,106	258,797	1,296,156	311,818	279,397	(73,590)
Shares owned, beginning of period	2,641,950	8,886,537	1,030,420	214,448	190,669	1,169,890
Shares owned, end of period	5,764,056	9,145,334	2,326,576	526,266	470,066	1,096,300
Cost of shares acquired (000's)	$51,913	$13,329	$42,076	$8,808	$6,149	$2,565
Proceeds from sales (000's)	$12,293	$10,357	$1,103	$3,745	$124	$3,255

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities
Shares purchased	62,526	10,372,012	121,075	107,475	412,214	102,889
Shares received from reinvestment of dividends and capital gain distributions	20,702	3,032,299	15,100	331,224	349,152	310,044
Total shares acquired	83,228	13,404,311	136,175	438,699	761,366	412,933
Shares redeemed	(948,409)	(3,329,377)	(914,162)	(374,270)	(607,762)	(597,046)
Net increase (decrease) in shares owned	(865,181)	10,074,934	(777,987)	64,429	153,604	(184,113)
Shares owned, beginning of period	4,747,283	34,306,648	4,598,167	2,048,827	3,238,816	3,350,793
Shares owned, end of period	3,882,102	44,381,582	3,820,180	2,113,256	3,392,420	3,166,680
Cost of shares acquired (000's)	$2,442	$168,540	$2,833	$6,652	$12,298	$4,067
Proceeds from sales (000's)	$27,621	$42,178	$19,110	$5,904	$9,911	$5,816
Fund Name	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Shares purchased	413,583	2,396,319	115,874	8,286	1,638,506	1,898,502
Shares received from reinvestment of dividends and capital gain distributions	186,481	1,267,771	9,701	62	60,503	1,084,381
Total shares acquired	600,064	3,664,090	125,575	8,348	1,699,009	2,982,883
Shares redeemed	(205,727)	(975,333)	(78,274)	(11,976)	(954,545)	(792,734)
Net increase (decrease) in shares owned	394,337	2,688,757	47,301	(3,628)	744,464	2,190,149
Shares owned, beginning of period	1,309,194	7,860,740	331,994	61,874	6,618,173	6,481,633
Shares owned, end of period	1,703,531	10,549,497	379,295	58,246	7,362,637	8,671,782
Cost of shares acquired (000's)	$8,562	$74,844	$20,450	$391	$49,307	$100,326
Proceeds from sales (000's)	$3,011	$20,340	$13,026	$572	$28,916	$27,509

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Shares purchased	13,094	2,836,876	9,702	1,198	246,623	3,083,010
Shares received from reinvestment of dividends and capital gain distributions	40,833	433,493	2,628	4,312	3,405	961,908
Total shares acquired	53,927	3,270,369	12,330	5,510	250,028	4,044,918
Shares redeemed	(90,003)	(1,189,434)	(14,852)	(19,834)	(188,412)	(1,670,812)
Net increase (decrease) in shares owned	(36,076)	2,080,935	(2,522)	(14,324)	61,616	2,374,106
Shares owned, beginning of period	494,631	10,420,602	89,947	161,601	1,146,699	12,839,826
Shares owned, end of period	458,555	12,501,537	87,425	147,277	1,208,315	15,213,932
Cost of shares acquired (000's)	$1,189	$41,144	$151	$67	$3,775	$62,446
Proceeds from sales (000's)	$2,007	$14,954	$173	$239	$2,925	$25,997
Fund Name	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
Shares purchased	2,617,627	251,660	267,051	12,967,553	356,502	711,543
Shares received from reinvestment of dividends and capital gain distributions	211,885	65,942	75,324	1,094,201	346,529	207,205
Total shares acquired	2,829,512	317,602	342,375	14,061,754	703,031	918,748
Shares redeemed	(1,728,426)	(198,581)	(451,365)	(2,389,443)	(2,266,402)	(1,159,809)
Net increase (decrease) in shares owned	1,101,086	119,021	(108,990)	11,672,311	(1,563,371)	(241,061)
Shares owned, beginning of period	12,290,744	878,029	2,434,846	32,614,575	13,179,613	8,370,610
Shares owned, end of period	13,391,830	997,050	2,325,856	44,286,886	11,616,242	8,129,549
Cost of shares acquired (000's)	$69,086	$7,486	$7,086	$181,944	$9,293	$14,037
Proceeds from sales (000's)	$42,972	$4,814	$9,462	$30,824	$30,748	$18,188

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities	American Asset Allocation Fund Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Shares purchased	5,736,562	478,635	5,089,507	102,588	784,925	257,984
Shares received from reinvestment of dividends and capital gain distributions	927,884	10,103	716,508	44,989	207,878	32,860
Total shares acquired	6,664,446	488,738	5,806,015	147,577	992,803	290,844
Shares redeemed	(1,345,975)	(324,143)	(3,622,013)	(502,582)	(395,188)	(95,237)
Net increase (decrease) in shares owned	5,318,471	164,595	2,184,002	(355,005)	597,615	195,607
Shares owned, beginning of period	11,647,483	248,920	32,376,037	3,506,380	2,453,369	276,680
Shares owned, end of period	16,965,954	413,515	34,560,039	3,151,375	3,050,984	472,287
Cost of shares acquired (000's)	$126,642	$5,052	$112,841	$3,072	$16,816	$6,100
Proceeds from sales (000's)	$25,061	$3,236	$71,496	$10,293	$6,934	$2,060
Fund Name	Legg Mason Dynamic Multi-Strategy VIT II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Shares purchased	1,811,839	438,369	2,956,391	8,845,786	4,560,272	16,864,559
Shares received from reinvestment of dividends and capital gain distributions	20,938	90,653	98,446	629,611	38,590	2,098,679
Total shares acquired	1,832,777	529,022	3,054,837	9,475,397	4,598,862	18,963,238
Shares redeemed	(45,821)	(432,814)	(1,289,687)	(1,783,445)	(1,164,132)	(4,369,461)
Net increase (decrease) in shares owned	1,786,956	96,208	1,765,150	7,691,952	3,434,730	14,593,777
Shares owned, beginning of period	645,525	1,016,868	6,361,057	17,542,941	4,638,031	59,950,691
Shares owned, end of period	2,432,481	1,113,076	8,126,207	25,234,893	8,072,761	74,544,468
Cost of shares acquired (000's)	$21,442	$6,059	$32,563	$128,884	$47,205	$215,054
Proceeds from sales (000's)	$536	$4,752	$13,729	$23,951	$11,956	$49,061

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Guggenheim Floating Rate Strategies (Series F)	Rydex Inverse Government Long Bond
Shares purchased	815,704	64,067	609,836	3,478,404	3,270	617
Shares received from reinvestment of dividends and capital gain distributions	34,745	3,568	71,340	970,619	0	0
Total shares acquired	850,449	67,635	681,176	4,449,023	3,270	617
Shares redeemed	(649,658)	(8,545)	(312,183)	(1,507,795)	(4)	0
Net increase (decrease) in shares owned	200,791	59,090	368,993	2,941,228	3,266	617
Shares owned, beginning of period	383,254	0	1,988,768	12,305,225	0	0
Shares owned, end of period	584,045	59,090	2,357,761	15,246,453	3,266	617
Cost of shares acquired (000's)	$9,739	$715	$7,770	$54,680	$83	$7
Proceeds from sales (000's)	$7,227	$90	$3,674	$19,366	$—	$—

Fund Name	Rydex Commodities Strategy
Shares purchased	609
Shares received from reinvestment of dividends and capital gain distributions	0
Total shares acquired	609
Shares redeemed	—
Net increase (decrease) in shares owned	609
Shares owned, beginning of period	0
Shares owned, end of period	609
Cost of shares acquired (000's)	$7
Proceeds from sales (000's)	$—

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options.

	As of December 31, 2013				For the Year Ended December 31, 2013
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	3,077	$16.29	$31.42	$71,661	1.15%	0.60%	1.80%	30.84%	32.43%
Goldman Sachs Strategic International Equity	2,830	$12.87	$21.63	$46,308	1.76%	0.60%	1.80%	21.97%	23.46%
Goldman Sachs Structured US Equity	1,224	$14.96	$39.56	$38,914	1.08%	0.60%	1.80%	35.05%	36.69%
Goldman Sachs Structured Small Cap Equity	1,013	$16.59	$41.63	$36,164	0.94%	0.60%	1.80%	33.19%	34.81%
Goldman Sachs Strategic Growth	1,941	$15.12	$34.35	$43,705	0.39%	0.60%	1.80%	30.04%	31.63%
Goldman Sachs Mid Cap Value	447	$22.59	$25.27	$10,787	0.78%	0.60%	1.80%	30.51%	32.10%
Goldman Sachs Strategic Growth SC	10,537	$10.80	$22.52	$171,088	0.17%	0.70%	1.75%	29.69%	31.08%
Goldman Sachs Large Cap Value Fund SC	13,006	$12.19	$20.26	$181,863	0.93%	0.70%	1.75%	30.61%	32.00%
Goldman Sachs Strategic International Equity SC	5,641	$10.06	$18.44	$62,577	1.57%	0.70%	1.75%	21.56%	22.86%
Goldman Sachs Structured Small Cap Equity SC	1,426	$16.79	$26.59	$25,339	0.70%	0.70%	1.65%	33.15%	34.44%
Goldman Sachs Structured US Equity SC	46	$13.97	$22.91	$891	0.84%	0.70%	1.65%	34.97%	36.27%
Goldman Sachs VIT Growth Opportunities SC	4,245	$14.31	$19.25	$75,402	0.00%	0.60%	1.75%	29.89%	31.40%
Goldman Sachs Mid Cap Value SC	9,374	$10.54	$15.91	$140,981	0.66%	0.70%	1.75%	30.24%	31.63%
Goldman Sachs Global Markets Navigator SC	300	$10.85	$10.89	$3,266	0.11%	1.30%	1.75%	3.73%	4.04	%(a)
Calvert VP SRI Balanced	94	$15.45	$18.82	$1,730	1.00%	0.70%	1.80%	15.88%	17.18%
MFS Growth Series IC	231	$16.07	$25.98	$5,680	0.23%	0.70%	1.80%	34.39%	35.90%
MFS Research IC	367	$16.77	$22.35	$7,811	0.33%	0.70%	1.80%	29.91%	31.36%
MFS Investors Trust IC	474	$15.94	$21.26	$9,554	1.08%	0.70%	1.80%	29.68%	31.13%
MFS Total Return IC	1,463	$20.17	$24.43	$33,548	1.75%	0.70%	1.80%	16.91%	18.21%
MFS New Discovery IC	99	$30.11	$39.47	$3,700	0.00%	0.70%	1.80%	38.98%	40.53%
MFS Utilities IC	153	$31.53	$34.59	$5,123	2.26%	0.70%	1.80%	18.35%	19.67%
MFS Investors Growth Stock IC	253	$9.62	$11.18	$2,590	0.61%	0.70%	1.80%	27.95%	29.38%
MFS Growth Series SC	6,350	$14.55	$25.30	$107,814	0.13%	0.60%	1.80%	34.04%	35.68%
MFS Research SC	393	$14.14	$22.68	$7,010	0.30%	0.60%	1.75%	29.69%	31.21%
MFS Investors Trust SC	10,053	$14.05	$21.38	$163,257	1.03%	0.60%	1.80%	29.37%	30.95%
MFS Total Return SC	5,936	$12.43	$23.78	$104,046	1.66%	0.60%	1.80%	16.60%	18.03%
MFS New Discovery SC	7,089	$13.83	$38.43	$158,400	0.00%	0.60%	1.80%	38.68%	40.37%
MFS Utilities SC	4,035	$12.64	$33.67	$75,165	2.21%	0.60%	1.80%	18.05%	19.49%
MFS Investors Growth Stock SC	6,217	$9.37	$22.33	$70,891	0.42%	0.60%	1.80%	27.72%	29.27%
MFS VIT Research Bond SC	58,361	$10.38	$11.83	$642,579	1.16%	0.60%	1.75%	–3.01%	–1.88%
MFS VIT Value SC	29,190	$14.54	$17.75	$471,818	1.03%	0.60%	1.75%	33.23%	34.78%
MFS VIT II Emerging Markets Equity SC	476	$9.31	$9.45	$4,467	1.61%	0.90%	1.75%	–7.06%	–6.25%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013				For the Year Ended December 31, 2013
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS VIT II International Value SC	6,572	$13.16	$13.35	$87,721	1.53%	0.90%	1.75%	25.41%	26.49%
Oppenheimer Money Fund/VA	64,777	$0.95	$11.09	$116,188	0.01%	0.60%	1.80%	–1.78%	–0.59%
Oppenheimer Discovery Mid Cap Growth Fund/VA	167	$14.56	$20.72	$3,343	0.01%	0.70%	1.80%	33.54%	35.03%
Oppenheimer Capital Appreciation Fund/VA	464	$15.91	$23.44	$10,032	0.99%	0.70%	1.80%	27.41%	28.83%
Oppenheimer Main Street Fund/VA	680	$15.45	$20.34	$12,995	1.10%	0.70%	1.80%	29.41%	30.85%
Oppenheimer Global Strategic Income Fund/VA	863	$19.86	$22.49	$18,181	5.03%	0.70%	1.80%	–1.93%	–0.83%
Oppenheimer Global Fund/VA	365	$28.12	$35.54	$12,082	1.36%	0.70%	1.80%	25.02%	26.42%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	57	$13.71	$25.67	$1,024	0.00%	0.60%	1.80%	33.19%	34.81%
Oppenheimer Capital Appreciation Fund/VA SC	2,395	$13.30	$22.83	$39,883	0.75%	0.60%	1.80%	27.10%	28.65%
Oppenheimer Main Street Fund/VA SC	1,097	$14.40	$22.29	$18,944	0.87%	0.60%	1.80%	29.08%	30.65%
Oppenheimer Global Strategic Income Fund/VA SC	27,993	$10.31	$21.88	$427,093	4.62%	0.60%	1.80%	–2.16%	–0.96%
Oppenheimer Global Fund/VA SC	17,940	$12.95	$34.65	$399,020	1.17%	0.60%	1.80%	24.71%	26.23%
Van Eck Global Hard Asset	7	$44.12	$47.63	$326	0.67%	1.25%	1.80%	8.55%	9.15%
Invesco VI American Franchise	902	$7.15	$8.32	$6,990	0.43%	0.70%	1.80%	37.62%	39.16%
Invesco VI Comstock	1,762	$22.68	$26.37	$43,225	1.62%	0.70%	1.80%	33.53%	35.02%
Invesco VI Growth & Income	2,207	$19.47	$22.64	$46,452	1.44%	0.70%	1.80%	31.67%	33.14%
Invesco VI Mid-Cap Growth II	2,627	$8.01	$25.02	$42,639	0.22%	0.60%	1.80%	34.15%	35.78%
Invesco VI Equity and Income II	13,487	$12.96	$21.70	$236,068	1.54%	0.60%	1.80%	22.64%	24.14%
Invesco VI American Franchise II	415	$7.11	$24.83	$4,326	0.25%	0.60%	1.70%	37.42%	38.96%
Invesco VI Comstock II	10,091	$14.59	$25.67	$221,495	1.41%	0.60%	1.80%	33.22%	34.84%
Invesco VI Growth & Income II	34,383	$14.00	$22.04	$609,926	1.31%	0.60%	1.80%	31.36%	32.97%
Invesco VI American Value II	3,499	$14.46	$19.67	$56,182	0.65%	0.60%	1.75%	31.59%	33.13%
Invesco VI Balanced Risk Allocation II	5,776	$11.17	$13.54	$70,321	1.77%	0.60%	1.75%	–0.35%	0.81%
Invesco VI Government Securities II	10,105	$9.90	$10.53	$105,537	3.31%	0.60%	1.80%	–4.60%	–3.44%
Invesco VI International Growth II	6,677	$11.51	$12.20	$81,151	1.26%	0.60%	1.75%	16.64%	18.01%
Invesco VI Global Real Estate II	689	$9.64	$11.46	$7,841	4.56%	0.90%	1.75%	0.65%	1.52%
Invesco VI Small Cap Equity II	857	$10.75	$13.66	$11,681	0.00%	0.90%	1.75%	34.69%	35.85%
UIF Global Real Estate II	828	$10.94	$21.08	$10,250	3.69%	0.60%	1.75%	0.84%	2.02%
Lord Abbett Growth & Income	7,519	$13.60	$20.74	$129,041	0.54%	0.60%	1.80%	33.46%	35.08%
Lord Abbett Bond Debenture	34,180	$11.52	$22.71	$546,338	5.45%	0.60%	1.80%	6.23%	7.52%
Lord Abbett Mid Cap Stock	4,624	$13.02	$23.24	$89,509	0.40%	0.60%	1.80%	27.98%	29.54%
Lord Abbett Growth Opportunities	1,371	$13.03	$25.71	$32,228	0.00%	0.60%	1.75%	34.68%	36.26%
Lord Abbett Calibrated Dividend Growth	2,707	$13.26	$23.89	$55,197	1.64%	0.60%	1.80%	25.63%	27.16%
Lord Abbett International Opportunities	2,312	$12.19	$23.68	$31,920	1.82%	0.60%	1.75%	29.40%	30.91%
Lord Abbett Classic Stock	1,727	$13.11	$19.38	$25,161	1.07%	0.60%	1.75%	27.58%	29.07%
Lord Abbett Series Fundamental Equity VC	14,463	$13.31	$17.49	$221,856	0.26%	0.60%	1.75%	33.39%	34.94%
Fidelity Index 500 Portfolio SC2	4,456	$14.21	$22.77	$70,003	1.75%	0.60%	1.75%	29.60%	31.12%
Fidelity Growth Portfolio SC2	187	$14.87	$24.24	$3,295	0.05%	0.70%	1.65%	33.76%	35.05%
Fidelity Contrafund Portfolio SC2	15,209	$13.59	$22.84	$248,636	0.87%	0.60%	1.75%	28.67%	30.17%
Fidelity Mid Cap SC2	18,745	$13.31	$26.41	$308,715	0.30%	0.60%	1.75%	33.50%	35.06%
Fidelity Equity Income SC2	616	$13.13	$22.70	$10,492	2.21%	0.60%	1.65%	25.72%	27.06%
Fidelity Investment Grade Bonds SC2	12,506	$10.22	$14.02	$151,144	2.30%	0.60%	1.75%	–3.78%	–2.65%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013				For the Year Ended December 31, 2013
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Freedom Fund - 2015 Maturity SC2	77	$12.50	$17.32	$1,081	1.59%	0.70%	1.65%	12.22%	13.31%
Fidelity Freedom Fund - 2020 Maturity SC2	118	$12.41	$18.45	$1,847	1.48%	0.60%	1.65%	13.73%	14.94%
Franklin Flex Cap Growth Securities	1,395	$13.42	$21.33	$21,883	0.00%	0.60%	1.75%	35.08%	36.66%
Franklin Income Securities	16,684	$11.94	$19.25	$244,491	6.40%	0.60%	1.75%	11.95%	13.26%
Franklin Rising Dividend Securities	23,222	$14.18	$22.76	$369,882	1.58%	0.60%	1.75%	27.42%	28.91%
Franklin Small-Mid Cap Growth Securities	1,656	$13.58	$24.77	$27,080	0.00%	0.60%	1.75%	35.74%	37.33%
Franklin Small Cap Value Securities CL 2	3,103	$15.05	$19.81	$55,983	1.31%	0.60%	1.75%	33.86%	35.42%
Franklin US Government Fund	51,869	$9.81	$12.44	$560,230	2.77%	0.60%	1.75%	–3.95%	–2.82%
Templeton Growth Securities	12,582	$12.44	$21.55	$176,917	2.69%	0.60%	1.75%	28.54%	30.04%
Templeton Foreign Securities	9,848	$11.89	$19.41	$140,153	2.38%	0.60%	1.75%	20.82%	22.23%
Templeton Global Bond Securities Fund II	23,923	$10.40	$17.30	$315,568	4.80%	0.60%	1.75%	–0.15%	1.02%
Templeton Developing Markets Sec CL2	434	$9.62	$9.85	$4,214	2.19%	0.90%	1.75%	–2.65%	–1.81%
Mutual Shares Securities	51,645	$13.01	$20.58	$747,537	2.13%	0.60%	1.75%	26.02%	27.49%
American Asset Allocation Fund Class 2	4,306	$14.18	$19.67	$70,370	1.43%	0.60%	1.70%	21.59%	22.95%
ClearBridge Variable Mid Cap Core II	3,451	$14.15	$19.23	$56,901	0.06%	0.60%	1.75%	34.66%	36.23%
ClearBridge Variable Small Cap Growth II	585	$16.02	$22.74	$11,118	0.05%	0.60%	1.75%	44.06%	45.74%
Legg Mason Dynamic Multi-Strategy VIT II	2,604	$11.71	$11.80	$30,601	1.19%	1.30%	1.75%	16.06%	16.59%
PIMCO VIT Long-Term US Government Advisor	1,024	$9.44	$12.30	$11,064	2.29%	0.60%	1.75%	–14.56%	–13.56%
PIMCO VIT Low Duration Advisor	8,206	$10.02	$11.04	$86,219	1.33%	0.60%	1.75%	–1.98%	–0.83%
PIMCO VIT Real Return Advisor	29,995	$9.82	$11.75	$317,960	1.86%	0.60%	1.75%	–10.89%	–9.85%
PIMCO VIT Short-Term Advisor	8,264	$9.83	$10.34	$82,907	0.65%	0.60%	1.75%	–1.29%	–0.14%
PIMCO VIT Total Return Advisor	73,904	$10.28	$11.72	$818,498	2.12%	0.60%	1.75%	–3.77%	–2.65%
PIMCO VIT All Asset Advisor	606	$10.51	$10.67	$6,413	4.48%	0.90%	1.75%	–1.64%	–0.79%
PIMCO VIT Global Diversified Allocation Portfolio	58	$10.57	$10.60	$615	5.42%	1.30%	1.75%	4.11%	4.43	%(a)
Royce Capital Fund Micro-Cap SC	2,304	$10.66	$15.33	$29,991	0.37%	0.60%	1.75%	18.55%	19.93%
Royce Capital Fund Small-Cap SC	13,592	$13.66	$17.61	$209,486	1.05%	0.60%	1.75%	32.09%	33.63%
Guggenheim Floating Rate Strategies (Series F)	8	$10.14	$10.14	$84	0.00%	1.00%	1.00%	0.71%	0.71	%(b)
Rydex Inverse Government Long Bond	1	$10.25	$10.25	$7	0.00%	1.00%	1.00%	3.24%	3.24	%(b)
Rydex Commodities Strategy	1	$9.79	$9.79	$7	0.00%	1.00%	1.00%	3.07%	3.07	%(b)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 1, 2013

(b)  Start date November 4, 2013. Total return range includes new product designs as subaccount is only offered in the new product designs.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012				For the Year Ended December 31, 2012
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	3,810	$12.36	$23.88	$66,725	1.32%	0.60%	1.80%	16.98%	18.41%
Goldman Sachs Strategic International Equity	3,409	$10.48	$17.64	$45,279	2.03%	0.60%	1.80%	19.05%	20.51%
Goldman Sachs Structured US Equity	1,493	$11.00	$29.13	$34,702	1.70%	0.60%	1.80%	12.40%	13.77%
Goldman Sachs Structured Small Cap Equity	1,245	$12.44	$31.08	$32,802	1.10%	0.60%	1.80%	10.80%	12.15%
Goldman Sachs Strategic Growth	2,339	$11.54	$26.27	$39,962	0.64%	0.60%	1.80%	17.73%	19.17%
Goldman Sachs Mid Cap Value	567	$17.31	$19.15	$10,377	1.06%	0.60%	1.80%	16.33%	17.76%
Goldman Sachs Strategic Growth SC	9,355	$11.05	$17.20	$118,718	0.54%	0.70%	1.75%	17.53%	18.79%
Goldman Sachs Large Cap Value Fund SC	15,251	$9.31	$15.36	$162,251	1.18%	0.70%	1.75%	16.74%	17.99%
Goldman Sachs Strategic International Equity SC	6,356	$8.26	$15.03	$57,154	1.91%	0.70%	1.75%	18.77%	20.04%
Goldman Sachs Structured Small Cap Equity SC	1,679	$12.60	$19.80	$22,221	0.91%	0.70%	1.65%	10.65%	11.72%
Goldman Sachs Structured US Equity SC	53	$10.34	$16.83	$775	1.49%	0.70%	1.65%	12.26%	13.34%
Goldman Sachs VIT Growth Opportunities SC	4,768	$11.02	$14.65	$65,143	0.00%	0.60%	1.75%	17.34%	18.71%
Goldman Sachs Mid Cap Value SC	7,795	$10.50	$12.09	$90,337	1.27%	0.70%	1.75%	16.12%	17.36%
Calvert VP SRI Balanced	109	$13.20	$16.15	$1,710	1.11%	0.70%	1.80%	8.52%	9.74%
MFS Growth Series IC	264	$11.87	$19.23	$4,793	0.00%	0.70%	1.80%	15.27%	16.56%
MFS Research IC	426	$12.82	$17.11	$6,955	0.80%	0.70%	1.80%	15.16%	16.45%
MFS Investors Trust IC	570	$12.21	$16.31	$8,814	0.87%	0.70%	1.80%	17.04%	18.35%
MFS Total Return IC	1,726	$17.13	$20.78	$33,710	2.71%	0.70%	1.80%	9.25%	10.48%
MFS New Discovery IC	104	$21.51	$28.24	$2,777	0.00%	0.70%	1.80%	19.04%	20.37%
MFS Utilities IC	182	$26.45	$29.07	$5,131	6.51%	0.70%	1.80%	11.44%	12.69%
MFS Investors Growth Stock IC	311	$7.52	$8.64	$2,473	0.44%	0.70%	1.80%	14.87%	16.15%
MFS Growth Series SC	3,971	$10.85	$18.77	$52,121	0.00%	0.60%	1.80%	14.97%	16.37%
MFS Research SC	350	$10.90	$17.32	$4,996	0.62%	0.60%	1.75%	14.86%	16.20%
MFS Investors Trust SC	6,817	$10.86	$16.36	$88,846	0.77%	0.60%	1.80%	16.69%	18.12%
MFS Total Return SC	5,764	$10.65	$20.28	$89,702	2.54%	0.60%	1.80%	8.94%	10.27%
MFS New Discovery SC	5,712	$9.97	$27.56	$102,423	0.00%	0.60%	1.80%	18.72%	20.17%
MFS Utilities SC	3,099	$10.70	$28.36	$54,793	6.67%	0.60%	1.80%	11.17%	12.53%
MFS Investors Growth Stock SC	7,067	$7.34	$17.31	$62,304	0.22%	0.60%	1.80%	14.58%	15.98%
MFS VIT Research Bond SC	41,750	$10.71	$12.05	$477,297	2.76%	0.60%	1.75%	5.18%	6.41%
MFS VIT Value SC	24,538	$10.92	$13.17	$300,401	1.48%	0.60%	1.75%	13.85%	15.19%
MFS VIT II Emerging Markets Equity SC	236	$10.02	$10.08	$2,369	0.55%	0.90%	1.75%	2.95%	2.95	%(a)
MFS VIT II International Value SC	2,855	$10.49	$10.56	$30,141	0.82%	0.90%	1.75%	5.91%	5.91	%(a)
Oppenheimer Money Fund/VA	64,476	$0.96	$11.15	$97,588	0.01%	0.60%	1.80%	–1.79%	–0.59%
Oppenheimer Small & Mid Cap Fund/VA	190	$10.80	$15.43	$2,831	0.00%	0.70%	1.80%	14.35%	15.63%
Oppenheimer Capital Appreciation Fund/VA	542	$12.40	$18.29	$9,139	0.66%	0.70%	1.80%	12.06%	13.32%
Oppenheimer Main Street Fund/VA	808	$11.85	$15.63	$11,887	0.95%	0.70%	1.80%	14.77%	16.05%
Oppenheimer Global Strategic Income Fund/VA	1,024	$20.25	$22.68	$21,907	5.82%	0.70%	1.80%	11.49%	12.74%
Oppenheimer Global Securites Fund/VA	435	$22.34	$28.27	$11,429	2.15%	0.70%	1.80%	19.08%	20.42%
Oppenheimer High Income Fund/VA	—	$—	$—	$—	16.67%	0.70%	1.80%	11.18%	12.20	%(b)

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012				For the Year Ended December 31, 2012
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Small & Mid Cap Fund/VA SC	64	$10.22	$19.08	$876	0.00%	0.60%	1.80%	14.07%	15.47%
Oppenheimer Capital Appreciation Fund/VA SC	2,598	$10.46	$17.86	$33,999	0.39%	0.60%	1.80%	11.76%	13.12%
Oppenheimer Main Street Fund/VA SC	934	$11.15	$17.10	$12,922	0.64%	0.60%	1.80%	14.51%	15.91%
Oppenheimer Global Strategic Income Fund/VA SC	21,427	$10.53	$22.12	$354,421	5.56%	0.60%	1.80%	11.11%	12.47%
Oppenheimer Global Securites Fund/VA SC	17,305	$10.38	$27.63	$325,895	1.92%	0.60%	1.80%	18.77%	20.22%
Oppenheimer High Income Fund/VA SC	—	$—	$—	$—	16.23%	0.60%	1.80%	10.93%	12.04	%(b)
Van Eck Global Hard Asset	7	$40.64	$43.64	$310	0.60%	1.25%	1.80%	1.52%	2.09%
Invesco Van Kampen VI American Franchise	1,087	$5.20	$5.98	$6,077	0.00%	0.70%	1.80%	11.68%	12.93%
Invesco Van Kampen VI Comstock	2,131	$16.98	$19.53	$38,914	1.67%	0.70%	1.80%	17.08%	18.40%
Invesco Van Kampen VI Growth & Income	2,685	$14.79	$17.00	$42,678	1.47%	0.70%	1.80%	12.57%	13.83%
Invesco Van Kampen VI Mid-Cap Growth II	2,764	$5.97	$18.46	$33,382	0.00%	0.60%	1.80%	9.62%	10.96%
Invesco Van Kampen VI Equity and Income II	11,924	$10.56	$17.50	$178,328	1.87%	0.60%	1.80%	10.36%	11.71%
Invesco Van Kampen VI American Franchise II	478	$5.17	$17.91	$3,604	0.00%	0.60%	1.70%	11.47%	12.72%
Invesco Van Kampen VI Comstock II	11,269	$10.95	$19.05	$187,839	1.54%	0.60%	1.80%	16.78%	18.21%
Invesco Van Kampen VI Growth & Income II	30,129	$10.65	$16.59	$423,938	1.42%	0.60%	1.80%	12.29%	13.66%
Invesco Van Kampen VI American Value II	1,638	$10.99	$14.78	$19,958	0.99%	0.60%	1.75%	15.03%	16.37%
Invesco VI Balanced Risk Allocation II	2,710	$11.21	$13.43	$33,209	1.13%	0.60%	1.75%	8.70%	9.97%
Invesco VI Government Securities II	10,070	$10.29	$10.91	$109,216	2.96%	0.60%	1.80%	0.38%	1.60%
Invesco VI International Growth II	2,971	$9.86	$10.37	$30,583	1.88%	0.60%	1.75%	13.35%	14.56%
Invesco VI Global Real Estate II	288	$11.22	$11.29	$3,240	0.52%	0.90%	1.75%	10.27%	10.27	%(a)
Invesco VI Small Cap Equity II	347	$10.00	$10.05	$3,491	0.00%	0.90%	1.65%	1.85%	1.85	%(a)
UIF Global Real Estate II	911	$10.85	$20.70	$11,067	0.55%	0.60%	1.75%	27.67%	29.16%
Lord Abbett Growth & Income	9,154	$10.19	$15.39	$116,738	0.94%	0.60%	1.80%	10.07%	11.41%
Lord Abbett Bond Debenture	26,020	$10.84	$21.14	$419,231	6.46%	0.60%	1.80%	10.51%	11.86%
Lord Abbett Mid Cap Stock	5,491	$10.17	$17.98	$83,001	0.64%	0.60%	1.80%	12.48%	13.86%
Lord Abbett Growth Opportunities	1,527	$9.67	$18.89	$27,024	0.00%	0.60%	1.75%	12.10%	13.42%
Lord Abbett Calibrated Dividend Growth	2,726	$10.55	$18.81	$46,058	2.88%	0.60%	1.80%	10.43%	11.78%
Lord Abbett International Opportunities	2,688	$9.41	$18.13	$28,415	1.99%	0.60%	1.75%	18.27%	19.66%
Lord Abbett Classic Stock	1,445	$10.26	$15.04	$16,718	1.36%	0.60%	1.75%	13.07%	14.40%
Lord Abbett Series Fundamental Equity VC	11,852	$9.98	$12.96	$138,428	0.72%	0.60%	1.75%	8.64%	9.92%
Fidelity Index 500 Portfolio SC2	3,870	$10.96	$17.40	$47,691	2.07%	0.60%	1.75%	13.61%	14.94%
Fidelity Growth Portfolio SC2	198	$11.12	$17.97	$2,576	0.35%	0.60%	1.65%	12.51%	13.71%
Fidelity Contrafund Portfolio SC2	13,169	$10.56	$17.59	$172,073	1.29%	0.60%	1.75%	14.11%	15.44%
Fidelity Mid Cap SC2	14,980	$9.97	$19.65	$194,319	0.53%	0.60%	1.75%	12.56%	13.87%
Fidelity Equity Income SC2	723	$10.44	$17.90	$9,705	2.81%	0.60%	1.65%	15.12%	16.35%
Fidelity Investment Grade Bonds SC2	10,376	$10.60	$14.47	$133,280	2.44%	0.60%	1.75%	3.75%	4.97%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012				For the Year Ended December 31, 2012
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Freedom Fund - 2015 Maturity SC2	83	$11.14	$15.30	$1,005	1.69%	0.70%	1.65%	10.06%	11.12%
Fidelity Freedom Fund - 2020 Maturity SC2	134	$10.91	$16.09	$1,803	1.82%	0.60%	1.65%	11.20%	12.39%
Franklin Flex Cap Growth Securities	1,289	$9.93	$15.64	$15,148	0.00%	0.60%	1.75%	7.35%	8.61%
Franklin Income Securities	14,380	$10.66	$17.03	$193,499	6.33%	0.60%	1.75%	10.68%	11.98%
Franklin Rising Dividend Securities	20,911	$11.13	$17.69	$265,972	1.58%	0.60%	1.75%	10.00%	11.29%
Franklin Small-Mid Cap Growth Securities	1,496	$10.00	$18.07	$18,474	0.00%	0.60%	1.75%	8.91%	10.19%
Franklin Small Cap Value Securities CL 2	3,283	$11.24	$14.63	$44,387	0.78%	0.60%	1.75%	16.31%	17.68%
Franklin US Government Fund	37,852	$10.19	$12.80	$434,100	2.55%	0.60%	1.75%	0.10%	1.27%
Templeton Growth Securities	14,526	$9.67	$16.61	$157,762	2.08%	0.60%	1.75%	18.95%	20.34%
Templeton Foreign Securities	10,242	$9.84	$15.91	$120,286	3.01%	0.60%	1.75%	16.16%	17.52%
Templeton Global Bond Securities Fund II	16,099	$10.42	$17.13	$226,777	6.17%	0.60%	1.75%	13.05%	14.37%
Templeton Developing Markets Sec CL2	264	$9.88	$9.94	$2,614	0.19%	0.90%	1.75%	1.88%	1.88	%(a)
Mutual Shares Securities	48,673	$10.32	$16.18	$557,517	2.18%	0.60%	1.75%	12.24%	13.56%
American Asset Allocation Fund Class 2	4,798	$11.57	$16.03	$64,202	1.94%	0.60%	1.70%	14.21%	15.49%
Legg Mason ClearBridge Variable Mid Cap Core II	2,844	$10.51	$14.12	$35,819	0.88%	0.60%	1.75%	15.55%	16.90%
Legg Mason ClearBridge Variable Small Cap Growth II	350	$11.12	$15.55	$4,773	0.14%	0.70%	1.75%	16.88%	18.13%
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	687	$10.09	$10.12	$6,939	3.90%	1.30%	1.75%	1.11%	1.42	%(a)(c)
PIMCO VIT Long-Term US Government Advisor	981	$10.95	$14.27	$12,558	2.05%	0.60%	1.75%	2.50%	3.70%
PIMCO VIT Low Duration Advisor	6,399	$10.22	$11.14	$68,572	1.79%	0.60%	1.75%	3.89%	5.11%
PIMCO VIT Real Return Advisor	20,704	$10.92	$13.03	$249,987	0.93%	0.60%	1.75%	6.74%	7.99%
PIMCO VIT Short-Term Advisor	4,719	$9.95	$10.36	$47,725	0.77%	0.60%	1.75%	0.88%	2.06%
PIMCO VIT Total Return Advisor	60,040	$10.68	$12.04	$692,430	2.47%	0.60%	1.75%	7.57%	8.83%
PIMCO VIT All Asset Advisor	411	$10.68	$10.75	$4,400	7.58%	0.90%	1.75%	6.53%	6.53	%(a)
Royce Capital Fund Micro-Cap SC	1,920	$8.99	$12.74	$21,618	0.00%	0.70%	1.75%	5.57%	6.70%
Royce Capital Fund Small-Cap SC	11,286	$10.34	$13.18	$134,250	0.04%	0.60%	1.75%	10.25%	11.54%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 1, 2012

(b)  Closed October 26, 2012

(c)  Total return range includes new product designs as subaccount is only offered in the new product designs.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011				For the Year Ended December 31, 2011
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	4,851	$10.49	$20.30	$71,380	1.13%	0.60%	1.80%	–8.72%	–7.61%
Goldman Sachs Strategic International Equity	4,086	$8.74	$14.73	$45,166	3.15%	0.60%	1.80%	–16.57%	–15.56%
Goldman Sachs Structured US Equity	1,831	$9.72	$25.77	$37,339	1.61%	0.60%	1.80%	2.18%	3.42%
Goldman Sachs Structured Small Cap Equity	1,524	$11.22	$27.90	$35,850	0.75%	0.60%	1.80%	–1.13%	0.07%
Goldman Sachs Strategic Growth	2,989	$9.74	$22.19	$42,343	0.42%	0.60%	1.80%	–4.36%	–3.20%
Goldman Sachs Mid Cap Value	748	$14.88	$16.28	$11,673	0.71%	0.60%	1.80%	–8.06%	–6.94%
Goldman Sachs Strategic Growth SC	6,533	$9.40	$14.49	$72,429	0.29%	0.70%	1.75%	–4.51%	–3.54%
Goldman Sachs Large Cap Value Fund SC	14,330	$7.96	$13.03	$128,115	1.30%	0.70%	1.75%	–8.84%	–7.91%
Goldman Sachs Strategic International Equity SC	6,613	$6.94	$12.53	$49,408	3.26%	0.70%	1.75%	–16.56%	–15.76%
Goldman Sachs Structured Small Cap Equity SC	1,906	$11.37	$17.74	$22,611	0.54%	0.70%	1.65%	–1.24%	–0.29%
Goldman Sachs Structured US Equity SC	61	$9.20	$14.86	$786	1.50%	0.70%	1.65%	2.19%	3.17%
Goldman Sachs VIT Growth Opportunities SC	4,755	$9.41	$12.34	$55,346	0.00%	0.60%	1.70%	–5.60%	–4.54%
Goldman Sachs Mid Cap Value SC	4,180	$9.05	$10.30	$42,503	0.90%	0.70%	1.75%	–8.18%	–7.25%
Calvert VP SRI Balanced	136	$11.72	$14.80	$1,948	1.17%	0.70%	1.80%	2.69%	3.84%
MFS Growth Series IC	317	$10.23	$16.59	$4,957	0.19%	0.70%	1.80%	–2.11%	–1.02%
MFS Research IC	530	$11.05	$14.77	$7,498	0.85%	0.70%	1.80%	–2.24%	–1.15%
MFS Investors Trust IC	683	$10.36	$13.86	$8,958	0.90%	0.70%	1.80%	–3.94%	–2.86%
MFS Total Return IC	2,112	$15.57	$18.92	$37,517	2.53%	0.70%	1.80%	–0.05%	1.06%
MFS New Discovery IC	132	$17.94	$23.59	$2,938	0.00%	0.70%	1.80%	–11.88%	–10.89%
MFS Utilities IC	232	$23.57	$25.94	$5,840	3.20%	0.70%	1.80%	4.87%	6.04%
MFS Investors Growth Stock IC	379	$6.54	$7.44	$2,612	0.54%	0.70%	1.80%	–1.23%	–0.12%
MFS Growth Series SC	1,117	$9.43	$16.24	$15,716	0.02%	0.60%	1.80%	–2.34%	–1.15%
MFS Research SC	252	$9.49	$14.93	$3,279	0.66%	0.60%	1.75%	–2.37%	–1.28%
MFS Investors Trust SC	2,944	$9.30	$13.88	$36,771	0.84%	0.60%	1.80%	–4.17%	–3.00%
MFS Total Return SC	5,387	$9.78	$18.51	$80,275	2.40%	0.60%	1.80%	–0.24%	0.98%
MFS New Discovery SC	3,072	$8.39	$23.08	$59,039	0.00%	0.60%	1.80%	–12.10%	–11.03%
MFS Utilities SC	1,662	$9.62	$25.37	$34,035	3.16%	0.60%	1.80%	4.60%	5.87%
MFS Investors Growth Stock SC	7,725	$6.40	$14.96	$58,494	0.26%	0.60%	1.80%	–1.43%	–0.23%
MFS VIT Research Bond SC	24,788	$10.10	$11.33	$275,699	2.88%	0.60%	1.75%	4.68%	5.84%
MFS VIT Value SC	14,747	$9.59	$11.43	$162,861	1.41%	0.60%	1.75%	–2.15%	–1.06%
Oppenheimer Money Fund/VA	57,856	$0.97	$11.22	$75,329	0.01%	0.60%	1.80%	–1.78%	–0.59%
Oppenheimer Small & Mid Cap Fund/VA	221	$9.35	$13.42	$2,878	0.00%	0.70%	1.80%	–0.72%	0.39%
Oppenheimer Capital Appreciation Fund/VA	675	$10.98	$16.23	$10,037	0.38%	0.70%	1.80%	–2.92%	–1.84%
Oppenheimer Main Street Fund/VA	974	$10.25	$13.55	$12,467	0.88%	0.70%	1.80%	–1.81%	–0.71%
Oppenheimer Global Strategic Income Fund/VA	1,198	$18.16	$20.11	$22,886	3.43%	0.70%	1.80%	–0.95%	0.15%
Oppenheimer Global Securites Fund/VA	546	$18.62	$23.60	$11,939	1.29%	0.70%	1.80%	–9.94%	–8.93%
Oppenheimer High Income Fund/VA	339	$3.77	$4.03	$1,338	9.28%	0.70%	1.80%	–4.09%	–3.02%
Oppenheimer Small & Mid Cap Fund/VA SC	79	$8.90	$16.56	$951	0.00%	0.60%	1.80%	–0.97%	0.23%
Oppenheimer Capital Appreciation Fund/VA SC	2,762	$9.37	$15.90	$32,178	0.11%	0.60%	1.80%	–3.14%	–1.96%
Oppenheimer Main Street Fund/VA SC	721	$9.75	$14.78	$9,079	0.52%	0.60%	1.80%	–2.10%	–0.91%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011				For the Year Ended December 31, 2011
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Global Strategic Income Fund/VA SC	14,618	$9.48	$19.68	$244,206	2.44%	0.60%	1.80%	–1.16%	0.05%
Oppenheimer Global Securites Fund/VA SC	11,057	$8.73	$23.13	$205,559	0.82%	0.60%	1.80%	–10.17%	–9.07%
Oppenheimer High Income Fund/VA SC	369	$3.21	$14.57	$1,555	9.93%	0.60%	1.80%	–4.30%	–3.14%
Van Eck Global Hard Asset	7	$40.03	$42.74	$304	1.24%	1.25%	1.80%	–17.95%	–17.49%
Invesco Van Kampen VI Capital Growth	1,327	$4.65	$5.29	$6,599	0.00%	0.70%	1.80%	–7.86%	–6.83%
Invesco Van Kampen VI Comstock	2,679	$14.50	$16.49	$41,576	1.68%	0.70%	1.80%	–3.60%	–2.53%
Invesco Van Kampen VI Growth & Income	3,264	$13.14	$14.94	$45,833	1.20%	0.70%	1.80%	–3.77%	–2.69%
Invesco Van Kampen VI Mid-Cap Growth II	2,587	$5.45	$16.67	$28,681	0.00%	0.60%	1.80%	–10.99%	–9.90%
Invesco Van Kampen VI Equity and Income II	9,741	$9.56	$15.68	$141,743	1.71%	0.60%	1.80%	–3.07%	–1.89%
Invesco Van Kampen VI Government II	—	$—	$—	$—	13.06%	0.60%	1.80%	0.46%	0.86	%(b)
Invesco Van Kampen VI Capital Growth II	579	$4.56	$15.92	$3,856	0.00%	0.60%	1.80%	–8.07%	–6.95%
Invesco Van Kampen VI Comstock II	10,576	$9.37	$16.14	$156,807	1.27%	0.60%	1.80%	–3.86%	–2.69%
Invesco Van Kampen VI Growth & Income II	19,913	$9.48	$14.61	$272,251	1.19%	0.60%	1.80%	–4.01%	–2.85%
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	$—	1.41%	0.60%	1.70%	3.01%	3.38	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	$—	10.41%	0.60%	1.65%	8.88%	9.26	%(b)
Invesco Van Kampen VI Mid Cap Value II	177	$9.56	$12.70	$2,171	0.72%	0.60%	1.75%	–0.83%	0.22%
Invesco VI Balanced Risk Allocation II	542	$10.31	$12.21	$6,410	0.00%	0.60%	1.75%	5.58%	6.36	%(a)
Invesco VI Government Securities II	10,539	$10.16	$10.73	$112,899	0.00%	0.60%	1.80%	5.35%	6.20	%(a)
Invesco VI International Growth II	613	$8.70	$8.77	$5,353	0.00%	0.60%	1.65%	–16.04%	–15.44	%(a)
UIF Global Real Estate II	751	$8.50	$16.06	$7,311	3.29%	0.60%	1.75%	–11.68%	–10.69%
Lord Abbett Growth & Income	10,172	$9.25	$13.84	$117,661	0.72%	0.60%	1.80%	–7.77%	–6.64%
Lord Abbett Bond Debenture	17,605	$9.80	$18.92	$291,184	6.48%	0.60%	1.80%	2.51%	3.76%
Lord Abbett Mid Cap Value	6,435	$9.04	$15.82	$86,373	0.20%	0.60%	1.80%	–5.73%	–4.59%
Lord Abbett Growth Opportunities	1,614	$8.65	$16.67	$25,880	0.00%	0.60%	1.70%	–11.57%	–10.59%
Lord Abbett Capital Structure	3,127	$9.54	$16.84	$48,403	2.64%	0.60%	1.80%	–1.60%	–0.40%
Lord Abbett International Opportunities	2,783	$7.95	$15.18	$24,685	0.98%	0.60%	1.75%	–17.11%	–16.22%
Lord Abbett Classic Stock	910	$9.07	$13.18	$9,655	0.81%	0.60%	1.65%	–9.66%	–8.70%
Lord Abbett Series Fundamental Equity VC	6,277	$9.18	$11.79	$71,068	0.29%	0.60%	1.75%	–6.11%	–5.06%
Fidelity Index 500 Portfolio SC2	3,075	$9.65	$15.17	$34,615	1.92%	0.60%	1.75%	0.06%	1.18%
Fidelity Growth Portfolio SC2	239	$9.88	$15.83	$2,727	0.12%	0.60%	1.65%	–1.68%	–0.63%
Fidelity Contrafund Portfolio SC2	9,977	$9.26	$15.26	$119,890	0.88%	0.60%	1.75%	–4.43%	–3.37%
Fidelity Mid Cap SC2	6,959	$8.86	$17.33	$93,489	0.03%	0.60%	1.75%	–12.36%	–11.39%
Fidelity Equity Income SC2	848	$9.07	$15.41	$9,782	2.29%	0.60%	1.65%	–1.00%	0.05%
Fidelity Investment Grade Bonds SC2	7,383	$10.13	$13.85	$95,617	3.39%	0.60%	1.75%	5.22%	6.40%
Fidelity Freedom Fund - 2015 Maturity SC2	91	$10.12	$13.79	$996	1.84%	0.70%	1.65%	–2.15%	–1.21%
Fidelity Freedom Fund - 2020 Maturity SC2	139	$9.81	$14.34	$1,670	1.95%	0.60%	1.65%	–2.87%	–1.83%
Franklin Flex Cap Growth Securities	1,022	$9.25	$14.43	$11,462	0.00%	0.60%	1.75%	–6.42%	–5.37%
Franklin Income Securities	11,892	$9.64	$15.24	$150,680	5.65%	0.60%	1.75%	0.65%	1.77%
Franklin Rising Dividend Securities	15,496	$10.12	$15.93	$185,418	1.50%	0.60%	1.75%	4.20%	5.36%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011				For the Year Ended December 31, 2011
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin Small-Mid Cap Growth Securities	1,210	$9.19	$16.43	$14,220	0.00%	0.60%	1.75%	–6.44%	–5.40%
Franklin Small Cap Value Securities CL 2	2,636	$9.66	$12.43	$31,288	0.67%	0.60%	1.75%	–5.39%	–4.34%
Franklin US Government Fund	22,659	$10.10	$12.64	$270,669	3.14%	0.60%	1.75%	3.89%	5.05%
Templeton Growth Securities	12,715	$8.12	$13.83	$115,070	1.30%	0.60%	1.75%	–8.55%	–7.53%
Templeton Foreign Securities	9,254	$8.47	$13.56	$93,795	1.70%	0.60%	1.75%	–12.15%	–11.17%
Templeton Global Bond Securities Fund II	9,357	$9.21	$14.97	$130,435	5.43%	0.60%	1.75%	–2.55%	–1.46%
Mutual Shares Securities	37,146	$9.18	$14.27	$380,902	2.58%	0.60%	1.75%	–2.72%	–1.63%
American Asset Allocation Fund Class 2	4,795	$10.04	$13.91	$56,603	2.03%	0.60%	1.70%	–0.42%	0.69%
Legg Mason ClearBridge Variable Mid Cap Core II	1,524	$9.10	$12.08	$17,750	0.00%	0.60%	1.75%	–5.77%	–4.72%
Legg Mason ClearBridge Variable Small Cap Growth II	169	$9.53	$13.17	$2,110	0.00%	0.70%	1.65%	–0.65%	0.30%
PIMCO VIT Long-Term US Government Advisor	547	$10.59	$13.79	$7,144	2.54%	0.60%	1.75%	25.55%	26.94%
PIMCO VIT Low Duration Advisor	3,962	$9.84	$10.60	$41,152	1.56%	0.60%	1.75%	–0.70%	0.40%
PIMCO VIT Real Return Advisor	11,142	$10.15	$12.07	$131,420	1.86%	0.60%	1.75%	9.67%	10.89%
PIMCO VIT Short-Term Advisor	2,725	$9.86	$10.15	$27,210	0.85%	0.60%	1.75%	–1.29%	–0.19%
PIMCO VIT Total Return Advisor	39,540	$9.93	$11.06	$429,278	2.55%	0.60%	1.75%	1.75%	2.88%
Royce Capital Fund Micro-Cap SC	1,124	$8.52	$11.96	$12,807	3.55%	0.60%	1.75%	–13.74%	–12.78%
Royce Capital Fund Small-Cap SC	6,047	$9.38	$11.81	$68,884	0.42%	0.60%	1.75%	–5.19%	–4.13%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	5,955	$11.41	$22.11	$95,354	0.77%	0.60%	1.80%	9.20%	10.53%
Goldman Sachs Strategic International Equity	4,726	$10.40	$17.56	$62,541	1.48%	0.60%	1.80%	8.38%	9.70%
Goldman Sachs Structured US Equity	2,229	$9.44	$25.08	$44,113	1.41%	0.60%	1.80%	10.82%	12.17%
Goldman Sachs Structured Small Cap Equity	1,918	$11.33	$28.06	$45,185	0.53%	0.60%	1.80%	27.78%	29.34%
Goldman Sachs Strategic Growth	3,559	$10.11	$23.07	$52,655	0.41%	0.60%	1.80%	8.75%	10.07%
Goldman Sachs Mid Cap Value	916	$16.18	$17.51	$15,415	0.66%	0.60%	1.80%	22.76%	24.25%
Goldman Sachs Strategic Growth SC	2,907	$10.03	$15.04	$34,837	0.35%	0.70%	1.70%	8.68%	9.72%
Goldman Sachs Large Cap Value Fund SC	9,323	$8.72	$14.17	$88,482	0.76%	0.70%	1.70%	9.06%	10.11%
Goldman Sachs Strategic International Equity SC	6,375	$8.30	$14.89	$56,109	1.35%	0.70%	1.65%	8.27%	9.32%
Goldman Sachs Structured Small Cap Equity SC	2,223	$11.51	$17.81	$26,462	0.32%	0.70%	1.65%	27.73%	28.96%
Goldman Sachs Structured US Equity SC	66	$9.00	$14.42	$827	1.38%	0.70%	1.65%	10.75%	11.81%
Goldman Sachs VIT Growth Opportunities SC	1,404	$11.01	$12.93	$17,346	0.00%	0.60%	1.70%	17.40%	18.65%
Goldman Sachs Mid Cap Value SC	1,068	$11.02	$11.11	$11,820	1.13%	0.70%	1.70%	7.45%	8.14	%(a)
Calvert VP SRI Balanced	175	$11.34	$14.33	$2,435	1.37%	0.70%	1.80%	9.58%	10.81%
MFS Growth Series IC	360	$10.37	$16.85	$5,745	0.12%	0.70%	1.80%	13.27%	14.53%
MFS Research IC	609	$11.22	$15.03	$8,787	0.95%	0.70%	1.80%	13.82%	15.09%
MFS Investors Trust IC	871	$10.70	$14.34	$11,833	1.22%	0.70%	1.80%	9.10%	10.32%
MFS Total Return IC	2,602	$15.47	$18.82	$46,005	2.82%	0.70%	1.80%	7.95%	9.16%
MFS New Discovery IC	145	$20.22	$26.62	$3,647	0.00%	0.70%	1.80%	33.89%	35.38%
MFS Utilities IC	268	$22.32	$24.59	$6,398	3.36%	0.70%	1.80%	11.76%	13.01%
MFS Investors Growth Stock IC	451	$6.63	$7.45	$3,124	0.48%	0.70%	1.80%	10.45%	11.69%
MFS Growth Series SC	448	$10.18	$16.54	$6,377	0.00%	0.60%	1.80%	12.96%	14.33%
MFS Research SC	205	$11.01	$15.16	$2,721	0.63%	0.60%	1.80%	13.57%	14.95%
MFS Investors Trust SC	1,345	$10.51	$14.33	$17,655	0.72%	0.60%	1.80%	8.89%	10.22%
MFS Total Return SC	5,583	$12.13	$18.45	$81,959	2.52%	0.60%	1.80%	7.66%	8.98%
MFS New Discovery SC	1,964	$15.65	$26.11	$41,808	0.00%	0.60%	1.80%	33.50%	35.13%
MFS Utilities SC	1,190	$15.08	$24.12	$23,103	2.77%	0.60%	1.80%	11.47%	12.83%
MFS Investors Growth Stock SC	8,583	$6.50	$15.02	$65,193	0.28%	0.60%	1.80%	10.14%	11.48%
MFS VIT Research Bond SC	10,863	$10.34	$10.70	$115,145	1.62%	0.60%	1.70%	5.44%	6.56%
MFS VIT Value SC	6,297	$10.42	$11.55	$71,364	0.69%	0.60%	1.70%	9.38%	10.55%
Oppenheimer Money Fund/VA	32,570	$0.98	$11.28	$48,336	0.03%	0.60%	1.80%	–1.77%	–0.57%
Oppenheimer Small & Mid Cap Fund/VA	258	$9.33	$13.44	$3,367	0.00%	0.70%	1.80%	25.18%	26.57%
Oppenheimer Capital Appreciation Fund/VA	825	$11.24	$16.63	$12,572	0.19%	0.70%	1.80%	7.45%	8.65%
Oppenheimer Main Street Fund/VA	1,195	$10.37	$13.72	$15,501	1.15%	0.70%	1.80%	14.02%	15.30%
Oppenheimer Global Strategic Income Fund/VA	1,556	$18.34	$20.08	$29,884	8.72%	0.70%	1.80%	12.90%	14.16%
Oppenheimer Global Securites Fund/VA	635	$20.53	$26.06	$15,359	1.48%	0.70%	1.80%	13.88%	15.15%
Oppenheimer High Income Fund/VA	413	$3.94	$4.18	$1,692	6.61%	0.70%	1.80%	12.75%	14.01%
Oppenheimer Small & Mid Cap Fund/VA SC	92	$8.92	$16.55	$1,098	0.00%	0.60%	1.80%	24.88%	26.40%
Oppenheimer Capital Appreciation Fund/VA SC	2,976	$10.83	$16.32	$35,135	0.00%	0.60%	1.80%	7.18%	8.49%
Oppenheimer Main Street Fund/VA SC	567	$10.23	$14.95	$7,180	0.82%	0.60%	1.80%	13.75%	15.13%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Global Strategic Income Fund/VA SC	10,112	$12.33	$19.69	$168,404	7.14%	0.60%	1.80%	12.71%	14.08%
Oppenheimer Global Securites Fund/VA SC	6,064	$15.02	$25.61	$115,021	0.76%	0.60%	1.80%	13.63%	15.01%
Oppenheimer High Income Fund/VA SC	519	$3.35	$15.08	$2,207	6.13%	0.60%	1.80%	12.39%	13.76%
Van Eck Global Hard Asset	8	$48.79	$51.80	$413	0.40%	1.25%	1.80%	26.91%	27.62%
Invesco Van Kampen VI Capital Growth	1,649	$5.05	$5.68	$8,845	0.00%	0.70%	1.80%	17.69%	19.01%
Invesco Van Kampen VI Comstock	3,296	$15.05	$16.92	$52,709	0.14%	0.70%	1.80%	13.89%	15.17%
Invesco Van Kampen VI Growth & Income	3,985	$13.65	$15.35	$57,789	0.11%	0.70%	1.80%	10.49%	11.73%
Invesco Van Kampen VI Mid-Cap Growth II	2,525	$6.12	$18.54	$32,256	0.00%	0.60%	1.80%	24.99%	26.51%
Invesco Van Kampen VI Equity and Income II	8,390	$13.02	$16.00	$126,004	1.95%	0.60%	1.80%	10.02%	11.36%
Invesco Van Kampen VI Government II	10,283	$10.33	$12.36	$121,331	0.20%	0.60%	1.80%	3.00%	4.26%
Invesco Van Kampen VI Capital Growth II	712	$4.96	$17.14	$4,957	0.00%	0.60%	1.80%	17.42%	18.85%
Invesco Van Kampen VI Comstock II	8,739	$12.20	$16.60	$132,160	0.12%	0.60%	1.80%	13.62%	15.00%
Invesco Van Kampen VI Growth & Income II	12,090	$12.72	$15.05	$173,470	0.08%	0.60%	1.80%	10.18%	11.52%
Invesco Van Kampen VI Global Tactical Asset Alloc II	265	$10.61	$11.11	$2,909	0.07%	0.60%	1.70%	7.52%	8.67%
Invesco Van Kampen VI International Growth Equity II	524	$8.11	$15.71	$6,235	1.45%	0.60%	1.65%	8.09%	9.24%
Invesco Van Kampen VI Mid Cap Value II	56	$10.88	$12.66	$708	0.59%	0.70%	1.65%	20.17%	21.33%
UIF Global Real Estate II	322	$9.70	$18.02	$3,662	9.30%	0.60%	1.65%	20.30%	21.58%
Lord Abbett Growth & Income	10,732	$11.47	$14.85	$133,652	0.57%	0.60%	1.80%	15.30%	16.71%
Lord Abbett Bond Debenture	13,248	$13.79	$18.25	$212,055	6.91%	0.60%	1.80%	10.30%	11.64%
Lord Abbett Mid Cap Value	7,525	$13.20	$16.61	$106,259	0.39%	0.60%	1.80%	23.18%	24.68%
Lord Abbett Growth Opportunities	1,759	$15.30	$18.66	$31,709	0.00%	0.60%	1.70%	20.84%	22.19%
Lord Abbett Capital Structure	3,552	$13.74	$16.93	$55,469	2.80%	0.60%	1.80%	12.71%	14.08%
Lord Abbett International Opportunities	2,681	$9.59	$18.15	$28,689	0.85%	0.60%	1.65%	19.23%	20.49%
Lord Abbett Classic Stock	700	$10.04	$14.46	$8,372	0.52%	0.60%	1.65%	12.24%	13.43%
Lord Abbett Series Fundamental Equity VC	2,432	$10.84	$12.42	$29,582	0.62%	0.60%	1.70%	17.07%	18.31%
Fidelity Index 500 Portfolio SC2	2,659	$9.86	$15.02	$29,411	1.87%	0.60%	1.70%	12.84%	14.04%
Fidelity Growth Portfolio SC2	264	$10.05	$15.96	$3,060	0.03%	0.60%	1.65%	21.82%	23.12%
Fidelity Contrafund Portfolio SC2	8,209	$10.43	$15.83	$100,516	1.13%	0.60%	1.70%	15.00%	16.23%
Fidelity Mid Cap SC2	3,915	$11.60	$19.65	$59,281	0.16%	0.60%	1.70%	26.45%	27.80%
Fidelity Equity Income SC2	897	$9.16	$15.44	$10,375	1.62%	0.60%	1.65%	13.03%	14.23%
Fidelity Investment Grade Bonds SC2	5,791	$10.38	$13.07	$71,030	3.78%	0.60%	1.70%	5.78%	6.90%
Fidelity Freedom Fund - 2015 Maturity SC2	91	$10.34	$13.97	$1,019	2.08%	0.70%	1.65%	10.93%	12.00%
Fidelity Freedom Fund - 2020 Maturity SC2	144	$10.10	$14.64	$1,755	2.11%	0.60%	1.65%	12.45%	13.64%
Franklin Flex Cap Growth Securities	667	$10.64	$15.28	$8,296	0.00%	0.60%	1.65%	14.28%	15.50%
Franklin Income Securities	10,473	$10.69	$15.00	$131,216	6.61%	0.60%	1.70%	10.82%	12.00%
Franklin Rising Dividend Securities	11,557	$10.28	$15.15	$134,159	1.57%	0.60%	1.70%	18.66%	19.92%
Franklin Small-Mid Cap Growth Securities	889	$10.87	$17.41	$11,368	0.00%	0.60%	1.70%	25.52%	26.86%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin Small Cap Value Securities CL 2	1,049	$11.16	$12.99	$13,258	0.58%	0.60%	1.70%	26.11%	27.45%
Franklin US Government Fund	14,678	$10.25	$12.03	$166,068	3.10%	0.60%	1.70%	3.55%	4.65%
Templeton Growth Securities	7,507	$8.87	$14.98	$77,256	1.30%	0.60%	1.70%	5.63%	6.75%
Templeton Foreign Securities	6,895	$10.56	$15.30	$79,883	1.86%	0.60%	1.70%	6.62%	7.76%
Templeton Global Bond Securities Fund II	5,210	$10.45	$15.20	$74,467	1.35%	0.60%	1.70%	12.26%	13.46%
Mutual Shares Securities	21,814	$9.43	$14.54	$238,074	1.75%	0.60%	1.70%	9.36%	10.53%
American Asset Allocation Fund Class 2	3,823	$10.17	$13.84	$46,593	2.32%	0.60%	1.70%	10.99%	11.83%
Legg Mason ClearBridge Variable Mid Cap Core II	569	$11.24	$12.68	$7,107	0.00%	0.60%	1.70%	20.05%	21.33%
Legg Mason ClearBridge Variable Small Cap Growth II	69	$11.52	$13.13	$886	0.00%	0.70%	1.65%	22.68%	23.86%
PIMCO VIT Long-Term US Government Advisor	255	$10.31	$10.89	$2,652	3.32%	0.60%	1.65%	9.66%	10.83%
PIMCO VIT Low Duration Advisor	1,665	$10.18	$10.55	$17,384	1.64%	0.60%	1.70%	3.45%	4.55%
PIMCO VIT Real Return Advisor	4,217	$10.48	$10.88	$45,415	1.23%	0.60%	1.70%	6.22%	7.35%
PIMCO VIT Short-Term Advisor	1,351	$9.99	$10.17	$13,615	0.78%	0.60%	1.70%	0.33%	1.40%
PIMCO VIT Total Return Advisor	17,262	$10.40	$10.75	$183,821	2.32%	0.60%	1.70%	6.22%	7.35%
Royce Capital Fund Micro-Cap SC	379	$11.84	$13.72	$5,087	3.38%	0.60%	1.70%	27.76%	29.12%
Royce Capital Fund Small-Cap SC	2,343	$10.97	$12.32	$28,364	0.23%	0.60%	1.70%	18.28%	19.54%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 3, 2010

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	7,050	$10.38	$20.14	$102,665	1.70%	0.60%	1.80%	16.19%	17.61%
Goldman Sachs Strategic International Equity	5,461	$9.53	$16.11	$66,642	1.80%	0.60%	1.80%	26.37%	27.92%
Goldman Sachs Structured US Equity	2,664	$8.46	$22.51	$47,291	1.93%	0.60%	1.80%	18.97%	20.42%
Goldman Sachs Structured Small Cap Equity	2,335	$8.86	$21.84	$42,564	1.15%	0.60%	1.80%	25.38%	26.91%
Goldman Sachs Strategic Growth	4,222	$9.23	$21.10	$57,200	0.44%	0.60%	1.80%	45.09%	46.86%
Goldman Sachs Mid Cap Value	1,113	$13.16	$14.10	$15,140	1.78%	0.60%	1.80%	30.76%	32.35%
Goldman Sachs Strategic Growth SC	780	$9.22	$13.72	$8,455	0.35%	0.70%	1.65%	45.07%	46.47%
Goldman Sachs Large Cap Value Fund SC	7,182	$7.99	$12.88	$59,900	2.26%	0.70%	1.65%	15.93%	17.04%
Goldman Sachs Strategic International Equity SC	6,034	$7.66	$13.63	$47,605	2.10%	0.70%	1.65%	26.25%	27.47%
Goldman Sachs Structured Small Cap Equity SC	2,494	$9.00	$13.83	$23,015	1.32%	0.70%	1.65%	25.17%	26.37%
Goldman Sachs Structured US Equity SC	54	$8.12	$12.91	$610	4.36%	0.70%	1.65%	18.90%	20.05%
Goldman Sachs VIT Growth Opportunities SC	15	$10.87	$10.89	$160	0.00%	0.70%	1.65%	10.97%	11.14	%(a)
Calvert VP SRI Balanced	197	$10.27	$13.01	$2,500	2.09%	0.70%	1.80%	23.60%	24.98%
MFS Growth Series IC	445	$9.09	$14.79	$6,223	0.33%	0.70%	1.80%	35.20%	36.71%
MFS Research IC	771	$9.79	$13.13	$9,740	1.54%	0.70%	1.80%	28.20%	29.63%
MFS Investors Trust IC	1,081	$9.74	$13.07	$13,402	1.75%	0.70%	1.80%	24.62%	26.01%
MFS Total Return IC	3,124	$14.23	$17.34	$50,952	3.96%	0.70%	1.80%	15.91%	17.20%
MFS New Discovery IC	166	$15.00	$19.78	$3,135	0.00%	0.70%	1.80%	60.25%	62.04%
MFS Utilities IC	352	$19.83	$21.88	$7,500	5.24%	0.70%	1.80%	30.82%	32.29%
MFS Investors Growth Stock IC	608	$6.00	$6.67	$3,807	0.74%	0.70%	1.80%	37.05%	38.58%
MFS Growth Series SC	361	$8.95	$14.56	$4,399	0.02%	0.60%	1.80%	34.86%	36.50%
MFS Research SC	146	$9.63	$13.21	$1,692	1.12%	0.60%	1.80%	27.86%	29.42%
MFS Investors Trust SC	401	$9.58	$13.03	$4,690	1.04%	0.60%	1.80%	24.28%	25.80%
MFS Total Return SC	5,167	$11.25	$17.05	$70,091	3.11%	0.60%	1.80%	15.61%	17.02%
MFS New Discovery SC	1,226	$12.22	$19.45	$18,647	0.00%	0.60%	1.80%	59.99%	61.95%
MFS Utilities SC	703	$13.44	$21.52	$12,561	4.02%	0.60%	1.80%	30.48%	32.07%
MFS Investors Growth Stock SC	8,802	$5.90	$13.50	$59,428	0.39%	0.60%	1.80%	36.60%	38.26%
MFS VIT Research Bond SC	512	$10.02	$10.04	$5,135	0.00%	0.60%	1.65%	0.15%	0.32	%(a)
MFS VIT Value SC	313	$10.43	$10.45	$3,269	0.00%	0.60%	1.65%	6.09%	6.27	%(a)
Oppenheimer Money Fund/VA	26,031	$0.99	$11.35	$39,701	0.39%	0.60%	1.80%	–1.48%	–0.28%
Oppenheimer Small & Mid Cap Fund/VA	307	$7.38	$10.68	$3,184	0.00%	0.70%	1.80%	30.22%	31.68%
Oppenheimer Capital Appreciation Fund/VA	1,023	$10.38	$15.39	$14,414	0.34%	0.70%	1.80%	41.92%	43.51%
Oppenheimer Main Street Fund/VA	1,463	$9.03	$11.96	$16,591	2.03%	0.70%	1.80%	25.98%	27.39%
Oppenheimer Global Strategic Income Fund/VA	1,886	$16.24	$17.59	$31,922	0.55%	0.70%	1.80%	16.69%	18.00%
Oppenheimer Global Securites Fund/VA	745	$17.90	$22.76	$15,790	2.41%	0.70%	1.80%	37.26%	38.79%
Oppenheimer High Income Fund/VA	501	$3.49	$3.69	$1,809	0.00%	0.70%	1.80%	23.07%	24.44%
Oppenheimer Small & Mid Cap Fund/VA SC	108	$7.09	$13.12	$1,009	0.00%	0.60%	1.80%	29.88%	31.47%
Oppenheimer Capital Appreciation Fund/VA SC	3,074	$10.09	$15.14	$33,237	0.00%	0.60%	1.80%	41.56%	43.29%
Oppenheimer Main Street Fund/VA SC	490	$8.93	$13.01	$5,321	1.44%	0.60%	1.80%	25.69%	27.23%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Global Strategic Income Fund/VA SC	6,748	$10.86	$17.28	$103,033	0.18%	0.60%	1.80%	16.28%	17.70%
Oppenheimer Global Securites Fund/VA SC	2,125	$13.13	$22.41	$33,272	1.82%	0.60%	1.80%	36.85%	38.52%
Oppenheimer High Income Fund/VA SC	669	$2.97	$13.28	$2,444	0.00%	0.60%	1.80%	23.69%	25.20%
Van Eck Global Hard Asset	13	$38.44	$40.59	$493	0.24%	1.25%	1.80%	54.70%	55.57%
Van Eck VIP Real Estate	—	$—	$—	$—	0.00%	0.70%	1.80%	40.81%	42.38	%(b)
Invesco Van Kampen VI Capital Growth	2,047	$4.29	$4.77	$9,270	0.11%	0.70%	1.80%	63.09%	64.91%
Invesco Van Kampen VI Comstock	4,098	$13.21	$14.69	$57,187	4.87%	0.70%	1.80%	26.47%	27.88%
Invesco Van Kampen VI Growth & Income	4,887	$12.36	$13.74	$63,791	4.16%	0.70%	1.80%	22.13%	23.50%
Invesco Van Kampen VI Mid-Cap Growth II	981	$4.89	$14.68	$8,186	0.00%	0.60%	1.80%	53.56%	55.44%
Invesco Van Kampen VI Equity and Income II	7,483	$11.76	$14.38	$102,699	2.80%	0.60%	1.80%	20.29%	21.75%
Invesco Van Kampen VI Government II	10,640	$9.99	$11.85	$121,179	6.06%	0.60%	1.80%	–0.95%	0.26%
Invesco Van Kampen VI Capital Growth II	837	$4.22	$14.45	$4,993	0.00%	0.60%	1.80%	62.67%	64.65%
Invesco Van Kampen VI Comstock II	7,520	$10.66	$14.45	$97,953	4.32%	0.60%	1.80%	26.10%	27.64%
Invesco Van Kampen VI Growth & Income II	6,303	$11.47	$13.51	$81,924	3.61%	0.60%	1.80%	21.88%	23.37%
Invesco Van Kampen VI Global Tactical Asset Alloc II	6	$10.20	$10.22	$59	2.84%	0.80%	1.65%	3.26%	3.36	%(a)
Invesco Van Kampen VI International Growth Equity II	486	$7.51	$14.41	$5,061	0.58%	0.60%	1.65%	34.29%	35.72%
Invesco Van Kampen VI Mid Cap Value II	—	$10.41	$10.43	$4	0.00%	0.80%	1.65%	7.18%	7.18	%(a)(c)
Van Kampen Enterprise	—	$—	$—	$—	3.83%	0.70%	1.80%	1.28%	2.41	%(b)
Van Kampen Enterprise II	—	$—	$—	$—	2.54%	0.60%	1.80%	1.14%	2.37	%(b)
UIF Global Real Estate II	118	$8.06	$14.85	$1,135	0.01%	0.70%	1.65%	39.09%	40.43%
Lord Abbett Growth & Income	10,957	$9.94	$12.75	$115,999	1.02%	0.60%	1.80%	16.76%	18.19%
Lord Abbett Bond Debenture	9,841	$12.45	$16.37	$145,488	7.64%	0.60%	1.80%	31.90%	33.50%
Lord Abbett Mid Cap Value	8,794	$10.68	$13.35	$99,744	0.51%	0.60%	1.80%	24.34%	25.86%
Lord Abbett Growth Opportunities	1,909	$12.66	$15.29	$28,263	0.00%	0.60%	1.80%	42.93%	44.67%
Lord Abbett Capital Structure	3,890	$12.11	$14.85	$53,743	3.59%	0.60%	1.80%	21.19%	22.67%
Lord Abbett International Opportunities	2,418	$8.04	$15.10	$20,445	1.92%	0.60%	1.65%	45.44%	46.99%
Lord Abbett Classic Stock	404	$8.94	$12.77	$4,229	1.37%	0.60%	1.65%	23.44%	24.75%
Lord Abbett Series Fundamental Equity VC	143	$10.47	$10.50	$1,497	0.39%	0.60%	1.65%	8.17%	8.36	%(a)
Fidelity Index 500 Portfolio SC2	2,421	$8.73	$13.20	$23,061	2.59%	0.60%	1.65%	24.22%	25.54%
Fidelity Growth Portfolio SC2	282	$8.25	$12.99	$2,619	0.24%	0.60%	1.65%	25.86%	27.20%
Fidelity Contrafund Portfolio SC2	6,990	$9.07	$13.64	$70,514	1.35%	0.60%	1.65%	33.24%	34.66%
Fidelity Mid Cap SC2	2,265	$9.39	$15.44	$25,088	0.58%	0.60%	1.65%	37.45%	38.91%
Fidelity Equity Income SC2	883	$8.11	$13.54	$8,765	2.96%	0.60%	1.65%	27.74%	29.11%
Fidelity Investment Grade Bonds SC2	4,030	$11.15	$12.28	$46,684	8.56%	0.60%	1.65%	13.57%	14.78%
Fidelity Freedom Fund - 2015 Maturity SC2	65	$9.32	$12.48	$662	5.24%	0.70%	1.65%	22.96%	24.15%
Fidelity Freedom Fund - 2020 Maturity SC2	116	$8.98	$12.91	$1,233	6.41%	0.60%	1.65%	26.43%	27.78%
Franklin Flex Cap Growth Securities	414	$9.31	$13.25	$4,444	0.00%	0.60%	1.65%	30.78%	32.17%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin Income Securities	9,563	$10.60	$13.42	$106,124	7.96%	0.60%	1.65%	33.36%	34.78%
Franklin Rising Dividend Securities	8,406	$8.67	$12.65	$79,345	1.37%	0.60%	1.65%	15.41%	16.64%
Franklin Small-Mid Cap Growth Securities	652	$8.66	$13.75	$6,493	0.00%	0.60%	1.65%	41.21%	42.71%
Franklin Small Cap Value Securities CL 2	59	$10.17	$10.19	$600	0.00%	0.70%	1.65%	7.57%	7.73	%(a)
Franklin US Government Fund	6,841	$10.04	$11.49	$75,432	3.44%	0.60%	1.65%	1.40%	2.48%
Templeton Growth Securities	4,487	$8.40	$14.06	$40,712	3.10%	0.60%	1.65%	28.94%	30.32%
Templeton Foreign Securities	5,441	$10.09	$14.23	$57,707	2.66%	0.60%	1.65%	34.78%	36.22%
Templeton Global Bond Securities Fund II	2,454	$11.34	$13.39	$31,626	12.90%	0.60%	1.65%	16.73%	17.97%
Mutual Shares Securities	11,447	$8.63	$13.18	$108,713	2.05%	0.60%	1.65%	23.97%	25.29%
American Asset Allocation Fund Class 2	2,288	$9.15	$12.40	$24,884	3.95%	0.60%	1.35%	22.44%	23.24%
Legg Mason ClearBridge Variable Mid Cap Core II	47	$10.42	$10.44	$488	0.00%	0.70%	1.65%	8.62%	8.79	%(a)
Legg Mason ClearBridge Variable Small Cap Growth II	7	$10.57	$10.60	$79	0.00%	0.80%	1.65%	11.37%	11.48	%(a)
PIMCO VIT Long-Term US Government Advisor	12	$9.41	$9.43	$117	0.88%	0.70%	1.65%	–3.50%	–3.35	%(a)
PIMCO VIT Low Duration Advisor	54	$10.07	$10.09	$539	0.42%	0.60%	1.65%	0.28%	0.45	%(a)
PIMCO VIT Real Return Advisor	204	$10.11	$10.14	$2,065	0.29%	0.60%	1.65%	0.36%	0.53	%(a)
PIMCO VIT Short-Term Advisor	36	$10.00	$10.03	$361	0.26%	0.60%	1.65%	–0.14%	0.03	%(a)
PIMCO VIT Total Return Advisor	950	$9.99	$10.02	$9,506	0.71%	0.60%	1.65%	0.03%	0.20	%(a)
Royce Capital Fund Micro-Cap SC	30	$10.60	$10.62	$318	0.00%	0.70%	1.50%	10.98%	11.13	%(a)
Royce Capital Fund Small-Cap SC	142	$10.28	$10.31	$1,466	0.00%	0.60%	1.65%	7.04%	7.23	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date November 2, 2009

(b)  Closed April 24, 2009

(c)  Less than 500 units — does not round up to 1,000

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.50% - 1.65%
Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%
Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.	$0 - $50
Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.	0.00% - 0.70%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2013

7.  EXPENSES — (Continued)

Expense Type	Range
Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis, an "Asset Base" basis, a "Floored Asset Base" basis or a "Net Amount at Risk" basis.	0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. Loans outstanding were approximately $28,300 at December 31, 2013.

Investment Distributors, Inc., a wholly owned subsidiary of Protective Life Corporation, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2013, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 25, 2014

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,967,322	$2,799,390	$2,784,134
Reinsurance ceded	(1,387,437)	(1,310,097)	(1,363,914)
Net of reinsurance ceded	1,579,885	1,489,293	1,420,220
Net investment income	1,836,188	1,789,338	1,753,444
Realized investment gains (losses):
Derivative financial instruments	82,161	(227,816)	(155,005)
All other investments	(121,537)	232,836	247,753
Other-than-temporary impairment losses	(10,941)	(67,130)	(62,210)
Portion recognized in other comprehensive income (before taxes)	(11,506)	8,986	14,889
Net impairment losses recognized in earnings	(22,447)	(58,144)	(47,321)
Other income	250,420	230,553	189,494
Total revenues	3,604,670	3,456,060	3,408,585
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2013 — $1,207,781; 2012 — $1,228,897; 2011 — $1,231,405)	2,473,988	2,317,121	2,222,220
Amortization of deferred policy acquisition costs and value of business acquired	154,660	192,183	249,520
Other operating expenses, net of reinsurance ceded: (2013 — $199,079; 2012 — $200,442; 2011 — $203,868)	553,523	487,177	461,570
Total benefits and expenses	3,182,171	2,996,481	2,933,310
Income before income tax	422,499	459,579	475,275
Income tax (benefit) expense
Current	(18,298)	81,006	(4,576)
Deferred	149,195	70,037	156,095
Total income tax expense	130,897	151,043	151,519
Net income	$291,602	$308,536	$323,756

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Net income	$291,602	$308,536	$323,756
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2013 — $(673,302); 2012 — $392,372; 2011 — $400,626)	(1,250,416)	728,692	744,032
Reclassification adjustment for investment amounts included in net income, net of income tax: (2013 — $(15,396); 2012 — $(3,317); 2011 — $(14,646))	(28,594)	(6,163)	(27,213)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2013 — $2,472; 2012 — $16,227; 2011 — $(13,195))	4,591	30,136	(24,506)
Change in accumulated (loss) gain — derivatives, net of income tax: (2013 — $395; 2012 — $1,108; 2011 — $2,382)	734	2,058	4,424
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2013 — $822; 2012 — $1,120; 2011 — $(138))	1,527	2,080	(256)
Total other comprehensive income (loss)	(1,272,158)	756,803	696,481
Total comprehensive income (loss)	$(980,556)	$1,065,339	$1,020,237

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2013 — $33,641,823; 2012 — $26,661,310)	$34,797,757	$29,769,978
Fixed maturities, at amortized cost (fair value: 2013 — $335,676; 2012 — $319,163)	365,000	300,000
Equity securities, at fair value (cost: 2013 — $632,652; 2012 — $371,827)	602,388	373,715
Mortgage loans (2013 and 2012 includes: $627,731 and $765,520 related to securitizations)	5,486,417	4,948,625
Investment real estate, net of accumulated depreciation (2013 — $937; 2012 — $771)	16,873	6,517
Policy loans	1,815,744	865,391
Other long-term investments	424,482	378,821
Short-term investments	133,024	216,787
Total investments	43,641,685	36,859,834
Cash	345,579	269,582
Accrued investment income	461,838	350,804
Accounts and premiums receivable, net of allowance for uncollectible amounts (2013 — $4,211; 2012 — $4,191)	128,115	67,891
Reinsurance receivables	6,008,010	5,682,841
Deferred policy acquisition costs and value of business acquired	3,490,605	3,225,356
Goodwill	80,675	83,773
Property and equipment, net of accumulated depreciation (2013 — $110,080; 2012 — $103,625)	51,071	47,391
Other assets	501,509	343,925
Income tax receivable	12,399	61,952
Assets related to separate accounts
Variable annuity	12,791,438	9,601,417
Variable universal life	783,618	562,817
Total assets	$68,296,542	$57,157,583
Liabilities
Future policy benefits and claims	$29,780,958	$21,626,065
Unearned premiums	1,500,394	1,352,872
Total policy liabilities and accruals	31,281,352	22,978,937
Stable value product account balances	2,559,552	2,510,559
Annuity account balances	11,125,253	10,658,463
Other policyholders' funds	1,214,380	566,985
Other liabilities	944,429	1,210,579
Deferred income taxes	1,060,646	1,783,713
Non-recourse funding obligations	1,495,448	1,446,900
Repurchase program borrowings	350,000	150,000
Liabilities related to separate accounts
Variable annuity	12,791,438	9,601,417
Variable universal life	783,618	562,817
Total liabilities	63,606,116	51,470,370
Commitments and contingencies — Note 12
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2013 and 2012 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,433,258	1,363,258
Retained earnings	2,713,200	2,507,829
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2013 — $290,553; 2012 — $979,251)	539,598	1,818,608
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2013 — $325; 2012 — $(2,147))	603	(3,988)
Accumulated loss — derivatives, net of income tax: (2013 — $(665); 2012 — $(1,883))	(1,235)	(3,496)
Total shareowner's equity	4,690,426	5,687,213
Total liabilities and shareowner's equity	$68,296,542	$57,157,583

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2010	$2	$5,000	$1,361,734	$2,347,537	$357,840	$4,072,113
Net income for 2011				323,756		323,756
Other comprehensive income					696,481	696,481
Comprehensive income for 2011						1,020,237
Dividends paid to the parent company					(215,000)	(215,000)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012				308,536		308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions			1,524			1,524
Dividends paid to the parent company				(257,000)		(257,000)
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$291,602	$308,536	$323,756
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	61,823	53,124	(45,427)
Amortization of deferred policy acquisition costs and value of business acquired	154,660	192,183	249,520
Capitalization of deferred policy acquisition costs	(345,885)	(311,960)	(355,033)
Depreciation expense	6,595	7,378	8,616
Deferred income tax	149,195	70,037	107,265
Accrued income tax	70,749	359	(24,683)
Interest credited to universal life and investment products	875,180	962,678	993,574
Policy fees assessed on universal life and investment products	(894,176)	(794,825)	(712,038)
Change in reinsurance receivables	97,523	(140,424)	(28,615)
Change in accrued investment income and other receivables	(34,551)	580	(35,436)
Change in policy liabilities and other policyholders' funds of traditional life and health products	95,421	300,523	15,307
Trading securities:
Maturities and principal reductions of investments	179,180	276,659	283,239
Sale of investments	256,938	454,150	860,474
Cost of investments acquired	(380,836)	(585,618)	(950,051)
Other net change in trading securities	38,999	(56,615)	7,933
Change in other liabilities	(78,240)	(22,009)	(148,801)
Other income — gains on repurchase of non-recourse funding obligations	(15,379)	(29,344)	(35,512)
Other, net	13,679	11,220	118,311
Net cash provided by operating activities	542,477	696,632	632,399
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,094,862	1,169,563	1,396,105
Sale of investments, available-for-sale	3,241,559	2,535,708	2,957,589
Cost of investments acquired, available-for-sale	(5,079,971)	(4,228,755)	(5,155,155)
Change in investments, held-to-maturity	(65,000)	(300,000)	—
Mortgage loans:
New lendings	(583,697)	(346,435)	(484,483)
Repayments	861,562	739,402	446,794
Change in investment real estate, net	(10,356)	4,927	(4,266)
Change in policy loans, net	17,181	14,428	14,190
Change in other long-term investments, net	(231,653)	(123,401)	77,079
Change in short-term investments, net	147,477	(82,282)	122,665
Net unsettled security transactions	7,373	37,169	68,810
Purchase of property and equipment	(10,275)	(6,157)	(17,463)
Payments for business acquisitions, net of cash acquired	(471,714)	—	(209,609)
Net cash used in investing activities	(1,082,652)	(585,833)	(787,744)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	46,000	198,300	(112,200)
Repurchase program borrowings	200,000	150,000	—
Capital contributions from PLC	70,000	—	—
Dividends paid to the parent company	(44,963)	(257,000)	(215,000)
Investment product deposits and change in universal life deposits	3,219,561	3,716,553	4,216,738
Investment product withdrawals	(2,874,426)	(3,818,845)	(3,777,365)
Other financing activities, net	—	—	(24,051)
Net cash provided by (used in) financing activities	616,172	(10,992)	88,122
Change in cash	75,997	99,807	(67,223)
Cash at beginning of period	269,582	169,775	236,998
Cash at end of period	$345,579	$269,582	$169,775

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange "PL". The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 20, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available for sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held to maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, any remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon issuer and/or collateral performance and discounted at an estimated market rate. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. For more information on impairments, refer to Note 5, Investment Operations.

Investment Products

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 21, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

During 2013, the Company began marketing a new FIA product. These products are also deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 21, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $42.1 million and $96.6 million as of December 31, 2013 and 2012, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

In the first quarter of 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. Deferred acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services-Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.13%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments-Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flow and earnings of the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows used in calculating VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products, in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75% and in proportion to estimated gross margin for policies within the Closed Block that was acquired as part of the MONY acquisition. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Home office building	$74,313	$72,587
Data processing equipment	35,789	29,209
Other, principally furniture and equipment	51,049	49,220
	161,151	151,016
Accumulated depreciation	(110,080)	(103,625)
Total property and equipment	$51,071	$47,391

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts, as opposed to solely meeting the needs of the buyer. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2013 and 2012, the Company had $0.2 billion and $0.3 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2013, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2014	$555.2
2015-2016	1,294.4
2017-2018	684.1
Thereafter	25.9

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 22, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% to 80%. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Favorable market returns during the year have reduced the likelihood of claims and increased the amount of fees projected to be received. More favorable market conditions at year end 2013 also reduced projected claims. The increase in risk free interest rates has reduced the present value of both claims and fees, but since claims are generally expected later than the fees, the reduction of the present value of claims is greater than the reduction of the present value of fees. As a result of these and other factors, the aggregate GMWB reserve has moved to a net asset position. As of December 31, 2013, our net GMWB asset held was $93.9 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2013, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2013, we had goodwill of $80.7 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Income Taxes

The results of operations of the Company are included in the consolidated federal and certain state income tax returns of PLC. The Company uses the asset and liability method of accounting for income taxes. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in other assets and other liabilities, respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 5, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2013, range from approximately 2.0% to 8.75%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2013		2012	2011
	(Dollars In Thousands)
Balance beginning of year	$326,633		$312,799	$299,971
Less: reinsurance	155,341		161,450	156,932
Net balance beginning of year	171,292		151,349	143,039
Incurred related to:
Current year	698,028		702,555	653,525
Prior year	68,396		62,926	65,269
Total incurred	766,424		765,481	718,794
Paid related to:
Current year	682,877		664,744	639,118
Prior year	85,146		80,794	76,424
Total paid	768,023		745,538	715,542
Other changes:
Acquisition and reserve transfers	47,255	(1)	—	5,058
Net balance end of year	216,948		171,292	151,349
Add: reinsurance	117,502		155,341	161,450
Balance end of year	$334,450		$326,633	$312,799

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 for MONY Life Insurance Company is not reflected in this chart.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 2.0% to 7.0% and investment products ranged from 0.2% to 7.9% in 2013.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2013, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2013, the GMDB was $13.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance topic.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is separately negotiated. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2011-11 — Balance Sheet — Disclosures about Offsetting Assets and Liabilities. This Update contains new disclosure requirements regarding the nature of an entity's rights of offset and related arrangements associated with its financial and derivative instruments. The new disclosures are designed to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRSs"). Generally, it is more difficult to qualify for offsetting under IFRSs than it is under GAAP. As a result, entities with significant financial instrument and derivative portfolios that report under IFRSs typically present positions on their balance sheets that are significantly larger than those of entities with similarly sized portfolios whose financial statements are prepared in accordance with GAAP. To facilitate comparison between financial statements prepared under GAAP and IFRSs, the new disclosures will give financial statement users information about both gross and net exposures. In January 2013, the FASB issued ASU No. 2013-01, which clarifies that application of ASU No. 2011-11 is limited to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Both Updates were effective January 1, 2013. Neither Update had an impact on the Company's results of operations or financial position. See Note 23, Offsetting of Assets and Liabilities for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2012-02 — Intangibles — Goodwill and Other — Testing Indefinite-Lived Intangible Assets for Impairment. This Update is intended to reduce the complexity and cost of performing an impairment test for indefinite-lived intangible assets by allowing an entity the option to make a qualitative evaluation about the likelihood of impairment prior to the quantitative calculation required by current guidance. Under the amendments to Topic 350, an entity has the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. If an entity determines it is not more likely than not that impairment exists, quantitative impairment testing is not required. However, if an entity concludes otherwise, the impairment test outlined in current guidance is required to be completed. The Update does not change the current requirement that indefinite-lived intangible assets be reviewed for impairment at least annually. This Update was effective January 1, 2013. This Update did not have an impact on the Company's results of operations or financial position. See Note 8, Goodwill.

ASU No. 2013-02 — Comprehensive Income — Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this Update supersede the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05, Comprehensive Income — Presentation of Comprehensive Income, and ASU No. 2011-12, Comprehensive Income — Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, for all entities. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. The Update requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under GAAP to be reclassified in its entirety to net income. For other amounts that are not required under GAAP to be reclassified in their entirety in the same reporting period, an entity is required to cross-reference other disclosures required under GAAP that provide additional detail about those amounts. The Company has added the Accumulated Other Comprehensive Income footnote to disclose the required information beginning in 2013. This Update was effective January 1, 2013. This Update did not have an impact on the Company's results of operations or financial position.

ASU No. 2013-10 — Derivatives and Hedging — Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes. This Update provides for the inclusion of the Fed Funds Effective Swap Rate as a U.S. benchmark interest rate for hedge accounting purposes, in addition to U.S. Treasury rates and LIBOR. The amendments in the Update also remove the restriction on using different benchmark rates for similar hedges. The amendments are effective prospectively for transactions entered into on or after July 17, 2013. The Company has and will continue to consider this additional benchmark rate.

ASU No. 2013-11 — Income Taxes — Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or A Tax Credit Carryforward Exists. The objective of this Update is to eliminate diversity in practice related to the presentation of certain unrecognized tax benefits. The Update provides that unrecognized tax benefits should be presented as a reduction of a deferred tax asset for a net operating loss or other tax credit carry forward when settlement in this manner is available under the tax law. The amendments are effective for annual periods beginning after December 15, 2013 and interim periods therein, with early adoption permitted.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company elected to adopt the guidance in this Update for the annual period ending December 31, 2013. The Update did not have an impact on the Company's results of operations or financial position.

3.  SIGNIFICANT ACQUISITIONS

On October 1, 2013 the Company completed the acquisition contemplated by the master agreement (the "Master Agreement") dated April 10, 2013. Pursuant to that Master Agreement with AXA Financial, Inc. ("AXA") and AXA Equitable Financial Services, LLC ("AEFS"), the Company acquired the stock of MONY Life Insurance Company ("MONY") from AEFS and entered into a reinsurance agreement (the "Reinsurance Agreement") pursuant to which it reinsured on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of MONY Life Insurance Company of America ("MLOA"). The aggregate purchase price of MONY was $686 million. The ceding commission for the reinsurance of the MLOA Business was $370 million. Together, the purchase of MONY and reinsurance of the MLOA Business are hereto referred to as (the "MONY acquisition"). The MONY acquisition allowed the Company to invest its capital and increase the scale of its Acquisitions segment. The MONY acquisition business is comprised of traditional and universal life insurance policies and fixed and variable annuities, most of which were written prior to 2004.

The MONY acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. Based on SEC Regulation 210.11-01, the Company considered the reinsurance of the MLOA Business, together with the acquisition of MONY, as a business combination since there is a continuity of business operations related to MONY and the related reinsured MLOA Business such as physical facilities and employee base. In addition, the Company considered SEC Reporting Manual 2010.6 which states "reinsurance transactions may also be deemed the acquisition of a business because the right to receive future premiums generally indicates continuity of historical revenues".

In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The MONY acquisition will be subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. The following table summarizes the consideration paid for the acquisition and the preliminary determination of the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of October 1, 2013
(Dollars In Thousands)
Assets
Fixed maturities, at fair value	$6,550,691
Equity securities, at fair value	108,413
Mortgage loans	823,340
Policy loans	967,534
Short-term investments	130,963
Total investments	8,580,941

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

Fair Value As of October 1, 2013
(Dollars In Thousands)
Cash	$213,861
Accrued investment income	114,656
Accounts and premiums receivable, net of allowance for uncollectible amounts	29,031
Reinsurance receivables	422,692
Value of business acquired	219,751
Other assets	30,139
Income tax receivable	21,196
Deferred income taxes	168,916
Separate account assets	195,452
Total assets	$9,996,635
Liabilities
Future policy and benefit claims	$7,654,969
Unearned premiums	3,066
Total policy liabilities and accruals	7,658,035
Annuity account balances	752,163
Other policyholders' funds	636,034
Other liabilities	66,936
Non-recourse funding obligation	2,548
Separate account liabilities	195,344
Total liabilities	9,311,060
Net assets acquired	$685,575

Included in the amounts above, are liabilities related to certain non-qualified pension and deferred compensation plans ("MONY Benefits Plans") and supporting trust assets. Through an indemnification agreement within the Master Agreement, at the end of each calendar year, to the extent the supporting trust assets are less than the MONY Benefit Plan liabilities, AXA will pay MONY an amount equal to the shortfall. As of December 31, 2013, the MONY Benefit Plans had a total liability balance of $8.1 million and the supporting trust assets had a total balance of $8.6 million.

During the year ended December 31, 2013, the Company incurred $18.3 million of expenses related to the MONY acquisition. These expenses are included in the Company's other operating expenses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned acquisition was completed as of January 1, 2012:

	Unaudited For The Year Ended December 31,
	2013		2012
	(Dollars In Thousands)
Revenue	$4,245,388	(1)	$4,330,935
Net income	325,783	(2)	365,204

(1)  Includes $203.8 million of revenue recognized in the Company's net income for the year ended December 31, 2013.

(2)  Includes $27.9 million of pre-tax net income recognized by the Company for the year ended December 31, 2013.

4.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the MONY acquisition as discussed in Note 3, Significant Acquisitions.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company has developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block from the acquisition date through December 31, 2013 is as follows:

As of December 31, 2013
(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other	$6,274,719
Policyholder dividend obligation	190,494
Other liabilities	1,259
Total closed block liabilities	6,466,472
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,109,142
Equity securities, available-for-sale, at fair value	5,223
Mortgage loans on real estate	594,884
Policy loans	802,013
Cash and other invested assets	140,577
Other assets	207,265
Total closed block assets	5,859,104
Excess of reported closed block liabilities over closed block assets	607,368
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of deferred tax benefit of $1,074 and net of policyholder dividend obligation of $12,720	(1,994)
Future earnings to be recognized from closed block assets and closed block liabilities	$605,374

Reconciliation of the policyholder dividend obligation from the acquisition date through December 31, 2013 is as follows:

For The Period Ended December 31, 2013
(Dollars In Thousands)
Policyholder dividend obligation, at acquisition date	$213,350
Applicable to net revenue (losses)	(10,136)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(12,720)
Policyholder dividend obligation, end of period	$190,494

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses from the acquisition date through December 31, 2013 are as follows:

For The Period Ended December 31, 2013
(Dollars In Thousands)
Revenues
Premiums and other income	$64,171
Net investment income (loss)	51,141
Net investment gains (losses)	9,252
Total revenues	124,564
Benefits and other deductions
Benefits and settlement expenses	113,564
Other operating expenses	548
Total benefits and other deductions	114,112
Net revenues before income taxes	10,452
Income tax expense	3,658
Net revenues	$6,794

5.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$1,508,924	$1,453,018	$1,414,965
Equity securities	26,735	20,740	20,595
Mortgage loans	333,093	349,845	336,541
Investment real estate	3,555	3,289	3,458
Short-term investments	72,433	62,887	72,137
	1,944,740	1,889,779	1,847,696
Other investment expenses	108,552	100,441	94,252
Net investment income	$1,836,188	$1,789,338	$1,753,444

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$63,161	$67,669	$80,044
Equity securities	3,276	(45)	9,136
Impairments on fixed maturity securities	(19,100)	(58,144)	(47,321)
Impairments on equity securities	(3,347)	—	—
Modco trading portfolio	(178,134)	177,986	164,224
Other investments	(9,840)	(12,774)	(5,651)
Total realized gains (losses) — investments	$(143,984)	$174,692	$200,432

For the year ended December 31, 2013, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses. For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses. For the year ended December 31, 2011, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $104.5 million and gross realized losses were $62.0 million, including $46.6 million of impairment losses.

For the year ended December 31, 2013, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million. For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million. For the year ended December 31, 2011, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.2 billion. The gain realized on the sale of these securities was $104.5 million.

For the year ended December 31, 2013, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2011, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $263.1 million. The loss realized on the sale of these securities was $15.3 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2013
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,435,349	$34,255	$(24,536)	$1,445,068	$979
Commercial mortgage-backed securities	963,461	26,900	(19,705)	970,656	—
Other asset-backed securities	926,396	15,135	(69,548)	871,983	(51)
U.S. government-related securities	1,529,818	32,150	(54,078)	1,507,890	—
Other government-related securities	49,171	2,257	(1)	51,427	—
States, municipals, and political subdivisions	1,315,457	103,663	(8,291)	1,410,829	—
Corporate bonds	24,623,681	1,509,546	(391,813)	25,741,414	—
	30,843,333	1,723,906	(567,972)	31,999,267	928
Equity securities	611,473	6,068	(36,332)	581,209	—
Short-term investments	80,582	—	—	80,582	—
	$31,535,388	$1,729,974	$(604,304)	$32,661,058	$928
2012
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,766,260	$92,417	$(19,347)	$1,839,330	$(406)
Commercial mortgage-backed securities	797,844	72,577	(598)	869,823	—
Other asset-backed securities	1,023,649	12,788	(61,424)	975,013	(241)
U.S. government-related securities	1,097,501	71,536	(591)	1,168,446	—
Other government-related securities	93,565	7,258	(45)	100,778	—
States, municipals, and political subdivisions	1,188,019	255,898	(264)	1,443,653	—
Corporate bonds	17,687,164	2,726,858	(48,395)	20,365,627	(5,488)
	23,654,002	3,239,332	(130,664)	26,762,670	(6,135)
Equity securities	352,272	11,881	(9,993)	354,160	—
Short-term investments	97,852	—	—	97,852	—
	$24,104,126	$3,251,213	$(140,657)	$27,214,682	$(6,135)

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2013 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2013
Fixed maturities:
Other	$365,000	$—	$(29,324)	$335,676	$—
	$365,000	$—	$(29,324)	$335,676	$—
2012
Fixed maturities:
Other	$300,000	$19,163	$—	$319,163	$—
	$300,000	$19,163	$—	$319,163	$—

During the year ended December 31, 2013, the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities had gross unrecognized holding losses of $29.3 million. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2013 and 2012, the Company had an additional $2.8 billion and $3.0 billion of fixed maturities, $21.2 million and $19.6 million of equity securities, and $52.4 million and $118.9 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2013, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$1,016,111	$1,033,834	$—	$—
Due after one year through five years	4,980,915	5,244,978	—	—
Due after five years through ten years	9,074,051	9,323,440	—	—
Due after ten years	15,772,256	16,397,015	365,000	335,676
	$30,843,333	$31,999,267	$365,000	$335,676

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2013.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to fixed maturities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

During the year ended December 31, 2011, the Company recorded pre-tax other-than-temporary impairments of investments of $62.2 million all of which were related to fixed maturities. Of the $62.2 million of impairments for the year ended December 31, 2011, $47.3 million was recorded in earnings and $14.9 million was recorded in other comprehensive income (loss). For the year ended December 31, 2011, there were no impairments related to equity securities. For the year ended December 31, 2011, pre-tax other-than-temporary impairments related to fixed maturities that the Company did not intend to sell and does not expect to be required to sell were $52.7 million, with $37.8 million of credit losses recorded on fixed maturities in earnings and $14.9 million of non-credit losses recorded in other comprehensive income (loss). During the same period, other-than-temporary impairments related to fixed maturities that the Company intends to sell or expects to be required to sell were $9.5 million and were recorded in earnings.

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Beginning balance	$121,237	$69,476	$39,275
Additions for newly impaired securities	3,516	26,544	12,699
Additions for previously impaired securities	12,066	25,217	20,591
Reductions for previously impaired securities due to a change in expected cash flows	(87,908)	—	—
Reductions for previously impaired securities that were sold in the current period	(7,237)	—	(3,089)
Other	—	—	—
Ending balance	$41,674	$121,237	$69,476

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$332,812	$(14,050)	$209,818	$(10,486)	$542,630	$(24,536)
Commercial mortgage- backed securities	429,228	(18,467)	13,840	(1,238)	443,068	(19,705)
Other asset-backed securities	175,846	(14,555)	497,512	(54,993)	673,358	(69,548)
U.S. government-related securities	891,698	(53,508)	6,038	(570)	897,736	(54,078)
Other government-related securities		10,161	(1)	—	10,161	(1)
States, municipalities, and political subdivisions	172,157	(8,113)	335	(178)	172,492	(8,291)
Corporate bonds	7,480,163	(353,069)	271,535	(38,744)	7,751,698	(391,813)
Equities	376,776	(27,861)	21,764	(8,471)	398,540	(36,332)
	$9,868,841	$(489,624)	$1,020,842	$(114,680)	$10,889,683	$(604,304)

RMBS have a gross unrealized loss greater than twelve months of $10.5 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $55.0 million as of December 31, 2013. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses less than and greater than twelve months of $353.1 million and $38.7 million, respectively, as of December 31, 2013. These declines were primarily related to changes in interest rates during the period. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $8.5 million as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$100,412	$(9,578)	$166,000	$(9,769)	$266,412	$(19,347)
Commercial mortgage- backed securities	50,506	(598)	—	—	50,506	(598)
Other asset-backed securities	479,223	(28,179)	242,558	(33,245)	721,781	(61,424)
U.S. government-related securities	106,806	(591)	—	—	106,806	(591)
Other government-related securities	14,955	(45)	—	—	14,955	(45)
States, municipalities, and political subdivisions	11,526	(264)	—	—	11,526	(264)
Corporate bonds	775,593	(23,630)	363,128	(24,765)	1,138,721	(48,395)
Equities	35,059	(5,150)	21,754	(4,843)	56,813	(9,993)
	$1,574,080	$(68,035)	$793,440	$(72,622)	$2,367,520	$(140,657)

RMBS had a gross unrealized loss greater than twelve months of $9.8 million as of December 31, 2012. The non-agency RMBS market experienced improvements during the year, but these losses represented securities where credit concerns were more pronounced. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $33.2 million as of December 31, 2012. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the FFELP. These unrealized losses have occurred within the Company's ARS portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The corporate bonds category had gross unrealized losses greater than twelve months of $24.8 million as of December 31, 2012. These losses were primarily related to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $4.8 million as of December 31, 2012. These losses were primarily related to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2013, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.6 billion and had an amortized cost of $1.6 billion. In addition, included in the Company's trading portfolio, the Company held $333.9 million of securities which were rated below investment grade. Approximately $543.8 million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$(1,269,277)	$819,152	$761,738
Equity securities	(20,899)	8,484	(13,292)

The Company held $26.4 million of non-income producing securities for the year ended December 31, 2013.

Excluding the MONY acquisition, included in the Company's invested assets are $985.9 million of policy loans as of December 31, 2013. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2013 and 2012. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 11, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the holding company ("PLC") has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider. As of December 31, 2013, no payments have been made or required related to this guarantee.

6.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2013, the Company's mortgage loan holdings were approximately $5.5 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, professional office buildings, and warehouses). The Company believes these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten and funded by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

During 2013, the Company acquired previously funded mortgage loans as part of the MONY acquisition with a fair value of $823.3 million as of the acquisition date. These loans were recorded in the Company's balance sheet at the fair value of the mortgage loans on the date of acquisition, October 1, 2013. The acquired loans had an unpaid principal balance of $857.3 million of which the Company did not expect to collect $11.0 million as of the date of acquisition.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2013:

Type	Percentage of Mortgage Loans on Real Estate
Retail	60.6%
Office Buildings	14.9
Apartments	11.8
Warehouses	7.4
Other	5.3
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 62.1% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	11.6%
Georgia	8.6
Alabama	6.9
Florida	6.5
Tennessee	6.1
North Carolina	5.0
New York	4.7
South Carolina	4.6
Ohio	4.2
Utah	3.9
62.1%

During 2013, the Company funded approximately $548.2 million of new loans, with an average loan size of $4.2 million. As part of the MONY acquisition, the Company added $857.3 million previously funded mortgage loans to the total mortgage loan portfolio. The average size mortgage loan in the portfolio as of December 31, 2013, was $2.8 million, and the weighted-average interest rate was 5.86%. The largest single mortgage loan was $50.0 million.

Many of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $94.5 million would become due in 2014, $1.2 billion in 2015 through 2019, $511.3 million in 2020 through 2024, and $134.5 million thereafter.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2013 and December 31, 2012, approximately $666.6 million and $817.3 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2013 and 2012, the Company recognized $17.9 million and $16.1 million of participating mortgage loan income, respectively.

As of December 31, 2013, approximately $15.9 million, or 0.03%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. We do not expect these investments to adversely affect our liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2013, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year either involved the modification of payment terms pursuant to bankruptcy proceedings or included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor. With respect to the modified loans we expect to collect all amounts due related to these loans as well as expenses incurred as a result of the restructurings. Additionally, there were no material changes to the principal balance of these loans, as a result of restructuring or modifications, which was $3.2 million as of December 31, 2013. During the year a mortgage loan was paid off at a discount, the impact of this transaction resulted in a reduction of $0.5 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses and did not remain on the Company's balance sheets as of December 31, 2013.

The Company's mortgage loan portfolio consists of two categories of loans: (1) those not subject to a pooling and servicing agreement and (2) those subject to a contractual pooling and servicing agreements. As of December 31, 2013, $3.2 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming or restructured. The Company foreclosed on three nonperforming loans of $10.5 million during the year ended December 31, 2013.

As of December 31, 2013, $2.2 million of loans subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ended December 31, 2013. The Company did not foreclose on any nonperforming loans subject to a pooling and service agreement during the year ended December 31, 2013.

As of December 31, 2013 and December 31, 2012, the Company had an allowance for mortgage loan credit losses of $3.1 million and $2.9 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Beginning balance	$2,875	$4,975
Charge offs	(6,838)	(8,340)
Recoveries	(1,016)	(628)
Provision	8,109	6,868
Ending balance	$3,130	$2,875

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31, 2013.

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Commercial mortgage loans	$14,368	$—	$2,208	$16,576
Number of delinquent commercial mortgage loans	8	—	1	9

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2013
Commercial mortgage loans:
With no related allowance recorded	$2,208	$2,208	$—	$2,208	$31	$—
With an allowance recorded	21,288	21,281	3,130	5,322	304	304
2012
Commercial mortgage loans:
With no related allowance recorded	$13,044	$14,419	$—	$2,609	$53	$69
With an allowance recorded	13,927	13,927	2,875	3,482	154	154

7.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$2,493,729	$2,345,458
Capitalization of commissions, sales, and issue expenses	345,885	311,959
Amortization	(112,117)	(105,447)
Change in unrealized investment gains and losses	(6,894)	(58,241)
Balance, end of period	$2,720,603	$2,493,729

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$731,627	$877,763
Acquisitions(1)	63,627	—
Amortization	(42,543)	(86,736)
Change in unrealized gains and losses	17,291	(59,400)
Balance, end of period	$770,002	$731,627

(1)  Includes VOBA associated with the MONY acquisition of $219.8 million, offset by $156.1 million ceded to reinsurers.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

During 2013, the Company reclassified certain amounts which previously were reported as DAC into VOBA for purposes of presentation within the tables above. Prior years amounts have been similarly presented to make the amounts within these tables comparable for the periods presented. These changes had no effect on previously reported financial statement line items.

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2014	$79,248
2015	74,663
2016	70,235
2017	66,720
2018	63,153

8.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2011	$38,713	$48,158	$86,871
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2012	35,615	48,158	83,773
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2013	$32,517	$48,158	$80,675

During the year ended December 31, 2013 and 2012, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2013 and 2012 on the portion of tax goodwill in excess of GAAP basis goodwill. See Note 2, Summary of Significant Accounting Policies for additional information.

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, various account value guarantees upon death. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.5 billion as of December 31, 2013. For more information regarding the valuation of and income impact of GMWB please refer to Note 2, Summary of Significant Accounting Policies, Note 21, Fair Value of Financial Instruments, and Note 22, Derivative Financial Instruments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.7%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience with attained age factors varying from 49% — 80%, lapse rates ranging from 0% — 24% (depending on product type and duration), and an average discount rate of 6.2%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.6 billion as of December 31, 2013. The total GMDB amount payable based on VA account balances as of December 31, 2013, was $106.6 million (including $90.0 million in the Annuities segment and $16.6 million in the Acquisitions segment) with a GMDB reserve of $13.3 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2013 for the Company was 68.

These amounts exclude the VA business of the Chase Insurance Group, acquired in 2006, which consisted of five insurance companies that manufactured and administered traditional life insurance and annuity products and four non-insurance companies (which collectively are referred to as the "Chase Insurance Group") which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $13.8 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2013, was 64.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Beginning balance	$19,606	$9,798	$6,412
Incurred guarantee benefits	(3,133)	14,087	7,171
Less: Paid guarantee benefits	2,865	4,279	3,785
Ending balance	$13,608	$19,606	$9,798

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Equity mutual funds	$7,984,198	$6,171,196
Fixed income mutual funds	4,606,093	3,381,581
Total	$12,590,291	$9,552,777

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Deferred asset, beginning of period	$143,949	$125,527	$112,147
Amounts deferred	15,274	23,362	29,472
Amortization	(12,572)	(4,940)	(16,092)
Deferred asset, end of period	$146,651	$143,949	$125,527

10.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2013, the Company had reinsured approximately 54% of the face value of its life insurance in-force. The Company has reinsured approximately 23% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2013, 2012, or 2011 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  REINSURANCE — (Continued)

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Millions)
Direct life insurance in-force	$726,697	$706,416	$728,670
Amounts assumed from other companies	46,752	30,470	32,813
Amounts ceded to other companies	(416,809)	(444,951)	(469,530)
Net life insurance in-force	$356,640	$291,935	$291,953
Percentage of amount assumed to net	13%	10%	11%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Millions)
Direct premiums	$2,372	$2,227	$2,245
Reinsurance assumed	307	282	248
Reinsurance ceded	(1,300)	(1,229)	(1,278)
Net premiums(1)	$1,379	$1,280	$1,215
Percentage of amount assumed to net	22%	22%	20%

(1)  Includes annuity policy fees of $88.7 million, $103.8 million, and $74.9 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The Company has also reinsured accident and health risks representing $20.0 million, $12.1 million, and $14.4 million of premium income, while the Company has assumed accident and health risks representing $24.3 million, $29.4 million, and $21.7 million of premium income for 2013, 2012, and 2011, respectively. In addition, the Company reinsured property and casualty risks representing $67.8 million, $69.6 million, and $71.2 million of premium income, while the Company assumed property and casualty risks representing $8.0 million, $6.8 million, and $6.2 million of premium income for 2013, 2012, and 2011, respectively.

As of December 31, 2013 and 2012, policy and claim reserves relating to insurance ceded of $6.0 billion and $5.6 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2013 and 2012, the Company had paid $79.7 million and $105.0 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  REINSURANCE — (Continued)

December 31, 2013 and 2012, the Company had receivables of $66.1 million and $66.1 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $6.0 billion and $5.7 billion as of December 31, 2013 and 2012, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2013		2012
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$823.0	A+	$739.6	A+
Security Life of Denver Insurance Company	819.3	A	768.9	A
Lincoln National Life Insurance Co.	553.7	A+	515.2	A+
Transamerica Life Insurance Co.	531.1	A+	524.1	A+
RGA Reinsurance Company	419.1	A+	377.6	A+
SCOR Global Life USA Reinsurance Company	402.7	A	237.3	A
American United Life Insurance Company	342.2	A+	334.8	A+
Scottish Re (U.S.), Inc.(1)	305.1	NR	290.7	NR
Employers Reassurance Corporation	289.2	A-	287.9	A-
Centre Reinsurance (Bermuda) Ltd	281.6	NR	—	NR

(1)  As of July 30, 2013, Scottish Re Life Corporation was merged with and into Scottish Re (U.S.), Inc., and for comparative purposes the 2012 reinsurance receivable from these two companies has been combined.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

11.  DEBT AND OTHER OBLIGATIONS

The Company and PLC has access to a Credit Facility that provides the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provides for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The maturity date on the Credit Facility is July 17, 2017. The Company did not have an outstanding balance under the credit facility as of December 31, 2013. PLC had an outstanding balance of $485.0 million at an interest rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2013.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of Surplus Notes with a total outstanding balance of $800 million as of December 31, 2013. PLC holds the entire outstanding balance of Surplus Notes. The Series A1 Surplus Notes have a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 Surplus Notes have a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 Surplus Notes have a balance of $300 million and accrue interest at a fixed rate of 8.45%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of outstanding non-recourse funding obligations as of December 31, 2013. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2013, securities related to $269.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $8.5 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $296.6 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2013, no payments have been made under these agreements, however, PLC has collateralized certain support agreement obligations to Golden Gate II of approximately $0.3 million. Re-evaluation and, if necessary, adjustment of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms of the support agreements. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and Red Mountain, LLC ("Red Mountain"), a wholly owned subsidiary, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

secondary guarantees issued by the Company and its subsidiary, WCL. Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2013, the principal balance of the Red Mountain note was $365 million. In connection with the transaction, PLC has entered into certain support agreements under which PLC guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $144.3 million and will be paid in annual installments through 2031. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V, and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2013, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $365 million outstanding non-recourse funding obligation as of December 31, 2013. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2013, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(1)	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	327,900	2052	1.11%
Golden Gate V Vermont Captive Insurance Company(1)	365,000	2037	6.25%
MONY Life Insurance Company(1)	2,548	2024	6.63%
Total	$1,495,448

(1)  Fixed rate obligations

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

During 2013, the Company repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company. For the year ended December 31, 2012, the Company repurchased $101.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $32.0 million pre-tax gain for the Company. These gains are recorded in other income in the consolidated condensed statements of income.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a wholly owned Vermont special purpose financial captive insurance company, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of West Coast Life Insurance Company ("WCL"). The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 to include an additional block of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $715 million as of December 31, 2013. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $720 million in 2015. The term of the LOC is expected to be approximately 13.5 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $149.8 million and will be paid in three installments with the last payment occurring in 2019, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Second Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. There were no support

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

agreements between the Company and Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Second and Amended and Restated Agreement. As of December 31, 2013, no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a wholly owned Vermont special purpose financial captive insurance company, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, during each quarter of 2013 and was $700 million as of December 31, 2013. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date and with a maturity date of December 30, 2022. The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities related to the policies of WCL and retrocedes liabilities related to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2013, no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that its cash flows and those of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for itself and certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than ninety days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. The agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2013, the fair value of securities pledged under the repurchase program was $384.4 million and the repurchase obligation of $350.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 10 basis points). During the year ended December 31, 2013, the maximum balance outstanding at any one point in time related to these programs was $815.0 million. The average daily balance was $496.9 million (at an

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

average borrowing rate of 11 basis points) during the year ended December 31, 2013. As of December 31, 2012, the Company had a $150.0 million outstanding balance related to such borrowings. During 2012, the maximum balance outstanding at any one point in time related to these programs was $425.0 million. The average daily balance was $266.3 million (at an average borrowing rate of 14 basis points) during the year ended December 31, 2012.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $111.4 million, $92.9 million, and $90.8 million in 2013, 2012, and 2011, respectively. The $18.5 million unfavorable variance was primarily due to increased interest expense on the Golden Gate V non-recourse funding obligation of $17.3 million and $2.2 million increased interest expense primarily on Golden Gate III and Golden Gate IV letters of credit. These unfavorable variances were offset by reductions in interest expense as a result of the Company's repurchase of non-recourse funding obligations during the year.

12.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 19 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.2 million, $11.2 million, and $10.8 million for the years ended December 31, 2013, 2012, and 2011, respectively. The aggregate annualized rent was approximately $7.0 million for the year ended December 31, 2013. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2014	$6,971
2015	5,845
2016	3,770
2017	1,391
2018	750
Thereafter	1,978

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2014	$1,236
2015	1,236
2016	1,239
2017	1,236
2018	76,211

As of December 31, 2013 and 2012, the Company had outstanding mortgage loan commitments of $322.8 million at an average rate of 4.93% and $182.6 million at an average rate of 5.10%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Companies in the financial services and insurance industries are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

The Company was audited by the IRS and the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. The case has followed normal procedure and is now under review at Congress' Joint Committee on Taxation. The Company believes the matter will conclude within the next twelve months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $24.3 million. However, this payment, if it were to occur, would not materially impact the Company or its effective tax rate.

As discussed in Note 3, Significant Acquisitions, through the acquisition of MONY by the Company certain income tax credit carryforwards (which arose in MONY's pre-acquisition tax years) transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA (the former parent of the consolidated income tax return group in which MONY was a member) retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company has determined that, based on all information known as of the acquisition date and through the December 31, 2013 reporting date, it is probable that a loss of the utilization of these carryforwards has been incurred and the amount of the loss can be reasonably estimated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards has been offset by the aforementioned liability. However, given the inherent difficulty in predicting the ultimate outcome of such matters, it is possible that adjustments to the values of this deferred tax asset and the related liability may occur in future reporting periods.

The Company has received notice from two third party auditors that certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has co-insured blocks of life insurance and annuity policies, will be audited for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company has recorded a reserve with respect to life insurance policies issued by the Company's subsidiaries and certain co-insured blocks of life insurance policies issued by other companies in connection with these pending audits. The Company does not consider the amount of this reserve to be material to the Company's financial condition or results of operations. With respect to a separate block of life insurance policies that is co-insured by a subsidiary of the Company, the Company is presently unable to estimate the reasonably possible loss or range of loss due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies, the distinct characteristics of this co-insured block of policies which differentiate it from the blocks of life insurance policies for which the Company has recorded a reserve, and the initial stages

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with this block of co-insured policies probable or reasonably estimable.

The Company has received notice that it and its affiliated life insurance companies are subject to a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid substantial administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

13.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2013, 2012, and 2011, PL&A paid no dividends to PLC on its preferred stock.

14.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9.5 million shares of PLC common stock may be issued in payment of awards.

Performance Shares

The criteria for payment of the 2013 performance awards is based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.5%, the award maximum is earned.

The criteria for payment of the 2012 performance awards is based on PLC's ROE over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.2%, the award maximum is earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

Awards are paid in shares of PLC's common stock. Performance shares are equivalent in value to one share of our common stock times the award earned percentage payout. Performance share awards of 298,500 were issued during the year ended December 31, 2013 and 306,100 performance share awards were issued during the year ended December 31, 2012.

Performance share awards in 2013 and 2012 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2013	298,500	$9,328
2012	306,100	8,608
2011	191,100	5,433

Stock Appreciation Rights

Stock appreciation rights ("SARs") of PLC have historically been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2010	$21.97	2,324,837
SARs exercised / forfeited	8.31	(50,608)
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited / expired	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited / expired	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101

The outstanding SARs as of December 31, 2013, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	100,700	2	100,700
48.60	33,900	3	33,900
43.46	161,700	4	161,700
41.12	2,500	4	2,500
38.59	267,800	5	267,800
3.50	501,697	6	501,697
18.36	236,804	7	236,804

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

PLC will pay an amount in stock equal to the difference between the specified base price of PLC's common stock and the market value at the exercise date for each SAR. There were no SARs issued for the years ended December 31, 2013, 2012, and 2011. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016.

Restricted Stock Units

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 166,850 restricted stock units for the year ended December 31, 2013 and 190,800 restricted stock units for the year ended December 31, 2012. These awards had a total fair value at grant date of $5.5 million and $5.4 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $15.7 million, $10.3 million, and $10.2 million in 2013, 2012, and 2011, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $4.5 million, $3.9 million, and $2.7 million in 2013, 2012, and 2011, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners' equity, net of deferred taxes. As of December 31, 2013, the total compensation cost related to non-vested stock-based compensation not yet recognized was $19.7 million and the weighted-average period over which it is expected to be recognized is approximately 1.9 years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

The following table provides information as of December 31, 2013, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2013(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2013(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2013(c)
Equity compensation plans approved by shareowners	2,628,085	(1)	$22.15 (3)	4,297,959 (4)
Equity compensation plans not approved by shareowners	213,900	(2)	Not applicable	Not applicable(5)
Total	2,841,985		$22.15	4,297,959

(1)  Includes the following number of shares: (a) 848,316 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 852,384 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2013); (c) 397,578 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 383,641 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 146,166 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 174,476 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 39,425 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. The funding stabilization provisions of MAP-21 reduced our minimum required defined benefit plan contributions for the 2012 and 2013 plan years. Since the funding stabilization provisions of MAP-21 do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2013, PLC contributed $2.0 million to its defined benefit pension plan for the 2012 plan year and $6.9 million to its defined benefit pension plan for the 2013 plan year. In addition, during January of 2014, PLC made a $2.3 million contribution to the defined benefit pension plan for the 2013 plan year. PLC has not yet determined what amount it will fund for the remainder of 2014, but estimates that the amount will be between $10 million and $20 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2013	2012	2013	2012
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$207,999	$210,319	$36,306	$39,828
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$223,319	$199,162	$42,971	$36,256
Service cost	9,345	9,145	1,037	867
Interest cost	8,985	8,977	1,387	1,473
Actuarial (gain) or loss	(8,172)	15,286	(1,505)	6,946
Benefits paid	(14,325)	(9,251)	(4,211)	(2,571)
Projected benefit obligation at end of year	219,152	223,319	39,679	42,971
Change in plan assets:
Fair value of plan assets at beginning of year	152,187	125,058	—	—
Actual return on plan assets	33,368	15,202	—	—
Employer contributions(1)	8,943	21,178	4,211	2,571
Benefits paid	(14,325)	(9,251)	(4,211)	(2,571)
Fair value of plan assets at end of year	180,173	152,187	—	—
After reflecting FASB guidance:
Funded status	(38,979)	(71,132)	(39,679)	(42,971)
Amounts recognized in the balance sheet:
Other liabilities	(38,979)	(71,132)	(39,679)	(42,971)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss	54,897	95,055	13,346	17,571
Prior service cost/(credit)	(1,425)	(1,816)	36	48
Total	$53,472	$93,239	$13,382	$17,619

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

Weighted-average assumptions used to determine benefit obligations as of December 31, 2013 and 2012 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2013	2012	2013	2012
Discount rate	4.86%	4.07%	4.30%	3.37%
Rate of compensation increase	3.0	3.0	4.0	4.0
Expected long-term return on plan assets	7.5	7.5	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2013	2012	2011	2013	2012	2011
Discount rate	4.07%	4.62%	5.30%	3.37%	4.07%	4.79%
Rates of compensation increase	3.0	2.5 - 3.0	2.5 - 3.0	4.0	3.5 - 4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.75	7.75	N/A	N/A	N/A

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2013	2012	2011	2013	2012	2011
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,345	$9,145	$8,682	$1,037	$867	$679
Interest cost on projected benefit obligation	8,985	8,977	8,938	1,387	1,473	1,506
Expected return on plan assets	(11,013)	(10,916)	(10,021)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(392)	12	12	12
Amortization of actuarial losses(1)	9,631	7,749	5,625	1,792	1,300	881
Preliminary net periodic benefit cost	16,556	14,563	12,832	4,228	3,652	3,078
Settlement/curtailment expense(2)	—	—	—	928	—	—
Total net periodic benefit cost	$16,556	$14,563	$12,832	$5,156	$3,652	$3,078

(1)  2013 average remaining service period used is 8.19 years and 7.45 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The excess pension plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

The estimated net actuarial loss, prior service cost/(credit), and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2014 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
Net actuarial loss	$6,300	$1,300
Prior service cost/(credit)	(392)	12
Transition obligation	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2014	2013	2012
Cash and cash equivalents	2.0%	2.0%	4.0%
Equity securities	60.0	64.0	60.0
Fixed income	38.0	34.0	36.0
Total	100.0%	100.0%	100.0%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2013	2012
	(Dollars In Thousands)
Cash	$3,052	$6,222
Equity securities:
Collective Russell 3000 Equity Index Fund	74,753	61,451
Fidelity Spartan 500 Equity Index Fund	45,632	34,482
Fixed income	56,736	50,032
Total investments	180,173	152,187
Employer contribution receivable	2,314	—
Total	$182,487	$152,187

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with PLC is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,052	$—	$—	$3,052
Collective investment funds:
Equity index funds	45,632	74,753	—	120,385
Group deposit administration annuity contract	—	—	56,736	56,736
Total investments	$48,684	$74,753	$56,736	$180,173

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$6,222	$—	$—	$6,222
Collective investment funds:
Equity index funds	34,482	61,451	—	95,933
Group deposit administration annuity contract	—	—	50,032	50,032
Total investments	$40,704	$61,451	$50,032	$152,187

For the year ended December 31, 2013, $4.0 million was transferred into Level 3 from Level 2. For the year ended December 31, 2012, $6.0 million was transferred into Level 3 from Level 2. These transfers were made to maintain an acceptable asset allocation as set by the PLC's investment policy.

For the year ended December 31, 2013 and 2012, there were no transfers between Level 1 and Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2013 and 2012, respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
As of December 31, 2013:
Collective short-term investment fund	$3,052	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,753	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	45,632	Not Applicable	Daily	1 day
As of December 31, 2012:
Collective short-term investment fund	$6,222	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	61,451	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	34,482	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that doesn not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of year	$50,032	$41,527
Interest income	2,704	2,505
Transfers from collective short-term investments fund	4,000	6,000
Transfers to collective short-term investments fund	—	—
Balance, end of year	$56,736	$50,032

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2013:

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$56,736	Contract Value	Contract Rate	5.32	% - 5.42%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
2014	$12,621	$3,817
2015	13,284	4,077
2016	13,688	4,007
2017	14,571	3,887
2018	15,431	3,845
2019-2023	84,854	16,936

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2013 and 2012, the accumulated postretirement benefit obligation associated with these benefits was $0.4 million and $0.8 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$788	$949
Service cost	4	6
Interest cost	5	17
Amendments	—	—
Actuarial (gain) or loss	29	(144)
Plan participant contributions	289	293
Benefits paid	(668)	(333)
Special termination benefits	—	—
Benefit obligation, end of year	$447	$788

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 1.26% and 1.09%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2013 and 2012, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$10,070	$8,951
Service cost	144	123
Interest cost	405	412
Amendments	—	—
Actuarial (gain) or loss	(1,620)	895
Plan participant contributions	—	—
Benefits paid	(346)	(311)
Special termination benefits	—	—
Benefit obligation, end of year	$8,653	$10,070

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 5.05% and 4.10%, respectively.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 3.13% and 3.26%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 20 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2013	2012	2011
	(Dollars In Thousands)
Money Market Fund	$6,156	$6,174	$6,193

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,156	$—	$—	$6,156

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,174	$—	$—	$6,174

For the year ended December 31, 2013 and 2012, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,500 for 2013). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2013). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2013, and 2012, PLC recorded an expense of $6.0 million and $5.9 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million, $0.4 million, and $0.4 million, respectively, in 2013, 2012, and 2011.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2013, the plans

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

had 971,512 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity.

16.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of accumulated other comprehensive income (loss) ("AOCI") as of December 31, 2013.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $198.1 million and $204.9 million as of December 31, 2013 and 2012, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2013.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Net settlement (expense)/benefit-(1)	$(2,349)	Benefits and settlement expenses, net of reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax

Unrealized gains and losses on
available-for-sale securities

Net investment gains/losses	$66,437	Realized investment gains (losses): All other investments
Net impairment losses recognized Impairments recognized in earnings	(22,447)	in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 22, Derivative Financial Instruments for additional information.

17.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2013	2012	2011
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.4	0.4	0.4
Investment income not subject to tax	(4.4)	(3.1)	(2.2)
Uncertain tax positions	0.1	0.2	(0.1)
Other	(0.1)	0.4	(1.2)
	31.0%	32.9%	31.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Current income tax expense:
Federal	$(18,076)	$78,510	$(4,609)
State	(222)	2,496	33
Total current	$(18,298)	$81,006	$(4,576)
Deferred income tax expense:
Federal	$149,288	$66,375	$153,412
State	(93)	3,662	2,683
Total deferred	$149,195	$70,037	$156,095

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$185,073	$51,276
Intercompany losses	85,134	45,079
Deferred compensation	105,744	3,750
Other	22,854	26,604
Valuation allowance	(1,200)	(2,552)
	397,605	124,157
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	983,254	911,858
Invested assets (other than realized gains)	184,935	20,936
Net unrealized gains (losses) on investments	290,062	975,076
	1,458,251	1,907,870
Net deferred income tax (liability) asset	$(1,060,646)	$(1,783,713)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax returns.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA; they were not acquired by the Company in connection with the acquisition of MONY discussed in Note 3, Significant Acquisitions. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the Acquisition date (and through the December 31, 2013 reporting date) based on all available information. However, it is possible that these estimates may be adjusted

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2013, will more likely than not be fully realized. The Company has recognized a valuation allowance of $1.2 million and $2.6 million as of December 31, 2013 and 2012, respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $1.4 million, before federal income taxes, decreased state income tax expense in 2013 by the same amount. As of December 31, 2013 and 2012, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital or operating loss carryforwards, and unrealized losses on investments. As of December 31, 2013, the Company had U.S. life subgroup operating loss carryforwards of $171.3 million which will expire if not used by PLC in the consolidated U.S. income tax return by 2028. As of December 31, 2013 and 2012, the Company relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such bonds to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity. As of December 31, 2013, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$74,335	$4,318
Additions for tax positions of the current year	7,464	9,465
Additions for tax positions of prior years	6,787	64,050
Reductions of tax positions of prior years:
Changes in judgment	(2,740)	(3,498)
Settlements during the period	—	—
Lapses of applicable statute of limitations	—	—
Balance, end of period	$85,846	$74,335

Included in the balance above, as of December 31, 2013 and 2012, are approximately $78.5 million and $67.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $7.4 million and $6.8 million as of December 31, 2013 and as of December 31, 2012, respectively.

Any accrued interest related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2013 or 2012 and a $1.4 million benefit in 2011. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2013 and 2012 (before taking into consideration the related income tax benefit that is associated with such an expense).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In January 2014, the Appeals Division followed its normal procedure and sent the Company's case to Congress' Joint Committee on Taxation for review. Although it cannot be certain, the Company believes this review process may conclude within the next 12 months. If this is the case, approximately $7.5 million of these unrecognized tax benefits on the above chart will be reduced. This reduction could occur because of the Company's successful negotiation of certain issues at Appeals coupled with its unsuccessful negotiation on others. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. If the IRS prevails at Appeals and the Company does not litigate these issues, the tax payments that would occur as a result would not materially impact the Company or its effective tax rate.

During the 12 months ending December 31, 2013, the Company's uncertain tax position liability decreased $2.7 million primarily due to the interaction of various taxable income dividends received deduction limitations and the taxable income impacts of other uncertain tax positions. During the 12 months ended December 31, 2012, the Company's uncertain tax position liability decreased $3.5 million as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

18.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$110,301	$92,175	$89,657
Income taxes	(54,370)	77,665	25,129
Noncash investing and financing activities:
Decrease in collateral for securities lending transactions	—	—	(96,653)

19.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.9 million, $4.7 million, and $4.6 million for the years ended December 31, 2013, 2012, and 2011, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $170.9 million, $154.7 million, and $143.0 million for the years ended December 31, 2013, 2012, and 2011, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2013 and 2012 of $27.6 million and $10.3 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2013 and a $6.0 million balance as of December 31, 2012.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  RELATED PARTY TRANSACTIONS — (Continued)

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $40.0 million, $59.1 million, and $51.0 million for the years ended December 31, 2013, 2012, and 2011, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.4 million, $13.0 million, and $4.6 million for the years ended December 31, 2013, 2012, and 2011, respectively.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2013, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, and again on December 19, 2013, wherein as of December 31, 2013, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

In an effort to mitigate the equity market risks discussed above relative to our RBC ratio, in the fourth quarter of 2012, PLC established an indirect wholly owned insurance subsidiary, Shades Creek Captive Insurance Company ("Shades Creek") to which we have reinsured GMWB and GMDB riders related to our variable annuity contracts. The purpose of Shades Creek is to reduce the volatility in RBC due to non-economic variables included within the RBC calculation. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. As of April 1, 2013, Shades Creek became a direct wholly owned insurance subsidiary of PLC. As of December 31, 2013, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  RELATED PARTY TRANSACTIONS — (Continued)

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum death benefits ("GMDB") riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 21, Fair Value of Financial Instruments and Note 22, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

The following balances from Shades Creek's balance sheet as of March 31, 2013, with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013.

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

Statutory net income for the Company was $165.5 million, $376.3 million, and $259.2 million for the year ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus for the Company was $2.9 billion and $3.0 billion as of December 31, 2013 and 2012, respectively.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to the Company. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries, and which would consequently be free from restriction and available for the payment of dividends to the Company's shareowners in 2014 is estimated to be $117.8 million. This results in approximately $2.5 billion of the Company's net assets being restricted from transfer to PLC without prior approval from the respective state insurance department. Additionally, as of December 31, 2013, approximately $494.6 million of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2013, the Company's total adjusted capital and company action level RBC was $3.2 billion and $714.8 million, respectively, providing an RBC ratio of approximately 446%.

Additionally, the Company and its insurance subsidiaries have certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2013, the Company's and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $47.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2013	2012
	(Dollars In Millions)
Non-admission of goodwill	$(311)	$—
Report BOLI Separate Accounts at Book Value	—	(1)
Reserving difference related to a captive insurance company	—	(49)
Total (net)	$(311)	$(50)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives".

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2013	2012
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,415	$1,205
Accounting for Red Mountain Note as admitted asset	$365	$300
Reserving based on state specific actuarial practices	$105	$95

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,445,040	$28	$1,445,068
Commercial mortgage-backed securities	—	970,656	—	970,656
Other asset-backed securities	—	326,175	545,808	871,983
U.S. government-related securities	1,211,141	296,749	—	1,507,890
State, municipalities, and political subdivisions	—	1,407,154	3,675	1,410,829
Other government-related securities	—	51,427	—	51,427
Corporate bonds	107	24,191,367	1,549,940	25,741,414
Total fixed maturity securities — available-for-sale	1,211,248	28,688,568	2,099,451	31,999,267

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$310,877	$—	$310,877
Commercial mortgage-backed securities	—	158,570	—	158,570
Other asset-backed securities	—	93,278	194,977	288,255
U.S. government-related securities	191,332	4,906	—	196,238
State, municipalities, and political subdivisions	—	260,892	—	260,892
Other government-related securities	—	57,097	—	57,097
Corporate bonds	—	1,497,362	29,199	1,526,561
Total fixed maturity securities — trading	191,332	2,382,982	224,176	2,798,490
Total fixed maturity securities	1,402,580	31,071,550	2,323,627	34,797,757
Equity securities	483,482	50,927	67,979	602,388
Other long-term investments(1)	56,469	54,965	98,886	210,320
Short-term investments	131,421	1,603	—	133,024
Total investments	2,073,952	31,179,045	2,490,492	35,743,489
Cash	345,579	—	—	345,579
Assets related to separate accounts
Variable annuity	12,791,438	—	—	12,791,438
Variable universal life	783,618	—	—	783,618
Total assets measured at fair value on a recurring basis	$15,994,587	$31,179,045	$2,490,492	$49,664,124
Liabilities:
Annuity account balances(2)	$—	$—	$107,000	$107,000
Other liabilities(1)	30,241	191,182	233,738	455,161
Total liabilities measured at fair value on a recurring basis	$30,241	$191,182	$340,738	$562,161

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,839,326	$4	$1,839,330
Commercial mortgage-backed securities	—	869,823	—	869,823
Other asset-backed securities	—	378,870	596,143	975,013
U.S. government-related securities	909,988	258,458	—	1,168,446
State, municipalities, and political subdivisions	—	1,439,378	4,275	1,443,653
Other government-related securities	—	80,767	20,011	100,778
Corporate bonds	207	20,197,528	167,892	20,365,627
Total fixed maturity securities — available-for-sale	910,195	25,064,150	788,325	26,762,670
Fixed maturity securities — trading Residential mortgage-backed securities	—	357,803	—	357,803
Commercial mortgage-backed securities	—	171,073	—	171,073
Other asset-backed securities	—	87,395	70,535	157,930
U.S. government-related securities	304,704	1,169	—	305,873
State, municipalities, and political subdivisions	—	278,898	—	278,898
Other government-related securities	—	63,444	—	63,444
Corporate bonds	—	1,672,172	115	1,672,287
Total fixed maturity securities — trading	304,704	2,631,954	70,650	3,007,308
Total fixed maturity securities	1,214,899	27,696,104	858,975	29,769,978
Equity securities	273,072	35,116	65,527	373,715
Other long-term investments(1)	23,639	58,134	48,655	130,428
Short-term investments	214,295	2,492	—	216,787
Total investments	1,725,905	27,791,846	973,157	30,490,908
Cash	269,582	—	—	269,582
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	9,601,417	—	—	9,601,417
Variable universal life	562,817	—	—	562,817
Total assets measured at fair value on a recurring basis	$12,159,721	$27,791,846	$973,157	$40,924,724
Liabilities:
Annuity account balances(2)	$—	$—	$129,468	$129,468
Other liabilities(1)	19,187	27,250	611,437	657,874
Total liabilities measured at fair value on a recurring basis	$19,187	$27,250	$740,905	$787,342

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2013.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified to Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2013, the Company held $3.3 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2013, the Company held $740.8 million of Level 3 ABS, which included $545.8 million of other asset-backed securities classified as available-for-sale and $195.0 million of other asset-backed securities classified trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate bonds, U.S. Government-related securities, States, municipals, and political subdivisions, and Other government related securities

As of December 31, 2013, the Company classified approximately $27.8 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2013, the Company classified approximately $1.6 billion of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2013, the Company held approximately $118.9 million of equity securities classified as Level 2 and Level 3. Of this total, $67.1 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily made up of holdings we have obtained through bankruptcy proceedings or debt restructurings.

Other long-term Investments and Other liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 22, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2013, 72.4% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures, credit default swaps, and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to 22, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified for company experience, with attained age factors

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the statutory policy liabilities (net of policy loans) of $2.6 billion and the fair value of the trading securities of $2.8 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2013 was $2.0 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to 22, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of zero as of December 31, 2013. The assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2013, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2013 was $1.6 million. As of December 31, 2013, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2013, was approximately $0.4 million. As of December 31, 2013, no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2013, was a liability of $34.3 million.

Annuity account balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2013, ranged from a one month rate of 0.32%, a 5 year rate of 2.44%, and a 30 year rate of 4.99%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$545,808	Discounted cash flow	Liquidity premium Paydown rate	1.00% - 1.68% (1.08%) 8.57% - 16.87% (12.05%)
Corporate bonds	1,555,898	Discounted cash flow	Spread over treasury	0.11% - 6.75% (2.06%)
Embedded derivatives — GMWB(1)	156,287	Actuarial cash flow model	Mortality Lapse	49% to 80% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	97% - 103%
			Nonperformance risk	0.15% - 1.06%
Liabilities:
Annuity account balances(2)	$107,000	Actuarial cash flow model	Asset earned rate	5.37%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.15% - 1.06%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 25,324	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate 1.1	% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% - 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/ surrender charge period
			Nonperformance risk	0.15% - 1.06%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2013, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $216.0 million of financial instruments being classified as Level 3 as of December 31, 2013. Of the $216.0 million, $195.0 million are other asset backed securities and $21.0 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2013, the Company held $73.9 million of financial instruments where book value approximates fair value. Of the $73.9 million, $68.0 million represents equity securities, which are predominantly FHLB stock, $3.7 million of other fixed maturity securities, and $2.2 million of other corporate bonds.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$596,143	Discounted cash flow	Liquidity premium Paydown rate	0.72% - 1.68% (1.29%) 8.51% - 18.10% (11.40%)
Other government- related securities	20,011	Discounted cash flow	Spread over treasury	(0.30)%
Corporate bonds	168,007	Discounted cash flow	Spread over treasury	0.92% - 7.75% (3.34%)
Liabilities:
Embedded derivatives — GMWB(1)	$169,041	Actuarial cash flow model	Mortality Lapse	57% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	93% - 100%
			Nonperformance risk	0.09% - 1.34%
Annuity account balances(2)	129,468	Actuarial cash flow model	Asset earned rate	5.81%
			Expenses	$88 - $108 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	57% of 1994 MGDB table 2.2% - 45.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.09% - 1.34%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company which resulted in $70.5 million of financial instruments, all asset backed securities, being classified as Level 3 as of December 31, 2012.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2012, the Company held $69.8 million of financial instruments where book value approximates fair value. Of the $69.8 million, $65.5 million represents equity securities, which are predominantly FHLB stock, and $4.3 million of other fixed maturity securities.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increases.

The GMWB liability is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the liability and conversely, if there is a decrease in the assumptions the liability would increase. The liability is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA account balance liability is sensitive to the asset earned rate and required return on assets. The value of the liability increases with an increase in required return on assets and decreases with an increase in the asset earned rate and conversely, the value of the liability decreases with a decrease in required return on assets and an increase in the asset earned rate.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

(This page has been left blank intentionally.)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2013, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$4	$—	$1,310	$—	$(338)
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	596,143		44,620	—	(58,937)
U.S. government-related securities	—	—	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—
Other government-related securities	20,011	—	2	—	(3)
Corporate bonds	167,892	116	8,310		(20,118)
Total fixed maturity securities — available-for-sale	788,325	116	54,242	—	(79,396)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	(1)	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	70,535	8,785	—	(5,947)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	(123)	—
Other government-related securities	—	—	—	—	—
Corporate bonds	115	1	—	(102)	—
Total fixed maturity securities — trading	70,650	8,786	—	(6,173)	—
Total fixed maturity securities	858,975	8,902	54,242	(6,173)	(79,396)
Equity securities	65,527			—
Other long-term investments(1)	48,655	100,441	—	(16,117)	—
Short-term investments	—	—	—	—	—
Total investments	973,157	109,343	54,242	(22,290)	(79,396)
Total assets measured at fair value on a recurring basis	$973,157	$109,343	$54,242	$(22,290)	$(79,396)
Liabilities:
Annuity account balances(2)	$129,468	$—	$—	$(8,029)	$—
Other liabilities(1)	611,437	295,910	—	(52,716)	—
Total liabilities measured at fair value on a recurring basis	$740,905	$295,910	$—	$(60,745)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.
For the year ended December 31, 2013, $771.6 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2013.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$14,349	$(23)	$—	$—	$(15,287)	$13	$28	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	24,931	(62,760)	—	—	1,227	584	545,808	—
U.S. government-related securities	—		—	—	—		—	—
States, municipals, and political subdivisions		(600)	—	—	—	—	3,675	—
Other government-related securities		(20,000)	—	—	—	(10)	—	—
Corporate bonds	736,012	(67,431)	—	—	726,760	(1,601)	1,549,940	—
Total fixed maturity securities — available-for-sale	775,292	(150,814)	—	—	712,700	(1,014)	2,099,451	—
Fixed maturity securities — trading
Residential mortgage-backed securities	1,582	(72)	—	—	(1,494)	(15)	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	147,224	(29,344)	—	—	2,210	1,514	194,977	3,588
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	3,500	—	—	—	(3,377)	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	4,880	(17)	—	—	24,312	10	29,199	(5)
Total fixed maturity securities — trading	157,186	(29,433)	—	—	21,651	1,509	224,176	3,583
Total fixed maturity securities	932,478	(180,247)	—	—	734,351	495	2,323,627	3,583
Equity securities	2,452		—	—	—	—	67,979	—
Other long-term investments(1)	—	—	—	—	—	(34,093)	98,886	84,324
Short-term investments	—	—	—	—	—	—	—	—
Total investments	934,930	(180,247)	—	—	734,351	(33,598)	2,490,492	87,907
Total assets measured at fair value on a recurring basis	$934,930	$(180,247)	$—	$—	$734,351	$(33,598)	$2,490,492	$87,907
Liabilities:
Annuity account balances(2)	$—	$—	$406	$30,903	$—	$—	$107,000	$—
Other liabilities(1)	—	—	—	—	—	134,505	233,738	242,411
Total liabilities measured at fair value on a recurring basis	$—	$—	$406	$30,903	$—	$134,505	$340,738	$242,411

For the year ended December 31, 2013, $37.2 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously priced using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2013, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2013, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2012, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$7	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—		—	—
Other asset-backed securities	614,813	339	21,780		(22,587)
U.S. government-related securities	15,000	—	—	—	(2)
States, municipals, and political subdivisions		—	—	—	—
Other government-related securities	—	—	29	—	(27)
Corporate bonds	119,565	470	8,052	(4)	(2,723)
Total fixed maturity securities — available-for-sale	749,385	809	29,861	(4)	(25,339)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	28,343	4,086	—	(2,306)	—
U.S. government-related securities			—		—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	2	—		—
Total fixed maturity securities — trading	28,343	4,088	—	(2,306)	—
Total fixed maturity securities	777,728	4,897	29,861	(2,310)	(25,339)
Equity securities	70,080	8	827	—	(1,097)
Other long-term investments(1)	19,103	—	—	29,552	—
Short-term investments	—	—	—	—	—
Total investments	866,911	4,905	30,688	27,242	(26,436)
Total assets measured at fair value on a recurring basis	$866,911	$4,905	$30,688	$27,242	$(26,436)
Liabilities:
Annuity account balances(2)	$136,462	$—	$—	$12,293	$—
Other liabilities(1)	437,613	86,523	—	(260,347)	—
Total liabilities measured at fair value on a recurring basis	$574,075	$86,523	$—	$(248,054)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2012, $67.7 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2012.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(3)	$—	$—	$—	$—	$4	$—
Commercial mortgage-backed securities	—		—	—			—	—
Other asset-backed securities	—	(19,050)	—	—	771	77	596,143	—
U.S. government-related securities	—	(15,000)	—	—	—	2	—	—
States, municipals, and political subdivisions		4,275	—	—	—	—	4,275	—
Other government-related securities	20,024	—	—	—	—	(15)	20,011	—
Corporate bonds	11,960	(9,854)	—	—	40,060	366	167,892	—
Total fixed maturity securities — available-for-sale	36,259	(43,907)	—	—	40,831	430	788,325	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	48,255	(9,896)	—	—		2,053	70,535	1,780
U.S. government-related securities	—	—	—	—	—		—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	1	—	—	—	112		115	10
Total fixed maturity securities — trading	48,256	(9,896)	—	—	112	2,053	70,650	1,790
Total fixed maturity securities	84,515	(53,803)	—	—	40,943	2,483	858,975	1,790
Equity securities	4	(4,295)	—	—		—	65,527	—
Other long-term investments(1)	—	—	—	—	—	—	48,655	29,552
Short-term investments	—	—	—	—	—	—	—	—
Total investments	84,519	(58,098)	—	—	40,943	2,483	973,157	31,342
Total assets measured at fair value on a recurring basis	$84,519	$(58,098)	$—	$—	$40,943	$2,483	$973,157	$31,342
Liabilities:
Annuity account balances(2)	$—	$—	$860	$20,147	$—	$—	$129,468	$—
Other liabilities(1)	—	—	—	—	—	—	611,437	(173,824)
Total liabilities measured at fair value on a recurring basis	$—	$—	$860	$20,147	$—	$—	$740,905	$(173,824)

For the year ended December 31, 2012, $26.8 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2012, there were no transfers from Level 2 to Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2013		2012
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,486,417	$5,949,058	$4,948,625	$5,723,579
Policy loans	3	1,815,744	1,815,744	865,391	865,391
Fixed maturities, held-to-maturity(1)	3	365,000	335,676	300,000	319,163
Liabilities:
Stable value product account balances	3	$2,559,552	$2,566,209	$2,510,559	$2,534,094
Annuity account balances	3	11,125,253	10,639,637	10,658,463	10,525,702
Debt:
Non-recourse funding obligations(2)	3	$1,495,448	$1,272,425	$1,446,900	$1,357,290

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $365.0 million, fair value of $321.5 million, as of December 31, 2013, and $300 million, fair value of $297.6 million, as of December 31, 2012, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

22.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

Other Derivatives

Certain of the Company's subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

We have a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility. No volatility future positions were held during the year ended December 31, 2013.

•  The Company uses equity options, volatility swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its variable annuity products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. As of December 31, 2013, the Company did not hold any volatility options.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company entered into credit default swaps to partially mitigate the Company's non-performance risk related to certain guaranteed minimum withdrawal benefits within its variable annuity products. The Company reported net pre-tax losses of $7.9 million for the year ended December 31, 2011. Net settlements received were $2.5 million, offset by termination losses of $10.4 million. As of December 31, 2013 and 2012, the Company did not hold any remaining credit default swaps.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity and volatility futures to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities.

•  The Company has purchased interest rate caps to mitigate its risk with respect to the Company's LIBOR exposure and the potential impact of European financial market distress. As of December 31, 2013, the Company did not hold any interest rate caps.

•  Certain of the Company's subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC. The Company entered into two separate portfolio maintenance agreements in October 2012.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company recorded an embedded derivative associated with the FIA product as of December 31, 2013. The Company did not market this product during the year ended December 31, 2012.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$(31,216)	$21,138	$164,221
Equity futures — VA	(52,640)	(50,797)	(30,061)
Currency futures — VA	(469)	(2,763)	2,977
Volatility futures — VA	—	(132)	—
Variance swaps — VA	(11,310)	(11,792)	(239)
Equity options — VA	(95,022)	(37,370)	(15,051)
Volatility options — VA	(115)	—	—
Interest rate swaptions — VA	1,575	(2,260)	—
Interest rate swaps — VA	(157,408)	3,264	7,718
Credit default swaps — VA	—	—	(7,851)
Embedded derivative — GMWB	162,737	(22,120)	(127,537)
Funds withheld derivative	71,862	—	—
Total derivatives related to variable annuity contracts	(112,006)	(102,832)	(5,823)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(942)	—	—
Equity futures — FIA	173	—	—
Volatility futures — FIA	(5)	—	—
Equity options — FIA	1,866	—	—
Total derivatives related to FIA contracts	1,092	—	—
Embedded derivative — Modco reinsurance treaties	205,176	(132,816)	(134,340)
Interest rate swaps	2,985	(87)	(11,264)
Interest rate caps	—	(2,666)	(2,801)
Derivatives with PLC(1)	(15,072)	10,664	(300)
Other derivatives	(14)	(79)	(477)
Total realized gains (losses) — derivatives	$82,161	$(227,816)	$(155,005)

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Modco trading portfolio(1)	$(178,134)	$177,986	$164,224

(1)  The Company elected to include the use of alternate disclosures for trading activities.

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)
For The Year Ended December 31, 2012
Interest rate	$(77)	$(2,261)	$—
Inflation	3,243	(938)	(177)
Total	$3,166	$(3,199)	$(177)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2013		2012
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Inflation	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	200,000	1,961	355,000	6,532
Variance swaps	—	—	500	406
Derivatives with PLC(1)	1,464,164	1,993	1,404,750	17,064
Embedded derivative — Modco reinsurance treaties	80,376	1,517	30,244	1,330
Embedded derivative — GMWB	1,921,443	95,376	1,640,075	30,261
Interest rate futures	—	—	—	—
Equity futures	3,387	111	147,581	595
Currency futures	14,338	321	15,944	784
Interest rate caps	—	—	3,000,000	—
Equity options	1,376,205	78,277	573,493	61,833
Interest rate swaptions	625,000	30,291	400,000	11,370
Other	425	473	224	253
	$5,685,338	$210,320	$7,567,811	$130,428

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2013		2012
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other liabilities
Cash flow hedges:
Inflation	$182,965	$1,865	$182,965	$5,027
Derivatives not designated as hedging instruments:
Interest rate swaps	1,230,000	153,322	400,000	10,025
Variance swaps	1,500	1,744	2,675	12,198
Embedded derivative — Modco reinsurance treaties	2,578,590	206,918	2,655,134	411,907
Funds withheld derivative	991,568	34,251	—	—
Embedded derivative — GMWB	104,180	1,496	5,253,961	199,530
Embedded derivative — FIA	244,424	25,324	—	—
Interest rate futures	322,902	5,221	893,476	13,970
Equity futures	164,595	6,595	152,364	3,316
Currency futures	118,008	840	131,979	1,901
Equity options	257,065	17,558	—	—
Other	230	27	—	—
	$6,196,027	$455,161	$9,672,554	$657,874

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $1.3 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

From time to time, the Company is required to post and obligated to return collateral related to derivative transactions. As of December 31, 2013, the Company had posted cash and securities (at fair value) as collateral of approximately $102.3 million and $51.0 million, respectively. As of December 31, 2013, the Company received $10.7 million of cash as collateral. The Company does not net the collateral posted or received with the fair value of the derivative financial instruments for reporting purposes.

23.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 11, Debt and Other Obligations for details of the Company's repurchase agreement programs.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2013:

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$110,983	$—	$110,983	$52,487	$10,700	$47,796
Embedded derivative — Modco reinsurance treaties	1,517	—	1,517	—	—	1,517
Embedded derivative — GMWB	95,376	—	95,376	—	—	95,376
Total derivatives, subject to a master netting arrangement or similar arrangement	207,876	—	207,876	52,487	10,700	144,689
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,444	—	2,444	—	—	2,444
Total derivatives	210,320	—	210,320	52,487	10,700	147,133
Total Assets	$210,320	$—	$210,320	$52,487	$10,700	$147,133

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$187,172	$—	$187,172	$52,487	$98,359	$36,326
Embedded derivative — Modco reinsurance treaties	206,918	—	206,918	—	—	206,918
Funds withheld derivative		34,251		34,251		34,251
Embedded derivative — GMWB	1,496	—	1,496	—	—	1,496
Embedded derivative — FIA	25,324	—	25,324	—	—	25,324
Total derivatives, subject to a master netting arrangement or similar arrangement	455,161	—	455,161	52,487	98,359	304,315
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	455,161	—	455,161	52,487	98,359	304,315
Repurchase agreements(1)	350,000	—	350,000	—	—	350,000
Total Liabilities	$805,161	$—	$805,161	$52,487	$98,359	$654,315

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2012.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$81,520	$—	$81,520	$21,565	$11,280	$48,675
Embedded derivative — Modco reinsurance treaties	1,330	—	1,330	—	—	1,330
Embedded derivative — GMWB	30,261	—	30,261	—	—	30,261
Total derivatives, subject to a master netting arrangement or similar arrangement	113,111	—	113,111	21,565	11,280	80,266
Total derivatives, not subject to a master netting arrangement or similar arrangement	17,317	—	17,317	—	—	17,317
Total derivatives	130,428	—	130,428	21,565	11,280	97,583
Total Assets	$130,428	$—	$130,428	$21,565	$11,280	$97,583

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$46,437	$—	$46,437	$21,565	$20,373	$4,499
Embedded derivative — Modco reinsurance treaties	411,907	—	411,907	—	—	411,907
Embedded derivative — GMWB	199,530	—	199,530	—	—	199,530
Total derivatives, subject to a master netting arrangement or similar arrangement	657,874	—	657,874	21,565	20,373	615,936
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	657,874	—	657,874	21,565	20,373	615,936
Repurchase agreements(1)	150,000	—	150,000	—	—	150,000
Total Liabilities	$807,874	$—	$807,874	$21,565	$20,373	$765,936

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

24.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets UL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not assigned to the segments above (including the impact of carrying liquidity) and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income available to the Company's shareowner and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and the related amortization of DAC attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. During the year ended December 31, 2013, the Company began allocating realized gains and losses to certain of its segments to better reflect the economics of the investments supporting those segments. This change had no impact to segment operating income. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

During the first quarter of 2011, the Company recorded $8.5 million of pre-tax earnings in the Corporate and Other business segment relating to the settlement of a dispute with respect to certain investments.

There were no significant intersegment transactions during the year ended December 31, 2013, 2012, and 2011.

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Revenues
Life Marketing	$1,324,409	$1,233,654	$1,193,927
Acquisitions	1,186,579	1,064,295	982,821
Annuities	569,004	610,489	633,185
Stable Value Products	122,974	123,274	170,455
Asset Protection	296,782	294,146	282,587
Corporate and Other	104,922	130,202	145,610
Total revenues	$3,604,670	$3,456,060	$3,408,585
Segment Operating Income (Loss)
Life Marketing	$106,812	$102,114	$96,110
Acquisitions	154,003	171,060	157,393
Annuities	166,278	117,778	79,373
Stable Value Products	80,561	60,329	56,780
Asset Protection	20,148	9,765	16,892
Corporate and Other	(74,620)	1,119	6,985
Total segment operating income	453,182	462,165	413,533
Realized investment (losses) gains — investments(1)	(140,236)	188,729	194,866
Realized investment (losses) gains — derivatives	109,553	(191,315)	(133,124)
Income tax expense	(130,897)	(151,043)	(151,519)
Net Income	$291,602	$308,536	$323,756
Investment gains (losses)(2)	$(143,984)	$174,692	$200,432
Less: amortization related to DAC/VOBA and benefits settelement expenses	(3,748)	(14,037)	5,566
Realized investment gains (losses) in investments	$(140,236)	$188,729	$194,866
Derivative gains (losses)(3)	$82,161	$(227,816)	$(155,005)
Less: VA GMWB economic cost	(27,392)	(36,501)	(21,881)
Realized investment gains (losses) — derivatives	$109,553	$(191,315)	$(133,124)
Net investment income
Life Marketing	$521,219	$486,374	$446,014
Acquisitions	617,298	550,334	529,261
Annuities	468,329	504,342	507,229
Stable Value Products	123,798	128,239	145,150
Asset Protection	19,046	19,698	21,650
Corporate and Other	86,498	100,351	104,140
Total net investment income	$1,836,188	$1,789,338	$1,753,444

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Amortization of DAC and VOBA
Life Marketing	$25,774	$45,079	$87,461
Acquisitions	72,762	77,251	75,041
Annuities	31,498	45,319	57,201
Stable Value Products	398	947	4,556
Asset Protection	23,603	22,569	22,607
Corporate and Other	625	1,018	2,654
Total amortization of DAC and VOBA	$154,660	$192,183	$249,520

(1)  Includes credit related other-than-temporary impairments of $22.4 million, $58.1 million, and $47.3 million for the year ended December 31, 2013, 2012, and 2011, respectively.

(2)  Includes realized investment gains (losses) before related amortization.

(3)  Includes realized gains (losses) on derivatives before the VA GMWB economic cost.

	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,135,914	$20,201,081	$20,029,310	$2,558,551
Deferred policy acquisition costs and value of business acquired	2,071,470	813,239	554,974	1,001
Goodwill	—	32,517	—	—
Total assets	$15,207,384	$21,046,837	$20,584,284	$2,559,552
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$777,388	$8,006,256	$16,762	$64,725,262
Deferred policy acquisition costs and value of business acquired	49,275	646	—	3,490,605
Goodwill	48,158	—	—	80,675
Total assets	$874,821	$8,006,902	$16,762	$68,296,542
	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$12,171,384	$11,312,550	$17,649,488	$2,509,160
Deferred policy acquisition costs and value of business acquired	2,001,708	679,746	491,184	1,399
Goodwill	—	35,615	—	—
Total assets	$14,173,092	$12,027,911	$18,140,672	$2,510,559

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$740,153	$9,446,057	$19,662	$53,848,454
Deferred policy acquisition costs and value of business acquired	50,253	1,066	—	3,225,356
Goodwill	48,158	—	—	83,773
Total assets	$838,564	$9,447,123	$19,662	$57,157,583

25.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2013 and 2012 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2013
Premiums and policy fees	$723,200	$752,752	$653,664	$837,706
Reinsurance ceded	(325,840)	(396,777)	(277,628)	(387,192)
Net of reinsurance ceded	397,360	355,975	376,036	450,514
Net investment income	439,012	447,064	434,772	515,340
Realized investment gains (losses)	(5,223)	(47,636)	4,263	(13,227)
Other income	54,434	60,638	65,523	69,825
Total revenues	885,583	816,041	880,594	1,022,452
Total benefits and expenses	775,769	737,114	767,239	902,049
Income before income tax	109,814	78,927	113,355	120,403
Income tax expense	35,936	25,923	37,107	31,931
Net income	$73,878	$53,004	$76,248	$88,472

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2012
Premiums and policy fees	$692,398	$707,720	$681,324	$717,948
Reinsurance ceded	(296,295)	(336,119)	(311,862)	(365,821)
Net of reinsurance ceded	396,103	371,601	369,462	352,127
Net investment income	443,532	438,648	446,374	460,784
Realized investment gains (losses)	(13,022)	6,669	(2,686)	(44,085)
Other income	75,142	50,121	51,046	54,244
Total revenues	901,755	867,039	864,196	823,070
Total benefits and expenses	760,687	749,974	757,507	728,313
Income before income tax	141,068	117,065	106,689	94,757
Income tax expense	45,212	35,438	35,778	34,615
Net income	$95,856	$81,627	$70,911	$60,142

26.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2013, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2013:
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	813,239	15,121,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,275	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,490,605	$29,780,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418
For The Year Ended December 31, 2011:
Life Marketing	$1,912,916	$11,755,841	$589,027	$274,870	$744,819	$446,014	$978,098	$87,461	$32,258	$196
Acquisitions	824,277	7,804,207	6,792	3,669,366	414,823	529,261	662,293	75,041	55,792	22,386
Annuities	435,462	1,175,690	103,314	7,497,370	68,319	507,229	390,788	57,201	84,996	—
Stable Value Products	2,347	—	—	2,769,510	—	145,150	81,256	4,556	2,557	—
Asset Protection	46,606	53,987	517,274	1,645	170,898	21,650	88,257	22,607	154,831	161,387
Corporate and Other	1,612	78,002	1,851	50,113	21,361	104,140	21,528	2,654	131,136	21,107
Total	$3,223,220	$20,867,727	$1,218,258	$14,262,874	$1,420,220	$1,753,444	$2,222,220	$249,520	$461,570	$205,076

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$416,809,287	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,871	1,299,631	306,921	1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,796	7,978	151,182		5.3
Total	$2,628,133	$1,387,438	$339,190	$1,579,885
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,589	6,765	153,190		4.4
Total	$2,481,501	$1,310,098	$317,889	$1,489,292
For The Year Ended December 31, 2011:
Life insurance in-force	$728,670,260	$469,530,487	$32,812,882	$291,952,655		11.2%
Premiums and policy fees:
Life insurance	2,245,359	1,278,273	248,467	1,215,553	(1)	20.4
Accident/health insurance	43,161	14,415	21,719	50,465		43.0
Property and liability insurance	219,267	71,225	6,160	154,202		4.0
Total	$2,507,787	$1,363,913	$276,346	$1,420,220

(1)  Includes annuity policy fees of $88.7 million, $103.8 million, and $74.9 million for the years ended December 31, 2013, 2012, and 2011, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2013
Allowance for losses on commercial mortgage loans	$2,875	$7,093	$—	$(6,838)	$3,130
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875
2011
Allowance for losses on commercial mortgage loans	$11,650	$9,603	$—	$(16,278)	$4,975

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company ("PLICO") authorizing establishment of the Protective Life Variable Annuity Separate Account(1)

2.  Not applicable

3.  (a)  Distribution Agreement between IDI and PLICO(11)

(b)  Second Amended Distribution Agreement between IDI and PLICO(18)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series(13)

  (ii)  C Series(13)

  (iii)  L Series(13)

(b)  Contract Schedule for Individual Contracts

  (i)  B Series(13)

  (ii)  C Series(13)

  (iii)  L Series(13)

(c)  Guaranteed Account Endorsement

  (i)  B Series and L Series(13)

  (ii)  C Series(13)

(d)  (i)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(13)

  (ii)  Revised Nursing Home Endorsement(16)

(e)  Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement(13)

(f)  SecurePay Rider(13)

(g)  SecurePay R72 Rider(13)

  (i)  Revised Rider(15)

(h)  SecurePay 5 Rider(17)

(i)  Protective Income Manager Rider(13)

(j)  Protective Income Manager Amendment(13)

(k)  Qualified Retirement Plan Endorsement(13)

(l)  Roth IRA Endorsement(13)

(m)  Traditional IRA Endorsement(13)

(n)  Maximum Anniversary Value Death Benefit Rider(13)

(o)  Return of Purchase Payments Death Benefit Rider(13)

(p)  Medical Evaluation for Enhanced GMWB Withdrawal Percentages(13)

(q)  Annuitization Bonus Endorsement(13)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series and L Series(13)

  (ii)  C Series(13)

6.  (a)  2011 Amended and Restated Charter of Protective Life Insurance Company(12)

(b)  2011 Amended and Restated Bylaws of Protective Life Insurance Company(12)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (MFS Variable Insurance Trust)(2)

(c)  Participation Agreement (Lord Abbett Series Fund)(4)

(d)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(3)

(e)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(3)

(f)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(5)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(10)

(g)  Participation Agreement (Fidelity Variable Insurance Products)(6)

(h)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(7)

(i)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(7)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(10)

(j)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(8)

(k)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(8)

(l)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(8)

(m)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(8)

(n)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(8)

(o)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(8)

(p)  Participation Agreement (Legg Mason)(9)

(q)  Participation Agreement (PIMCO)(9)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO)(10)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO)(10)

(r)  Participation Agreement (Royce Capital)(9)

(s)  Rule 22c-2 Information Sharing Agreement (Royce)(9)

(t)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(10)

9.  Opinion and Consent of Max Berueffy, Esq.(14)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of PricewaterhouseCoopers LLP

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of attorney

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

(2)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(5)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(6)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-70984), filed with the Commission on April 27, 2007.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(12)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(13)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(14)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on April 20, 2012.

(15)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on October 3, 2012.

(16)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 19, 2013.

(17)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on May 16, 2013.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns

Richard J. Bielen
Carl S. Thigpen

Deborah J. Long
Michael G. Temple
Nancy Kane

John Sawyer
Lance Black
Scott Karchunas
Wayne E. Stuenkel
Steven G. Walker

Phil Passafiume
Robert R. Bedwell III
Frank Sottosanti
Mark Cyphert

Aaron C. Seurkamp
Stephane Goyer
Steve M. Callaway
David M. Loper
Barrie B. Stokes
Richard J. Kurtz	Chairman of the Board, Chief Executive Officer, President,
and Director
Vice Chairman and Chief Financial Officer and Director
Executive Vice President, Chief Investment Officer and Director
Executive Vice President, General Counsel, and Secretary
Executive Vice President and Chief Risk Officer
Senior Vice President, Acquisitions and Corporate
Development
Senior Vice President and Chief Distribution Officer
Senior Vice President and Treasurer
Senior Vice President, Asset Protection Division
Senior Vice President and Chief Actuary
Senior Vice President and Controller and Chief Accounting
Officer
Senior Vice President and Director, Fixed Income
Senior Vice President, Mortgage Loans
Senior Vice President and Chief Marketing Officer
Senior Vice President, Chief Information and Operations Officer
Senior Vice President, Life Sales
Senior Vice President and Head of Insurance Risk
Senior Vice President and Senior Associate Counsel
Senior Vice President and Senior Associate Counsel
Senior Vice President and Senior Associate Counsel
Senior Vice President, Dealer Sales, APD

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2013 (File No. 1-11339) filed with the Commission on February 28, 2014.

Item 27. Number of Contractowners.

As of March 31, 2014, there were 10,840 contract owners of Protective Variable Annuity individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	None
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Carol Majewski	Assistant Compliance Officer	Director I, Compliance Officer
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President, Annuity Financial Reporting
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 25, 2014.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:  *

  John D. Johns, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  *

  John D. Johns, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 25, 2014
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2014
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2014
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 25, 2014
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 25, 2014

Exhibit Index

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP.

(b)  Consent of PricewaterhouseCoopers LLP.

14.  Powers of attorney